As filed with the U.S. Securities and Exchange Commission on June 15, 2006.

Securities Act File No. 333-133721

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1

Post-Effective Amendment No.

(Check appropriate box or boxes)

MORGAN STANLEY CAPITAL OPPORTUNITIES TRUST

(Exact Name of Registrant as Specified in Charter)

1221 Avenue of the Americas
New York, New York 10020

(Address of Principal Executive Offices:    (Number, Street, City, State, Zip Code))

(800) 869-6397

(Area Code and Telephone Number)

Amy R. Doberman, Esq.
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

(Name and Address of Agent for Service)

Copy to:

Carl Frischling, Esq. Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036	Stuart M. Strauss, Esq. Clifford Chance US LLP 31 West 52nd Street New York, New York 10019

Approximate Date of Proposed Public Offering:    As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because an indefinite number of common shares of beneficial interest of Morgan Stanley Capital Opportunities Trust have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

MORGAN STANLEY AGGRESSIVE EQUITY FUND

1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 1, 2006

To the Shareholders of Morgan Stanley Aggressive Equity Fund

Notice is hereby given of a Special Meeting of the Shareholders of Morgan Stanley Aggressive Equity Fund (‘‘Aggressive Equity’’) to be held in the Auditorium, 3rd Floor, 1221 Avenue of the Americas, New York, NY 10020, at 11:00 a.m., New York time, on August 1, 2006, and any adjournments thereof (the ‘‘Meeting’’), for the following purposes:

1.    To consider and vote upon an Agreement and Plan of Reorganization, dated April 25, 2006 (the ‘‘Reorganization Agreement’’), between Aggressive Equity and Morgan Stanley Capital Opportunities Trust (‘‘Capital Opportunities’’), pursuant to which substantially all of the assets of Aggressive Equity would be combined with those of Capital Opportunities and shareholders of Aggressive Equity would become shareholders of Capital Opportunities receiving shares of Capital Opportunities with a value equal to the value of their holdings in Aggressive Equity (the ‘‘Reorganization’’); and

2.    To act upon such other matters as may properly come before the Meeting.

The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on May 30, 2006 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person. The Board of Trustees of Aggressive Equity recommends you vote in favor of the Reorganization. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,
MARY E. MULLIN, Secretary

June 16, 2006

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy. If you are unable to be present in person, please fill in, sign and return the enclosed Proxy in order that the necessary quorum be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States. Shareholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions on their proxy cards or on the enclosed Voting Information Card.

MORGAN STANLEY CAPITAL OPPORTUNITIES TRUST

1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

Acquisition of the Assets of
Morgan Stanley Aggressive Equity Fund

By and in Exchange for Shares of
Morgan Stanley Capital Opportunities Trust

This Proxy Statement and Prospectus is being furnished to shareholders of Morgan Stanley Aggressive Equity Fund (‘‘Aggressive Equity’’) in connection with an Agreement and Plan of Reorganization, dated April 25, 2006 (the ‘‘Reorganization Agreement’’), pursuant to which substantially all the assets of Aggressive Equity will be combined with those of Morgan Stanley Capital Opportunities Trust (‘‘Capital Opportunities’’) in exchange for shares of Capital Opportunities (the ‘‘Reorganization’’). As a result of this transaction, shareholders of Aggressive Equity will become shareholders of Capital Opportunities and will receive shares of Capital Opportunities with a value equal to the value of their holdings in Aggressive Equity. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between Aggressive Equity and Capital Opportunities attached hereto as Exhibit A. The address of Aggressive Equity is that of Capital Opportunities set forth above. This Proxy Statement also constitutes a Prospectus of Capital Opportunities, which is dated March 30, 2006, filed by Capital Opportunities with the Securities and Exchange Commission (the ‘‘Commission’’) as part of its Registration Statement on Form N-14 (the ‘‘Registration Statement’’).

Capital Opportunities is an open-end management investment company whose investment objective is to seek long-term capital appreciation. Capital Opportunities normally invests at least 65% of its assets in a portfolio of common stocks of companies with market capitalizations, at the time of purchase, within the capitalization range of the companies comprising the Russell 3000® Growth Index.

This Proxy Statement and Prospectus sets forth concisely information about Capital Opportunities that shareholders of Aggressive Equity should know before voting on the Reorganization Agreement. A copy of the Prospectus for Capital Opportunities dated March 30, 2006, as may be supplemented from time to time, is attached as Exhibit B and is incorporated herein by reference. Also enclosed and incorporated herein by reference is Capital Opportunities' Annual Report for the fiscal year ended November 30, 2005. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus, dated June 16, 2006, has been filed with the Commission and is also incorporated herein by reference. Also incorporated herein by reference are Aggressive Equity's Prospectus, dated November 30, 2005, as supplemented, its Annual Report for its fiscal year ended July 31, 2005 and its succeeding Semi-Annual report for the six-months ended January 31, 2006. Such documents, as well as additional information about Capital Opportunities, have been filed with the Commission and are available upon request without charge by calling (800) 869-NEWS (toll-free) or by visiting the Commission's website at www.sec.gov.

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

These Securities have not been approved or disapproved by the Securities and Exchange Commission or any State Securities Commission, nor has the Securities and Exchange Commission or any State Securities Commission passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Proxy Statement and Prospectus is dated June 16, 2006.

PROXY STATEMENT AND PROSPECTUS

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MORGAN STANLEY AGGRESSIVE EQUITY FUND
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

PROXY STATEMENT AND PROSPECTUS

Special Meeting of Shareholders
to be held August 1, 2006

INTRODUCTION

General

This Proxy Statement and Prospectus is being furnished to the shareholders of Morgan Stanley Aggressive Equity Fund (‘‘Aggressive Equity’’), an open-end, diversified management investment company, in connection with the solicitation by the Board of Trustees of Aggressive Equity (the ‘‘Board’’) of proxies to be used at the Special Meeting of Shareholders of Aggressive Equity to be held in Auditorium, 1221 Avenue of the Americas, New York, NY 10020, at 11:00 a.m., New York time, on August 1, 2006, and any adjournments thereof (the ‘‘Meeting’’). It is expected that the first mailing of this Proxy Statement and Prospectus will be made on or about June 19, 2006.

At the Meeting, Aggressive Equity shareholders (‘‘Shareholders’’) will consider and vote upon an Agreement and Plan of Reorganization, dated April 25, 2006 (the ‘‘Reorganization Agreement’’), between Aggressive Equity and Morgan Stanley Capital Opportunities Trust (‘‘Capital Opportunities’’), pursuant to which substantially all of the assets of Aggressive Equity will be combined with those of Capital Opportunities in exchange for shares of Capital Opportunities. As a result of this transaction, Shareholders will become shareholders of Capital Opportunities and will receive shares of Capital Opportunities equal to the value of their holdings in Aggressive Equity on the date of such transaction (the ‘‘Reorganization’’). Pursuant to the Reorganization, each Shareholder will receive the class of shares of Capital Opportunities that corresponds to the class of shares of Aggressive Equity currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Aggressive Equity will receive Class A, Class B, Class C or Class D shares of Capital Opportunities, respectively. The shares to be issued by Capital Opportunities pursuant to the Reorganization (the ‘‘Capital Opportunities Shares’’) will be issued at net asset value without an initial sales charge. Further information relating to Capital Opportunities is set forth herein and in Capital Opportunities' current Prospectus, dated March 30, 2006 (‘‘Capital Opportunities' Prospectus’’), attached to this Proxy Statement and Prospectus as Exhibit B and is incorporated herein by reference.

The information concerning Aggressive Equity and Capital Opportunities contained herein has been supplied by Aggressive Equity and Capital Opportunities, respectively. Each of Aggressive Equity and Capital Opportunities is referred to herein as a ‘‘Fund.’’

Record Date; Share Information

The Board has fixed the close of business on May 30, 2006 as the record date (the ‘‘Record Date’’) for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 26,236,337.592 shares of Aggressive Equity issued and outstanding. Shareholders on the Record Date are entitled to one vote per share and a fractional vote for a fractional share on each matter submitted to a vote at the Meeting. Shareholders of each class will vote together as a single class in connection with the Reorganization Agreement. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a class of each of the Funds as of the Record Date:

Name and Address of Aggressive Equity Shareholders	Number of Shares	Percentage of Outstanding Shares
Class A
None
Class B
None
Class C
None
Class D
Morgan Stanley Multi-Asset Class Fund c/o The Bank of New York PO Box 11203 New York NY 10286-1203	125,137.346	30.10%

Name and Address of Capital Opportunities Shareholders	Number of Shares	Percentage of Outstanding Shares
Class A
None
Class B
None
Class C
None
Class D
None

As of the Record Date, the trustees and officers of Aggressive Equity and Capital Opportunities, each as a group, owned less than 1% of the outstanding shares of Aggressive Equity and Capital Opportunities, respectively.

Proxies

The enclosed form of Proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The Proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the Proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker ‘‘non-votes’’ will not count as votes in favor of the Reorganization Agreement, and broker ‘‘non-votes’’ will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker ‘‘non-votes’’ are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker

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does not have discretionary voting authority. If a Shareholder executes and returns a Proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The Proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of Aggressive Equity, 1221 Avenue of the Americas, New York, NY 10020; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new Proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a Proxy.

In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of Aggressive Equity present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement. Abstentions and, if applicable, broker ‘‘non-votes’’ will not be counted for purposes of approving an adjournment.

Expenses of Solicitation

All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by Capital Opportunities, which expenses are expected to approximate $440,000. Aggressive Equity and Capital Opportunities will bear all of their respective other expenses associated with the Reorganization.

The solicitation of Proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers of Aggressive Equity or officers and regular employees of Morgan Stanley Investment Advisors Inc. (the ‘‘Investment Adviser’’), Morgan Stanley Trust (the ‘‘Transfer Agent’’), Morgan Stanley Services Company Inc. and/or Morgan Stanley DW Inc. (‘‘Morgan Stanley DW’’), without special compensation therefor. As described below, Aggressive Equity will employ Computershare Fund Services (‘‘Computershare’’) to make telephone calls to Shareholders to remind them to vote. In addition, Aggressive Equity may also employ Computershare as proxy solicitor if it appears that the required number of votes to achieve a quorum will not be received.

Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by Internet or by telephone, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions.

In certain instances, the Transfer Agent or Computershare may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any proposal other than to refer to the recommendations of the Board. Aggressive Equity has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly, Shareholders will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained

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in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to these services, Computershare will be paid a project management fee as well as telephone solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining Shareholders' telephone numbers, and providing additional materials upon Shareholder request, at an estimated cost of $83,026.

Vote Required

Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority (i.e., more than 50%) of the shares of Aggressive Equity represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, Aggressive Equity will continue in existence and the Board will consider alternative actions.

SYNOPSIS

The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and the Reorganization Agreement in their entirety and, in particular, Capital Opportunities' Prospectus, which is attached to this Proxy Statement as Exhibit B and incorporated herein by reference.

The Reorganization

The Reorganization Agreement provides for the transfer of substantially all the assets of Aggressive Equity, subject to stated liabilities, to Capital Opportunities in exchange for the Capital Opportunities Shares. The aggregate net asset value of the Capital Opportunities Shares issued in the exchange will equal the aggregate value of the net assets of Aggressive Equity received by Capital Opportunities. On or after the closing date scheduled for the Reorganization (the ‘‘Closing Date’’), Aggressive Equity will distribute the Capital Opportunities Shares received by Aggressive Equity to Shareholders as of the Valuation Date (as defined below) in complete liquidation of Aggressive Equity, and Aggressive Equity will thereafter be terminated and deregistered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’). As a result of the Reorganization, each Shareholder will receive that number of full and fractional Capital Opportunities Shares equal in value to such Shareholder's pro rata interest in the net assets of Aggressive Equity transferred to Capital Opportunities. Pursuant to the Reorganization, each Shareholder will receive the class of shares of Capital Opportunities that corresponds to the class of shares of Aggressive Equity currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Aggressive Equity will become a holder of Class A, Class B, Class C and Class D shares of Capital Opportunities, respectively. Shareholders holding their shares of Aggressive Equity in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their Capital Opportunities Shares; however, such Shareholders will not be able to redeem, transfer or exchange the Capital Opportunities Shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted

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as a result of the Reorganization. The ‘‘Valuation Date’’ is the third business day following the receipt of the requisite approval by the Shareholders of the Reorganization Agreement or at such other time as Aggressive Equity and Capital Opportunities may agree, on which date the number of Capital Opportunities shares to be delivered to Aggressive Equity will be determined.

At least one but not more than 20 business days prior to the Valuation Date, Aggressive Equity will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders substantially all of Aggressive Equity's investment company taxable income for all periods since the inception of Aggressive Equity through and including the Valuation Date (computed without regard to any dividends paid deduction), and substantially all of Aggressive Equity's net capital gain, if any, realized in such periods (after reduction for any capital loss carryovers).

For the reasons set forth below under ‘‘The Reorganization — The Board's Considerations,’’ the Board, including the trustees who are not ‘‘interested persons’’ of Aggressive Equity (‘‘Independent Trustees’’), as that term is defined in the 1940 Act, has concluded that the Reorganization is in the best interests of Aggressive Equity and the Shareholders and recommends approval of the Reorganization Agreement.

Past Performance

Aggressive Equity.    The bar chart and table below provide some indication of the risks of investing in Aggressive Equity. Aggressive Equity's past performance (before and after taxes) does not indicate how Aggressive Equity will perform in the future. This chart shows how the performance of Aggressive Equity's Class B shares has varied from year to year over the past 10 calendar years.

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. The year-to-date total return as of March 31, 2006 was 5.05%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 12.57% (quarter ended December 31, 2003) and the lowest return for a calendar quarter was –22.25% (quarter ended March 31, 2001).

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Average Annual Total Returns (as of December 31, 2005)

	Past 1 Year	Past 5 Years	Life of Fund (Since 02/24/99)
Class A—Return Before Taxes	16.00%	–2.90%	3.73%
Class B—Return Before Taxes	16.55%	−2.97%	3.77%
Class B—Return After Taxes on Distributions[1]	16.55%	–2.98%	3.07%
Class B—Returns After Taxes on Distributions and Sale of Fund Shares	10.76%	–2.50%	2.85%
Class C—Return Before Taxes	20.53%	–2.56%	3.78%
Class D—Return Before Taxes	22.72%	–1.61%	4.80%
Russell 3000® Growth Index†2	5.17%	3.15%	–2.09%
Lipper Multi-Cap Growth Funds Index†3	9.13%	2.90%	1.18%

†	Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(1)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

(2)	The Russell 3000® Growth Index measures the performance of those companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth values.

(3)	The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

Included in the table above are the after-tax returns for the Aggressive Equities' Class B shares. The after-tax returns for the Aggressive Equities' other Classes will vary from the Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

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Capital Opportunities.    The bar chart and table below provide some indication of the risks of investing in Capital Opportunities. Capital Opportunities' past performance (before and after taxes) does not indicate how Capital Opportunities will perform in the future. This chart shows how the performance of Capital Opportunities Class B shares has varied from year to year over the past 10 calendar years.

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. The year-to-date total return as of March 31, 2006 was 4.65%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 62.22% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was –40.43% (quarter ended March 31, 2001).

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This table compares Capital Opportunities' average annual total returns with those of an index that represents a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. Capital Opportunities' returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).

Average Annual Total Returns (as of December 31, 2005)

	Past 1 Year	Past 5 Years	Life of Fund
Class A1: Return Before Taxes	15.69%	–8.03%	6.31%
Russell 3000® Growth Index[2]	5.17%	–3.15%	2.38%
Lipper Multi-Cap Growth Funds Index[3]	9.13%	–2.90%	4.24%
Class B1: Returns Before Taxes	16.14%	–8.14%	6.20%
Returns After Taxes on Distributions[4]	16.14%	–8.14%	6.15%
Returns After Taxes on Distributions and Sale of Fund Shares	10.49%	–6.72%	5.48%
Russell 3000® Growth Index[2]	5.17%	–3.15%	5.96%
Lipper Multi-Cap Growth Funds Index[3]	9.13%	–2.90%	6.79%
Class C1: Return Before Taxes	20.17%	–7.73%	6.19%
Russell 3000® Growth Index[2]	5.17%	–3.15%	2.38%
Lipper Multi-Cap Growth Funds Index[3]	9.13%	–2.90%	4.24%
Class D1: Return Before Taxes	22.35%	–6.84%	7.21%
Russell 3000® Growth Index[2]	5.17%	–3.15%	2.38%
Lipper Multi-Cap Growth Funds Index[3]	9.13%	–2.90%	4.24%

(1)	Classes A, C and D commenced operations on July 28, 1997. Class B commenced operations on February 27, 1996.

(2)	The Russell 3000® Growth Index measures the performance of those companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth values. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)	The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

(4)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

Included in the table above are the after-tax returns for Capital Opportunities' Class B shares. The after-tax returns for Capital Opportunities' other Classes will vary from the Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold Capital Opportunities' shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Capital Opportunities' shares been sold at the end of the relevant periods, as applicable.

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Fee Table

The following table briefly describes the fees and expenses that a shareholder of Aggressive Equity and Capital Opportunities may pay if they buy and hold shares of each respective Fund. These expenses are deducted from each respective Fund's assets and are based on expenses paid by Aggressive Equity for its fiscal year ended July 31, 2005, and by Capital Opportunities for its fiscal year ended November 30, 2005. Aggressive Equity and Capital Opportunities each pays expenses for management of its assets, distribution of its shares and other services, and those expenses are reflected in the net asset value per share of each Fund. The table also sets forth pro forma fees for the surviving combined fund (Capital Opportunities) (the ‘‘Combined Fund’’) reflecting what the fee schedule would have been on January 31, 2006, if the Reorganization had been consummated twelve (12) months prior to that date.

Shareholder Fees (fees paid directly from a shareholder's investment)	Aggressive Equity		Capital Opportunities		Pro Forma Combined Fund (6)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)
Class A	5.25	%(1)	5.25	%(1)	5.25	% (1)
Class B	none		none		none
Class C	none		none		none
Class D	none		none		none
Maximum Deferred Sales Charge (Load) (as a percentage based on the lesser of the offering price or net asset value at redemption)
Class A	none	(2)	none	(2)	none	(2)
Class B	5.00	% (3)	5.00	% (3)	5.00	% (3)
Class C	1.00	% (4)	1.00	% (4)	1.00	% (4)
Class D	none		none		none
Redemption Fees(5)
Class A	2.00%		2.00%		2.00%
Class B	2.00%		2.00%		2.00%
Class C	2.00%		2.00%		2.00%
Class D	2.00%		2.00%		2.00%
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Advisory Fees*
Class A	0.67%		0.67%		0.66%
Class B	0.67%		0.67%		0.66%
Class C	0.67%		0.67%		0.66%
Class D	0.67%		0.67%		0.66%
Distribution and Service (12b-1) Fees(7)
Class A	0.25%		0.25%		0.24%
Class B	1.00%		1.00%		1.00%
Class C	0.99%		0.96%		1.00%
Class D	none		none		none

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Annual Fund Operating Expenses (expenses that are deducted from fund assets)	Aggressive Equity	Capital Opportunities	Pro Forma Combined Fund(6)
Other Expenses
Class A	0.50%	0.56%	0.50%
Class B	0.50%	0.56%	0.50%
Class C	0.50%	0.56%	0.50%
Class D	0.50%	0.56%	0.50%
Total Annual Fund Operating Expenses(8)
Class A	1.42%	1.48%	1.40%
Class B	2.17%	2.23%	2.16%
Class C	2.16%	2.19%	2.16%
Class D	1.17%	1.23%	1.16%

Example

To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. The example assumes that an investor invests $10,000 in either Aggressive Equity, Capital Opportunities or the Combined Fund, that the investment has a 5% return each year and that the operating expenses for each Fund remain the same (except for the ten-year amounts which reflect the conversion of Class B Shares to Class A Shares eight years after the calendar month in which Shares were purchased). Although a shareholder's actual costs may be higher or lower, the tables below show a shareholder's costs at the end of each period based on these assumptions depending upon whether or not a shareholder sold his shares at the end of each period.

If a Shareholder SOLD His Shares:

	1 year	3 years	5 years	10 years
Aggressive Equity
Class A	$662	$951	$1,261	$2,138
Class B	$720	$979	$1,364	$2,308(9)
Class C	$319	$676	$1,159	$2,493
Class D	$119	$372	$644	$1,420
Capital Opportunities
Class A	$668	$968	$1,291	$2,201
Class B	$726	$997	$1,395	$2,370(9)
Class C	$322	$685	$1,175	$2,524
Class D	$125	$390	$676	$1,489
Pro Forma Combined Fund
Class A	$660	$945	$1,251	$2,117
Class B	$719	$976	$1,359	$2,300(9)
Class C	$319	$676	$1,159	$2,493
Class D	$118	$368	$638	$1,409

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If a Shareholder HELD His Shares:

	1 year	3 years	5 years	10 years
Aggressive Equity
Class A	$662	$951	$1,261	$2,138
Class B	$220	$679	$1,164	$2,308(9)
Class C	$219	$676	$1,159	$2,493
Class D	$119	$372	$644	$1,420
Capital Opportunities
Class A	$668	$968	$1,291	$2,201
Class B	$226	$697	$1,195	$2,370(9)
Class C	$222	$685	$1,175	$2,524
Class D	$125	$390	$676	$1,489
Pro Forma Combined Fund
Class A	$660	$945	$1,251	$2,117
Class B	$219	$676	$1,159	$2,297(9)
Class C	$219	$676	$1,159	$2,493
Class D	$118	$368	$638	$1,409

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

*	Expense information for Aggressive Equity has been restated to reflect current fees in effect since November 1, 2004.

(1)	Reduced for purchases of $25,000 and over. See ‘‘Share Class Arrangements — Class A Shares’’ in each Fund's Prospectus.

(2)	Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge (‘‘CDSC’’) of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances. See ‘‘Purchases, Exchanges and Redemptions’’ below and ‘‘Share Class Arrangements — Class A Shares’’ in each Fund's Prospectus.

(3)	The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See ‘‘Purchases, Exchanges and Redemptions’’ below and ‘‘Share Class Arrangements — Class B Shares’’ in each Fund's Prospectus.

(4)	Only applicable if you sell your shares within one year after purchase. See ‘‘Purchases, Exchanges and Redemptions’’ below and ‘‘Share Class Arrangements — Class C Shares’’ in each Fund's Prospectus.

(5)	Payable to the Fund on shares redeemed within seven days of purchase. The redemption fee is based on the redemption proceeds. See ‘‘Shareholder Information — How to Sell Shares’’ in each Fund's Prospectus for more information on redemption fees.

(6)	Pro forma expenses are calculated based on the assets of Capital Opportunities and Aggressive Equity as of January 31, 2006.

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(7)	Each Fund has adopted a Rule 12b-1 Distribution Plan pursuant to which it reimburses the distributor for distribution-related expenses (including personal services to shareholders) incurred on behalf of Class A, Class B and Class C shares in an amount each month up to an annual rate of 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C shares, respectively.

(8)	The Investment Adviser has agreed to cap the total operating expense ratios for the Class A shares, Class B shares, Class C shares and Class D shares of the Combined Fund for a period of one year following the consummation of the Reorganization at 1.39%, 2.15%, 2.15% and 1.15%, respectively.

(9)	Based on a conversion to Class A shares eight years after the end of the calendar month in which the shares were purchased.

The purpose of the foregoing fee tables is to assist the shareholder in understanding the various costs and expenses that a shareholder in each Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see ‘‘Comparison of Aggressive Equity and Capital Opportunities — Investment Advisory and Distribution Plan Fees; Other Significant Fees; and Purchases, Exchanges and Redemptions’’ below.

Tax Consequences of the Reorganization

As a condition to the Reorganization, Aggressive Equity has requested an opinion of Clifford Chance US LLP to the effect that the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and that no gain or loss will be recognized by Aggressive Equity, Capital Opportunities or Aggressive Equity's shareholders for federal income tax purposes as a result of the transactions included in the Reorganization. Receipt of such opinion is a condition to the Reorganization. For further information about the tax consequences of the Reorganization, see ‘‘The Reorganization — Tax Aspects of the Reorganization’’ below.

Comparison of Aggressive Equity and Capital Opportunities

Investment Objectives and Policies.    The investment objective of Aggressive Equity is to seek capital growth. The investment objective of Capital Opportunities is to seek long-term capital appreciation. The principal differences between the Funds' investment policies are more fully described under ‘‘Comparison of Investment Objectives, Policies and Restrictions’’ below. The investment policies of both Aggressive Equity and Capital Opportunities are fundamental and may not be changed without shareholder approval.

Aggressive Equity seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks and other equity securities of U.S. or foreign companies that offer the potential for superior earnings growth and are within the capitalization range of the companies comprising the Russell 3000® Growth Index, which as of February 28, 2006 was between $27 million to $349 billion. The Russell 3000® Growth Index measures the performance of those companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth values. In addition, Aggressive Equity may invest up to 25% of its net assets in foreign securities (including depositary receipts), which may include emerging market securities, and may invest up to 20% of its assets in fixed-income securities. Aggressive Equity may also invest in options and futures, forward foreign currency exchange contracts and convertible securities.

Capital Opportunities seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations, at the time of purchase, within the capitalization range of the companies comprising the Russell 3000® Growth Index. In addition, Capital Opportunities may invest up to 25% of its net assets in foreign securities (including depositary receipts),

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which may include emerging market securities, and may invest up to 35% of its net assets in investment grade fixed-income securities. Capital Opportunities may also invest in forward foreign currency exchange contracts.

Investment Advisory and Distribution Plan Fees.    Aggressive Equity and Capital Opportunities obtain advisory services from the Investment Adviser. Each class of both Funds' shares is subject to the same advisory fee rates applicable to the respective Fund.

For the fiscal years ended July 31, 2005 and November 30, 2005, for Aggressive Equity and Capital Opportunities, respectively, each Fund paid the Investment Adviser monthly compensation calculated daily by applying the following annual rates to the Fund's average daily net assets:

Aggressive Equity	For the period from November 1, 2004 to July 31, 2005: 0.67% of the portion of the daily net assets not exceeding $500 million; 0.645% of the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.595% of the portion of the daily net assets exceeding $3 billion; and

For the period from August 1, 2004 to October 31, 2004: 0.75% of the portion of the daily net assets not exceeding $2 billion; and 0.725% of the portion of the daily net assets exceeding $2 billion.

Capital Opportunities	0.67% of the portion of daily net assets not exceeding $500 million; 0.645% of the portion of daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% of the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.595% of the portion of daily net assets exceeding $3 billion.

Both Aggressive Equity and Capital Opportunities have adopted a distribution plan (together, the ‘‘Plan’’) pursuant to Rule 12b-1 under the 1940 Act. In the case of Class A and Class C shares, the Plan provides that the Funds will reimburse Morgan Stanley Distributors Inc. (the ‘‘Distributor’’) and others for the expenses of certain activities and services incurred by them in connection with the distribution of the Class A and Class C shares of the Fund. Reimbursement for these expenses is made in monthly payments by each Fund to the Distributor which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.00% of the average daily net assets of Class A and Class C shares, respectively. In the case of Aggressive Equity's Class B shares, the Plan provides that Aggressive Equity will pay the Distributor and others an annual 12b-1 fee of up to 1.00% of the average daily net assets of the Class B shares. In the case of Capital Opportunities' Class B Shares, the Plan provides that Capital Opportunities will pay an annual 12b-1 fee of up to 1.00% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of Capital Opportunities' Class B shares since the inception of Capital Opportunities (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of Capital Opportunities' Class B shares sold by all shareholders since Capital Opportunities' inception upon which a CDSC has been imposed or waiver, or (b) the average daily net assets of Class B shares. The 12b-1 fee is paid for the services provided and the expenses borne by the Distributor and others in connection with the distribution of each Fund's Class B shares. There are no 12b-1 fees applicable to each Fund's Class D shares. For further information relating to the 12b-1 fees applicable to each class of Capital Opportunities' shares, see the section entitled ‘‘Share Class Arrangements’’ in Capital Opportunities' Prospectus attached hereto. The Distributor also receives the

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proceeds of any CDSC paid by the Funds' shareholders at the time of redemption. The CDSC schedules applicable to each of Aggressive Equity and Capital Opportunities are set forth below under ‘‘Purchases, Exchanges and Redemptions.’’

Other Significant Fees.    Both Aggressive Equity and Capital Opportunities pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See ‘‘Synopsis — Fee Table’’ above for the percentage of average net assets represented by such ‘‘Other Expenses.’’

Purchases, Exchanges and Redemptions.    Class A shares of each Fund are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investment by certain other limited categories of investors) are not subject to any sales charges at the time of purchase, but are generally subject to a CDSC of 1.00% on redemptions made within 18 months after the last day of the month of purchase (except for certain specific circumstances fully described in each Fund's Prospectus).

Class B shares of each Fund are offered at net asset value with no initial sales charge, but are subject to the same CDSC schedule set forth below:

Year Since Purchase Payment Made	Class B Shares of Aggressive Equity and Capital Opportunities
First	5.0%
Second	4.0%
Third	3.0%
Fourth	2.0%
Fifth	2.0%
Sixth	1.0%
Seventh and thereafter	None

Class C shares of each Fund are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.00% on redemptions made within one year after the last day of the month of purchase. The CDSC may be waived for certain redemptions (which are fully described under the section ‘‘Share Class Arrangements’’ in each Fund's Prospectus).

Class D shares of each Fund are available only to limited categories of investors and are sold at net asset value with no initial sales charge or CDSC.

The CDSC is paid to the Distributor. Shares of Aggressive Equity and Capital Opportunities are distributed by the Distributor and offered by Morgan Stanley DW and other dealers who have entered into selected dealer agreements with the Distributor. For further information relating to the CDSC schedules applicable to each class of shares of Aggressive Equity and Capital Opportunities, see the section entitled ‘‘Share Class Arrangements’’ in each Fund's Prospectus.

Shares of each class of Aggressive Equity and Capital Opportunities may be exchanged for shares of the same class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or Limited Duration U.S. Treasury Trust (each, an ‘‘Exchange Fund’’), without the imposition of an exchange fee. Front-end sales charges are not imposed on exchanges of Class A shares. See the inside back cover of the Capital Opportunities' Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund or a Money Market Fund. Upon consummation of the Reorganization, the foregoing exchange privileges will still be applicable to shareholders of the Combined Fund.

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Capital Opportunities shares distributed to Shareholders as a result of the Reorganization will not be subject to an initial sales charge.

With respect to both Funds, no CDSC is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. For purposes of calculating the holding period in determining any applicable CDSC upon redemption of shares received as a result of the Reorganization, any period during which the Shareholder held shares of a fund that charged a CDSC (e.g., Aggressive Equity) will be counted. During the period of time a Capital Opportunities or Aggressive Equity shareholder remains in an Exchange Fund, the holding period (for purposes of determining the CDSC rate) is frozen. Both Aggressive Equity and Capital Opportunities provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to Capital Opportunities, see the section entitled ‘‘How to Exchange Shares’’ in Capital Opportunities' Prospectus.

Shares of each Fund redeemed within seven days of purchase will be subject to a 2% redemption fee, payable to such Fund. The redemption fee is designed to protect each Fund and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through pre-approved asset allocation programs, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles and (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team. The redemption fee is based on, and deducted from, the redemption proceeds. Each time shares are redeemed or exchanged, the shares held the longest will be redeemed or exchanged first. The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries.

Shareholders of Aggressive Equity and Capital Opportunities may redeem their shares for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable CDSC. Fund shares redeemed within seven days of purchase will be subject to a 2% redemption fee, payable to the Fund. Both Aggressive Equity and Capital Opportunities offer a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within thirty-five days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase. Aggressive Equity and Capital Opportunities may redeem involuntarily, at net asset value, most accounts valued at less than $100.

Dividends.    Each Fund declares dividends separately for each of its classes. Aggressive Equity pays dividends from net investment income annually, while Capital Opportunities pays such dividends semi-annually. Aggressive Equity usually distributes net capital gains, if any, in December and Capital Opportunities usually distributes net capital gains, if any, in June and December. Each Fund, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to each Fund, dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of the Fund at net asset value unless the shareholder elects to receive cash.

PRINCIPAL RISK FACTORS

The share price and return of Capital Opportunities and Aggressive Equity will fluctuate with changes in the market value of their respective portfolio securities. The market value of the Funds' portfolio securities will increase or decrease due to a variety of economic, market and political factors

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which cannot be predicted. The principal risks associated with an investment in Capital Opportunities and Aggressive Equity are summarized below.

Equity Securities.    Both Funds invest in common stocks. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock and other equity security prices can fluctuate widely in response to these factors.

Small- and Medium-Sized Companies.    Each Fund may invest in small- and medium-sized companies. Investing in securities of these companies involves greater risk than is customarily associated with investing in more established companies. These companies' stocks may be more volatile and less liquid than the stocks of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

Foreign Securities.    Each Fund may invest in foreign securities (including depositary receipts) not traded in the United States on a national securities exchange. Investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Funds generally convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Funds to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Funds' trades effected in those markets and could result in losses to a Fund due to subsequent declines in the value of the securities subject to the trades.

The foreign securities in which each Fund invests may be issued by companies located in emerging market countries. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Fixed-Income Securities.    Both Funds may invest in fixed-income securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the

16

possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

Convertible Securities.    Both Funds may also invest in convertible securities which subject the Funds to the risks associated with both fixed-income securities and common stocks (discussed above). To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. In addition, a portion of the convertible securities in which Aggressive Equity may invest may be rated below investment grade. Securities rated below investment grade are commonly known as ‘‘junk bonds’’ and have speculative characteristics. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. The secondary market for junk bonds may be less liquid than the market for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities.

Options and Futures.    Aggressive Equity may invest in options and futures. If the Fund invests in options and/or futures, its participation in these markets would subject the Fund's portfolio to certain risks. The Investment Adviser's predictions of movements in the direction of the stock and/or fixed-income markets may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of securities, and the possible absence of a liquid secondary market for any particular instrument.

Forward Foreign Currency Exchange Contracts.    Both Funds may also invest in forward foreign currency exchange contracts. If the Investment Adviser employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and, thus, could involve a significant risk.

The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each Fund, see ‘‘Principal Risks’’ and ‘‘Additional Risk Information’’ in each Fund’s Prospectus, both of which are incorporated herein by reference.

THE REORGANIZATION

The Proposal

The Board of Trustees of Aggressive Equity, including the Independent Trustees, having reviewed the financial position of Aggressive Equity and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of Aggressive

17

Equity and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of Aggressive Equity.

The Board's Considerations

At a meeting held on April 25, 2006, the Board, including the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly Aggressive Equity's inability to gain assets as expected and the comparative expenses currently incurred in the operations of Aggressive Equity and Capital Opportunities. The Board also considered other factors, including, but not limited to: the general compatibility of the investment objectives, policies and restrictions of Aggressive Equity and Capital Opportunities; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by Aggressive Equity and Capital Opportunities in connection with the Reorganization.

In recommending the Reorganization to Shareholders, the Board of Aggressive Equity considered that the Reorganization would have the following benefits to Shareholders:

1.    Once the Reorganization is consummated, the Investment Adviser has agreed to cap the total operating expense ratios for the Class A shares, Class B shares, Class C shares and Class D shares of the Combined Fund for a period of one year following the consummation of the Reorganization at 1.39%, 2.15%, 2.15% and 1.15%, respectively. The Board noted that the annual advisory fee (as a percentage of assets) payable by the Combined Fund to the Investment Adviser will be lower than that payable by Aggressive Equity and Capital Opportunities. Furthermore, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares.

2.    Shareholders would have continued participation in a fund with similar investment objectives and policies and with no increase in annual operating expenses per share due to the expense cap.

3.    The Reorganization has been structured in a manner intended to qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by Aggressive Equity, Capital Opportunities or their shareholders for federal income tax purposes as a result of transactions included in the Reorganization.

In connection with the Boards' determination that Capital Opportunities would bear the expenses incurred in connection with the Reorganization, the Boards considered the positive impact for the current shareholders of Capital Opportunities, including, but not limited to, (1) a lower advisory fee, (2) reduced total annual operating expenses and (3) increased economies of scale as a result of increased assets. In light of the lower advisory fee, expense cap on total operating expenses and other potential benefits of the Reorganization, as well as the uncertainty regarding the extent to which any lost capital loss carryovers could have been utilized for the benefit of Aggressive Equity Shareholders (as set forth in greater detail herein under ‘‘The Reorganization — Tax Aspects of the Reorganization’’), the Board concluded that the Reorganization was in the best interests of the Shareholders, notwithstanding the potential loss of capital loss carryovers.

The Board of Trustees of Capital Opportunities, including a majority of the Independent Trustees of Capital Opportunities, also has determined that the Reorganization is in the best interests of Capital Opportunities and its shareholders and that the interests of existing shareholders of Capital Opportunities

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will not be diluted as a result thereof. The transaction will enable Capital Opportunities to acquire investment securities which are consistent with Capital Opportunities' investment objective, without the brokerage costs attendant to the purchase of such securities in the market.

The Reorganization Agreement

The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the form of Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

The Reorganization Agreement provides that (i) Aggressive Equity will transfer all of its assets, including portfolio securities, cash, cash equivalents and receivables to Capital Opportunities on the Closing Date in exchange for the assumption by Capital Opportunities of stated liabilities of Aggressive Equity, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Aggressive Equity prepared by the Treasurer of Aggressive Equity as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the Capital Opportunities Shares; (ii) the Capital Opportunities Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) Aggressive Equity would be terminated and de-registered as an investment company under the 1940 Act; and (iv) the outstanding shares of Aggressive Equity would be canceled.

The number of Capital Opportunities Shares to be delivered to Aggressive Equity will be determined by dividing the aggregate net asset value of each class of shares of Aggressive Equity acquired by Capital Opportunities by the net asset value per share of the corresponding class of shares of Capital Opportunities; these values will be calculated as of the close of business of the New York Stock Exchange on the Valuation Date. As an illustration, assume that on the Valuation Date, Class B shares of Aggressive Equity had an aggregate net asset value of $100,000. If the net asset value per Class B share of Capital Opportunities were $10 per share at the close of business on the Valuation Date, the number of Class B shares of Capital Opportunities to be issued would be 10,000 ($100,000 ÷ $10). These 10,000 Class B shares of Capital Opportunities would be distributed to the former Class B shareholders of Aggressive Equity. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

On the Closing Date or as soon as practicable thereafter, Aggressive Equity will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the Capital Opportunities Shares it receives. Each Shareholder will receive the class of shares of Capital Opportunities that corresponds to the class of shares of Aggressive Equity currently held by that Shareholder. Accordingly, the Capital Opportunities Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Capital Opportunities will be distributed to holders of Class A, Class B, Class C and Class D shares of Aggressive Equity, respectively. Capital Opportunities will cause its transfer agent to credit and confirm an appropriate number of Capital Opportunities Shares to each Shareholder. Certificates for Capital Opportunities Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of Capital Opportunities. Shareholders who wish to receive certificates representing their Capital Opportunities Shares must, after receipt of their confirmations, make a written request to Capital Opportunities' transfer agent Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311. Shareholders of Aggressive Equity holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Capital Opportunities; however,

19

such Shareholders will not be able to redeem, transfer or exchange the Capital Opportunities Shares received until the old certificates have been surrendered.

The Closing Date will be the Valuation Date or the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by Aggressive Equity or Capital Opportunities. The Reorganization Agreement may be amended in any mutually agreeable manner.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders, by mutual consent of Aggressive Equity and Capital Opportunities. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by February 28, 2007, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

Under the Reorganization Agreement, within one year after the Closing Date, Aggressive Equity shall: either pay or make provision for all of its liabilities to former Shareholders of Aggressive Equity that received Capital Opportunities Shares. Aggressive Equity shall be deregistered as an investment company and terminated promptly following the distributions of shares of Capital Opportunities to Shareholders of record of Aggressive Equity.

The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of Aggressive Equity (at net asset value on the Valuation Date) and reinvest the proceeds in Capital Opportunities Shares at net asset value, pursuant to a transaction designed to occur without recognition of taxable gain or loss for federal income tax purposes. See ‘‘Tax Aspects of the Reorganization’’ below. If Aggressive Equity recognizes net gain from the sale of securities prior to the Closing Date, substantially all of such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders on or prior to the Closing Date and will be taxable to Shareholders as capital gain.

Shareholders will continue to be able to redeem their shares of Aggressive Equity at net asset value next determined after receipt of the redemption request (subject to any applicable CDSC) until the close of business on the business day next preceding the Closing Date. Redemption requests received by Aggressive Equity thereafter will be treated as requests for redemption of shares of Capital Opportunities.

Tax Aspects of the Reorganization

Tax Consequences of the Reorganization to the Shareholders.    The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’).

As a condition to the Reorganization, Aggressive Equity and Capital Opportunities have requested an opinion of Clifford Chance US LLP to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by Aggressive Equity and Capital Opportunities:

1.    The transfer of Aggressive Equity's assets in exchange for the Capital Opportunities Shares and the assumption by Capital Opportunities of certain stated liabilities of Aggressive Equity followed by the distribution by Aggressive Equity of the Capital Opportunities Shares to Shareholders in exchange for their Aggressive Equity shares pursuant to and in accordance with the terms of the Reorganization

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Agreement will constitute a ‘‘reorganization’’ within the meaning of Section 368(a)(1)(C) of the Code, and Aggressive Equity and Capital Opportunities will each be a ‘‘party to a reorganization’’ within the meaning of Section 368(b) of the Code;

2.    No gain or loss will be recognized by Capital Opportunities upon the receipt of the assets of Aggressive Equity solely in exchange for the Capital Opportunities Shares and the assumption by Capital Opportunities of the stated liabilities of Aggressive Equity;

3.    No gain or loss will be recognized by Aggressive Equity upon the transfer of the assets of Aggressive Equity to Capital Opportunities in exchange for the Capital Opportunities Shares and the assumption by Capital Opportunities of the stated liabilities or upon the distribution of Capital Opportunities Shares to Shareholders in exchange for their Aggressive Equity shares;

4.    No gain or loss will be recognized by Shareholders upon the exchange of the shares of Aggressive Equity for the Capital Opportunities Shares;

5.    The aggregate tax basis for the Capital Opportunities Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in Aggressive Equity held by each such Shareholder immediately prior to the Reorganization;

6.    The holding period of the Capital Opportunities Shares to be received by each Shareholder will include the period during which the shares in Aggressive Equity surrendered in exchange therefor were held (provided such shares in Aggressive Equity were held as capital assets on the date of the Reorganization);

7.    The tax basis of the assets of Aggressive Equity acquired by Capital Opportunities will be the same as the tax basis of such assets of Aggressive Equity immediately prior to the Reorganization; and

8.    The holding period of the assets of Aggressive Equity in the hands of Capital Opportunities will include the period during which those assets were held by Aggressive Equity.

The advice of counsel is not binding on the Internal Revenue Service (the ‘‘IRS’’) or the courts and neither Aggressive Equity nor Capital Opportunities has sought a ruling with respect to the tax treatment of the Reorganization. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions, and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.

Shareholders should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to federal income tax consequences of the proposed Reorganization, Shareholders should also consult their tax advisors as to state and local tax consequences, if any, of the proposed Reorganization.

Tax Consequences of the Reorganization to Aggressive Equity and Capital Opportunities.    Under the Code, the Reorganization may result in limitations on the utilization of the capital loss carryovers of Aggressive Equity. The effect of any such limitations will depend on the existence and amount of Aggressive Equity's and Capital Opportunities' capital loss carryovers, built-in capital losses and built-in capital gains at the time of the Reorganization. In general, a fund will have built-in capital gains if the fair market value of its assets on the date of the Reorganization exceeds its tax basis in such assets and a fund will have built-in capital losses if its tax basis in its assets exceeds the fair market value of such assets on the date of the Reorganization.

As of its last fiscal year end (July 31, 2005), Aggressive Equity had approximately $396 million of estimated capital loss carryovers. Additionally, as of July 31, 2005, Aggressive Equity had approximately

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$54 million of built-in capital gains. Capital Opportunities had approximately $727 million of capital loss carryovers (as of November 30, 2005) and $93 million of built-in capital gains (as of November 30, 2005). Under the Code, each Fund's capital loss carryovers can be carried forward for eight years from the year in which incurred. The capital loss carryovers generally can be used in each of those eight years to offset any capital gains that are realized by the Fund in that year, but only to the extent that such gains exceed the capital losses (if any) that are realized by the Fund in that year.

In general, following the Reorganization, the Combined Fund's ability to utilize the capital loss carryovers of Aggressive Equity and Capital Opportunities will be subject to the following limitations:

1.	The Combined Fund generally can utilize the capital loss carryovers of Aggressive Equity to offset against capital gains from sales of assets owned by Aggressive Equity immediately before the Reorganization, but only to the extent that (x) such sales occur within a period ending approximately five years after the Reorganization and (y) the capital gains from such sales do not exceed the built-in capital gains of Aggressive Equity on the date of the Reorganization. In addition, the Combined Fund cannot utilize such capital loss carryovers to offset capital gains from sales of assets owned by Capital Opportunities immediately before the Reorganization, to the extent that (x) such sales occur within a period ending approximately five years after the Reorganization and (y) the capital gains from such sales do not exceed the built-in capital gains of Capital Opportunities on the date of the Reorganization;

2.	In addition to being able to utilize the capital loss carryovers of Aggressive Equity as described in paragraph 1, assuming certain continuity of business requirements are satisfied following the Reorganization, the Combined Fund also will be able to utilize a further amount of the capital loss carryovers of Aggressive Equity to offset against other capital gains each year. This amount is determined based on certain facts as of the date of the Reorganization. If the Reorganization had occurred on July 31, 2005, then the additional amount of Aggressive Equity's carryovers that could be utilized each year would have been approximately $14 million per year; and

3.	The Combined Fund can utilize the capital loss carryovers of Capital Opportunities to offset all capital gains realized by the Combined Fund after the Reorganization, other than capital gains described in the first sentence of paragraph 1.

It is uncertain how much of their respective capital loss carryovers Aggressive Equity and Capital Opportunities would be able to utilize in future years if the Reorganization did not occur. The amount of capital loss carryovers that each Fund could utilize in future years if the Reorganization did not occur would depend on, among other things: whether the Fund participated in some other transaction in the future that resulted in limitations being imposed on the Fund's utilization of capital loss carryovers; the amount of capital gains that the Fund would be able to realize in future years before its capital loss carryovers expired; and the amount of capital losses that the Fund would realize in future years. The Reorganization may result in the Combined Fund being unable to utilize capital loss carryovers that could have been used if the transaction did not occur, but it cannot be determined with certainty to what extent this would be the case.

Description of Shares

Capital Opportunities Shares will, when issued, be fully paid and non-assessable by Capital Opportunities and transferable without restrictions and will have no preemptive rights. Class B shares of Capital Opportunities, like Class B shares of Aggressive Equity, have a conversion feature pursuant to which approximately eight years after the date of the original purchase of such shares, the shares will convert automatically to Class A shares, based on the relative net asset values of the two classes. For

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greater details regarding the conversion feature, including the method by which the eight-year period is calculated and the treatment of reinvested dividends, see ‘‘Share Class Arrangements’’ in each Fund's Prospectus.

Capitalization Table (unaudited)

The following table sets forth the capitalization of Capital Opportunities and Aggressive Equity as of January 31, 2006 and on a pro forma combined basis as if the Reorganization had occurred on that date:

	Net Assets*	Shares Outstanding	Net Asset Value Per Share*
Class A
Aggressive Equity	$51,428,386	4,085,640	$12.59
Capital Opportunities	$130,655,618	6,610,237	$19.77
Combined Fund (pro forma)	$181,935,289	9,211,572	$19.75
Class B
Aggressive Equity	$249,506,249	20,936,392	$11.92
Capital Opportunities	$146,079,568	7,846,493	$18.62
Combined Fund (pro forma)	$395,419,546	21,246,399	$18.61
Class C
Aggressive Equity	$31,680,325	2,655,164	$11.93
Capital Opportunities	$15,887,468	856,972	$18.54
Combined Fund (pro forma)	$47,549,710	2,565,727	$18.53
Class D
Aggressive Equity	$4,729,251	369,476	$12.80
Capital Opportunities	$93,945,488	4,670,027	$20.12
Combined Fund (pro forma)	$98,567,808	4,905,079	$20.10
Total Class A, B, C, D
Aggressive Equity	$337,344,211	28,046,672	$12.03
Capital Opportunities	$386,568,142	19,983,729	$19.34
Combined Fund (pro forma)	$723,472,353	37,928,777	—

*	The pro forma net assets and net asset value per share reflect the payment of reorganization expenses of approximately $148,715, $166,271, $18,083 and $106,931 by Class A shares, Class B shares, Class C shares and Class D shares, respectively, of Capital Opportunities.

Appraisal Rights

Shareholders will have no appraisal rights in connection with the Reorganization.

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COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objectives and Policies

The investment objective of Aggressive Equity is to seek capital growth. The investment objective of Capital Opportunities is to seek long-term capital appreciation.

Aggressive Equity

Aggressive Equity seeks to achieve its investment objective by investing at least 80% of its assets in common stocks and other equity securities of domestic and foreign companies. Generally, the Fund will invest in companies that (i) have a market capitalization within the capitalization range of the companies comprising the Russell 3000® Growth Index* and (ii) in the view of the Investment Adviser, that offer the potential for superior earnings growth. In addition, Aggressive Equity may invest up to 25% of its net assets in foreign securities (including depositary receipts), which may include emerging market securities, and may invest up to 20% of its assets in fixed-income securities. Aggressive Equity may also invest in options and futures, forward foreign currency exchange contracts and convertible securities.

The Investment Adviser studies company developments, including business strategy and financial results. Valuation is viewed in the context of prospects of sustainable earnings and cash flow growth. The Investment Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Capital Opportunities

Capital Opportunities seeks to achieve its investment objective by investing at least 65% of its assets in companies that (i) have a market capitalization within the capitalization range of the companies comprising the Russell 3000® Growth Index* and (ii) in the view of the Investment Adviser, have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. In addition, Capital Opportunities may invest up to 25% of its net assets in foreign securities (including depositary receipts), which may include emerging market securities, and may invest up to 35% of its net assets in investment grade fixed-income securities. Capital Opportunities may also invest in forward foreign currency exchange contracts.

The Investment Adviser studies company developments, including business strategy and financial results. Valuation is viewed in the context of prospects of sustainable earnings and cash flow growth. The Investment Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

During periods in which, in the opinion of each Fund's Investment Adviser, market conditions warrant a reduction of some or all of the respective Funds' securities holdings, the Funds may take temporary ‘‘defensive’’ positions that are inconsistent with each Fund's principal investment strategies in which the Funds may invest any amount of their total assets in cash or money market instruments.

The investment objectives of both Aggressive Equity and Capital Opportunities are fundamental and may not be changed without shareholder approval. The foregoing discussion is a summary of the principal

*	The Russell 3000® Growth Index measures the performance of those companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth values. As of February 28, 2006, the market capitalization range of the companies comprising the Russell 3000® Growth Index was between $27 million to $349 billion.

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differences and similarities between the investment policies of the Funds. For a more complete discussion of each Fund's policies, see ‘‘Principal Investment Strategies’’ and ‘‘Additional Investment Strategy Information’’ in each Fund's Prospectus and ‘‘Description of the Fund and Its Investments and Risks’’ in each Fund's Statement of Additional Information.

Investment Restrictions

The investment restrictions adopted by Aggressive Equity and Capital Opportunities as fundamental policies are substantially similar (except for the differences described below) and are summarized under the caption ‘‘Description of the Fund and Its Investments and Risks — Fund Policies/Investment Restrictions’’ in their respective Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a Fund, as defined in the 1940 Act.

The material differences are as follows: Capital Opportunities may not (i) invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation, (ii) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, (iii) purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor these programs, (iv) purchase warrants if, as a result, the Fund would then have either more than 5% of its net assets invested in warrants or more than 2% of its net assets invested in warrants not listed on the New York or American Stock Exchange and (v) invest in options or futures contracts. Aggressive Equity has not adopted such investment restrictions.

ADDITIONAL INFORMATION ABOUT AGGRESSIVE EQUITY AND CAPITAL OPPORTUNITIES

General

For a discussion of the organization and operation of Capital Opportunities and Aggressive Equity, see ‘‘Fund Management,’’ ‘‘Investment Objective’’ and ‘‘Principal Investment Strategies’’ in their respective Prospectuses, and ‘‘Fund History’’ in their respective Statements of Additional Information.

Financial Information

For certain financial information about Capital Opportunities and Aggressive Equity, see ‘‘Financial Highlights’’ in their respective Annual Reports and ‘‘Past Performance’’ in their respective Prospectuses.

Management

For information about the Board of Trustees, Investment Adviser and the Distributor of Capital Opportunities and Aggressive Equity, see ‘‘Fund Management’’ in their respective Prospectuses and ‘‘Management of the Fund’’ in their respective Statements of Additional Information.

Description of Securities and Shareholder Inquiries

For a description of the nature and most significant attributes of shares of Aggressive Equity and Capital Opportunities, and information regarding shareholder inquiries, see ‘‘Capital Stock and Other Securities’’ and ‘‘Management of the Fund — Management Information — Shareholder Communications’’ in their respective Statements of Additional Information.

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Dividends, Distributions and Taxes

For a discussion of Capital Opportunities' and Aggressive Equity's policies with respect to dividends, distributions and taxes, see ‘‘Distributions’’ and ‘‘Tax Consequences’’ in their respective Prospectuses as well as the discussion herein under ‘‘Synopsis — Tax Consequences of the Reorganization,’’ ‘‘Synopsis — Comparison of Aggressive Equity and Capital Opportunities — Dividends,’’ and ‘‘The Reorganization — Tax Aspects of the Reorganization.’’

Purchases, Repurchases and Redemptions

For a discussion of how Capital Opportunities' and Aggressive Equity's shares may be purchased, repurchased and redeemed, see ‘‘How to Buy Shares,’’ ‘‘How to Exchange Shares’’ and ‘‘How to Sell Shares’’ in their respective Prospectuses and the discussion herein under ‘‘Synopsis — Comparison of Aggressive Equity and Capital Opportunities — Purchases, Exchanges and Redemptions.’’

FINANCIAL STATEMENTS AND EXPERTS

The financial statements of Capital Opportunities, for the fiscal year ended November 30, 2005, and Aggressive Equity, for the fiscal year ended July 31, 2005, that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by Deloitte & Touche LLP, independent registered public accounting firm. The financial statements are incorporated by reference in reliance upon such reports given upon the authority of said firm as experts in accounting and auditing.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of Capital Opportunities will be passed upon by Clifford Chance US LLP, New York, New York. Such firm will rely on Dechert LLP as to matters of Massachusetts law.

AVAILABLE INFORMATION

Additional information about Aggressive Equity and Capital Opportunities is available, as applicable, in the following documents which are incorporated herein by reference: (i) Capital Opportunities' Prospectus dated March 30, 2006, as may be supplemented from time to time, attached to this Proxy Statement and Prospectus as Exhibit B, which Prospectus forms a part of Post-Effective Amendment No. 16 to Capital Opportunities' Registration Statement on Form N-1A (File Nos. 33-63685; 811-7377); (ii) Capital Opportunities' Annual Report for its fiscal year ended November 30, 2005, accompanying this Proxy Statement and Prospectus; (iii) Aggressive Equity's Prospectus dated November 30, 2005, as supplemented, which Prospectus forms a part of Post-Effective Amendment No. 9 to Aggressive Equity's Registration Statement on Form N-1A (File Nos. 333-39579; 811-8471); (iv) Aggressive Equity's Annual Report for its fiscal year ended July 31, 2005; and (v) Aggressive Equity's Semi-Annual Report for the six month period ended January 31, 2006. The foregoing documents may be obtained without charge by calling (800) 869-NEWS (toll-free).

Aggressive Equity and Capital Opportunities are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about Aggressive Equity and Capital Opportunities which are of public record can be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information about the Reference Room's operations may

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be obtained by calling the Commission at (202) 551-8090. Reports and other information about each Fund are available on the EDGAR Database on the Commission's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

OTHER BUSINESS

Management of Aggressive Equity knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

By Order of the Board of Trustees

Mary E. Mullin, Secretary

June 16, 2006

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EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (‘‘Agreement’’) is made as of this 25th day of April, 2006, by and between MORGAN STANLEY CAPITAL OPPORTUNITIES TRUST, a Massachusetts business trust (‘‘Capital Opportunities’’), and MORGAN STANLEY AGGRESSIVE EQUITY FUND, a Massachusetts business trust (‘‘Aggressive Equity’’).

This Agreement is intended to be and is adopted as a ‘‘plan of reorganization’’ within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’). The reorganization (‘‘Reorganization’’) will consist of the transfer to Capital Opportunities of substantially all of the assets of Aggressive Equity in exchange for the assumption by Capital Opportunities of all stated liabilities of Aggressive Equity and the issuance by Capital Opportunities of shares of beneficial interest, par value $0.01 per share (the ‘‘Capital Opportunities Shares’’), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of Aggressive Equity in liquidation of Aggressive Equity as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	THE REORGANIZATION AND LIQUIDATION OF AGGRESSIVE EQUITY

1.1    Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Aggressive Equity agrees to assign, deliver and otherwise transfer the Aggressive Equity Assets (as defined in paragraph 1.2) to Capital Opportunities and Capital Opportunities agrees in exchange therefor to assume all of Aggressive Equity’s stated liabilities on the Closing Date as set forth in paragraph 1.3 and to deliver to Aggressive Equity the number of Capital Opportunities Shares, including fractional Capital Opportunities Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (‘‘Closing’’).

(a)    The ‘‘Aggressive Equity Assets’’ shall consist of all property, including without limitation, all cash, cash equivalents, securities and dividend and interest receivables owned by Aggressive Equity, and any deferred or prepaid expenses shown as an asset on Aggressive Equity’s books on the Valuation Date.

(b)    On or prior to the Valuation Date, Aggressive Equity will provide Capital Opportunities with a list of all of Aggressive Equity’s assets to be assigned, delivered and otherwise transferred to Capital Opportunities and a list of the stated liabilities to be assumed by Capital Opportunities pursuant to this Agreement. Aggressive Equity reserves the right to sell any of the securities on such list but will not, without the prior approval of Capital Opportunities, acquire any additional securities other than securities of the type in which Capital Opportunities is permitted to invest and in amounts agreed to in writing by Capital Opportunities. Capital Opportunities will, within a reasonable time prior to the Valuation Date, furnish Aggressive Equity with a statement of Capital Opportunities’ investment objective, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Capital Opportunities’ investment objectives, policies and restrictions. In the event that Aggressive Equity holds any investments that Capital Opportunities is not permitted to hold, Aggressive Equity will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Aggressive Equity and Capital Opportunities, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Capital Opportunities with respect to such investments, Aggressive Equity if requested by Capital Opportunities will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

1.2    Aggressive Equity will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. Capital Opportunities will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Aggressive Equity prepared by the Treasurer of Aggressive Equity as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

1.3    In order for Aggressive Equity to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, Aggressive Equity will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of substantially all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

1.4    On the Closing Date or as soon as practicable thereafter, Aggressive Equity will distribute Capital Opportunities Shares received by Aggressive Equity pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date (‘‘Aggressive Equity Shareholders’’). Each Aggressive Equity Shareholder will receive the class of shares of Capital Opportunities that corresponds to the class of shares of Aggressive Equity currently held by that Aggressive Equity Shareholder. Accordingly, the Capital Opportunities Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Capital Opportunities will be distributed to holders of Class A, Class B, Class C and Class D shares of Aggressive Equity, respectively. Such distribution will be accomplished by an instruction, signed by Aggressive Equity’s Secretary, to transfer Capital Opportunities Shares then credited to Aggressive Equity’s account on the books of Capital Opportunities to open accounts on the books of Capital Opportunities in the names of the Aggressive Equity Shareholders and representing the respective pro rata number of Capital Opportunities Shares due such Aggressive Equity Shareholders. All issued and outstanding shares of Aggressive Equity simultaneously will be canceled on Aggressive Equity’s books; however, share certificates representing interests in Aggressive Equity will represent a number of Capital Opportunities Shares after the Closing Date as determined in accordance with paragraph 2.3. Capital Opportunities will issue certificates representing Capital Opportunities Shares in connection with such exchange only upon the written request of a Aggressive Equity Shareholder.

1.5    Ownership of Capital Opportunities Shares will be shown on the books of Capital Opportunities’ transfer agent. Capital Opportunities Shares will be issued in the manner described in Capital Opportunities’ current Prospectus and Statement of Additional Information.

1.6    Any transfer taxes payable upon issuance of Capital Opportunities Shares in a name other than the registered holder of Capital Opportunities Shares on Aggressive Equity’s books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Capital Opportunities Shares are to be issued and transferred.

1.7    Any reporting responsibility of Aggressive Equity is and shall remain the responsibility of Aggressive Equity up to and including the date on which Aggressive Equity is dissolved and deregistered pursuant to paragraph 1.9.

1.8    Within one year after the Closing Date, Aggressive Equity shall pay or make provision for the payment of all its liabilities and taxes. If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to shareholders of Aggressive Equity, such entity shall either (i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of Aggressive Equity for federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. Aggressive Equity shall be dissolved as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), promptly following the making of all distributions pursuant to paragraph 1.5 (and, in any event, within one year after the Closing Date).

1.9    Copies of all books and records maintained on behalf of Aggressive Equity in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly be delivered after the Closing to officers of Capital Opportunities or their designee, and Capital Opportunities or its designee shall comply with applicable record retention requirements to which Aggressive Equity is subject under the 1940 Act.

2.    VALUATION

2.1    The value of the Aggressive Equity Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of Aggressive Equity of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the ‘‘Valuation Date’’), using the valuation procedures set forth in Capital Opportunities’ then current Prospectus and Statement of Additional Information.

2.2    The net asset value of a Capital Opportunities Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Capital Opportunities’ then current Prospectus and Statement of Additional Information.

2.3    The number of Capital Opportunities Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Aggressive Equity shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of Capital Opportunities (determined in accordance with paragraph 2.2).

2.4    All computations of value shall be made by Morgan Stanley Services Company Inc. (‘‘Morgan Stanley Services’’) in accordance with its regular practice in pricing Capital Opportunities. Capital Opportunities shall cause Morgan Stanley Services to deliver a copy of its valuation report at the Closing.

3.    CLOSING AND CLOSING DATE

3.1    The Closing shall take place on the Valuation Date or on the next business day following the Valuation Date (the ‘‘Closing Date’’). The Closing shall be held as of 9:00 a.m. New York time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. New York time on the Closing Date unless otherwise provided.

3.2    Portfolio securities held by Aggressive Equity and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the ‘‘Custodian’’), as custodian for Capital Opportunities, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Aggressive Equity to the Custodian for the account of Capital Opportunities on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of ‘‘The Bank of New York, Custodian for Morgan Stanley Capital Opportunities Trust.’’

3.3    In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both Capital Opportunities and Aggressive Equity, accurate appraisal of the value of the net assets of Capital Opportunities or the Aggressive Equity Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

3.4    If requested, Aggressive Equity shall deliver to Capital Opportunities or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Aggressive Equity Shareholders and the number and percentage ownership of outstanding Aggressive Equity shares owned by each such Aggressive Equity Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Aggressive Equity Shareholders’ taxpayer identification numbers and their liability for or exemption from back-up withholding. Capital Opportunities shall issue and deliver to such Secretary a confirmation evidencing delivery of Capital Opportunities Shares to be credited on the Closing Date to Aggressive Equity or provide evidence satisfactory to Aggressive Equity that such Capital Opportunities Shares have been credited to Aggressive Equity’s account on the books of Capital Opportunities. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.    COVENANTS OF CAPITAL OPPORTUNITIES AND AGGRESSIVE EQUITY

4.1    Except as otherwise expressly provided herein with respect to Aggressive Equity, Capital Opportunities and Aggressive Equity each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

4.2    Capital Opportunities will prepare and file with the Securities and Exchange Commission (the ‘‘Commission’’) a registration statement on Form N-14 under the Securities Act of 1933, as amended (the ‘‘1933 Act’’), relating to Capital Opportunities Shares (‘‘Registration Statement’’). Aggressive Equity will provide Capital Opportunities with the Proxy Materials described in paragraph 4.3 below, for inclusion in the Registration Statement. Aggressive Equity will further provide Capital Opportunities with such other information and documents relating to Aggressive Equity as are reasonably necessary for the preparation of the Registration Statement.

4.3    Aggressive Equity will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Aggressive Equity will prepare the notice of meeting, form of proxy and proxy statement (collectively, ‘‘Proxy Materials’’) to be used in connection with such meeting; provided that Capital Opportunities will furnish Aggressive Equity with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Capital Opportunities as is reasonably necessary for the preparation of the Proxy Materials.

4.4    Aggressive Equity will assist Capital Opportunities in obtaining such information as Capital Opportunities reasonably requests concerning the beneficial ownership of Aggressive Equity shares.

4.5    Subject to the provisions of this Agreement, Capital Opportunities and Aggressive Equity will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

4.6    Aggressive Equity shall furnish or cause to be furnished to Capital Opportunities within 30 days after the Closing Date a statement of Aggressive Equity’s assets and liabilities as of the Closing Date, which statement shall be certified by Aggressive Equity’s Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, Aggressive Equity shall furnish Capital Opportunities, in such form as is reasonably satisfactory to Capital Opportunities, a statement certified by Aggressive Equity’s Treasurer of Aggressive Equity’s earnings and profits for federal income tax purposes that will be carried over to Capital Opportunities pursuant to Section 381 of the Code.

4.7    As soon after the Closing Date as is reasonably practicable, Aggressive Equity (a) shall prepare and file all federal and other tax returns and reports of Aggressive Equity required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

4.8    Capital Opportunities agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.    REPRESENTATIONS AND WARRANTIES

5.1    Capital Opportunities represents and warrants to Aggressive Equity as follows:

(a)    Capital Opportunities is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

(b)    Capital Opportunities is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

(c)    All of the issued and outstanding shares of Capital Opportunities have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Capital Opportunities are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Capital Opportunities is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

(d)    The current Prospectus and Statement of Additional Information of Capital Opportunities conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e)    Capital Opportunities is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Capital Opportunities’ Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Capital Opportunities is a party or by which it is bound;

(f)    No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Capital Opportunities or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Capital Opportunities knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

(g)    The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the fiscal year ended November 30, 2005, of Capital Opportunities audited by Deloitte & Touche LLP, Capital Opportunities’ independent registered public accounting firm (copies of which will be furnished to Aggressive Equity), fairly present, in all material respects, Capital Opportunities’ financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there will be no known liabilities of Capital Opportunities (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

(h)    All issued and outstanding Capital Opportunities Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption ‘‘Capital Stock and Other Securities’’ in Capital Opportunities’ current Statement of Additional Information incorporated by reference in the Statement of Additional Information that forms a part of the Registration Statement. Capital Opportunities does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

(i)    The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Capital Opportunities, and this Agreement constitutes a valid and binding obligation of Capital Opportunities enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Capital Opportunities performance of this Agreement;

(j)    Capital Opportunities Shares to be issued and delivered to Aggressive Equity, for the account of the Aggressive Equity Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued

Capital Opportunities Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption ‘‘Capital Stock and Other Securities’’ in Capital Opportunities’ current Statement of Additional Information [to be incorporated by reference] in the Statement of Additional Information to the Registration Statement;

(k)    All material federal and other tax returns and reports of Capital Opportunities required by law to be filed on or before the Closing Date have been filed and are correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Capital Opportunities’ knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

(l)    For each taxable year since its inception, Capital Opportunities has met the requirements of Subchapter M of the Code for qualification and treatment as a ‘‘regulated investment company’’ and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Capital Opportunities to continue to meet the requirements of Subchapter M of the Code;

(m)    Since November 30, 2005, there has been no change by Capital Opportunities in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

(n)    The information furnished or to be furnished by Capital Opportunities for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

(o)    The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Capital Opportunities) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

5.2    Aggressive Equity represents and warrants to Capital Opportunities as follows:

(a)    Aggressive Equity is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

(b)    Aggressive Equity is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

(c)    All of the issued and outstanding shares of beneficial interest of Aggressive Equity have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Aggressive Equity are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Aggressive Equity is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

(d)    The current Prospectus and Statement of Additional Information of Aggressive Equity conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e)    Aggressive Equity is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Aggressive Equity’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Aggressive Equity is a party or by which it is bound;

(f)    No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Aggressive Equity or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Aggressive Equity knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

(g)    The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Aggressive Equity for the fiscal year ended July 31, 2005, audited by Deloitte & Touche LLP, Aggressive Equity’s independent registered public accounting firm (copies of which have been or will be furnished to Capital Opportunities) fairly present, in all material respects, Aggressive Equity’s financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Aggressive Equity (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

(h)    Aggressive Equity has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

(i)    All issued and outstanding shares of Aggressive Equity are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption ‘‘Capital Stock and Other Securities’’ in Aggressive Equity’s current Statement of Additional Information incorporated by reference in the Statement of Additional Information to the Registration Statement. Aggressive Equity does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to Capital Opportunities pursuant to paragraph 3.4;

(j)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Aggressive Equity, and subject to the approval of Aggressive Equity’s shareholders, this Agreement constitutes a valid and binding obligation of Aggressive Equity, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Aggressive Equity’s performance of this Agreement;

(k)    All material federal and other tax returns and reports of Aggressive Equity required by law to be filed on or before the Closing Date shall have been filed and are correct and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Aggressive Equity’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

(l)    For each taxable year since its inception, Aggressive Equity has met all the requirements of Subchapter M of the Code for qualification and treatment as a ‘‘regulated investment company’’ and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Aggressive Equity to continue to meet the requirements of Subchapter M of the Code;

(m)    At the Closing Date, Aggressive Equity will have good and valid title to the Aggressive Equity Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Aggressive Equity which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, Capital Opportunities will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

(n)    On the effective date of the Registration Statement, at the time of the meeting of Aggressive Equity’s shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Capital Opportunities Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the ‘‘1934 Act’’), and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Aggressive Equity for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable federal securities and other laws and regulations thereunder;

(o)    Aggressive Equity will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders substantially all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

(p)    Aggressive Equity has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the rules thereunder; and

(q)    Aggressive Equity is not acquiring Capital Opportunities Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF AGGRESSIVE EQUITY

The obligations of Aggressive Equity to consummate the transactions provided for herein shall be subject, at its election, to the performance by Capital Opportunities of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1    All representations and warranties of Capital Opportunities contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2    Capital Opportunities shall have delivered to Aggressive Equity at the Closing a certificate of its President and Treasurer, in a form and substance reasonably satisfactory to Aggressive Equity and dated as of the Closing Date, to the effect that the representations and warranties of Capital Opportunities made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Aggressive Equity shall reasonably request;

6.3    Aggressive Equity shall have received a favorable opinion from Clifford Chance US LLP, counsel to Capital Opportunities, dated as of the Closing Date, to the effect that:

(a)    Capital Opportunities is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Capital Opportunities is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Capital Opportunities and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Aggressive Equity, is a valid and binding obligation of Capital Opportunities enforceable against Capital Opportunities in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; (d) Capital Opportunities Shares to be issued to Aggressive Equity Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption ‘‘Capital Stock and Other Securities’’ in Capital Opportunities’ current Statement of Additional Information), and no shareholder of Capital Opportunities has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Capital Opportunities’ Declaration of Trust or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Capital Opportunities of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

6.4    As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment advisory fees or annual fees pursuant to Capital Opportunities’ 12b-1 plan of distribution from those described in Capital Opportunities’ Prospectus dated March 30, 2006 and Statement of Additional Information dated March 30, 2006.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF CAPITAL OPPORTUNITIES

The obligations of Capital Opportunities to complete the transactions provided for herein shall be subject, at its election, to the performance by Aggressive Equity of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1    All representations and warranties of Aggressive Equity contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2    Aggressive Equity shall have delivered to Capital Opportunities at the Closing a certificate of its President and its Treasurer, in form and substance reasonably satisfactory to Capital Opportunities and dated as of the Closing Date, to the effect that the representations and warranties of Aggressive Equity made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Capital Opportunities shall reasonably request;

7.3    Aggressive Equity shall have delivered to Capital Opportunities a statement of the Aggressive Equity Assets and its liabilities, together with a list of Aggressive Equity’s portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Aggressive Equity;

7.4    Capital Opportunities shall have received at the Closing a favorable opinion from Clifford Chance US LLP, counsel to Aggressive Equity, dated as of the Closing Date to the effect that:

(a)    Aggressive Equity is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Aggressive Equity is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Aggressive Equity and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Capital Opportunities, is a valid and binding obligation of Aggressive Equity enforceable against Aggressive Equity in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Aggressive Equity’s Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Aggressive Equity of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

7.5    On the Closing Date, the Aggressive Equity Assets shall include no assets that Capital Opportunities, by reason of limitations of the fund’s Declaration of Trust or otherwise, may not properly acquire.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF CAPITAL OPPORTUNITIES AND AGGRESSIVE EQUITY

The obligations of Aggressive Equity and Capital Opportunities hereunder are each subject to the further conditions that on or before the Closing Date:

8.1    This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Aggressive Equity in accordance with the provisions of Aggressive Equity’s Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to Capital Opportunities;

8.2    On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3    All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including ‘‘no-action’’ positions of and exemptive orders from such federal and state authorities) deemed necessary by Capital Opportunities or Aggressive Equity to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Capital Opportunities or Aggressive Equity;

8.4    The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5    Aggressive Equity shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Aggressive Equity Shareholders substantially all of Aggressive Equity’s investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

8.6    The parties shall have received the opinion of the law firm of Clifford Chance US LLP (based on such representations as such law firm shall reasonably request), addressed to Capital Opportunities and Aggressive Equity, which opinion may be relied upon by the shareholders of Aggressive Equity, substantially to the effect that, for federal income tax purposes:

(a)    The transfer of Aggressive Equity’s assets in exchange for Capital Opportunities Shares and the assumption by Capital Opportunities of certain stated liabilities of Aggressive Equity followed by the distribution by Aggressive Equity of Capital Opportunities Shares to the Aggressive Equity Shareholders in exchange for their Aggressive Equity shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a ‘‘reorganization’’ within the meaning of Section 368(a)(1)(C) of the Code, and Aggressive Equity and Capital Opportunities will each be a ‘‘party to a reorganization’’ within the meaning of Section 368(b) of the Code;

(b)    No gain or loss will be recognized by Capital Opportunities upon the receipt of the assets of Aggressive Equity solely in exchange for Capital Opportunities Shares and the assumption by Capital Opportunities of the stated liabilities of Aggressive Equity;

(c)    No gain or loss will be recognized by Aggressive Equity upon the transfer of the assets of Aggressive Equity to Capital Opportunities in exchange for Capital Opportunities Shares and the assumption by Capital Opportunities of the stated liabilities or upon the distribution of Capital Opportunities Shares to the Aggressive Equity Shareholders in exchange for their Aggressive Equity shares;

(d)    No gain or loss will be recognized by the Aggressive Equity Shareholders upon the exchange of the Aggressive Equity shares for Capital Opportunities Shares;

(e)    The aggregate tax basis for Capital Opportunities Shares received by each Aggressive Equity Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Aggressive Equity shares held by each such Aggressive Equity Shareholder immediately prior to the Reorganization;

(f)    The holding period of Capital Opportunities Shares to be received by each Aggressive Equity Shareholder will include the period during which the Aggressive Equity shares surrendered in exchange therefor were held (provided such Aggressive Equity shares were held as capital assets on the date of the Reorganization);

(g)    The tax basis of the assets of Aggressive Equity acquired by Capital Opportunities will be the same as the tax basis of such assets to Aggressive Equity immediately prior to the Reorganization; and

(h)    The holding period of the assets of Aggressive Equity in the hands of Capital Opportunities will include the period during which those assets were held by Aggressive Equity.

Notwithstanding anything herein to the contrary, neither Capital Opportunities nor Aggressive Equity may waive the conditions set forth in this paragraph 8.6.

9.    FEES AND EXPENSES

9.1    (a)    Capital Opportunities shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including printing, filing and proxy solicitation expenses, legal, accounting, Commission registration fees and Blue Sky expenses. Aggressive Equity shall bear its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including any legal and accounting fees incurred in connection with the consummation of the transactions contemplated herein.

(b)    In the event the transactions contemplated herein are not consummated by reason of Aggressive Equity being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Aggressive Equity’s obligations specified in this Agreement), Aggressive Equity’s only obligation hereunder shall be to reimburse Capital Opportunities for all reasonable out-of-pocket fees and expenses incurred by Capital Opportunities in connection with those transactions.

(c)    In the event the transactions contemplated herein are not consummated by reason of Capital Opportunities being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Capital Opportunities’ obligations specified in this Agreement), Capital Opportunities’ only obligation hereunder shall be to reimburse Aggressive Equity for all reasonable out-of-pocket fees and expenses incurred by Aggressive Equity in connection with those transactions.

10.    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1    This Agreement constitutes the entire agreement between the parties.

10.2    The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Aggressive Equity hereunder shall not survive the dissolution and complete liquidation of Aggressive Equity in accordance with Section 1.9.

11.    TERMINATION

11.1    This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

(a)    by the mutual written consent of Aggressive Equity and Capital Opportunities;

(b)    by either Capital Opportunities or Aggressive Equity by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement), if the Closing shall not have occurred on or before February 28, 2007; or

(c)    by either Capital Opportunities or Aggressive Equity, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Aggressive Equity shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2    (a)    Termination of this Agreement pursuant to paragraphs 11.1(a) or (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Capital Opportunities or Aggressive Equity, or the trustees or officers of Capital Opportunities or Aggressive Equity, to any other party or its trustees or officers.

(b)    Termination of this Agreement pursuant to paragraph 11.1(c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Capital Opportunities or Aggressive Equity, or the trustees or officers of Capital Opportunities or Aggressive Equity, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12.    AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

13.    MISCELLANEOUS

13.1    The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3    This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5    The obligations and liabilities of Capital Opportunities hereunder are solely those of Capital Opportunities. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Capital Opportunities shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Capital Opportunities and signed by authorized officers of Capital Opportunities acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

13.6    The obligations and liabilities of Aggressive Equity hereunder are solely those of Aggressive Equity. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Aggressive Equity shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Aggressive Equity and signed by authorized officers of Aggressive Equity acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.

MORGAN STANLEY AGGRESSIVE EQUITY FUND
By:	/s/ Ronald E. Robison
Name: Ronald E. Robison Title: President and Principal Executive Officer
MORGAN STANLEY CAPITAL OPPORTUNITIES TRUST
By:	/s/ Amy R. Doberman
Name: Amy R. Doberman Title: Vice President

                                                                       EXHIBIT B

                                                           [MORGAN STANLEY LOGO]
                                                            MORGAN STANLEY FUNDS

                                                                  Morgan Stanley
                                                    Capital Opportunities Trust

                         A mutual fund that seeks long-term capital appreciation

[MORGAN STANLEY LOGO]

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                                                      Prospectus
                                                                  March 30, 2006

CONTENTS

THE FUND

SHAREHOLDER INFORMATION

MORGAN STANLEY FUNDS....................................... Inside Back Cover

This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

THE FUND

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

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Morgan Stanley Capital Opportunities Trust seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

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----------------
CAPITAL APPRECIATION
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out dividend income.
{end sidebar}

[GRAPHIC OMITTED]

The Fund will normally invest at least 65% of its assets in a portfolio of common stocks of companies with market capitalizations, at the time of purchase, within the capitalization range of the companies comprising the Russell 3000
(Registered Trademark) Growth Index, which as of February 28, 2006 was between
$27 million to $349 billion. The Fund's "Investment Adviser," Morgan Stanley
Investment Advisors Inc., follows a flexible investment program in seeking to achieve the Fund's investment objective. The Investment Adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. In this regard, the Investment Adviser studies company developments, including business strategy and financial results. Valuation is viewed in the context of prospects for sustainable earnings and cash flow growth. The Investment Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.

The Fund may also invest up to 25% of its net assets in foreign equity securities (including depositary receipts), which may include emerging market securities.

In addition, the Fund may invest in investment grade fixed-income securities and forward foreign currency exchange contracts.

                                                                               1

--------------------------------------------------------------------------------
PRINCIPAL RISKS

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There is no assurance that the Fund will achieve its investment objective. The
Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

COMMON STOCKS. A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Investing in securities of small- and medium-sized companies may involve greater risk than is customarily associated with investing in more established companies. Often, small- and medium-sized companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

FOREIGN SECURITIES. The Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in
U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies.
Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of
U.S. issuers and, as such, their price changes may be more volatile.
Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts.
In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

2

The foreign securities in which the Fund invests may be issued by companies located in emerging market countries. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

OTHER RISKS. The performance of the Fund also will depend on whether or not the
Investment Adviser is successful in applying the Fund's investment strategies.
The Fund is also subject to other risks from its permissible investments, such as the risks associated with its investments in its fixed-income investments and forward foreign currency exchange contracts. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                                                               3

--------------------------------------------------------------------------------
PAST PERFORMANCE

{sidebar}
----------------
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past nine calendar years.
{end sidebar}

[GRAPHIC OMITTED]

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

                              [BAR CHART OMITTED]

                               1997        10.97%
                               1998        62.71%
                               1999       124.60%
                               2000       -35.73%
                               2001       -39.37%
                               2002       -46.54%
                               2003        39.91%
                               2004        21.52%
                               2005        21.14%

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown.

During the periods shown in the bar chart, the highest return for a calendar quarter was 62.22% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was --40.43% (quarter ended September 30, 2001).

4

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005)

{sidebar}
----------------
AVERAGE ANNUAL TOTAL RETURNS

This table compares the Fund's average annual total returns with those of an index that represents a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).
{end sidebar}

                                                                    PAST 1 YEAR    PAST 5 YEARS    LIFE OF FUND
                                                                  -------------- --------------- --------------

Class A(1): Return Before Taxes                                        15.69%         -8.03%          6.31%
            Russell 3000 (R) Growth Index(2)                            5.17%         -3.15%          2.38%
            Lipper Multi-Cap Growth Funds Index(3)                      9.13%         -2.90%          4.24%
Class B(1): Returns Before Taxes                                       16.14%         -8.14%          6.20%
            Returns After Taxes on Distributions(4)                    16.14%         -8.14%          6.15%
            Returns After Taxes on Distributions and
            Sale of Fund Shares                                        10.49%         -6.72%          5.48%
            Russell 3000 (Registered Trademark)  Growth Index(2)        5.17%         -3.15%          5.96%
            Lipper Multi-Cap Growth Funds Index(3)                      9.13%         -2.90%          6.79%
Class C(1): Return Before Taxes                                        20.17%         -7.73%          6.19%
            Russell 3000 (Registered Trademark) Growth Index(2)         5.17%         -3.15%          2.38%
            Lipper Multi-Cap Growth Funds Index(3)                      9.13%         -2.90%          4.24%
Class D(1): Return Before Taxes                                        22.35%         -6.84%          7.21%
            Russell 3000 (Registered Trademark) Growth Index(2)         5.17%         -3.15%          2.38%
            Lipper Multi-Cap Growth Funds Index(3)                      9.13%         -2.90%          4.24%

(1)  Classes A, C and D commenced operations on July 28, 1997. Class B commenced operations on February 27, 1996.

(2)  The Russell 3000 (Registered Trademark) Growth Index measures the performance of those companies in the Russell 3000 (Registered Trademark)
     Index with higher price-to-book ratios and higher forecasted growth values.
     Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper
     Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

(4)  These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

Included in the table above are the after-tax returns for the Fund's Class B shares. The after-tax returns for the Fund's other Classes will vary from the
Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

                                                                               5

--------------------------------------------------------------------------------
FEES AND EXPENSES

[GRAPHIC OMITTED]

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes
A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The
Fund does not charge account or exchange fees. However, certain shareholders may be charged an order processing fee by the broker-dealer through which shares are purchased, as described below. See the "Share Class Arrangements" section for further fee and expense information.

{sidebar}
----------------
SHAREHOLDER FEES
These fees are paid directly from your investment.
{end sidebar}

SHAREHOLDER FEES

                                                               CLASS A      CLASS B      CLASS C     CLASS D
                                                               -------      -------      -------     -------

  Maximum sales charge (load) imposed on purchases (as
  a percentage of offering price)                               5.25%(1)     None         None        None
  Maximum deferred sales charge (load) (as a percentage
  based on the lesser of the offering price or net asset
  value at redemption)                                          None(2)      5.00%(3)     1.00%(4)    None
  Redemption Fee(5)                                             2.00%        2.00%        2.00%       2.00%

{sidebar}
----------------
ANNUAL FUND OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended November 30, 2005.
{end sidebar}

ANNUAL FUND OPERATING EXPENSES

                                             CLASS A       CLASS B       CLASS C        CLASS D
                                             -------       -------       -------        -------

  Advisory fee                                 0.67%         0.67%         0.67%         0.67%
  Distribution and service (12b-1) fees(6)     0.25%         1.00%         0.96%          None
  Other expenses                               0.56%         0.56%         0.56%         0.56%
  Total annual Fund operating expenses         1.48%         2.23%         2.19%         1.23%

(1)  Reduced for purchases of $25,000 and over.

(2)  Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of
     1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances.

(3)  The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the
     CDSC.

(4)  Only applicable if you sell your shares within one year after purchase.

(5)  Payable to the Fund on shares redeemed within seven days of purchase. The redemption fee is based on the redemption proceeds. See "Shareholder
     Information--How to Sell Shares" for more information on redemption fees.

(6)  The Fund has adopted a Rule 12b-1 Distribution Plan pursuant to which it reimburses the distributor for distribution-related expenses (including personal services to shareholders) incurred on behalf of Class A, Class B and Class C shares in an amount each month up to an annual rate of 0.25%,
     1.00% and 1.00% of the average daily net assets of Class A, Class B and
     Class C shares, respectively.

6

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a
5% return each year and the Fund's operating expenses remain the same (except for the ten-year amounts for Class B shares which reflect the conversion of
Class B shares to Class A shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions, depending upon whether or not you sell your shares at the end of each period.

                          IF YOU SOLD YOUR SHARES:                         IF YOU HELD YOUR SHARES:
              ------------------------------------------------ ------------------------------------------------
                 1 YEAR     3 YEARS     5 YEARS     10 YEARS      1 YEAR     3 YEARS     5 YEARS      10 YEARS
              ---------- ----------- ----------- ------------- ---------- ----------- ----------- -------------

   Class A        $668       $968       $1,291       $2,201        $668        $968       $1,291      $2,201
   Class B        $726       $997       $1,395       $2,376*       $226        $697       $1,195      $2,376*
   Class C        $322       $685       $1,175       $2,524        $222        $685       $1,175      $2,524
   Class D        $125       $390       $  676       $1,489        $125        $390       $  676      $1,489

*    Based on a conversion to Class A shares eight years after the end of the calendar month in which the shares were purchased.

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

ORDER PROCESSING FEE. Morgan Stanley DW Inc. ("Morgan Stanley DW") charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your Morgan Stanley
Financial Advisor for more information regarding this fee.

--------------------------------------------------------------------------------
ADDITIONAL INVESTMENT STRATEGY INFORMATION

[GRAPHIC OMITTED]

This section provides additional information relating to the Fund's investment strategies.

OTHER INVESTMENTS. The Fund also may invest up to 35% of its net assets in investment grade fixed-income securities.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Fund may use these instruments to modify its exposure to various currency markets.

                                                                               7

DEFENSIVE INVESTING. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with the Fund's principal investment strategies when the Investment Adviser believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

PORTFOLIO TURNOVER. The Fund may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this
Prospectus shows the Fund's portfolio turnover rates during recent fiscal years.
A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders. See the sections on "Distributions" and "Tax Consequences."

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, or reduce its borrowing, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

--------------------------------------------------------------------------------
ADDITIONAL RISK INFORMATION

[GRAPHIC OMITTED]

This section provides additional information relating to the risks of investing in the Fund.

FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and, thus, could involve a significant risk.

--------------------------------------------------------------------------------
PORTFOLIO HOLDINGS

[GRAPHIC OMITTED]

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's
Statement of Additional Information.

8

--------------------------------------------------------------------------------
FUND MANAGEMENT

{sidebar}
----------------
MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $90 billion in assets under management or administration as of February 28, 2006.
{end sidebar}

[GRAPHIC OMITTED]

The Fund has retained the Investment Adviser -- Morgan Stanley Investment
Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan
Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Fund is managed by members of the Investment Adviser's U.S. Growth team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the
Fund include Dennis P. Lynch and David S. Cohen, Managing Directors of the
Investment Adviser and Sam G. Chainani and Alexander Norton, Executive Directors
of the Investment Adviser.

Mr. Lynch has been associated with the Investment Adviser in an investment management capacity since 1998 and began managing the Fund in October 2002. Mr.
Cohen has been associated with the Investment Adviser in an investment management capacity since 1993 and began managing the Fund in October 2003. Mr.
Chainani has been associated with the Investment Adviser in an investment management capacity since 1996 and began managing the Fund in June 2004. Mr.
Norton has been associated with the Investment Adviser in an investment management capacity since 2000 and began managing the Fund in July 2005.

Mr. Lynch is the lead portfolio manager of the Fund. Messrs. Cohen, Chainani and
Norton are co-portfolio managers. Members of the team collaborate to manage the assets of the Fund.

The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

The Fund pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Adviser. The fee is based on the Fund's average daily net assets. For the fiscal year ended November 30, 2005, the Fund accrued total compensation to the Investment Adviser amounting to 0.67% of the Fund's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the six months ended May 31, 2005.

                                                                               9

Shareholder Information

--------------------------------------------------------------------------------
PRICING FUND SHARES

[GRAPHIC OMITTED]

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each
Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m.
Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security.

In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost.
However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

10

--------------------------------------------------------------------------------
HOW TO BUY SHARES

{sidebar}
----------------
CONTACTING A FINANCIAL ADVISOR

If you are new to the Morgan Stanley Funds and would like to contact a Morgan
Stanley Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
{end sidebar}

[GRAPHIC OMITTED]

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, Morgan Stanley Trust ("Transfer Agent"), in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A,
B, C and D. Class D shares are only offered to a limited group of investors.
Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you.
When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (plus any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares for any reason.

ORDER PROCESSING FEE. Morgan Stanley DW charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the
Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.

                                                                              11

{sidebar}
----------------
EasyInvest (R)

A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
{end sidebar}

MINIMUM INVESTMENT AMOUNTS

                                                                                   MINIMUM INVESTMENT
                                                                               ---------------------------
 INVESTMENT OPTIONS                                                                INITIAL      ADDITIONAL

  Regular Account                                                                $   1,000   $   100
  Individual Retirement Account                                                  $   1,000   $   100
  Coverdell Education Savings Account                                            $     500   $   100
  EasyInvest (R)
  (Automatically from your checking or savings account or Money Market Fund)     $     100*  $   100*

*     Provided your schedule of investments totals $1,000 in 12 months.

There is no minimum investment amount if you purchase Fund shares through: (1)
the Investment Adviser's mutual fund asset allocation program; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code or (ii) certain other investment programs that do not charge an asset-based fee; (4) employer-sponsored employee benefit plan accounts or (5) the reinvestment of dividends in additional Fund shares.

INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D SHARES.
To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this
Prospectus.

SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley
Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o  Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount
   (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

o  Make out a check for the total amount payable to: Morgan Stanley Capital
   Opportunities Trust.

o  Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey
   City, NJ 07303.

--------------------------------------------------------------------------------
LIMITED PORTABILITY

[GRAPHIC OMITTED]

Most Fund shareholders hold their shares with Morgan Stanley DW. Please note that your ability to transfer your Fund shares to a brokerage account at another securities dealer may be limited. Fund shares may only be transferred to accounts held at a limited number of securities dealers or financial intermediaries that have entered into agreements with the Fund's distributor.
After a transfer, you may purchase additional shares of the Morgan Stanley Funds you owned before the transfer, but you may not be able to purchase shares of any other Morgan

12

Stanley Funds or exchange shares of the Fund(s) you own for shares of other
Morgan Stanley Funds (as described below under "How to Exchange Shares"). If you wish to transfer Fund shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Fund's distributor, you may request that the securities dealer or financial intermediary maintain the shares in an account at the Transfer Agent registered in the name of such securities dealer or financial intermediary for your benefit. You may also hold your Fund shares in your own name directly with the Transfer Agent. Other options may also be available; please check with the respective securities dealer or financial intermediary. If you choose not to hold your shares with the
Transfer Agent, either directly or through a securities dealer or other financial intermediary, you must redeem your shares and pay any applicable CDSC.

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

[GRAPHIC OMITTED]

PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or the Limited Duration U.S. Treasury
Trust, without the imposition of an exchange fee. Front-end sales charges are not imposed on exchanges of Class A shares. See the inside back cover of this
Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund,
No-Load Fund or Money Market Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums and should be read before investment. Since exchanges are available only into continuously offered Morgan
Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan
Stanley Fund are not being offered for purchase. An exchange of Fund shares held for less than seven days from the date of purchase will be subject to the 2%
redemption fee described under the section "How to Sell Shares."

EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan
Stanley Financial Advisor or other authorized financial representative.
Otherwise, you must forward an exchange privilege authorization form to the
Transfer Agent and then write the Transfer Agent or call toll-free (800)
869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative or by calling toll-free (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions, as described above, are received. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. See "Limitations on Exchanges." The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

                                                                              13

TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock
Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares --
and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

LIMITATIONS ON EXCHANGES. Certain patterns of exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the
Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. The Fund reserves the right to reject an exchange request for any reason.

CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this Prospectus for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your
Morgan Stanley Financial Advisor or call toll-free (800) 869-NEWS.

--------------------------------------------------------------------------------
HOW TO SELL SHARES

[GRAPHIC OMITTED]

You can sell some or all of your Fund shares at any time. If you sell Class A,
Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

14

OPTIONS            PROCEDURES
--------------------------------------------------------------------------------
Contact Your       To sell your shares, simply call your Morgan Stanley or other
Financial          authorized Financial Advisor financial representative.
Advisor            Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
--------------------------------------------------------------------------------
By Letter          You can also sell your shares by writing a "letter of
                   instruction" that includes:
                   o your account number;
                   o the name of the Fund;
                   o the dollar amount or the number of shares you wish to sell;
                   o the Class of shares you wish to sell; and
                   o the signature of each owner as it appears on the account.

                   If you are requesting payment to anyone other than the
                   registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or
                   pre-designated bank account, you will need a signature
                   guarantee. You can obtain a signature guarantee from an
                   eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust toll-free at (800)
                   869-NEWS for a determination as to whether a particular
                   institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

                   Mail the letter to Morgan Stanley Trust at P.O. Box 983,
                   Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

                   A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your
                   instructions.
--------------------------------------------------------------------------------
Systematic         If your investment in all of the Morgan Stanley Funds has a
Withdrawal Plan    total market value of at least $10,000, you may elect to
                   withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

                   Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                   section of this Prospectus.

                   To sign up for the systematic withdrawal plan, contact your
                   Morgan Stanley Financial Advisor or call toll-free (800)
                   869-NEWS. You may terminate or suspend your plan at any time.
                   Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

--------------------------------------------------------------------------------

                                                                              15

PAYMENT FOR SOLD SHARES. After we receive your complete instruction to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

ORDER PROCESSING FEE. Morgan Stanley DW charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the
Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.

TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this
Prospectus and consult your own tax professional about the tax consequences of a sale.

REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

INVOLUNTARY SALES. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an individual retirement account ("IRA") or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest (Registered Trademark) , if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

REDEMPTION FEE. Fund shares redeemed within seven days of purchase will be subject to a 2% redemption fee, payable to the Fund. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i)
through systematic withdrawal/exchange plans, (ii) through pre-approved asset allocation programs, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicle and (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team. The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares, the shares held the longest will be redeemed or exchanged first.

16

The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the
Fund's redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that financial intermediary's materials carefully to learn about any other restrictions or fees that may apply.

--------------------------------------------------------------------------------
DISTRIBUTIONS

{sidebar}
----------------
TARGETED DIVIDENDS(SM)

You may select to have your Fund distributions automatically invested in other
Classes of Fund shares or Classes of another Morgan Stanley Fund that you own.
Contact your Morgan Stanley Financial Advisor for further information about this service.
{end sidebar}

[GRAPHIC OMITTED]

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts are passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class
C shares because distribution fees that Class B and Class C shares pay are higher. Normally, income dividends are distributed to shareholders semi-annually. Capital gains, if any, are usually distributed in June and
December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same
Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Morgan
Stanley Financial Advisor or other authorized financial representative within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Transfer Agent at least five business days prior to the record date of the distributions.

--------------------------------------------------------------------------------
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

[GRAPHIC OMITTED]

Frequent purchases and redemptions of Fund shares by Fund shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund

                                                                              17

shares held by long-term shareholders, interference with the efficient management of the Fund's portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.

In addition, the Fund is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund's portfolio securities trade and the time as of which the Fund's net asset value is calculated ("time-zone arbitrage"). For example, a market timer may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before the
Fund's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market timer would redeem the Fund's shares the next day when the Fund's share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Fund shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities may be adversely affected by price arbitrage trading strategies.

The Fund's policies with respect to valuing portfolio securities are described in "Shareholder Information -- Pricing Fund Shares."

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Fund's Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions.
The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "How to Buy Shares," "How to Exchange Shares" and
"How to Sell Shares" sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at intermediaries, as described below, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment managers, broker-dealers, transfer agents and third party administrators, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, redemptions and exchanges of Fund shares.

Omnibus accounts generally do not identify customers' trading activity to the
Fund on an individual basis. Therefore, with respect to trades that occur through omnibus accounts at intermediaries, the Fund is currently limited in its ability to monitor trading activity or enforce the redemption fee with respect to customers of such intermediaries. The ability of the Fund to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited. Consequently, the Fund must rely on the financial intermediary to monitor

18

frequent short-term trading within the Fund by the financial intermediary's customers. Certain intermediaries may not have the ability to assess a redemption fee. There can be no assurance that the Fund will be able to eliminate all market-timing activities.

--------------------------------------------------------------------------------
TAX CONSEQUENCES

[GRAPHIC OMITTED]

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

o The Fund makes distributions; and

o You sell Fund shares, including an exchange to another Morgan Stanley Fund.

TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. Under current law, a portion of the ordinary income dividends you receive may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses.
Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this Prospectus this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income.

                                                                              19

--------------------------------------------------------------------------------
SHARE CLASS ARRANGEMENTS

[GRAPHIC OMITTED]

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and
Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

  CLASS   SALES CHARGE                                                            MAXIMUM ANNUAL 12B-1 FEE
----------------------------------------------------------------------------------------------------------

   A     Maximum 5.25% initial sales charge reduced for purchases of $25,000 or more; shares purchased without an initial sales charge are generally
         subject to a 1.00% CDSC if sold during the first 18 months                0.25%
   B     Maximum 5.00% CDSC during the first year decreasing to 0% after six
         years                                                                     1.00%
   C     1.00% CDSC during the first year                                          1.00%
   D     None                                                                      None

Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums. Please see the information for each Class set forth below for specific eligibility requirements. You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) at the time a purchase order (or in the case of Class B or C shares, a redemption order) is placed, that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of Morgan Stanley DW or other authorized dealer of Fund shares, or the Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other
Morgan Stanley funds held in all related accounts described below at Morgan
Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility minimum. The Fund makes available, in a clear and prominent format, free of charge, on its web site,

20

www.morganstanley.com, information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers and eligibility minimums. The web site includes hyperlinks that facilitate access to the information.

CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25% of the public offering price. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below.
Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution and shareholder services (12b-1) fee of up to 0.25% of the average daily net assets of the Class. The maximum annual
12b-1 fee payable by Class A Shares is lower than the maximum annual 12b-1 fee payable by Class B or Class C shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:

                                                   FRONT-END SALES CHARGE
                                      -------------------------------------------------
                                             PERCENTAGE OF       APPROXIMATE PERCENTAGE
 AMOUNT OF SINGLE TRANSACTION           PUBLIC OFFERING PRICE    OF NET AMOUNT INVESTED

  Less than $25,000                        5.25%                   5.54%
  $25,000 but less than $50,000            4.75%                   4.99%
  $50,000 but less than $100,000           4.00%                   4.17%
  $100,000 but less than $250,000          3.00%                   3.09%
  $250,000 but less than $500,000          2.50%                   2.56%
  $500,000 but less than $1 million        2.00%                   2.04%
  $1 million and over                      0.00%                   0.00%

{sidebar}
------------------------------
FRONT-END SALES CHARGE OR FSC

An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your
Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation
and Letter of Intent.
{end sidebar}

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount)
for purchases of Class A shares of the Fund, by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts:
o A single account (including an individual, trust or fiduciary account).

o  A family member account (limited to spouse, and children under the age of
   21).

o  Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o  Employer sponsored and individual retirement accounts (including IRAs, Keogh,
   401(k), 403(b), 408(k), and 457(b) plans).

o Tax-exempt organizations.

o Groups organized for a purpose other than to buy mutual fund shares.

COMBINED PURCHASE PRIVILEGE. You will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund for any related account in a single transaction

                                                                              21

with purchases of any class of shares of other Morgan Stanley Multi-Class Funds for the related account or any other related account. For the purpose of this combined purchase privilege, a "related account" is:

o A single account (including an individual account, a joint account and a trust account established solely for the benefit of the individual).

o A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

o An IRA and single participant retirement account (such as a Keogh).

o An UGMA/UTMA account.

RIGHT OF ACCUMULATION. You may benefit from a reduced sales charge if the cumulative net asset value of Class A Shares of the Fund purchased in a single transaction, together with the net asset value of all classes of shares of
Morgan Stanley Multi-Class Funds (including shares of Morgan Stanley
Non-Multi-Class Funds which resulted from an exchange from Morgan Stanley
Multi-Class Funds) held in related accounts amounts to $25,000 or more. For the purposes of the rights of accumulation privilege, a related account is any one of the accounts listed under "Combined Purchase Privilege" above.

NOTIFICATION. You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i)
notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW or other authorized dealer of Fund shares or the
Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Morgan
Stanley Financial Advisor or other authorized financial representative (or
Morgan Stanley Trust if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other
Morgan Stanley Funds held in all related accounts described above at Morgan
Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads and reduced sales charges (i.e., breakpoint discounts). The web site includes hyperlinks that facilitate access to the information.

LETTER OF INTENT. The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of
Intent." A Letter of Intent provides for the purchase of Class A shares of the
Fund or other Multi-Class Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. The
Letter of Intent does not preclude the Fund (or any other Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley
Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of
Intent, and (2) the historical cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse, and children under the age of 21) during the periods referenced in (1) and (2) above. You should retain any records necessary to substantiate historical costs because the Fund, its

22

Transfer Agent and any financial intermediaries may not maintain this information. You can obtain a Letter of Intent by contacting your Morgan Stanley
Financial Advisor or other authorized financial representative, or by calling toll-free (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

OTHER SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a
CDSC upon sale) if your account qualifies under one of the following categories:

o A trust for which a banking affiliate of the Investment Adviser provides discretionary trustee services.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor, pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

o Qualified state tuition plans described in Section 529 of the Internal Revenue
  Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employer-sponsored employee benefit plans, whether or not qualified under the
  Internal Revenue Code, for which an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan
  Stanley's Retirement Plan Solutions ("Morgan Stanley Eligible Plans").

o A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

o Insurance company separate accounts that have been approved by the Fund's distributor.

o Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

o Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

                                                                              23

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or
CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

{sidebar}
----------------
CONTINGENT DEFERRED SALES CHARGE OR CDSC

A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
{end sidebar}

 YEAR SINCE PURCHASE PAYMENT MADE        CDSC AS A PERCENTAGE OF AMOUNT REDEEMED
 --------------------------------        ---------------------------------------
  First                                                 5.0%
  Second                                                4.0%
  Third                                                 3.0%
  Fourth                                                2.0%
  Fifth                                                 2.0%
  Sixth                                                 1.0%
  Seventh and thereafter                                None

The CDSC is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed.
Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account.

Broker-dealers or other financial intermediaries may impose a limit on the dollar value of Class B share purchase order that they will accept. For example, a Morgan Stanley Financial Advisor generally will not accept purchase orders for
Class B shares that in the aggregate amount to $25,000 or more. You should discuss with your financial advisor which share class is most appropriate for you, based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley Funds.

CDSC WAIVERS.  A CDSC, if otherwise applicable, will be waived in the case of:

o  Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i)
   registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor and that is revocable by you
   (i.e., a "living trust"); or (b) you and your spouse are the settlors and that is revocable by you or your spouse (i.e., a "joint living trust"); or
   (iii) held in a qualified corporate or self-employed retirement plan, IRA or
   403(b) Custodial Account; provided, in each case that the sale is requested within one year after your death or initial determination of disability.

24

o Sales in connection with the following retirement plan "distributions": (i)
  lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a
  "top heavy" plan, following attainment of age 591/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 591/2; or (iii)
  a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12%
  annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal
  Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

o Sales of shares purchased prior to April 1, 2004 or acquired in exchange for shares purchased prior to April 1, 2004, if you simultaneously invest the proceeds from such sale in the Investment Adviser's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares acquired in connection with the Investment Adviser's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Morgan Stanley Financial Advisor or other authorized financial representative or call toll-free (800) 869-NEWS.

DISTRIBUTION FEE. Class B shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 1.00% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class
B shares since the inception of the Fund less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the
Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B shares. The maximum annual 12b-1 fee payable by Class B shares is higher than the maximum annual 12b-1 fee payable by Class A shares.

CONVERSION FEATURE. After eight years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The eight-year period runs from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the eight-year period. At the same time, an equal proportion of
Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis.

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

                                                                              25

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load
Fund or the Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to
Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two-year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC)
instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one-year holding period. The one year in the
Money Market Fund would not be counted. Nevertheless, if shares subject to a
CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the 12b-1 fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

Brokers, dealers or other financial intermediaries may impose a limit on the dollar value of a Class C share purchase order that they will accept. For example, a Morgan Stanley Financial Advisor generally will not accept purchase orders for Class C shares that in the aggregate amount to $250,000 or more. You should discuss with your financial advisor which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley Funds.

DISTRIBUTION FEE. Class C shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 1.00% of the average daily net assets of that Class. The maximum annual 12b-1 fee payable by Class C shares is higher than the maximum annual 12b-1 fee payable by Class A shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution and shareholder services (12b-1) fees applicable to Class C shares for as long as the investor owns such shares.

26

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution and shareholder services (12b-1) fee.
Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

o Investors participating in the Investment Adviser's or an affiliate's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class
  D shares) based on the then current relative net asset values of the two
  Classes.

o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

o Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.

o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

o Investors who were shareholders of the Dean Witter Retirement Series on
  September 11, 1998 for additional purchases for their former Dean Witter
  Retirement Series accounts.

o The Investment Adviser and its affiliates with respect to shares held in connection with certain deferred compensation programs established for their employees.

A purchase order that meets the requirements for investment in Class D shares can be made only in Class D shares.

Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts
(regardless of the size of the investment).

MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million ($25 million for
Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares. Shareholders cannot combine purchases made by family members or a shareholder's other related accounts in a single transaction for purposes of meeting the $5 million initial investment minimum requirement to qualify to purchase Class D shares.

                                                                              27

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12B-1 FEES) The Fund has adopted a Plan of
Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, with respect to the Class A, Class B and Class C shares,
(Class D shares are offered without any 12b-1 fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and
Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and reduce your return in these Classes and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

[GRAPHIC OMITTED]

  The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information.

28

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are incorporated by reference in the Statement of Additional
Information from the Fund's annual report, which is available upon request.

CLASS A SHARES

 FOR THE YEAR ENDED NOVEMBER 30,                     2005        2004        2003      2002         2001
 -------------------------------                  ---------   ---------   ---------  ---------   ---------

SELECTED PER SHARE DATA:
Net asset value, beginning of period             $   14.76    $ 12.35     $  9.53     $ 15.97     $ 26.86
                                                   --------    --------    --------   --------    --------
Income (loss) from investment operations:
  Net investment loss[+/+]                           (0.17)     (0.12)      (0.12)      (0.16)      (0.20)
  Net realized and unrealized gain (loss)             4.07       2.53        2.94       (6.28)     (10.69)
                                                   --------    --------    --------   --------    --------
Total income (loss) from investment operations        3.90       2.41        2.82       (6.44)     (10.89)
                                                   --------    --------    --------   --------    --------
Net asset value, end of period                     $ 18.66    $ 14.76     $ 12.35     $  9.53     $ 15.97
------------------------------------------------   --------    --------    --------   --------    --------
TOTAL RETURN+                                        26.42%     19.51%      29.59%     (40.33)%    (40.54)%
------------------------------------------------   --------    --------    --------   --------    --------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                              1.48%      1.47%       1.52%       1.43%       1.13%
Net investment loss                                  (1.03)%    (0.93)%     (1.22)%     (1.26)%     (1.02)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands          $ 121,998    $11,290     $10,826     $ 9,339     $21,509
Portfolio turnover rate                                 88%       120%        179%         94%         25%

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+     Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)   Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                              29

FINANCIAL HIGHLIGHTS (CONTINUED)

CLASS B SHARES

 FOR THE YEAR ENDED NOVEMBER 30,                     2005          2004          2003       2002            2001
 -------------------------------                  ---------     ---------     ---------   ---------       ---------

SELECTED PER SHARE DATA:
Net asset value, beginning of period              $   14.02      $  11.83      $   9.19    $  15.53        $  26.35
                                                  ----------     ---------     ---------   ---------       ----------
Income (loss) from investment operations:
  Net investment loss[+/+]                            (0.26)        (0.21)        (0.19)      (0.25)          (0.37)
  Net realized and unrealized gain (loss)              3.81          2.40          2.83       (6.09)         (10.45)
                                                   ---------      --------      --------    --------         --------
Total income (loss) from investment operations         3.55          2.19          2.64       (6.34)         (10.82)
                                                   ---------      --------      --------    --------         --------
Net asset value, end of period                    $   17.57      $  14.02      $  11.83    $   9.19        $  15.53
------------------------------------------------  ----------     ---------     ---------   ---------       ----------
TOTAL RETURN+                                         25.53%        18.51%        28.73%     (40.82)%        (41.06)%
------------------------------------------------   ---------      --------      --------    --------        ---------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                               2.23%         2.24%         2.29%       2.20%           2.02%
Net investment loss                                   (1.78)%       (1.70)%       (1.99)%     (2.03)%         (1.91)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands           $ 143,995      $270,955      $296,711    $292,533        $705,388
Portfolio turnover rate                                  88%          120%          179%         94%             25%

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+     Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)   Reflects overall Fund ratios for investment income and non-class specific expenses.

30

CLASS C SHARES

 FOR THE YEAR ENDED NOVEMBER 30,                     2005         2004         2003        2002            2001
 -------------------------------                 ---------     ---------     ---------   ---------       ---------

SELECTED PER SHARE DATA:
Net asset value, beginning of period             $   13.96       $ 11.77       $  9.15     $ 15.43         $ 26.19
Income (loss) from investment operations:
  Net investment loss[+/+]                           (0.26)        (0.21)        (0.19)      (0.22)          (0.37)
  Net realized and unrealized gain (loss)             3.81          2.40          2.81       (6.06)         (10.39)
                                                 ---------      --------      --------    --------        --------
Total income (loss) from investment operations        3.55          2.19          2.62       (6.28)         (10.76)
                                                 ---------      --------      --------    --------        --------
Net asset value, end of period                   $   17.51       $ 13.96       $ 11.77     $  9.15         $ 15.43
------------------------------------------------ ---------      --------      --------    --------        --------
TOTAL RETURN+                                        25.57%        18.61%        28.63%     (40.70)%        (41.08)%
------------------------------------------------ ---------      --------      --------    --------        --------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                              2.19%         2.23%         2.29%       1.98%           2.02%
Net investment loss                                  (1.74)%       (1.69)%       (1.99)%     (1.81)%         (1.91)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands           $ 14,909       $15,837       $16,069     $14,701         $32,016
Portfolio turnover rate                                 88%          120%          179%         94%             25%

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+     Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)   Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                              31

FINANCIAL HIGHLIGHTS (CONTINUED)

CLASS D SHARES

 FOR THE YEAR ENDED NOVEMBER 30,                    2005          2004         2003        2002            2001
 -------------------------------                 ---------     ---------     ---------   ---------       ---------

SELECTED PER SHARE DATA:
Net asset value, beginning of period             $   14.98       $ 12.51       $  9.62     $ 16.10         $ 27.04
Income (loss) from investment operations:
  Net investment loss[+/+]                           (0.12)        (0.09)        (0.10)      (0.12)          (0.18)
  Net realized and unrealized gain (loss)             4.11          2.56          2.99       (6.36)         (10.76)
                                                 ---------       -------       -------    --------         -------
Total income (loss) from investment operations        3.99          2.47          2.89       (6.48)         (10.94)
                                                 ---------       -------       -------    --------         -------
Net asset value, end of period                   $   18.97       $ 14.98       $ 12.51     $  9.62         $ 16.10
------------------------------------------------ ---------      --------      --------    --------        -------
TOTAL RETURN+                                        26.70%        19.74%        30.04%     (40.25)%        (40.46)%
------------------------------------------------ ---------      --------      --------    --------        --------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                              1.23%         1.24%         1.29%       1.20%           1.02%
Net investment loss                                  (0.78)%       (0.70)%       (0.99)%     (1.03)%         (0.91)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands           $ 90,526       $90,844       $98,359     $85,534         $94,203
Portfolio turnover rate                                 88%          120%          179%         94%             25%

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+     Calculated based on the net asset value as of the last business day of the period.

(1)   Reflects overall Fund ratios for investment income and non-class specific expenses.

32

Morgan Stanley Funds

EQUITY
------------------------
BLEND/CORE

Dividend Growth Securities
Multi-Asset Class Fund
Total Return Trust

------------------------
DOMESTIC HYBRID

Allocator Fund
Balanced Growth Fund
Balanced Income Fund
Income Builder Fund
Strategist Fund
------------------------
GLOBAL/INTERNATIONAL

European Equity Fund
Global Advantage Fund
Global Dividend Growth Securities
International Fund
International SmallCap Fund
International Value Equity Fund
Japan Fund
Pacific Growth Fund
------------------------
GROWTH

Aggressive Equity Fund
American Opportunities Fund
Capital Opportunities Trust
Developing Growth Securities Trust
Growth Fund
Special Growth Fund

------------------------
INDEX

Equally-Weighted S&P 500 Fund
KLD Social Index Fund
Nasdaq-100 Index Fund
S&P 500 Index Fund
Total Market Index Fund
------------------------
SPECIALTY

Biotechnology Fund
Convertible Securities Trust
Financial Services Trust
Global Utilities Fund
Health Sciences Trust
Information Fund
Natural Resource Development Securities
Real Estate Fund
Utilities Fund
------------------------
VALUE

Fundamental Value Fund

Mid-Cap Value Fund
Small-Mid Special Value Fund
Special Value Fund
Value Fund

FIXED INCOME
------------------------
TAXABLE SHORT TERM

Limited Duration Fund*+
Limited Duration U.S. Treasury Trust*
------------------------
TAXABLE INTERMEDIATE TERM

Flexible Income Trust

High Yield Securities

Income Trust
Mortgage Securities Trust

U.S. Government Securities Trust
------------------------
TAX-FREE

California Tax-Free Income Fund
Limited Term Municipal Trust*+
New York Tax-Free Income Fund
Tax-Exempt Securities Trust

MONEY MARKET*
------------------------
TAXABLE

Liquid Asset Fund
U.S. Government Money Market
------------------------
TAX-FREE

California Tax-Free Daily Income Trust
New York Municipal Money Market Trust
Tax-Free Daily Income Trust

There may be funds created or terminated after this Prospectus was published.
Please consult the inside back cover of a new fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund is a Multi-Class Fund. A
Multi-Class Fund is a mutual fund offering multiple classes of shares.
*     Single-Class Fund(s)
+     No-Load (Mutual) Fund

Additional information about the Fund's investments is available in the Fund's
Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you
will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the
Fund, or to make shareholder inquiries, please call toll-free (800) 869-NEWS.
Free copies of these documents are also available from our Internet site at:
WWW.MORGANSTANLEY.COM/FUNDS.

You also may obtain information about the Fund by calling your Morgan Stanley
Financial Advisor or by visiting our Internet site.

Information about the Fund (including the Statement of Additional Information)
can be viewed and copied at the Securities and Exchange Commission's (the "SEC")
Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the
SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following
E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

TICKER SYMBOLS:
------------------

CLASS A:     CPOAX CLASS B:    CPOBX
---------- ------- ---------- ------
CLASS C:     CPOCX CLASS D:    CPODX
---------- ------- ---------- ------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7377)

Investments and services offered through Morgan Stanley DW Inc., member SIPC.
Morgan Stanley Distributors Inc., member NASD.

CLF# 38568 PRO-00

 (Copyright)  2006 Morgan Stanley

[Morgan Stanley Logo]

[GRAPHIC OMITTED]

MORGAN STANLEY FUNDS

             Morgan Stanley
Capital Opportunities Trust
                38568 04/06

[GRAPHIC OMITTED]

MORGAN STANLEY

    Prospectus
March 30, 2006

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Capital Opportunities Trust performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.
Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report
For the year ended November 30, 2005

Total Return for the 12 Months Ended November 30, 2005

Class A	Class B	Class C	Class D	Russell 3000® Growth Index[1]	Lipper Multi- Cap Growth Funds Index[2]
26.42%	25.53%	25.57%	26.70%	9.59%	12.82%

The performance of the Fund's four share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

The annual reporting period opened on an optimistic note. Despite high oil prices and ongoing increases to the federal funds target rate, stocks rallied through December. The market was buoyed by a variety of factors, including the undisputed presidential election, indications of steady economic growth, increased merger-and-acquisition activity, initial public offerings and good corporate earnings.

In contrast to the strong close of 2004, the first months of 2005 were far less ebullient. Stocks retreated amid profit taking and deteriorating sentiment. Investors grew increasingly apprehensive about soaring oil prices, inflationary pressures, the Federal Open Market Committee's (the ‘‘Fed’’) interest rate tightenings, and the pace of economic growth. Additionally, the misfortunes of the auto industry caused some to call into question the strength of the U.S. economy. Although oil prices continued to increase, the climate brightened by late spring. Encouraging economic data, increased consumer confidence, waning inflationary fears and many solid corporate earnings announcements boosted the stock market.

Against the backdrop of mixed economic data and additional increases to the federal funds rate, the markets became increasingly choppy from August through mid-October. The Gulf Coast hurricanes sent oil prices spiking and created anxiety about the economy, particularly given the Fed's resolve to continue raising rates.

In October, the stock market regained its equilibrium. Declining oil prices, better-than-expected economic data, the nomination of Ben Bernanke to head the Federal Reserve, and strengthening consumer trends provided a boost to investor sentiment in the final portion of October. Stocks continued to advance through November, buoyed by indications that the Fed might soon slow the pace of rate increases, a boost in consumer confidence, continued declines in oil prices, strong retail trends (excluding the auto industry), and acceptable housing data.

Performance Analysis

Morgan Stanley Capital Opportunities Trust outperformed the Russell 3000® Growth Index and the Lipper Multi-Cap Growth Funds Index for the 12 months ended November 30, 2005, assuming no deduction of applicable sales charges. The Fund's performance was driven by very strong stock selection across a range of industries.

Consumer discretionary, energy and financial services stocks were among the most notable contributors to the Fund's return. Within consumer discretionary, stock selection in the consumer electronics, commercial services and retail industries provided a solid boost to returns. Among its energy holdings, the Fund benefited most significantly from selective stock picking in the crude oil producers industry; a sector overweight further enhanced gains. Favorable stock selection and an overweight in the medical and dental instruments and supplies industry also served the Fund well during the reporting period.

While the Fund outperformed its benchmarks, some of the Fund's sector allocations slowed its pace relative to the Russell Index. For example, although stock selection was a positive contributor, overall portfolio performance was hindered by a large sector overweight in the consumer discretionary sector. An underweighted position in the consumer staples sector also tempered relative gains. Here, an avoidance of stocks in the beverages, drugs and grocery store chain industry and the soaps and household chemicals industry proved disadvantageous during the period. Additionally, an underweighted position and stock selection in biotechnology research and production stocks, as well as in drugs and pharmaceuticals stocks, dampened overall performance.

As of the end of the period, consumer discretionary stocks represented the largest sector weight and overweight relative to the Russell Index, followed by healthcare and technology stocks. The portfolio's healthcare and technology positions were underweighted relative to the Index, however.

Investment Strategy

The Fund will normally invest at least 65 percent of its assets in a portfolio of common stocks of companies with market capitalizations, at the time of purchase, within the capitalization range of the companies comprising the Russell 3000® Growth Index, which as of June 30, 2005 was approximately $68 million to $367.5 billion. The Fund's ‘‘Investment Adviser,’’ Morgan Stanley Investment Advisors Inc., follows a flexible investment program in seeking to achieve the Fund's investment objective. The Investment Adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. In this regard, the Investment Adviser studies company developments, including business strategy and financial results. Valuation is viewed in the context of prospects for sustainable earnings and cash flow growth. The Investment Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

For More Information About
Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public Web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with

There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS
Ultra Petroleum Corp. (Canada)	7.8%
Google, Inc. (Class A)	5.8
eBay, Inc.	5.5
Corporate Executive Board Co. (The)	4.9
America Movil S.A. de C.V. (Series L) (ADR) (Mexico)	4.7
Getty Images, Inc.	4.1
Costco Wholesale Corp.	3.5
Yahoo!, Inc.	3.5
Monsanto Co.	3.3
Carnival Corp. (Panama)	3.3

TOP FIVE INDUSTRIES
Oil & Gas Production	9.3%
Internet Software/Services	9.3
Other Consumer Services	7.4
Casinos/Gaming	6.7
Miscellaneous Commercial Services	6.4

Data as of November 30, 2005. Subject to change daily. All percentages for top 10 holdings and top five industries are as a percentage of net assets. These data are provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 350-6414, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary

Performance of $10,000 Investment — Class B

Average Annual Total Returns — Period Ended November 30, 2005

	Class A Shares* (since 07/28/97)		Class B Shares** (since 02/27/96)		Class C Shares† (since 07/28/97)		Class D Shares†† (since 07/28/97)
Symbol	CPOAX		CPOBX		CPOCX		CPODX
1 Year	26.42%	[3]	25.53%	[3]	25.57%	[3]	26.70%	[3]
	19.79	[4]	20.53	[4]	24.57	[4]	—
5 Years	(7.03)	[3]	(7.75)	[3]	(7.72)	[3]	(6.83)	[3]
	(8.02)	[4]	(8.13)	[4]	(7.72)	[4]	—
Since Inception	7.02	[3]	6.22	[3]	6.22	[3]	7.23	[3]
	6.33	[4]	6.22	[4]	6.22	[4]	—

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class D shares will vary due to differences in sales charges and expenses.

*	The maximum front-end sales charge for Class A is 5.25%.
**	The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.
†	The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.
††	Class D has no sales charge.
(1)	The Russell 3000® Growth Index measures the performance of those companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth values. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.
(2)	The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.
(3)	Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(4)	Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
‡	Ending value assuming a complete redemption on November 30, 2005.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 06/01/05 – 11/30/05.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	06/01/05	11/30/05	06/01/05 – 11/30/05
Class A
Actual (23.01% return)	$1,000.00	$1,230.10	$8.50
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.45	$7.69
Class B
Actual (22.65% return)	$1,000.00	$1,226.50	$12.67
Hypothetical (5% annual return before expenses)	$1,000.00	$1,013.69	$11.46
Class C
Actual (22.59% return)	$1,000.00	$1,225.90	$12.67
Hypothetical (5% annual return before expenses)	$1,000.00	$1,013.69	$11.46
Class D
Actual (23.17% return)	$1,000.00	$1,231.70	$7.11
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.70	$6.43

*	Expenses are equal to the Fund's annualized expense ratio of 1.52%, 2.27%, 2.27% and 1.27% for Class A, Class B, Class C and Class D shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Morgan Stanley Capital Opportunities Trust

Portfolio of Investments November 30, 2005

NUMBER OF SHARES		VALUE
	Common Stocks (98.6)%
	Advertising/Marketing Services (4.1%)
167,900	Getty Images, Inc.*	$15,327,591
	Air Freight/Couriers (4.5%)
212,100	C.H. Robinson Worldwide, Inc.	8,579,445
113,790	Expeditors International of Washington, Inc.	8,080,228
		16,659,673
	Casino/Gaming (6.7%)
363,900	International Game Technology	10,680,465
136,700	Station Casinos, Inc.	9,478,778
85,490	Wynn Resorts, Ltd.*	4,772,907
		24,932,150
	Chemicals: Agricultural (3.3%)
166,540	Monsanto Co.	12,202,386
	Discount Stores (6.0%)
261,700	Costco Wholesale Corp.	13,079,766
80,400	Sears Holdings Corp.*	9,247,608
		22,327,374
	Electronic Production Equipment (1.5%)
200,200	Tessera Technologies, Inc.*	5,505,500
	Financial Conglomerates (0.2%)
19,300	Brookfield Asset Management Inc. (Class A) (Canada)	922,154
	Gas Distributors (1.0%)
48,400	Questar Corp.	3,608,704
	Home Building (2.8%)
170,500	Desarrolladora Homex S.A. de C.V. (ADR) (Mexico)*	5,157,625
7,894	NVR, Inc.*	5,425,152
		10,582,777
	Hotels/Resorts/ Cruiselines (3.3%)
223,900	Carnival Corp. (Panama)	12,200,311
	Internet Retail (2.0%)
155,400	Amazon.com, Inc.*	7,530,684
	Internet Software/ Services (9.3)%
53,200	Google, Inc. (Class A)*	$21,545,468
319,800	Yahoo!, Inc.*	12,865,554
		34,411,022
	Investment Banks/ Brokers (4.6%)
20,190	Chicago Mercantile Exchange Holdings, Inc.	7,150,288
178,694	Greenhill & Co., Inc.	9,808,514
		16,958,802
	Medical Specialties (2.4%)
219,100	Dade Behring Holdings, Inc.	8,958,999
	Miscellaneous Commercial Services (6.4%)
208,850	Corporate Executive Board Co. (The)	18,067,613
143,194	Iron Mountain Inc.*	5,906,752
		23,974,365
	Motor Vehicles (1.4%)
98,100	Harley-Davidson, Inc.	5,283,666
	Oil & Gas Production (9.3%)
162,238	Southwestern Energy Co.*	5,527,449
538,280	Ultra Petroleum Corp. (Canada)*	28,948,698
		34,476,147
	Other Consumer Services (7.4%)
457,600	eBay, Inc.*	20,505,056
71,100	Strayer Education, Inc.	7,095,780
		27,600,836
	Packaged Software (2.8%)
206,100	Red Hat, Inc.*	4,857,777
174,700	Salesforce.com Inc.*	5,564,195
		10,421,972
	Personnel Services (2.0%)
192,600	Monster Worldwide, Inc.*	7,492,140

See Notes to Financial Statements

Morgan Stanley Capital Opportunities Trust

Portfolio of Investments November 30, 2005 continued

NUMBER OF SHARES		VALUE
	Property – Casualty Insurers (2.3%)
2,864	Berkshire Hathaway, Inc. (Class B)*	$8,463,120
	Recreational Products (2.6%)
170,700	Electronic Arts, Inc.*	9,620,652
	Restaurants (1.5%)
105,535	P.F. Chang's China Bistro, Inc.*	5,429,776
	Semiconductors (1.5%)
99,000	Marvell Technology Group, Ltd. (Bermuda)*	5,498,460
	Services to the Health Industry (2.3%)
140,761	Stericycle, Inc.*	8,631,465
	Specialty Telecommunications (2.7%)
361,016	Crown Castle International Corp.*	9,891,838
	Wireless Telecommunications (4.7%)
607,200	America Movil S.A. de C.V. (Series L) (ADR) (Mexico)	17,438,784
	Total Common Stocks (Cost $280,068,022)	366,351,348

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
	Short-Term Investment (0.8%)
	Repurchase Agreement
$2,902	Joint repurchase agreement account 4.005% due 12/01/05 (dated 11/30/05; proceeds $2,902,323) (a) (Cost $2,902,000)	$2,902,000

Total Investments (Cost $282,970,022) (b)	99.4%	369,253,348
Other Assets in Excess of Liabilities	0.6	2,174,902
Net Assets	100.0%	$371,428,250

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Collateralized by federal agency and U.S. Treasury obligations.
(b)	The aggregate cost for federal income tax purposes is $282,991,729. The aggregate gross unrealized appreciation is $91,287,387 and the aggregate gross unrealized depreciation is $5,025,768, resulting in net unrealized appreciation of $86,261,619.

See Notes to Financial Statements

Morgan Stanley Capital Opportunities Trust

Summary of Investments November 30, 2005

INDUSTRY	VALUE	NET ASSETS
Oil & Gas Production	$34,476,147	9.3%
Internet Software/Services	34,411,022	9.3
Other Consumer Services	27,600,836	7.4
Casino/Gaming	24,932,150	6.7
Miscellaneous Commercial Services	23,974,365	6.4
Discount Stores	22,327,374	6.0
Wireless Telecommunications	17,438,784	4.7
Investment Banks/Brokers	16,958,802	4.6
Air Freight/Couriers	16,659,673	4.5
Advertising/Marketing Services	15,327,591	4.1
Chemicals: Agricultural	12,202,386	3.3
Hotels/Resorts/Cruiselines	12,200,311	3.3
Home Building	10,582,777	2.8
Packaged Software	10,421,972	2.8
Specialty Telecommunications	$9,891,838	2.7%
Recreational Products	9,620,652	2.6
Medical Specialties	8,958,999	2.4
Services to the Health Industry	8,631,465	2.3
Property – Casualty Insurers	8,463,120	2.3
Internet Retail	7,530,684	2.0
Personnel Services	7,492,140	2.0
Electronic Production Equipment	5,505,500	1.5
Semiconductors	5,498,460	1.5
Restaurants	5,429,776	1.5
Motor Vehicles	5,283,666	1.4
Gas Distributors	3,608,704	1.0
Repurchase Agreement	2,902,000	0.8
Financial Conglomerates	922,154	0.2
	$369,253,348	99.4%

See Notes to Financial Statements

Morgan Stanley Capital Opportunities Trust

Financial Statements

Statement of Assets and Liabilities

November 30, 2005

Assets:
Investments in securities, at value (cost $282,970,022)	$369,253,348
Receivable for:
Investments sold	15,506,027
Shares of beneficial interest sold	417,770
Dividends	186,334
Foreign withholding taxes reclaimed	7,900
Prepaid expenses and other assets	50,302
Receivable from affiliate	93,521
Total Assets	385,515,202
Liabilities:
Payable for:
Investments purchased	12,154,343
Shares of beneficial interest redeemed	1,010,768
Investment advisory fee	202,951
Distribution fee	154,772
Transfer agent fee	24,990
Administration fee	24,233
Accrued expenses and other payables	91,191
Payable to affiliate	423,704
Total Liabilities	14,086,952
Net Assets	$371,428,250
Composition of Net Assets:
Paid-in-capital	$1,011,987,795
Net unrealized appreciation	86,283,326
Accumulated net investment loss	(453)
Accumulated net realized loss	(726,842,418)
Net Assets	$371,428,250
Class A Shares:
Net Assets	$121,998,090
Shares Outstanding (unlimited authorized, $.01 par value)	6,536,888
Net Asset Value Per Share	$18.66
Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$19.69
Class B Shares:
Net Assets	$143,994,879
Shares Outstanding (unlimited authorized, $.01 par value)	8,196,451
Net Asset Value Per Share	$17.57
Class C Shares:
Net Assets	$14,909,149
Shares Outstanding (unlimited authorized, $.01 par value)	851,457
Net Asset Value Per Share	$17.51
Class D Shares:
Net Assets	$90,526,132
Shares Outstanding (unlimited authorized, $.01 par value)	4,772,404
Net Asset Value Per Share	$18.97

See Notes to Financial Statements

Morgan Stanley Capital Opportunities Trust

Financial Statements continued

Statement of Operations

For the year ended November 30, 2005

Net Investment Loss:
Income
Dividends (net of $19,039 foreign withholding tax)	$1,465,720
Interest	126,526
Total Income	1,592,246
Expenses
Investment advisory fee	2,381,717
Distribution fee (Class A shares)	174,374
Distribution fee (Class B shares)	1,848,610
Distribution fee (Class C shares)	137,290
Transfer agent fees and expenses	1,340,833
Administration fee	284,384
Shareholder reports and notices	132,594
Professional fees	115,009
Registration fees	61,888
Custodian fees	29,698
Trustees' fees and expenses	4,347
Other	22,153
Total Expenses	6,532,897
Net Investment Loss	(4,940,651)
Net Realized and Unrealized Gain:
Net realized gain	61,147,915
Net change in unrealized appreciation	24,229,417
Net Gain	85,377,332
Net Increase	$80,436,681

See Notes to Financial Statements

Morgan Stanley Capital Opportunities Trust

Financial Statements continued

Statement of Changes in Net Assets

	FOR THE YEAR ENDED NOVEMBER 30, 2005	FOR THE YEAR ENDED NOVEMBER 30, 2004
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(4,940,651)	$(5,736,646)
Net realized gain	61,147,915	65,829,419
Net change in unrealized appreciation	24,229,417	7,968,794
Net Increase	80,436,681	68,061,567
Net decrease from transactions in shares of beneficial interest	(97,933,686)	(101,101,025)
Net Decrease	(17,497,005)	(33,039,458)
Net Assets:
Beginning of period	388,925,255	421,964,713
End of Period (Including accumulated net investment losses of $453 and $197, respectively)	$371,428,250	$388,925,255

See Notes to Financial Statements

Morgan Stanley Capital Opportunities Trust

Notes to Financial Statements November 30, 2005

1.   Organization and Accounting Policies

Morgan Stanley Capital Opportunities Trust (the ‘‘Fund’’) is registered under the Investment Company Act of 1940, as amended (the ‘‘Act’’), as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund was organized as a Massachusetts business trust on October 17, 1995 and commenced operations on February 27, 1996. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

Effective August 29, 2005, the Board of Trustees of the Fund approved the implementation of a 2% redemption fee on Class A shares, Class B shares, Class C shares, and Class D shares, which is paid directly to the Fund, for shares redeemed within seven days of purchase. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading.

The following is a summary of significant accounting policies:

A.   Valuation of Investments — (1) an equity portfolio security listed or traded on the New York Stock Exchange (‘‘NYSE’’) or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the ‘‘Investment Adviser’’), determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are

Morgan Stanley Capital Opportunities Trust

Notes to Financial Statements November 30, 2005 continued

expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund’s Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (6) certain portfolio securities may be valued by an outside pricing service approved by the Fund’s Trustees; and (7) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B.   Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C.   Repurchase Agreements — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Adviser, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund’s custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D.   Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E.   Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F.   Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

G.   Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2.   Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement, the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the annual rate of 0.67% to the portion of the daily net assets

Morgan Stanley Capital Opportunities Trust

Notes to Financial Statements November 30, 2005 continued

not exceeding $500 million; 0.645% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% to the portion of the daily net assets exceeding $2 billion, but not exceeding $3 billion; and 0.595% to the portion of the daily net assets in excess of $3 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the ‘‘Administrator’’), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the fund’s daily net assets.

3.   Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the ‘‘Distributor’’), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the ‘‘Plan’’) pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A – up to 0.25% of the average daily net assets of Class A; (ii) Class B – up to 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C – up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $57,468,223 at November 30, 2005.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended November 30, 2005, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 0.96%, respectively.

The Distributor has informed the Fund that for the year ended November 30, 2005, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $370,663 and $1,364, respectively and received $27,336 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

Morgan Stanley Capital Opportunities Trust

Notes to Financial Statements November 30, 2005 continued

4.   Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended November 30, 2005 aggregated $312,500,337 and $411,159,994, respectively. Included in the aforementioned transactions are purchases and sales of $48,678 and $287,835, respectively, with other Morgan Stanley funds, including a realized gain of $107,822.

For the year ended November 30, 2005, the Fund incurred brokerage commission of $9,702 with Morgan Stanley & Co., Inc., an affiliate of the Investment Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund’s transfer agent.

The Fund has an unfunded Deferred Compensation Plan (the ‘‘Compensation Plan’’) which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

The payable to affiliated fund on the Statement of Assets and Liabilities represents a security litigation settlement incorrectly deposited into the Fund. This resulted in the incorrect computation of net asset value. The receivable from affiliate on the Statement of Assets and Liabilities is a reimbursement from the Investment Adviser to the Fund for this error.

Morgan Stanley Capital Opportunities Trust

Notes to Financial Statements November 30, 2005 continued

5.   Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR ENDED NOVEMBER 30, 2005		FOR THE YEAR ENDED NOVEMBER 30, 2004
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	310,627	$5,098,622	218,320	$2,905,617
Conversion from Class B	6,904,964	98,825,734	—	—
Redeemed	(1,443,748)	(23,331,473)	(329,827)	(4,334,639)
Net increase (decrease) – Class A	5,771,843	80,592,883	(111,507)	(1,429,022)
CLASS B SHARES
Sold	734,762	11,222,935	1,290,040	16,302,495
Conversion to Class A	(7,289,866)	(98,825,734)	—	—
Redeemed	(4,569,363)	(66,248,857)	(7,057,510)	(88,972,119)
Net decrease – Class B	(11,124,467)	(153,851,656)	(5,767,470)	(72,669,624)
CLASS C SHARES
Sold	72,182	1,066,650	135,960	1,706,112
Redeemed	(355,163)	(5,193,618)	(366,484)	(4,602,110)
Net decrease – Class C	(282,981)	(4,126,968)	(230,524)	(2,895,998)
CLASS D SHARES
Sold	560,410	8,909,417	885,837	11,881,649
Redeemed	(1,853,277)	(29,457,362)	(2,685,984)	(35,988,030)
Net decrease – Class D	(1,292,867)	(20,547,945)	(1,800,147)	(24,106,381)
Net decrease in Fund	(6,928,472)	$(97,933,686)	(7,909,648)	$(101,101,025)

6.   Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These ‘‘book/tax’’ differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

Morgan Stanley Capital Opportunities Trust

Notes to Financial Statements November 30, 2005 continued

As of November 30, 2005, the tax-basis components of accumulated losses were as follows:

Net accumulated earnings	—
Capital loss carryforward*	$(726,820,701)
Temporary differences	(463)
Net unrealized appreciation	86,261,619
Total accumulated losses	$(640,559,545)

*During the year ended November 30, 2005, the Fund utilized $61,164,351 of its net capital loss carryforward. As of November 30, 2005, the Fund had a net capital loss carryforward of $726,820,701 of which $342,788,020 will expire on November 30, 2009 and $384,032,681 will expire on November 30, 2010 to offset future capital gains to the extent provided by regulations.

As of November 30, 2005, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and permanent book/tax differences attributable to tax adjustments on real estate investment trusts sold by the Fund and a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $5,118,397, accumulated net realized loss was credited $178,002 and accumulated net investment loss was credited $4,940,395.

7.   Legal Matters

The Investment Adviser, certain affiliates of the Investment Adviser, certain officers of such affiliates and certain investment companies advised by the Investment Adviser or its affiliates, including the Fund, are named as defendants in a consolidated class action. This consolidated action also names as defendants certain individual Trustees and Directors of the Morgan Stanley funds. The consolidated amended complaint, filed in the United States District Court Southern District of New York on April 16, 2004, generally alleges that defendants, including the Fund, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Investment Adviser and certain affiliates of the Investment Adviser allegedly offered economic incentives to brokers and others to recommend the funds advised by the Investment Adviser or its affiliates to investors rather than funds managed by other companies, and (ii) that the funds advised by the Investment Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their efforts to recommend these funds to investors. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants have moved to dismiss the action and intend to otherwise vigorously defend it. On March 9, 2005, Plaintiffs sought leave to supplement their complaint to assert claims on behalf of other investors. While the Fund and Adviser believe that each has meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage of the litigation, and no provision has been made in the Fund’s financial statements for the effect, if any, of this matter.

Morgan Stanley Capital Opportunities Trust

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED NOVEMBER 30,
	2005	2004	2003	2002	2001
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$14.76	$12.35	$9.53	$15.97	$26.86
Income (loss) from investment operations:
Net investment loss‡	(0.17)	(0.12)	(0.12)	(0.16)	(0.20)
Net realized and unrealized gain (loss)	4.07	2.53	2.94	(6.28)	(10.69)
Total income (loss) from investment operations	3.90	2.41	2.82	(6.44)	(10.89)
Net asset value, end of period	$18.66	$14.76	$12.35	$9.53	$15.97
Total Return†	26.42%	19.51%	29.59%	(40.33)%	(40.54)%
Ratios to Average Net Assets(1):
Expenses	1.48%	1.47%	1.52%	1.43%	1.13%
Net investment loss	(1.03)%	(0.93)%	(1.22)%	(1.26)%	(1.02)%
Supplemental Data:
Net assets, end of period, in thousands	$121,998	$11,290	$10,826	$9,339	$21,509
Portfolio turnover rate	88%	120%	179%	94%	25%

‡	The per share amounts were computed using an average number of shares outstanding during the period.
†	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)	Reflects overall Fund ratios for investment income and non-class specific expenses.

See Notes to Financial Statements

Morgan Stanley Capital Opportunities Trust

Financial Highlights continued

	FOR THE YEAR ENDED NOVEMBER 30,
	2005	2004	2003	2002	2001
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$14.02	$11.83	$9.19	$15.53	$26.35
Income (loss) from investment operations:
Net investment loss‡	(0.26)	(0.21)	(0.19)	(0.25)	(0.37)
Net realized and unrealized gain (loss)	3.81	2.40	2.83	(6.09)	(10.45)
Total income (loss) from investment operations	3.55	2.19	2.64	(6.34)	(10.82)
Net asset value, end of period	$17.57	$14.02	$11.83	$9.19	$15.53
Total Return†	25.53%	18.51%	28.73%	(40.82)%	(41.06)%
Ratios to Average Net Assets(1):
Expenses	2.23%	2.24%	2.29%	2.20%	2.02%
Net investment loss	(1.78)%	(1.70)%	(1.99)%	(2.03)%	(1.91)%
Supplemental Data:
Net assets, end of period, in thousands	$143,995	$270,955	$296,711	$292,533	$705,388
Portfolio turnover rate	88%	120%	179%	94%	25%

‡	The per share amounts were computed using an average number of shares outstanding during the period.
†	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)	Reflects overall Fund ratios for investment income and non-class specific expenses.

See Notes to Financial Statements

Morgan Stanley Capital Opportunities Trust

Financial Highlights continued

	FOR THE YEAR ENDED NOVEMBER 30,
	2005	2004	2003	2002	2001
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$13.96	$11.77	$9.15	$15.43	$26.19
Income (loss) from investment operations:
Net investment loss‡	(0.26)	(0.21)	(0.19)	(0.22)	(0.37)
Net realized and unrealized gain (loss)	3.81	2.40	2.81	(6.06)	(10.39)
Total income (loss) from investment operations	3.55	2.19	2.62	(6.28)	(10.76)
Net asset value, end of period	$17.51	$13.96	$11.77	$9.15	$15.43
Total Return†	25.57%	18.61%	28.63%	(40.70)%	(41.08)%
Ratios to Average Net Assets(1):
Expenses	2.19%	2.23%	2.29%	1.98%	2.02%
Net investment loss	(1.74)%	(1.69)%	(1.99)%	(1.81)%	(1.91)%
Supplemental Data:
Net assets, end of period, in thousands	$14,909	$15,837	$16,069	$14,701	$32,016
Portfolio turnover rate	88%	120%	179%	94%	25%

‡	The per share amounts were computed using an average number of shares outstanding during the period.
†	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)	Reflects overall Fund ratios for investment income and non-class specific expenses.

See Notes to Financial Statements

Morgan Stanley Capital Opportunities Trust

Financial Highlights continued

	FOR THE YEAR ENDED NOVEMBER 30,
	2005	2004	2003	2002	2001
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period	$14.98	$12.51	$9.62	$16.10	$27.04
Income (loss) from investment operations:
Net investment loss‡	(0.12)	(0.09)	(0.10)	(0.12)	(0.18)
Net realized and unrealized gain (loss)	4.11	2.56	2.99	(6.36)	(10.76)
Total income (loss) from investment operations	3.99	2.47	2.89	(6.48)	(10.94)
Net asset value, end of period	$18.97	$14.98	$12.51	$9.62	$16.10
Total Return†	26.70%	19.74%	30.04%	(40.25)%	(40.46)%
Ratios to Average Net Assets(1):
Expenses	1.23%	1.24%	1.29%	1.20%	1.02%
Net investment loss	(0.78)%	(0.70)%	(0.99)%	(1.03)%	(0.91)%
Supplemental Data:
Net assets, end of period, in thousands	$90,526	$90,844	$98,359	$85,534	$94,203
Portfolio turnover rate	88%	120%	179%	94%	25%

‡	The per share amounts were computed using an average number of shares outstanding during the period.
†	Calculated based on the net asset value as of the last business day of the period.
(1)	Reflects overall Fund ratios for investment income and non-class specific expenses.

See Notes to Financial Statements

Morgan Stanley Capital Opportunities Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Capital Opportunities Trust:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Capital Opportunities Trust (the ‘‘Fund’’), including the portfolio of investments, as of November 30, 2005, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Capital Opportunities Trust as of November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
January 20, 2006

Morgan Stanley Capital Opportunities Trust

Trustee and Officer Information

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Michael Bozic (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private Investor; Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	197	Director of various business organizations.
Edwin J. Garn (73) 1031 N. Chartwell Court Salt Lake City, UT 84103	Trustee	Since January 1993	Consultant; Director or Trustee of the Retail Funds (since January 1993) and the Institutional Funds (since July 2003); member of the Utah Regional Advisory Board of Pacific Corp. (utility company); formerly Managing Director of Summit Ventures LLC (2000-2004) (lobbying and consulting firm); United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986), Mayor of Salt Lake City, Utah (1971-1974), Astronaut, Space Shuttle Discovery (April 12-19, 1985), and Vice Chairman, Huntsman Corporation (chemical company).	197	Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), Escrow Bank USA (industrial loan corporation); United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.

Wayne E. Hedien (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since September 1997	Retired; Director or Trustee of the Retail Funds; (Since September 1997) and the Institutional Funds (since July 2003); formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994).	197	Director of The PMI Group Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; director of various other business and charitable organizations.

Morgan Stanley Capital Opportunities Trust

Trustee and Officer Information continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Dr. Manuel H. Johnson (56) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc., a consulting firm; Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; formerly Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	197	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holding company).
Joseph J. Kearns (63) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since July 2003	President, Kearns & Associates LLC (investment consulting); Deputy Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); previously Chairman of the Audit Committee of the Institutional Funds (October 2001-July 2003); formerly CFO of the J. Paul Getty Trust.	198	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation, and the UCLA Foundation.
Michael E. Nugent (69) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Trustee	Since July 1991	General Partner of Triumph Capital, L.P., a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	197
Fergus Reid (73) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since July 2003	Chairman of Lumelite Plastics Corporation; Chairman of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	198	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

Morgan Stanley Capital Opportunities Trust

Trustee and Officer Information continued

Interested Trustees:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Charles A. Fiumefreddo (72) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Chairman of the Board and Trustee	Since July 1991	Chairman and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); formerly Chief Executive Officer of the Retail Funds (until September 2002).	197	None.
James F. Higgins (57) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000); Director of the Distributor and Dean Witter Realty Inc.; previously President and Chief Operating Officer of the Private Client Group of Morgan Stanley (May 1999-August 2000), and President and Chief Operating Officer of Individual Securities of Morgan Stanley (February 1997-May 1999).	197	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the ‘‘Investment Adviser’’) (the ‘‘Retail Funds’’).
**	The dates referenced below indicating commencement of services as Director/Trustee for the Retail Funds and the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the ‘‘Institutional Funds’’) reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.
***	The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

Morgan Stanley Capital Opportunities Trust

Trustee and Officer Information continued

Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years**
Ronald E. Robison (66) 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	Since May 2003	President (since September 2005) and Principal Executive Officer of funds in the Fund Complex (since May 2003); Managing Director of Morgan Stanley & Co. Incorporated and Morgan Stanley; Managing Director and Director of Morgan Stanley Investment Management Inc., Morgan Stanley Distribution Inc. and Morgan Stanley Distributors Inc.; Managing Director, Chief Administrative Officer and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Chief Executive Officer and Director of Morgan Stanley Trust; Director of Morgan Stanley SICAV (since May 2004); President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; previously, Executive Vice President (July 2003-September 2005) of funds in the Fund Complex and the Van Kampen Funds. He was also previously President and Director of the Institutional Funds (March 2001-July 2003), Chief Global Operations Officer of Morgan Stanley Investment Management Inc. and Chief Executive Officer and Chairman of Van Kampen Investor Services.
Joseph J. McAlinden (62) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 1995	Managing Director and Chief Investment Officer of the Investment Adviser and Morgan Stanley Investment Management Inc.; Chief Investment Officer of the Van Kampen Funds; Vice President of the Institutional Funds (since July 2003) and the Retail Funds (since July 1995).
Barry Fink (50) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 1997	General Counsel (since May 2000) and Managing Director (since December 2000) of Morgan Stanley Investment Management; Managing Director (since December 2000), Secretary (since February 1997) and Director of the Investment Adviser and the Administrator; Vice President of the Retail Funds; Assistant Secretary of Morgan Stanley DW; Vice President of the Institutional Funds (since July 2003); Managing Director, Secretary and Director of the Distributor; previously Secretary (February 1997-July 2003) and General Counsel (February 1997-April 2004) of the Retail Funds; Vice President and Assistant General Counsel of the Investment Adviser and the Administrator (February 1997-December 2001).
Amy R. Doberman (43) 1221 Avenue of Americas New York, NY 10020	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management; Managing Director of Morgan Stanley Investment Management Inc. and the Investment Adviser, Vice President of the Institutional and Retail Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); previously, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000 – July 2004) and General Counsel, Aeltus Investment Management Inc. (January 1997 – July 2000).
Carsten Otto (42) 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Since October 2004	Executive Director and U.S. Director of Compliance for Morgan Stanley Investment Management Inc. (since October 2004); Executive Director of the Investment Adviser and Morgan Stanley Investment Management Inc.; formerly Assistant Secretary and Assistant General Counsel of the Morgan Stanley Retail Funds.

Morgan Stanley Capital Opportunities Trust

Trustee and Officer Information continued

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years**
Stefanie V. Chang (39) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2003	Executive Director of Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Management Inc. and the Investment Adviser; Vice President of the Institutional Funds (since December 1997) and the Retail Funds (since July 2003); formerly practiced law with the New York law firm of Rogers & Wells (now Clifford Chance US LLP).
Francis J. Smith (40) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and the Administrator (since December 2001); previously, Vice President of the Retail Funds (September 2002-July 2003); Vice President of the Investment Adviser and the Administrator (August 2000-November 2001).
Thomas F. Caloia (59) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Vice President	Since July 2003	Executive Director (since December 2002) and Assistant Treasurer of the Investment Adviser, the Distributor and the Administrator; previously Treasurer of the Retail Funds (April 1989-July 2003); formerly First Vice President of the Investment Adviser, the Distributor and the Administrator.

Mary E. Mullin (38) 1221 Avenue of the Americas New York, NY 10020	Secretary	Since July 2003	Executive Director of Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Management Inc. and the Investment Adviser; Secretary of the Institutional Funds (since June 1999) and the Retail Funds (since July 2003); formerly practiced law with the New York law firms of McDermott, Will & Emery and Skadden, Arps, Slate, Meagher & Flom LLP.

*	This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
**	The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

(This page has been left blank intentionally.)

Trustees

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

Officers

Charles A. Fiumefreddo
Chairman of the Board

Ronald E. Robison
President and Principal Executive Officer

Joseph J. McAlinden
Vice President

Barry Fink
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Thomas F. Caloia
Vice President

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Investment Adviser

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.

© 2005 Morgan Stanley

38568RPT-RA06-00006P-Y11/05	MORGAN STANLEY FUNDS
Morgan Stanley Capital Opportunities Trust Annual Report November 30, 2005

April 26, 2006

Supplement

SUPPLEMENT DATED APRIL 26, 2006 TO THE PROSPECTUS OF
MORGAN STANLEY AGGRESSIVE EQUITY FUND
Dated November 30, 2005

On April 25, 2006, the Board of Trustees of the Morgan Stanley Aggressive Equity Fund (the ‘‘Fund’’) approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Capital Opportunities Trust (‘‘Capital Opportunities’’), pursuant to which substantially all of the assets of the Fund would be combined with those of Capital Opportunities and shareholders of the Fund would become shareholders of Capital Opportunities, receiving shares of Capital Opportunities equal to the value of their holdings in the Fund (the ‘‘Reorganization’’). Each shareholder of the Fund will receive the Class of shares of Capital Opportunities that corresponds to the Class of shares of the Fund currently held by that shareholder. The Reorganization is subject to the approval of shareholders of the Fund at a special meeting of shareholders to be held during the third quarter of 2006. A proxy statement formally detailing the proposal, the reasons for the Reorganization and information concerning Capital Opportunities will be distributed to shareholders of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

36052SPT-03

[GRAPHIC]

MORGAN STANLEY FUNDS

MORGAN STANLEY
AGGRESSIVE EQUITY FUND

A MUTUAL FUND THAT SEEKS CAPITAL GROWTH

[MORGAN STANLEY LOGO]

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS
NOVEMBER 30, 2005

CONTENTS

THE FUND

     Investment Objective                                                                       1
     Principal Investment Strategies                                                            1
     Principal Risks                                                                            2
     Past Performance                                                                           4
     Fees and Expenses                                                                          6
     Additional Investment Strategy Information                                                 7
     Additional Risk Information                                                                8
     Portfolio Holdings                                                                         9
     Fund Management                                                                            9

SHAREHOLDER INFORMATION

     Pricing Fund Shares                                                                       11
     How To Buy Shares                                                                         12
     Limited Portability                                                                       13
     How To Exchange Shares                                                                    14
     How To Sell Shares                                                                        16
     Distributions                                                                             18
     Frequent Purchases and Redemptions of Fund Shares                                         19
     Tax Consequences                                                                          20
     Share Class Arrangements                                                                  21
     Additional Information                                                                    28

FINANCIAL HIGHLIGHTS                                                                           29

MORGAN STANLEY FUNDS                                                            Inside Back Cover

This PROSPECTUS contains important information about the Fund. Please read it carefully and keep it for future reference.

THE FUND

INVESTMENT OBJECTIVE

[GRAPHIC]

Morgan Stanley Aggressive Equity Fund seeks capital growth.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

The Fund normally invests at least 80% of its assets in common stocks and other equity securities of U.S. or foreign companies that offer the potential for superior earnings growth in the opinion of the Fund's "Investment Adviser,"
Morgan Stanley Investment Advisors Inc. The Fund's other equity securities may include preferred stock, depositary receipts or securities convertible into common stock.

The Investment Adviser follows a flexible investment program in seeking to achieve the Fund's investment objective. In accordance with the Fund's investment strategy, the capitalization range of securities in which the Fund may invest is consistent with the capitalization range of the Russell 3000
Growth Index, which as of October 31, 2005 is between $37 million and $359.6 billion. The Investment Adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. In this regard, the Investment Adviser studies company developments, including business strategy and financial results.
Valuation is viewed in the context of prospects of sustainable earnings and cash flow growth. The Investment Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisifies its investment criteria.

The Fund may invest up to 25% of its net assets in foreign securities (including depositary receipts), which may include emerging market securities classified as
American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), American
Depositary Shares (ADSs), Global Depositary Shares (GDSs) or local shares of emerging market countries. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

[SIDENOTE]

CAPITAL GROWTH

AN INVESTMENT OBJECTIVE HAVING THE GOAL OF SELECTING SECURITIES WITH THE
POTENTIAL TO RISE IN PRICE RATHER THAN PAY OUT INCOME.

                                        1

The Fund may also utilize options and futures and forward foreign currency exchange contracts, and may invest a portion of its assets in convertible securities. The Fund may invest up to 20% of its assets in fixed-income securities.

PRINCIPAL RISKS

[GRAPHIC]

There is no assurance that the Fund will achieve its investment objective. The
Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

A principal risk of investing in the Fund is associated with its stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. The
Fund's emphasis on industries may cause its performance to be more sensitive to developments affecting particular industries than a fund that places primary emphasis on individual companies.

SMALL AND MEDIUM-SIZED COMPANIES. The Fund may invest in small and medium-sized companies. Investing in securities of these companies involves greater risk than is customarily associated with investing in more established companies. These companies' stocks may be more volatile and less liquid than the stocks of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

FOREIGN SECURITIES. The Fund's investments in foreign securities may involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in
U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies.
Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of
U.S. issuers and, as such, their price changes may be more volatile.
Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

                                        2

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

The foreign securities in which the Fund may invest may be issued by companies located in emerging market countries. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

OTHER RISKS. The performance of the Fund also will depend on whether or not the
Investment Adviser is successful in applying the Fund's investment strategies.
The Fund is also subject to other risks from its permissible investments, including the risks associated with its investments in fixed-income securities, convertible securities, options and futures and forward foreign currency exchange contracts. For more information about these risks, see the "Additional
Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                        3

PAST PERFORMANCE

[GRAPHIC]

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

[CHART]

ANNUAL TOTAL RETURNS--CALENDAR YEARS

2000     -4.94%
2001    -30.67%
2002    -23.01%
2003     22.74%
2004     10.21%

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. The year-to-date total return as of September 30, 2005 was 11.10%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 12.57% (quarter ended December 31, 2003) and the lowest return for a calendar quarter was -22.25% (quarter ended March 31, 2001).

[SIDENOTE]

ANNUAL TOTAL RETURNS

THIS CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S CLASS B SHARES HAS VARIED
FROM YEAR TO YEAR OVER THE PAST FIVE CALENDAR YEARS.

                                        4

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)

                                                                                       LIFE OF FUND
                                                       PAST 1 YEAR    PAST 5 YEARS   (SINCE 02/24/99)

Class A--Return Before Taxes                               5.25%         -7.55%            0.83%
Class B--Return Before Taxes                               5.21%         -7.58%            0.85%
Class B--Return After Taxes on Distributions(1)            5.21%         -8.44%            0.05%
Class B--Returns After Taxes on Distributions and
Sale of Fund Shares                                        3.39%         -6.68%            0.33%
Class C--Return Before Taxes                               9.20%         -7.23%            1.02%
Class D--Return Before Taxes                              11.29%         -6.32%            2.01%
         Russell 3000(R) Growth Index+(2)                  6.93%         -8.87%           -3.28%
         Lipper Multi-Cap Growth Funds Index+(3)          11.26%         -7.00%           -0.12%

+    Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(1)  These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

(2)  The Russell 3000(R) Growth Index measures the performance of those companies in the Russell 3000(R) Index with higher price-to-book ratios and higher forecasted growth values.

(3)  The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper
     Multi-Cap Growth Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index.

Included in the table above are the after-tax returns for the Fund's Class B shares. The after-tax returns for the Fund's other Classes will vary from the
Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS WITH THOSE OF AN
INDEX THAT REPRESENTS A BROAD MEASURE OF MARKET PERFORMANCE, AS WELL AS AN INDEX
THAT REPRESENTS A GROUP OF SIMILAR MUTUAL FUNDS, OVER TIME. THE FUND'S RETURNS
INCLUDE THE MAXIMUM APPLICABLE SALES CHARGE FOR EACH CLASS AND ASSUME YOU SOLD
YOUR SHARES AT THE END OF EACH PERIOD (UNLESS OTHERWISE NOTED).

                                        5

FEES AND EXPENSES

[GRAPHIC]

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes
A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The
Fund does not charge account or exchange fees. However, certain shareholders may be charged an order processing fee by the broker-dealer through which shares are purchased, as described below. See the "Share Class Arrangements" section for further fee and expense information.

SHAREHOLDER FEES

                                                          CLASS A        CLASS B     CLASS C       CLASS D

Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)              5.25%(1)       None        None          None
Maximum deferred sales charge (load) (as a
percentage based on the lesser of the offering
price or net asset value at redemption)                    None(2)        5.00%(3)    1.00%(4)      None
Redemption fee(5)                                          2.00%          2.00%       2.00%         2.00%

ANNUAL FUND OPERATING EXPENSES

                                                          CLASS A        CLASS B     CLASS C       CLASS D

Advisory fee*                                              0.67%          0.67%       0.67%         0.67%
Distribution and service (12b-1) fees(6)                   0.25%          1.00%       0.99%         None
Other expenses*                                            0.50%          0.50%       0.50%         0.50%
Total annual Fund operating expenses*                      1.42%          2.17%       2.16%         1.17%

*    Expense information in the table has been restated to reflect current fees
     (see "Fund Management").

(1)  Reduced for purchases of $25,000 and over.

(2)  Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of
     1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances.

(3)  The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the
     CDSC.

(4)  Only applicable if you sell your shares within one year after purchase.

(5)  Payable to the Fund on shares redeemed within seven days of purchase. See
     "Shareholder Information -- How to Sell Shares" for more information on redemption fees.

(6)  The Fund has adopted a Rule 12b-1 Distribution Plan pursuant to which it reimburses the distributor for distribution-related expenses (including personal services to shareholders) incurred on behalf of Class A, Class B and Class C shares in an amount each month up to an annual rate of 0.25%,
     1.00% and 1.00% of the average daily net assets of Class A, Class B and
     Class C shares, respectively.

[SIDENOTE]

SHAREHOLDER FEES

THESE FEES ARE PAID DIRECTLY FROM YOUR INVESTMENT.

ANNUAL FUND OPERATING EXPENSES

THESE EXPENSES ARE DEDUCTED FROM THE FUND'S ASSETS.

                                        6

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a
5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions, depending upon whether or not you sell your shares at the end of each period.

                      IF YOU SOLD YOUR SHARES:                              IF YOU HELD YOUR SHARES:
             ----------------------------------------------      -----------------------------------------------
             1 YEAR     3 YEARS       5 YEARS      10 YEARS      1 YEAR        3 YEARS      5 YEARS     10 YEARS

Class A      $ 662       $ 951        $ 1,261       $ 2,138       $ 662         $ 951       $ 1,261      $ 2,138
Class B      $ 720       $ 979        $ 1,364       $ 2,503       $ 220         $ 679       $ 1,164      $ 2,503
Class C      $ 319       $ 676        $ 1,159       $ 2,493       $ 219         $ 676       $ 1,159      $ 2,493
Class D      $ 119       $ 372        $   644       $ 1,420       $ 119         $ 372       $   644      $ 1,420

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

ORDER PROCESSING FEE. Morgan Stanley DW Inc. ("Morgan Stanley DW") charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your Morgan Stanley
Financial Advisor for more information regarding this fee.

ADDITIONAL INVESTMENT STRATEGY INFORMATION

[GRAPHIC]

This section provides additional information relating to the Fund's investment strategies.

OTHER INVESTMENTS. The Fund may invest up to 20% of its assets in debt securities (including zero coupon bonds) issued by the U.S. government, U.S. or foreign companies or foreign governments. The Fund may invest a portion of its assets in convertible securities.

OPTIONS AND FUTURES. The Fund may purchase and sell stock index futures contracts and may purchase put options on stock indexes and stock index futures.
Stock index futures, and options on stock indexes and stock index futures may be used to facilitate trading, to increase or decrease the Fund's market exposure, to seek higher investment returns or to seek to protect against a decline in the value of the Fund's securities or an increase in prices of securities that may be purchased.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current

                                        7

price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Fund may use these instruments to modify its exposure to various currency markets.

DEFENSIVE INVESTING. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with the Fund's principal investment strategies when the Investment Adviser believes it is advisable to do so.

Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

PORTFOLIO TURNOVER. The Fund may engage in active and frequent trading of portfolio securities. The Financial Highlights Table at the end of this
PROSPECTUS shows the Fund's portfolio turnover rates during recent fiscal years.
A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders. See the sections on "Distributions" and "Tax Consequences."

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

ADDITIONAL RISK INFORMATION

[GRAPHIC]

This section provides additional information relating to the risks of investing in the Fund.

FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

CONVERTIBLE SECURITIES. The Fund also may invest a portion of its assets in convertible securities, which are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both common stock and fixed-income securities.

                                        8

OPTIONS AND FUTURES. If the Fund invests in stock index futures, or options on stock indexes or stock index futures, its participation in these markets would subject the Fund to certain risks. If the Investment Adviser's predictions of movements in the direction of the stock index are inaccurate, the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of stock index futures, and options on stock indexes and stock index futures, include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities, and the possible absence of a liquid secondary market for any particular instrument.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss or a smaller gain than if the strategy had not been employed. The contracts also may increase the Fund's volatility and, thus, could involve a significant risk.

PORTFOLIO HOLDINGS

[GRAPHIC]

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's
STATEMENT OF ADDITIONAL INFORMATION.

FUND MANAGEMENT

[GRAPHIC]

The Fund has retained the Investment Adviser--Morgan Stanley Investment Advisors
Inc.--to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan
Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Fund is managed within the Investment Adviser's U.S. Growth team. Current members of the team responsible for the day-to-day management of the Fund include Dennis P. Lynch and David S. Cohen, Managing Directors of the Investment
Adviser, Sam G. Chainani, an Executive Director of the Investment Adviser, and
Alexander Norton, a Vice President of the Investment Adviser. Mr. Lynch has
worked for the Investment Adviser since 1998 and began managing the Fund in June
2004. Prior to June 2004, Mr. Lynch worked in an investment management capacity for the Investment Adviser. Mr. Cohen has worked for the Investment Adviser since 1993 and began managing the Fund in June 2004. Prior to June 2004,
Mr. Cohen worked in an investment management capacity for the Investment
Adviser. Mr. Chainani has worked for the Investment Adviser since 1996 and began

[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.

THE INVESTMENT ADVISER IS WIDELY RECOGNIZED AS A LEADER IN THE MUTUAL FUND
INDUSTRY AND HAD APPROXIMATELY $100 BILLION IN ASSETS UNDER MANAGEMENT OR
ADMINISTRATION AS OF OCTOBER 31, 2005.

                                        9

managing the Fund in June 2004. Prior to June 2004, Mr. Chainani worked in an investment management capacity for the Investment Adviser. Mr. Norton has worked for the Investment Adviser since 1999 and began managing the Fund in July 2005.
Prior to July 2005, Mr. Norton worked in a research capacity for the Investment
Adviser. Mr. Lynch is the lead portfolio manager of the Fund. Messrs. Cohen,
Chainani and Norton are co-portfolio managers. Members of the team collaborate to manage the assets of the Fund.

The Fund's STATEMENT OF ADDITIONAL INFORMATION provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets pursuant to an investment management agreement (the "Management
Agreement") pursuant to which the Fund paid the Investment Adviser a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Adviser at the annual rate of 0.75% of the portion of the daily net assets not exceeding $2 billion;
and 0.725% of the portion of the daily net assets exceeding $2 billion.

Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.67% of the portion of the daily net assets not exceeding $500 million; 0.645% of the portion of the daily net assets exceeding
$500 million but not exceeding $2 billion; 0.62% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.595% of the portion of the daily net assets exceeding $3 billion. The administrative services previously provided to the Fund by the Investment Adviser are being provided by Morgan Stanley Services Company Inc. (the "Administrator") pursuant to a separate administration agreement entered into by the Fund with the
Administrator. Such change resulted in a 0.08% reduction in the investment advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement.

Although the entities providing administration services to the Fund have changed, the Morgan Stanley personnel performing such services remains the same.
Furthermore, the changes have not resulted in any increase in the amount of total combined fees paid by the Fund for investment advisory and administration services, or any decrease in the nature or quality of the investment advisory or administration services received by the Fund.

For the fiscal year ended July 31, 2005, the Fund paid compensation to the
Investment Adviser amounting to 0.69% of the Fund's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement is available in the Fund's annual report to shareholders for the fiscal year ended July 31, 2005.

                                       10

SHAREHOLDER INFORMATION

PRICING FUND SHARES

[GRAPHIC]

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each
Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m.
Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

To the extent the Fund invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended ("Investment
Company Act") the Fund's net asset value is calculated based upon the net asset value of such fund. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

                                       11

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost.
However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

HOW TO BUY SHARES

[GRAPHIC]

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, Morgan Stanley Trust ("Transfer Agent"), in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A,
B, C and D. Class D shares are only offered to a limited group of investors.
Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you.
When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

The Fund currently expects to stop selling shares to new investors when its net assets reach approximately $2 billion; if the Fund does so, shareholders already invested in the Fund will be able to buy additional shares.

When you buy Fund shares, the shares are purchased at the next share price calculated (plus any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares for any reason.

ORDER PROCESSING FEE. Morgan Stanley DW charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client

[SIDENOTE]

CONTACTING A FINANCIAL ADVISOR

IF YOU ARE NEW TO THE MORGAN STANLEY FUNDS AND WOULD LIKE TO CONTACT A MORGAN
STANLEY FINANCIAL ADVISOR, CALL TOLL-FREE 1-866-MORGAN8 FOR THE TELEPHONE NUMBER
OF THE MORGAN STANLEY OFFICE NEAREST YOU. YOU MAY ALSO ACCESS OUR OFFICE LOCATOR
ON OUR INTERNET SITE AT: www.morganstanley.com/funds

                                       12

buys or redeems shares of the Fund. Please consult your Morgan Stanley Financial
Advisor for more information regarding this fee.

MINIMUM INVESTMENT AMOUNTS

                                                                               MINIMUM INVESTMENT
                                                                            -------------------------
INVESTMENT OPTIONS                                                          INITIAL        ADDITIONAL

Regular Account                                                             $ 1,000         $   100
Individual Retirement Account                                               $ 1,000         $   100
Coverdell Education Savings Account                                         $   500         $   100
EasyInvest(R)
(Automatically from your checking or savings account or Money Market Fund)  $   100*        $   100*

*  Provided your schedule of investments totals $1,000 in 12 months.

There is no minimum investment amount if you purchase Fund shares through: (1)
the Investment Adviser's mutual fund asset allocation program; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code or (ii) certain other investment programs that do not charge an asset-based fee; (4) employer-sponsored employee benefit plan accounts; or (5) the reinvestment of dividends in additional Fund shares.

INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D SHARES.
To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this
PROSPECTUS.

SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley
Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:
-  Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount
   (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).
-  Make out a check for the total amount payable to: Morgan Stanley Aggressive
   Equity Fund.
-  Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey
   City, NJ 07303.

LIMITED PORTABILITY

[GRAPHIC]

Most Fund shareholders hold their shares with Morgan Stanley DW. Please note that your ability to transfer your Fund shares to a brokerage account at another securities dealer may be limited. Fund shares may only be transferred to accounts held at a limited number of securities

[SIDENOTE]

EASYINVEST(R)

A PURCHASE PLAN THAT ALLOWS YOU TO TRANSFER MONEY AUTOMATICALLY FROM YOUR
CHECKING OR SAVINGS ACCOUNT OR FROM A MONEY MARKET FUND ON A SEMI-MONTHLY,
MONTHLY OR QUARTERLY BASIS. CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR FOR
FURTHER INFORMATION ABOUT THIS SERVICE.

                                       13

dealers or financial intermediaries that have entered into agreements with the
Fund's distributor. After a transfer, you may purchase additional shares of the
Morgan Stanley Funds you owned before the transfer, but you may not be able to purchase shares of any other Morgan Stanley Funds or exchange shares of the
Fund(s) you own for shares of other Morgan Stanley Funds (as described below under "How to Exchange Shares"). If you wish to transfer Fund shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Fund's distributor, you may request that the securities dealer or financial intermediary maintain the shares in an account at the
Transfer Agent registered in the name of such securities dealer or financial intermediary for your benefit. You may also hold your Fund shares in your own name directly with the Transfer Agent. Other options may also be available;
please check with the respective securities dealer or financial intermediary. If you choose not to hold your shares with the Transfer Agent, either directly or through a securities dealer or other financial intermediary, you must redeem your shares and pay any applicable CDSC.

HOW TO EXCHANGE SHARES

[GRAPHIC]

PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or the Limited Duration U.S. Treasury
Trust, without the imposition of an exchange fee. Front-end sales charges are not imposed on exchanges of Class A shares. See the inside back cover of this
PROSPECTUS for each Morgan Stanley Fund's designation as a Multi-Class Fund,
No-Load Fund or Money Market Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase. An exchange of Fund shares held for less than seven days from the date of purchase will be subject to the 2% redemption fee described under the section "How to Sell Shares."

EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan
Stanley Financial Advisor or other authorized financial representative.
Otherwise, you must forward an exchange privilege authorization form to the
Transfer Agent and then write the Transfer Agent or call toll-free (800)
869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative or by calling toll-free (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions, as described above, are received. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

                                       14

The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. See "Limitations on Exchanges." The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock
Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares--and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund reserves the right to reject an exchange request for any reason.

CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this PROSPECTUS for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your
Morgan Stanley Financial Advisor or call toll-free (800) 869-NEWS.

                                       15

HOW TO SELL SHARES

[GRAPHIC]

You can sell some or all of your Fund shares at any time. If you sell Class A,
Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS                    PROCEDURES
---------------------------------------------------------------------------------------------

Contact Your               To sell your shares, simply call your Morgan Stanley Financial
Financial Advisor          Advisor or other authorized financial representative. Payment will be sent to the address to which the account is registered or deposited in your brokerage account.

By Letter                  You can also sell your shares by writing a "letter of instruction"
                           that includes:
                           - your account number;
                           - the name of the Fund;
                           - the dollar amount or the number of shares you wish to sell;
                           - the Class of shares you wish to sell; and
                           - the signature of each owner as it appears on the account.

                           If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley
                           Trust. (You should contact Morgan Stanley Trust toll-free at
                           (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public CANNOT provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

                           Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey
                           City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

                           A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.

                                       16

OPTIONS                    PROCEDURES
---------------------------------------------------------------------------------------------

Systematic                 If your investment in all of the Morgan Stanley Funds has a total
Withdrawal Plan            market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance
                           (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

                           Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements" section of this
                           PROSPECTUS.

                           To sign up for the Systematic Withdrawal Plan, contact your Morgan
                           Stanley Financial Advisor or call toll-free (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund
                           "distributions," and ultimately may exhaust your account balance.
                           The Fund may terminate or revise the plan at any time.

PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

ORDER PROCESSING FEE. Morgan Stanley DW charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the
Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.

TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this
PROSPECTUS and consult your own tax professional about the tax consequences of a sale.

REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

INVOLUNTARY SALES. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an individual retirement account ("IRA") or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EASYINVEST(R), if after 12 months the shareholder has invested less than $1,000 in the account.

                                       17

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

REDEMPTION FEE. Fund shares redeemed within seven days of purchase will be subject to a 2% redemption fee, payable to the Fund. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i)
through systematic withdrawal/exchange plans, (ii) through pre-approved asset allocation programs, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles and (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team. The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares, the shares held the longest will be redeemed or exchanged first.

The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the
Fund's redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that financial intermediary's materials carefully to learn about any other restrictions or fees that may apply.

DISTRIBUTIONS

[GRAPHIC]

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stock and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class
C shares because distribution fees that Class B and Class C shares pay are higher. Normally, income dividends are distributed to shareholders annually.
Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

[SIDENOTE]

TARGETED DIVIDENDS(SM)

YOU MAY SELECT TO HAVE YOUR FUND DISTRIBUTIONS AUTOMATICALLY INVESTED IN OTHER
CLASSES OF FUND SHARES OR CLASSES OF ANOTHER MORGAN STANLEY FUND THAT YOU OWN.
CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS
SERVICE.

                                       18

Distributions are reinvested automatically in additional shares of the same
Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Morgan
Stanley Financial Advisor or other authorized financial representative within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Transfer Agent at least five business days prior to the record date of the distributions.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

[GRAPHIC]

Frequent purchases and redemptions of Fund shares by Fund shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund's portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.

In addition, the Fund is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund's portfolio securities trade and the time as of which the Fund's net asset value is calculated ("time-zone arbitrage"). For example, a market timer may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before the
Fund's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market timer would redeem the Fund's shares the next day when the Fund's share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Fund shareholders.

The Fund's policies with respect to valuing portfolio securities are described in "Shareholder Information--Pricing Fund Shares."

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Fund's Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions.
The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "How to Buy Shares," "How to Exchange Shares" and
"How to Sell Shares" sections of this PROSPECTUS. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at intermediaries as described below, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment managers, broker-dealers, transfer agents and third party administrators, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, redemptions and exchanges of Fund shares.

Omnibus accounts generally do not identify customers' trading activity to the
Fund on an individual basis. Therefore, with respect to trades through omnibus accounts at intermediaries, the Fund is currently limited in its ability to monitor

                                       19

trading activity or enforce the redemption fee with respect to customers of such intermediaries. The ability of the Fund to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited.
Consequently, the Fund must rely on the financial intermediary to monitor frequent short-term trading within the Fund by the financial intermediary's customers. Certain intermediaries may not have the ability to assess a redemption fee. There can be no assurance that the Fund will be able to eliminate all market-timing activities.

TAX CONSEQUENCES

[GRAPHIC]

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:
- The Fund makes distributions; and
- You sell Fund shares, including an exchange to another Morgan Stanley Fund.

TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. Under current law, a portion of the ordinary income dividends you receive may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses.
Short-term capital gain distributions will continue to be taxed at ordinary income rates.

If more than 50% of the Fund's assets are invested in foreign securities at the end of any fiscal year, the Fund may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this PROSPECTUS this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income.

                                       20

SHARE CLASS ARRANGEMENTS

[GRAPHIC]

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and
Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC--contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

CLASS   SALES CHARGE                                                                   MAXIMUM ANNUAL 12b-1 FEE

  A     Maximum 5.25% initial sales charge reduced for purchases of $25,000 or more; shares purchased without an initial sales charge are generally
        subject to a 1.00% CDSC if sold during the first 18 months                                0.25%
  B     Maximum 5.00% CDSC during the first year decreasing to 0% after six years                 1.00%
  C     1.00% CDSC during the first year                                                          1.00%
  D     None                                                                                      None

Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums. Please see the information for each Class set forth below for specific eligibility requirements. You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) at the time a purchase order (or in the case of Class B or C shares, a redemption order) is placed, that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of Morgan Stanley DW or other authorized dealer of Fund shares, or the Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other
Morgan Stanley funds held in all related accounts described below at Morgan
Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility minimum. The Fund makes available, in a clear and prominent

                                       21

format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers and eligibility minimums. The web site includes hyperlinks that facilitate access to the information.

CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25% of the public offering price. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below.
Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution and shareholder services (12b-1) fee of up to 0.25% of the average daily net assets of the Class. The maximum annual
12b-1 fee payable by Class A shares is lower than the maximum annual 12b-1 fee payable by Class B or Class C shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:

                                                     FRONT-END SALES CHARGE
                                         --------------------------------------------------
AMOUNT OF                                    PERCENTAGE OF           APPROXIMATE PERCENTAGE
SINGLE TRANSACTION                       PUBLIC OFFERING PRICE       OF NET AMOUNT INVESTED

Less than $25,000                                 5.25%                       5.54%
$25,000 but less than $50,000                     4.75%                       4.99%
$50,000 but less than $100,000                    4.00%                       4.17%
$100,000 but less than $250,000                   3.00%                       3.09%
$250,000 but less than $500,000                   2.50%                       2.56%
$500,000 but less than $1 million                 2.00%                       2.04%
$1 million and over                               0.00%                       0.00%

You may benefit from a reduced sales charge (i.e., breakpoint discount) for purchases of Class A shares of the Fund, by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts:

-  A single account (including an individual, trust or fiduciary account).
-  A family member account (limited to spouse, and children under the age of
   21).
-  Pension, profit sharing or other employee benefit plans of companies and their affiliates.
-  Employer sponsored and individual retirement accounts (including IRAs, Keogh,
   401(k), 403(b), 408(k) and 457(b) Plans).
-  Tax-exempt organizations.
-  Groups organized for a purpose other than to buy mutual fund shares.

[SIDENOTE]

FRONT-END SALES CHARGE OR FSC

AN INITIAL SALES CHARGE YOU PAY WHEN PURCHASING CLASS A SHARES THAT IS BASED ON
A PERCENTAGE OF THE OFFERING PRICE. THE PERCENTAGE DECLINES BASED UPON THE
DOLLAR VALUE OF CLASS A SHARES YOU PURCHASE. WE OFFER THREE WAYS TO REDUCE YOUR
CLASS A SALES CHARGES--THE COMBINED PURCHASE PRIVILEGE, RIGHT OF ACCUMULATION
AND LETTER OF INTENT.

                                       22

COMBINED PURCHASE PRIVILEGE. You will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund for any related account in a single transaction with purchases of any class of shares of other Morgan
Stanley Multi-Class Funds for the related account or any other related account.
For the purpose of this combined purchase privilege, a "related account" is:

-  A single account (including an individual account, a joint account and a trust account established solely for the benefit of the individual).

-  A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

-  An IRA and single participant retirement account (such as a Keogh).

-  An UGMA/UTMA account.

RIGHT OF ACCUMULATION. You may benefit from a reduced sales charge if the cumulative net asset value of Class A Shares of the Fund purchased in a single transaction, together with the net asset value of all classes of shares of
Morgan Stanley Multi-Class Funds (including shares of Morgan Stanley
Non-Multi-Class Funds which resulted from an exchange from Morgan Stanley
Multi-Class Funds) held in related accounts, amounts to $25,000 or more. For the purposes of the rights of accumulation privilege, a related account is any one of the accounts listed under "Combined Purchase Privilege" above.

NOTIFICATION. You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) at the time a purchase order is placed that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i)
notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW or other authorized dealer of Fund shares or the
Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Morgan
Stanley Financial Advisor or other authorized financial representative (or
Morgan Stanley Trust if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other
Morgan Stanley Funds held in all related accounts described above at Morgan
Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads and reduced sales charges (i.e., breakpoint discounts). The web site includes hyperlinks that facilitate access to the information.

LETTER OF INTENT. The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of
Intent." A Letter of Intent provides for the purchase of Class A shares of the
Fund or other Multi-Class Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. The
Letter of Intent does not preclude the Fund (or any other Multi-Class Fund) from

                                       23

discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley
Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of
Intent, and (2) the historical cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse, and children under the age of 21) during the periods referenced in (1) and (2) above. You should retain any records necessary to substantiate historical costs because the Fund, its Transfer Agent and any financial intermediaries may not maintain this information. You can obtain a
Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling toll-free (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

OTHER SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a
CDSC upon sale) if your account qualifies under one of the following categories:

-  A trust for which a banking affiliate of the Investment Adviser provides discretionary trustee services.

-  Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor, pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

-  Qualified state tuition plans described in Section 529 of the Internal
   Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

-  Employer-sponsored employee benefit plans, whether or not qualified under the
   Internal Revenue Code, for which an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan
   Stanley's Retirement Plan Solutions ("Morgan Stanley Eligible Plans").

-  A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

-  Insurance company separate accounts that have been approved by the Fund's distributor.

-  Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

-  Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of
   21, and trust accounts for which any such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

                                       24

YEAR SINCE PURCHASE PAYMENT MADE                  CDSC AS A PERCENTAGE OF AMOUNT REDEEMED

First                                                              5.0%
Second                                                             4.0%
Third                                                              3.0%
Fourth                                                             2.0%
Fifth                                                              2.0%
Sixth                                                              1.0%
Seventh and thereafter                                             None

The CDSC is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed.
Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account.

Broker-dealers or other financial intermediaries may impose a limit on the dollar value of a Class B share purchase order that they will accept. For example, a Morgan Stanley Financial Advisor generally will not accept purchase orders for Class B shares that in the aggregate amount to $25,000 or more over a
90-day period. You should discuss with your financial advisor which share class is most appropriate for you, based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley
Funds.

CDSC WAIVERS. A CDSC, if otherwise applicable, will be waived in the case of:

-  Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i)
   registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor and that is revocable by you
   (i.e., a "living trust") or (b) you and your spouse are the settlors and that is revocable by you or your spouse (i.e. a "joint living trust"); or (iii)
   held in a qualified corporate or self-employed retirement plan, IRA or 403(b)
   Custodial Account; provided in each case that the sale is requested within one year after your death or initial determination of disability.

-  Sales in connection with the following retirement plan "distributions": (i)
   lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2;
   or (iii) a tax-free return of an excess IRA contribution (a "distribution"
   does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

[SIDENOTE]

CONTINGENT DEFERRED SALES CHARGE OR CDSC

A FEE YOU PAY WHEN YOU SELL SHARES OF CERTAIN MORGAN STANLEY FUNDS PURCHASED
WITHOUT AN INITIAL SALES CHARGE. THIS FEE DECLINES THE LONGER YOU HOLD YOUR
SHARES AS SET FORTH IN THE TABLE.

                                       25

-  Sales of shares in connection with the Systematic Withdrawal Plan of up to
   12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal
   Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6%
   semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.
-  Sales of shares purchased prior to April 1, 2004 or acquired in exchange for shares purchased prior to April 1, 2004, if you simultaneously invest the proceeds from such sale in the Investment Adviser's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares acquired in connection with the Investment Adviser's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.
All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Morgan Stanley Financial Advisor or other authorized financial representative or call toll-free (800) 869-NEWS.

DISTRIBUTION FEE. Class B shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 1.00% of the average daily net assets of Class B. The maximum annual 12b-1 fee payable by Class B shares is higher than the maximum annual 12b-1 fee payable by Class A shares.

CONVERSION FEATURE. After eight years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The eight-year period runs from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the eight-year period. At the same time, an equal proportion of
Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis.

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load
Fund or the Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does NOT charge a CDSC WILL NOT BE COUNTED. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to
Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two-year holding period--one year for each fund. However, if you had exchanged the shares of the Fund for a Money

                                       26

Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one-year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the 12b-1 fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

Brokers, dealers or other financial intermediaries may impose a limit on the dollar value of a Class C share purchase order that they will accept. For example, a Morgan Stanley Financial Advisor generally will not accept purchase orders for Class C shares that in the aggregate amount to $250,000 or more over a 90-day period. You should discuss with your financial advisor which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley
Funds.

DISTRIBUTION FEE. Class C shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 1.00% of the average daily net assets of that Class. The maximum annual 12b-1 fee payable by Class C shares is higher than the maximum annual 12b-1 fee payable by Class A shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution and shareholder services (12b-1) fees applicable to Class C shares for as long as the investor owns such shares.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution and shareholder services (12b-1) fee.
Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

-  Investors participating in the Investment Adviser's or an affiliate's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

-  Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than
   Class D shares) based on the then current relative net asset values of the two Classes.

-  Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

-  Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

                                       27

-  Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.

-  Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

-  Investors who were shareholders of the Dean Witter Retirement Series on
   September 11, 1998 for additional purchases for their former Dean Witter
   Retirement Series accounts.

-  The Investment Adviser and its affiliates with respect to shares held in connection with certain deferred compensation programs established for their employees.

A purchase order that meets the requirements for investment in Class D shares can be made only in Class D shares.

Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts
(regardless of the size of the investment).

MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million ($25 million for
Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares. Shareholders cannot combine purchases made by family members or a shareholder's other related accounts in a single transaction for purposes of meeting the $5 million initial investment minimum requirement to qualify to purchase Class D shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of
Distribution in accordance with Rule 12b-1 under the Investment Company Act with respect to the Class A, Class B and Class C shares. (Class D shares are offered without any 12b-1 fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and reduce your return in these
Classes and may cost you more than paying other types of sales charges.

ADDITIONAL INFORMATION

[GRAPHIC]

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the
Fund's STATEMENT OF ADDITIONAL INFORMATION.

                                       28

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are incorporated by reference in the STATEMENT OF ADDITIONAL
INFORMATION from the Fund's annual report, which is available upon request.

CLASS A SHARES


  FOR THE YEAR ENDED JULY 31,                                   2005         2004         2003         2002         2001

SELECTED PER SHARE DATA:
Net asset value, beginning of period                      $     8.34   $     7.71   $     7.51   $     9.62   $    15.24
                                                          ----------   ----------   ----------   ----------   ----------
Income (loss) from investment operations:
  Net investment loss++                                        (0.08)       (0.07)       (0.02)       (0.03)        0.00
  Net realized and unrealized gain (loss)                       2.29         0.70         0.22        (2.05)       (3.90)
                                                          ----------   ----------   ----------   ----------   ----------
Total income (loss) from investment operations                  2.21         0.63         0.20        (2.08)       (3.90)
                                                          ----------   ----------   ----------   ----------   ----------
Less distributions from net realized gains                        --           --           --        (0.03)       (1.72)
                                                          ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                            $    10.55   $     8.34   $     7.71   $     7.51   $     9.62
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                                  26.50%        8.17%        2.66%      (21.65)%     (28.31)%
------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                                        1.42%        1.37%        1.40%        1.29%        1.16%
Net investment loss                                            (0.75)%      (0.77)%      (0.32)%      (0.39)%      (0.03)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands                   $   42,146   $   16,564   $   18,340   $   21,888   $   39,662
Portfolio turnover rate                                          123%         219%         263%         325%         399%

++   The per share amounts were computed using an average number of shares outstanding during the period.

+    Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)  Reflects overall Fund ratios for investment income and non-class specific expenses.

                                       29

CLASS B SHARES

  FOR THE YEAR ENDED JULY 31,                                   2005         2004         2003         2002         2001

SELECTED PER SHARE DATA:
Net asset value, beginning of period                      $     7.98   $     7.44   $     7.31   $     9.42   $    15.08
                                                          ----------   ----------   ----------   ----------   ----------
Income (loss) from investment operations:
  Net investment loss++                                        (0.13)       (0.12)       (0.08)       (0.10)       (0.10)
  Net realized and unrealized gain (loss)                       2.18         0.66         0.21        (1.98)       (3.84)
                                                          ----------   ----------   ----------   ----------   ----------
Total income (loss) from investment operations                  2.05         0.54         0.13        (2.08)       (3.94)
                                                          ----------   ----------   ----------   ----------   ----------
Less distributions from net realized gains                        --           --           --        (0.03)       (1.72)
                                                          ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                            $    10.03   $     7.98   $     7.44   $     7.31   $     9.42
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                                  25.69%        7.26%        1.78%      (22.11)%     (28.93)%
------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                                        2.17%        2.13%        2.15%        2.05%        1.94%
Net investment loss                                            (1.50)%      (1.53)%      (1.07)%      (1.15)%      (0.81)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands                   $  244,708   $  314,195   $  387,751   $  492,959   $  881,115
Portfolio turnover rate                                          123%         219%         263%         325%         399%

++   The per share amounts were computed using an average number of shares outstanding during the period.

+    Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)  Reflects overall Fund ratios for investment income and non-class specific expenses.

                                       30

CLASS C SHARES

  FOR THE YEAR ENDED JULY 31,                                   2005         2004         2003         2002         2001

SELECTED PER SHARE DATA:
Net asset value, beginning of period                      $     7.99   $     7.45   $     7.32   $     9.42   $    15.08
                                                          ----------   ----------   ----------   ----------   ----------
Income (loss) from investment operations:
  Net investment loss++                                        (0.13)       (0.12)       (0.08)       (0.09)       (0.10)
  Net realized and unrealized gain (loss)                       2.18         0.66         0.21        (1.98)       (3.84)
                                                          ----------   ----------   ----------   ----------   ----------
Total income (loss) from investment operations                  2.05         0.54         0.13        (2.07)       (3.94)
                                                          ----------   ----------   ----------   ----------   ----------
Less distributions from net realized gains                        --           --           --        (0.03)       (1.72)
                                                          ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                            $    10.04   $     7.99   $     7.45   $     7.32   $     9.42
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                                  25.66%        7.25%        1.78%      (22.00)%     (28.93)%
------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                                        2.16%        2.12%        2.15%        1.93%        1.94%
Net investment loss                                            (1.49)%      (1.52)%      (1.07)%      (1.03)%      (0.81)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands                   $   30,386   $   33,710   $   40,555   $   49,639   $   83,603
Portfolio turnover rate                                          123%         219%         263%         325%         399%

++   The per share amounts were computed using an average number of shares outstanding during the period.

+    Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)  Reflects overall Fund ratios for investment income and non-class specific expenses.

                                       31

CLASS D SHARES

  FOR THE YEAR ENDED JULY 31,                                   2005         2004         2003         2002         2001

SELECTED PER SHARE DATA:
Net asset value, beginning of period                      $     8.45   $     7.80   $     7.58   $     9.68   $    15.30
                                                          ----------   ----------   ----------   ----------   ----------
Income (loss) from investment operations:
  Net investment income (loss)++                               (0.05)       (0.04)       (0.01)       (0.01)        0.02
  Net realized and unrealized gain (loss)                       2.32         0.69         0.23        (2.06)       (3.92)
                                                          ----------   ----------   ----------   ----------   ----------
Total income (loss) from investment operations                  2.27         0.65         0.22        (2.07)       (3.90)
                                                          ----------   ----------   ----------   ----------   ----------
Less distributions from net realized gains                        --           --           --        (0.03)       (1.72)
                                                          ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                            $    10.72   $     8.45   $     7.80   $     7.58   $     9.68
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                                  26.86%        8.33%        2.90%      (21.33)%     (28.26)%
------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                                        1.17%        1.13%        1.15%        1.05%        0.94%
Net investment income (loss)                                   (0.50)%      (0.53)%      (0.07)%      (0.15)%       0.19%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands                   $    1,737   $    2,091   $    2,468   $    2,622   $    5,111
Portfolio turnover rate                                          123%         219%         263%         325%         399%

++   The per share amounts were computed using an average number of shares outstanding during the period.

+    Calculated based on the net asset value as of the last business day of the period.

(1)  Reflects overall Fund ratios for investment income and non-class specific expenses.

                                       32

MORGAN STANLEY FUNDS

EQUITY

BLEND/CORE

Dividend Growth Securities
Multi-Asset Class Fund - Domestic Portfolio
Total Return Trust

DOMESTIC HYBRID

Allocator Fund
Balanced Growth Fund
Balanced Income Fund
Income Builder Fund
Strategist Fund

GLOBAL/INTERNATIONAL

European Equity Fund
Global Advantage Fund
Global Dividend Growth Securities
International Fund
International SmallCap Fund
International Value Equity Fund
Japan Fund
Pacific Growth Fund

GROWTH

Aggressive Equity Fund
American Opportunities Fund
Capital Opportunities Trust
Developing Growth Securities Trust
Growth Fund
Special Growth Fund

INDEX

Equally-Weighted S&P 500 Fund
KLD Social Index Fund
Nasdaq-100 Index Fund
S&P 500 Index Fund
Total Market Index Fund

SPECIALTY

Biotechnology Fund
Convertible Securities Trust
Financial Services Trust
Global Utilities Fund
Health Sciences Trust
Information Fund
Natural Resource Development Securities
Real Estate Fund
Utilities Fund

VALUE

Fundamental Value Fund
Mid-Cap Value Fund
Small-Mid Special Value Fund
Special Value Fund
Value Fund

FIXED INCOME

TAXABLE SHORT TERM

Limited Duration Fund*+
Limited Duration U.S. Treasury Trust*

TAXABLE INTERMEDIATE TERM

Flexible Income Trust
High Yield Securities
Income Trust
Mortgage Securities Trust
U.S. Government Securities Trust

TAX-FREE

California Tax-Free Income Fund
Limited Term Municipal Trust*+
New York Tax-Free Income Fund
Tax-Exempt Securities Trust

MONEY MARKET*

TAXABLE

Liquid Asset Fund
U.S. Government Money Market

TAX-FREE

California Tax-Free Daily Income Trust
New York Municipal Money Market Trust
Tax-Free Daily Income Trust

There may be funds created or terminated after this PROSPECTUS was published.
Please consult the inside back cover of a new fund's prospectus for its designations, e.g. Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund is a Multi-Class Fund. A
Multi-Class Fund is a mutual fund offering multiple classes of shares.

*  Single-Class Fund(s)

+  No-Load (Mutual) Fund

                                       33

Additional information about the Fund's investments is available in the Fund's
ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you
will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the
Fund, or to make shareholder inquiries, please call toll-free (800) 869-NEWS.
Free copies of these documents are also available from our Internet site at:
www.morganstanley.com/funds.

You also may obtain information about the Fund by calling your Morgan Stanley
Financial Advisor or by visiting our Internet site.

Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION)
can be viewed and copied at the Securities and Exchange Commission's (the "SEC")
Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the
SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following
E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

TICKER SYMBOLS:

CLASS A:            AEQAX
CLASS B:            AEQBX
CLASS C:            AEQCX
CLASS D:            AEQDX

(The Fund's Investment Company Act File No. is 811-8471)

Investments and services offered through Morgan Stanley DW Inc., member SIPC.
Morgan Stanley Distributors Inc., member NASD.

(C) 2005 Morgan Stanley

[MORGAN STANLEY LOGO]

CLF#36052PRO-00

[GRAPHIC]

                                                            MORGAN STANLEY FUNDS

                                                                  MORGAN STANLEY
                                                          AGGRESSIVE EQUITY FUND

                                                                    36052 11/05

[MORGAN STANLEY LOGO]

                                                                      PROSPECTUS
                                                               NOVEMBER 30, 2005

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley
Aggressive Equity Fund performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING
OFFERED.

MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE
IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND IS
SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT MARKET VALUES OF
SECURITIES OWNED BY THE FUND WILL DECLINE AND, THEREFORE, THE VALUE OF THE
FUND'S SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE
MONEY INVESTING IN THIS FUND. PLEASE SEE THE PROSPECTUS FOR MORE COMPLETE
INFORMATION ON INVESTMENT RISKS.

FUND REPORT

For the six months ended January 31, 2006

TOTAL RETURN FOR THE 6 MONTHS ENDED JANUARY 31, 2006

                                                  RUSSELL             LIPPER
                                                  3000(R)          MULTI-CAP
                                                   GROWTH             GROWTH
 CLASS A     CLASS B     CLASS C     CLASS D     INDEX(1)     FUNDS INDEX(2)

  19.34%      18.84%      18.82%      19.40%       4.51%             10.45%

The performance of the Fund's four share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges.
Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

MARKET CONDITIONS

During the six-month period ended January 31, 2006, the U.S. stock market advanced. Returns were earned at an uneven pace, in terms of overall performance and market leadership. As the period opened in August, mixed economic data and additional increases in the federal funds rate stoked investor anxiety.
Consternation rose as the Gulf Coast hurricanes sent oil prices spiking and heightened anxiety about the economy. However, as October wound to a close, the stock market showed signs of renewed optimism. Falling oil prices, better-than-expected economic data, the nomination of Ben S. Bernanke to head the Federal Reserve (the "Fed"), and strengthening consumer trends lifted investor sentiment. Stocks continued to advance through November, buoyed by indications that the Fed might soon slow the pace of rate increases, encouraging consumer confidence data, continued declines in oil prices, strong retail trends
(excluding the beleaguered auto industry), and acceptable housing data.

Stocks delivered more muted performance in December as cross currents buffeted the market. Rising gold prices, the ongoing struggles of the auto industry, an additional Fed tightening and trends in bond market yields rekindled concern.
Yet, the market found positive signals as well, including favorable productivity, employment and consumer confidence data; consolidation activity in the oil industry; corporate litigation developments; and notes from the Fed's meeting minutes which more strongly suggested that its tightening cycle could be nearer to an end.

Throughout these first five months of the reporting period, smaller capitalization stocks found themselves outpaced by larger capitalization issues.
The tide turned in the new calendar year, however. Small cap stocks surged overall, with the smallest issues leading the way. Although geopolitical risk, oil prices and mixed corporate earnings weighed on investors, the "January
Effect" was still rather pronounced. (The "January Effect" is a historical trend wherein the market rallies in the first month of the calendar year, particularly in higher-volatility segments of the market such as small-cap stocks.)

PERFORMANCE ANALYSIS

Morgan Stanley Aggressive Equity Fund outperformed the Russell 3000(R) Growth
Index and the Lipper Multi-Cap Growth Funds Index for the six months ended
January 31, 2006, assuming no deduction of applicable sales charges.

 2

The Fund outperformed the Russell 3000(R) Growth Index due to very strong stock selection across multiple market sectors. In terms of sector level contributions, the Fund's energy, consumer discretionary and utilities positions were most beneficial. Within energy, a sector overweight helped, as did the
Fund's stake in the crude oil producer industry. Although the Fund's overweight to the consumer discretionary sector tempered relative performance (as the sector did not perform as strongly as others), stock selection within the sector -- particularly in consumer electronics and commercial services companies -- more than offset the negative impact of the overweight. Within utilities, stock selection in wireless companies and gas distributors was advantageous.

While the Fund's gains were driven by broad strength, not all decisions proved advantageous to relative performance. For example, performance relative to the
Index was hindered by the Fund's avoidance of strong-performing health care management services companies.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

   TOP 10 HOLDINGS

   Ultra Petroleum Corp. (Canada)                       9.4%
   Google, Inc. (Class A)                               5.8
   eBay, Inc.                                           5.0
   Corporate Executive Board Co. (The)                  4.4
   Monsanto Co.                                         4.2
   Costco Wholesale Corp.                               3.9
   Brookfield Asset Management Inc. (Class A)
    (Canada)                                            3.8
   America Movil S.A. de C.V. (Series L) (ADR)
    (Mexico)                                            3.6
   Getty Images, Inc.                                   3.5
   Sears Holdings Corp.                                 2.9

   TOP FIVE INDUSTRIES

   Oil & Gas Production                                11.1%
   Internet Software/Services                           8.6
   Discount Stores                                      6.8
   Other Consumer Services                              6.6
   Miscellaneous Commercial Services                    6.0

Data as of January 31, 2006. Subject to change daily. All percentages for top 10 holdings and top five industries are as a percentage of net assets. These data are provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

                                                                               3

INVESTMENT STRATEGY

THE FUND NORMALLY INVESTS AT LEAST 80 PERCENT OF ITS ASSETS IN COMMON STOCKS AND
OTHER EQUITY SECURITIES OF U.S. OR FOREIGN COMPANIES THAT OFFER THE POTENTIAL
FOR SUPERIOR EARNINGS GROWTH IN THE OPINION OF THE FUND'S "INVESTMENT ADVISER,"
MORGAN STANLEY INVESTMENT ADVISORS INC. THE FUND'S OTHER EQUITY SECURITIES MAY
INCLUDE PREFERRED STOCK, DEPOSITARY RECEIPTS OR SECURITIES CONVERTIBLE INTO
COMMON STOCK.

FOR MORE INFORMATION
ABOUT PORTFOLIO HOLDINGS

EACH MORGAN STANLEY FUND PROVIDES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS IN
ITS SEMIANNUAL AND ANNUAL REPORTS WITHIN 60 DAYS OF THE END OF THE FUND'S SECOND
AND FOURTH FISCAL QUARTERS BY FILING THE SCHEDULE ELECTRONICALLY WITH THE
SECURITIES AND EXCHANGE COMMISSION (SEC). THE SEMIANNUAL REPORTS ARE FILED ON
FORM N-CSRS AND THE ANNUAL REPORTS ARE FILED ON FORM N-CSR. MORGAN STANLEY ALSO
DELIVERS THE SEMIANNUAL AND ANNUAL REPORTS TO FUND SHAREHOLDERS AND MAKES THESE
REPORTS AVAILABLE ON ITS PUBLIC WEB SITE, WWW.MORGANSTANLEY.COM. EACH MORGAN
STANLEY FUND ALSO FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC
FOR THE FUND'S FIRST AND THIRD FISCAL QUARTERS ON FORM N-Q. MORGAN STANLEY DOES
NOT DELIVER THE REPORTS FOR THE FIRST AND THIRD FISCAL QUARTERS TO SHAREHOLDERS,
NOR ARE THE REPORTS POSTED TO THE MORGAN STANLEY PUBLIC WEB SITE. YOU MAY,
HOWEVER, OBTAIN THE FORM N-Q FILINGS (AS WELL AS THE FORM N-CSR AND N-CSRS
FILINGS) BY ACCESSING THE SEC'S WEB SITE, HTTP://WWW.SEC.GOV. YOU MAY ALSO
REVIEW AND COPY THEM AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC.
INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM MAY BE OBTAINED
BY CALLING THE SEC AT (800) SEC-0330. YOU CAN ALSO REQUEST COPIES OF THESE
MATERIALS, UPON PAYMENT OF A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE SEC'S
E-MAIL ADDRESS (PUBLICINFO@SEC.GOV) OR BY WRITING THE PUBLIC REFERENCE SECTION
OF THE SEC, WASHINGTON, DC 20549-0102.

PROXY VOTING POLICY AND PROCEDURES
AND PROXY VOTING RECORD

YOU MAY OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICY AND PROCEDURES WITHOUT
CHARGE, UPON REQUEST, BY CALLING TOLL FREE (800) 869-NEWS OR BY VISITING THE
MUTUAL FUND CENTER ON OUR WEB SITE AT WWW.MORGANSTANLEY.COM. IT IS ALSO
AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT
HTTP://WWW.SEC.GOV.

YOU MAY OBTAIN INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO
PORTFOLIO SECURITIES DURING THE MOST RECENT TWELVE-MONTH PERIOD ENDED JUNE 30
WITHOUT CHARGE BY VISITING THE MUTUAL FUND CENTER ON OUR WEB SITE AT
WWW.MORGANSTANLEY.COM. THIS INFORMATION IS ALSO AVAILABLE ON THE SECURITIES AND
EXCHANGE COMMISSION'S WEB SITE AT HTTP://WWW.SEC.GOV.

HOUSEHOLDING NOTICE

TO REDUCE PRINTING AND MAILING COSTS, THE FUND ATTEMPTS TO ELIMINATE DUPLICATE
MAILINGS TO THE SAME ADDRESS. THE FUND DELIVERS A SINGLE COPY OF CERTAIN
SHAREHOLDER DOCUMENTS, INCLUDING SHAREHOLDER REPORTS, PROSPECTUSES AND PROXY
MATERIALS, TO INVESTORS WITH THE SAME LAST NAME WHO RESIDE AT THE SAME ADDRESS.
YOUR PARTICIPATION IN THIS PROGRAM WILL CONTINUE FOR AN UNLIMITED PERIOD OF TIME
UNLESS YOU INSTRUCT US OTHERWISE. YOU CAN REQUEST MULTIPLE COPIES OF THESE
DOCUMENTS BY CALLING (800) 350-6414, 8:00 A.M. TO 8:00 P.M., ET. ONCE OUR
CUSTOMER SERVICE CENTER HAS RECEIVED YOUR INSTRUCTIONS, WE WILL BEGIN SENDING
INDIVIDUAL COPIES FOR EACH ACCOUNT WITHIN 30 DAYS.

4

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS -- PERIOD ENDED JANUARY 31, 2006

                              CLASS A SHARES*         CLASS B SHARES**        CLASS C SHARES(+)        CLASS D SHARES(++)
                             (since 02/24/99)         (since 02/24/99)         (since 02/24/99)          (since 02/24/99)
   SYMBOL                              AEQAX                     AEQBX                    AEQCX                    AEQDX

   1 YEAR                              34.80%(3)                 33.63%(3)                33.59%(3)                35.02%(3)
                                       27.72(4)                  28.63(4)                 32.59(4)                    --
   5 YEARS                              0.66(3)                  (0.11)(3)                (0.09)(3)                 0.89(3)
                                       (0.42)(4)                 (0.51)(4)                (0.09)(4)                   --
   SINCE INCEPTION                      5.35(3)                   4.55(3)                  4.56(3)                  5.59(3)
                                        4.53(4)                   4.55(4)                  4.56(4)                    --

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit
www.morganstanley.com or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class D shares will vary due to differences in sales charges and expenses.

*   The maximum front-end sales charge for Class A is 5.25%.

**  The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The
    CDSC declines to 0% after six years.

+   The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

++  Class D has no sales charge.

(1)  The Russell 3000(R) Growth Index measures the performance of those companies in the Russell 3000(R) Index with higher price-to-book ratios and higher forecasted growth values. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance.
     It is not possible to invest directly in an index.

(2)  The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper
     Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

(3)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

                                                                               5

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees;
and (2) ongoing costs, including advisory fees; distribution and service (12b-1)
fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 08/01/05 - 01/31/06.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                     BEGINNING            ENDING            EXPENSES PAID
                                                                   ACCOUNT VALUE       ACCOUNT VALUE       DURING PERIOD *
                                                                   -------------       -------------       ---------------
                                                                                                             08/01/05 -
                                                                     08/01/05            01/31/06             01/31/06
                                                                   -------------       -------------       ---------------

CLASS A
Actual (19.34% return)......................................         $1,000.00           $1,193.40             $ 7.74
Hypothetical (5% annual return before expenses).............         $1,000.00           $1,018.15             $ 7.12
CLASS B
Actual (18.84% return)......................................         $1,000.00           $1,188.40             $11.86
Hypothetical (5% annual return before expenses).............         $1,000.00           $1,014.37             $10.92
CLASS C
Actual (18.82% return)......................................         $1,000.00           $1,188.20             $11.86
Hypothetical (5% annual return before expenses).............         $1,000.00           $1,014.37             $10.92
CLASS D
Actual (19.40% return)......................................         $1,000.00           $1,194.00             $ 6.36
Hypothetical (5% annual return before expenses).............         $1,000.00           $1,019.41             $ 5.85

------------------
 * Expenses are equal to the Fund's annualized expense ratio of 1.40%, 2.15%,
   2.15% and 1.15% for Class A, Class B, Class C and Class D shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

Morgan Stanley Aggressive Equity Fund
PORTFOLIO OF INVESTMENTS - JANUARY 31, 2006 (UNAUDITED)

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------

              Common Stocks (99.7%)
              Advertising/Marketing
              Services (3.5%)
  143,300     Getty Images, Inc.*......  $ 11,700,445
                                         ------------
              Air Freight/Couriers
              (3.8%)
  157,500     C.H. Robinson Worldwide,
               Inc. ...................     6,372,450
   89,800     Expeditors International
               of Washington, Inc. ....     6,603,892
                                         ------------
                                           12,976,342
                                         ------------
              Casino/Gaming (4.3%)
  187,100     International Game
               Technology..............     6,694,438
  116,700     Station Casinos, Inc. ...     7,801,395
                                         ------------
                                           14,495,833
                                         ------------
              Chemicals: Agricultural
              (4.2%)
  166,230     Monsanto Co. ............    14,064,720
                                         ------------
              Discount Stores (6.8%)
  260,500     Costco Wholesale
               Corp. ..................    12,996,345
   81,600     Sears Holdings Corp.*....     9,909,504
                                         ------------
                                           22,905,849
                                         ------------
              Electronic Production
              Equipment (1.6%)
  170,900     Tessera Technologies,
               Inc.*...................     5,516,652
                                         ------------
              Financial Conglomerates
              (3.8%)
  241,800     Brookfield Asset
               Management Inc. (Class
               A) (Canada).............    12,950,808
                                         ------------
              Gas Distributors (1.0%)
   41,300     Questar Corp. ...........     3,365,124
                                         ------------
              Home Building (3.1%)
  145,500     Desarrolladora Homex S.A.
               de C.V. (ADR)
               (Mexico)*...............     5,050,305
    6,754     NVR, Inc.*...............     5,364,364
                                         ------------
                                           10,414,669
                                         ------------

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------

              Hotels/Resorts/
              Cruiselines (2.9%)
  191,100     Carnival Corp.
               (Panama)................  $  9,891,336
                                         ------------
              Internet Retail (1.8%)
  132,600     Amazon.com, Inc.*........     5,943,132
                                         ------------
              Internet Software/
              Services (8.6%)
   45,400     Google, Inc. (Class
               A)*.....................    19,669,550
  272,900     Yahoo!, Inc.*............     9,371,386
                                         ------------
                                           29,040,936
                                         ------------
              Investment Banks/Brokers
              (4.7%)
   17,255     Chicago Mercantile
               Exchange Holdings,
               Inc. ...................     7,303,179
  152,499     Greenhill & Co., Inc. ...     8,719,893
                                         ------------
                                           16,023,072
                                         ------------
              Medical Specialties
              (2.2%)
  187,000     Dade Behring Holdings,
               Inc. ...................     7,317,310
                                         ------------
              Miscellaneous Commercial
              Services (6.0%)
  178,200     Corporate Executive Board
               Co. (The)...............    14,993,748
  122,187     Iron Mountain Inc.*......     5,092,754
                                         ------------
                                           20,086,502
                                         ------------
              Motor Vehicles (1.3%)
   83,700     Harley-Davidson, Inc. ...     4,480,461
                                         ------------
              Oil & Gas Production
              (11.1%)
  138,486     Southwestern Energy
               Co.*....................     5,974,286
  459,420     Ultra Petroleum Corp.
               (Canada)*...............    31,603,502
                                         ------------
                                           37,577,788
                                         ------------
              Other Consumer Services
              (6.6%)
  390,600     eBay, Inc.*..............    16,834,860
   60,700     Strayer Education,
               Inc. ...................     5,375,592
                                         ------------
                                           22,210,452
                                         ------------

                                                                               7
                       See Notes to Financial Statements

Morgan Stanley Aggressive Equity Fund
PORTFOLIO OF INVESTMENTS - JANUARY 31, 2006 (UNAUDITED) continued

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------

              Packaged Software (3.3%)
  175,900     Red Hat, Inc.*...........  $  5,092,305
  149,100     Salesforce.com Inc.*.....     6,120,555
                                         ------------
                                           11,212,860
                                         ------------
              Personnel Services (2.1%)
  164,400     Monster Worldwide,
               Inc.*...................     7,013,304
                                         ------------
              Property -- Casualty
              Insurers (2.9%)
    3,284     Berkshire Hathaway, Inc.
               (Class B)*..............     9,628,688
                                         ------------
              Recreational Products
              (2.4%)
  145,700     Electronic Arts, Inc.*...     7,952,306
                                         ------------
              Restaurants (1.4%)
   90,100     P.F. Chang's China
               Bistro, Inc.*...........     4,618,526
                                         ------------
              Semiconductors (1.7%)
   84,500     Marvell Technology Group,
               Ltd. (Bermuda)*.........     5,781,490
                                         ------------
              Services to the Health
              Industry (2.1%)
  120,184     Stericycle, Inc.*........     7,183,398
                                         ------------
              Specialty
              Telecommunications (2.9%)
  308,116     Crown Castle
               International Corp.*....     9,745,709
                                         ------------
              Wireless
              Telecommunications (3.6%)
  361,200     America Movil S.A. de
               C.V. (Series L) (ADR)
               (Mexico)................    12,183,276
                                         ------------
              Total Common Stocks
              (Cost $251,502,437)......   336,280,988
                                         ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                   VALUE
------------------------------------------------------

              Short-Term Investment (1.0%)
              Repurchase Agreement
  $ 3,327     Joint repurchase
               agreement account 4.445%
               due 02/01/06 (dated
               01/31/06; proceeds
               $3,327,411) (a)
               (Cost $3,327,000).......  $  3,327,000
                                         ------------

Total Investments
(Cost $254,829,437) (b).....   100.7%     339,607,988
Liabilities in Excess of
Other Assets................   (0.7)       (2,266,509)
                               -----     ------------
Net Assets..................   100.0%    $337,341,479
                               =====     ============

---------------------------------------------------

    ADR  American Depositary Receipt.
     *   Non-income producing security.
    (a)  Collateralized by federal agency and U.S. Treasury
         obligations.
    (b)  The aggregate cost for federal income tax purposes
         approximates the aggregate cost for book purposes.
         The aggregate gross unrealized appreciation is
         $85,242,690 and the aggregate gross unrealized
         depreciation is $464,139, resulting in net
         unrealized appreciation of $84,778,551.

8
                       See Notes to Financial Statements

Morgan Stanley Aggressive Equity Fund
SUMMARY OF INVESTMENTS - JANUARY 31, 2006 (UNAUDITED)

                                                                              PERCENT OF
INDUSTRY                                                          VALUE       NET ASSETS
----------------------------------------------------------------------------------------

Oil & Gas Production........................................  $ 37,577,788       11.1%
Internet Software/Services..................................    29,040,936        8.6
Discount Stores.............................................    22,905,849        6.8
Other Consumer Services.....................................    22,210,452        6.6
Miscellaneous Commercial Services...........................    20,086,502        6.0
Investment Banks/Brokers....................................    16,023,072        4.7
Casino/Gaming...............................................    14,495,833        4.3
Chemicals: Agricultural.....................................    14,064,720        4.2
Air Freight/Couriers........................................    12,976,342        3.8
Financial Conglomerates.....................................    12,950,808        3.8
Wireless Telecommunications.................................    12,183,276        3.6
Advertising/Marketing Services..............................    11,700,445        3.5
Packaged Software...........................................    11,212,860        3.3
Home Building...............................................    10,414,669        3.1
Hotels/Resorts/Cruiselines..................................     9,891,336        2.9
Specialty Telecommunications................................     9,745,709        2.9
Property -- Casualty Insurers...............................     9,628,688        2.9
Recreational Products.......................................     7,952,306        2.4
Medical Specialties.........................................     7,317,310        2.2
Services to the Health Industry.............................     7,183,398        2.1
Personnel Services..........................................     7,013,304        2.1
Internet Retail.............................................     5,943,132        1.8
Semiconductors..............................................     5,781,490        1.7
Electronic Production Equipment.............................     5,516,652        1.6
Restaurants.................................................     4,618,526        1.4
Motor Vehicles..............................................     4,480,461        1.3
Gas Distributors............................................     3,365,124        1.0
Repurchase Agreement........................................     3,327,000        1.0
                                                              ------------      -----
                                                              $339,607,988      100.7%
                                                              ============      =====

                                                                               9
                       See Notes to Financial Statements

Morgan Stanley Aggressive Equity Fund
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
January 31, 2006 (unaudited)

Assets:
Investments in securities, at value (cost $254,829,437).....  $339,607,988
Cash........................................................           970
Receivable for:
    Investments sold........................................       712,907
    Shares of beneficial interest sold......................       347,480
    Dividends...............................................        30,150
    Foreign withholding taxes reclaimed.....................         7,071
    Interest................................................           411
Prepaid expenses and other assets...........................        68,524
                                                              ------------
    Total Assets............................................   340,775,501
                                                              ------------
Liabilities:
Payable for:
    Investments purchased...................................     2,400,846
    Shares of beneficial interest redeemed..................       487,514
    Distribution fee........................................       255,520
    Investment advisory fee.................................       194,976
    Transfer agent fee......................................        27,876
    Administration fee......................................        23,281
Accrued expenses and other payables.........................        44,009
                                                              ------------
    Total Liabilities.......................................     3,434,022
                                                              ------------
    Net Assets..............................................  $337,341,479
                                                              ============
Composition of Net Assets:
Paid-in-capital.............................................  $630,134,281
Net unrealized appreciation.................................    84,780,502
Accumulated net investment loss.............................    (2,264,173)
Accumulated net realized loss...............................  (375,309,131)
                                                              ------------
    Net Assets..............................................  $337,341,479
                                                              ============
Class A Shares:
Net Assets..................................................   $51,425,654
Shares Outstanding (unlimited authorized, $.01 par value)...     4,085,640
    Net Asset Value Per Share...............................        $12.59
                                                              ============
    Maximum Offering Price Per Share,
    (net asset value plus 5.54% of net asset value).........        $13.29
                                                              ============
Class B Shares:
Net Assets..................................................  $249,506,249
Shares Outstanding (unlimited authorized, $.01 par value)...    20,936,392
    Net Asset Value Per Share...............................        $11.92
                                                              ============
Class C Shares:
Net Assets..................................................   $31,680,325
Shares Outstanding (unlimited authorized, $.01 par value)...     2,655,164
    Net Asset Value Per Share...............................        $11.93
                                                              ============
Class D Shares:
Net Assets..................................................    $4,729,251
Shares Outstanding (unlimited authorized, $.01 par value)...       369,476
    Net Asset Value Per Share...............................        $12.80
                                                              ============

10
                       See Notes to Financial Statements

Morgan Stanley Aggressive Equity Fund
FINANCIAL STATEMENTS continued

Statement of Operations
For the six months ended January 31, 2006 (unaudited)

Net Investment Loss:
Income
Dividends...................................................  $   918,705
Interest....................................................       65,091
                                                              -----------
    Total Income............................................      983,796
                                                              -----------
Expenses
Distribution fee (Class A shares)...........................       55,549
Distribution fee (Class B shares)...........................    1,209,090
Distribution fee (Class C shares)...........................      151,250
Investment advisory fee.....................................    1,067,225
Transfer agent fees and expenses............................      487,468
Administration fee..........................................      127,430
Shareholder reports and notices.............................       65,430
Professional fees...........................................       34,919
Registration fees...........................................       24,091
Custodian fees..............................................       12,935
Trustees' fees and expenses.................................        1,656
Other.......................................................       10,566
                                                              -----------
    Total Expenses..........................................    3,247,609
                                                              -----------
    Net Investment Loss.....................................   (2,263,813)
                                                              -----------
Net Realized and Unrealized Gain:
Net realized gain...........................................   20,426,681
Net change in unrealized appreciation.......................   36,703,610
                                                              -----------
    Net Gain................................................   57,130,291
                                                              -----------
Net Increase................................................  $54,866,478
                                                              ===========

                                                                              11
                       See Notes to Financial Statements

Morgan Stanley Aggressive Equity Fund
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets

                                                                FOR THE SIX      FOR THE YEAR
                                                                MONTHS ENDED         ENDED
                                                              JANUARY 31, 2006   JULY 31, 2005
                                                              ----------------   -------------
                                                                (unaudited)

Increase (Decrease) in Net Assets:
Operations:
Net investment loss.........................................    $ (2,263,813)    $  (4,878,748)
Net realized gain...........................................      20,426,681        47,277,366
Net change in unrealized appreciation.......................      36,703,610        33,865,577
                                                                ------------     -------------
    Net Increase............................................      54,866,478        76,264,195

Net decrease from transactions in shares of beneficial
  interest..................................................     (36,501,610)     (123,847,024)
                                                                ------------     -------------
    Net Increase (Decrease).................................      18,364,868       (47,582,829)
Net Assets:
Beginning of period.........................................     318,976,611       366,559,440
                                                                ------------     -------------
End of Period
(Including accumulated net investment losses of
$2,264,173 and $360, respectively)..........................    $337,341,479     $ 318,976,611
                                                                ============     =============

12
                       See Notes to Financial Statements

Morgan Stanley Aggressive Equity Fund
NOTES TO FINANCIAL STATEMENTS - JANUARY 31, 2006 (UNAUDITED)

1. Organization and Accounting Policies

Morgan Stanley Aggressive Equity Fund (the "Fund") is registered under the
Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is capital growth. The Fund was organized as a Massachusetts business trust on
October 29, 1997 and commenced operations on February 24, 1999.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some
Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

Effective August 29, 2005, the Board of Trustees of the Fund approved the implementation of a 2% redemption fee on Class A shares, Class B shares, Class C shares, and Class D shares, which is paid directly to the Fund, for shares redeemed within seven days of purchase. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price;
if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) futures are valued at the latest price published by the commodities exchange on which they trade; (6) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc.
(the "Investment Adviser") determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other

                                                                              13

Morgan Stanley Aggressive Equity Fund
NOTES TO FINANCIAL STATEMENTS - JANUARY 31, 2006 (UNAUDITED) continued

assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade)
and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the
Fund's Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (7) certain portfolio securities may be valued by an outside pricing service approved by the Fund's
Trustees; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method.
Dividend income and other distributions are recorded on the ex-dividend date.
Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Repurchase Agreements -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Adviser, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Foreign Currency Translation and Forward Foreign Currency Contracts -- The
books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2)
purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as

14

Morgan Stanley Aggressive Equity Fund
NOTES TO FINANCIAL STATEMENTS - JANUARY 31, 2006 (UNAUDITED) continued

realized and unrealized gain/loss on foreign exchange transactions. Pursuant to
U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.
Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished
(compensated) by entering into a closing transaction prior to delivery.

F. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

G. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

I. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures.
Actual results could differ from those estimates.

2. Investment Advisory/ Administration Agreements

Pursuant to an Investment Advisory Agreement, the Fund pays the Investment
Adviser an advisory fee, accrued daily and payable monthly, by applying the annual rate to the net assets of the Fund determined as of the close of each business day: 0.67% to the portion of the daily net assets not exceeding $500 million; 0.645% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.595% to the portion of the daily net assets in excess of $3 billion.

                                                                              15

Morgan Stanley Aggressive Equity Fund
NOTES TO FINANCIAL STATEMENTS - JANUARY 31, 2006 (UNAUDITED) continued

Pursuant to an Administration Agreement with Morgan Stanley Services Company
Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the
"Distributor"), an affiliate of the Investment Adviser and Administrator. The
Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class
A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B - up to 1.0% of the average daily net assets of Class B; and (iii) Class C -- up to
1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the
Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the
Trustees will consider at that time the manner in which to treat such expenses.
The Distributor has advised the Fund that such excess amounts totaled
$20,499,315 at January 31, 2006.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the
Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year.
For the six months ended January 31, 2006, the distribution fee was accrued for
Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the six months ended January 31,
2006, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $182,556 and $1,241, respectively and received $43,499 in front-end sales charges from sales of the
Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

16

Morgan Stanley Aggressive Equity Fund
NOTES TO FINANCIAL STATEMENTS - JANUARY 31, 2006 (UNAUDITED) continued

4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended January 31, 2006, aggregated
$66,554,547 and $103,391,014, respectively. Included in the aforementioned are sales with other Morgan Stanley funds of $230,880, including a net realized gain of $57,172.

For the six months ended January 31, 2006, the Fund incurred brokerage commissions of $5,502 with Morgan Stanley & Co., Inc., an affiliate of the
Investment Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

At January 31, 2006, Morgan Stanley Multi-Asset Class Fund, an affiliate of the
Investment Adviser, Administrator and Distributor held 163,237 Class D shares of beneficial interest of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and
Distributor, is the Fund's transfer agent.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan")
which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

5. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.
These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of July 31, 2005, the Fund had a net capital loss carryforward of
$395,735,804 of which $274,679,081 will expire on July 31, 2010 and $121,056,723 will expire on July 31, 2011 to offset future capital gains to the extent provided by regulations.

As of July 31, 2005, the Fund had temporary book/tax differences attributable to nondeductible expenses.

                                                                              17

Morgan Stanley Aggressive Equity Fund
NOTES TO FINANCIAL STATEMENTS - JANUARY 31, 2006 (UNAUDITED) continued

6. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

                                                         FOR THE SIX                     FOR THE YEAR
                                                        MONTHS ENDED                         ENDED
                                                      JANUARY 31, 2006                   JULY 31, 2005
                                                  -------------------------       ---------------------------
                                                         (unaudited)
                                                    SHARES        AMOUNT            SHARES         AMOUNT
                                                  ----------   ------------       -----------   -------------

CLASS A SHARES
Sold............................................     444,026   $  5,247,561           231,806   $   2,009,382
Conversion from Class B.........................     276,921      3,138,937         2,971,793      26,716,883
Redeemed........................................    (630,132)    (7,015,956)       (1,195,775)    (11,026,653)
                                                  ----------   ------------       -----------   -------------
Net increase - Class A..........................      90,815      1,370,542         2,007,824      17,699,612
                                                  ----------   ------------       -----------   -------------
CLASS B SHARES
Sold............................................     566,560      6,261,483           607,812       5,372,272
Conversion to Class A...........................    (292,001)    (3,138,937)       (3,122,042)    (26,716,883)
Redeemed........................................  (3,744,007)   (39,700,158)      (12,433,367)   (108,895,987)
                                                  ----------   ------------       -----------   -------------
Net decrease - Class B..........................  (3,469,448)   (36,577,612)      (14,947,597)   (130,240,598)
                                                  ----------   ------------       -----------   -------------
CLASS C SHARES
Sold............................................     111,662      1,239,133           113,688       1,001,636
Redeemed........................................    (483,395)    (5,152,683)       (1,304,111)    (11,509,513)
                                                  ----------   ------------       -----------   -------------
Net decrease - Class C..........................    (371,733)    (3,913,550)       (1,190,423)    (10,507,877)
                                                  ----------   ------------       -----------   -------------
CLASS D SHARES
Sold............................................     239,503      2,998,500             9,562          90,754
Redeemed........................................     (32,145)      (379,490)          (94,938)       (888,915)
                                                  ----------   ------------       -----------   -------------
Net increase (decrease) - Class D...............     207,358      2,619,010           (85,376)       (798,161)
                                                  ----------   ------------       -----------   -------------
Net decrease in Fund............................  (3,543,008)  $(36,501,610)      (14,215,572)  $(123,847,024)
                                                  ==========   ============       ===========   =============

7. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

To hedge against adverse interest rate, foreign currency and market risks, the
Fund may purchase and sell interest rate, currency and index futures ("futures contracts").

Forward contracts and futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The
Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also rise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

18

Morgan Stanley Aggressive Equity Fund
NOTES TO FINANCIAL STATEMENTS - JANUARY 31, 2006 (UNAUDITED) continued

8. Legal Matters

The Investment Adviser, certain affiliates of the Investment Adviser, certain officers of such affiliates and certain investment companies advised by the
Investment Adviser or its affiliates, including the Fund, are named as defendants in a consolidated class action. This consolidated action also names as defendants certain individual Trustees and Directors of the Morgan Stanley funds. The consolidated amended complaint, filed in the United States District
Court Southern District of New York on April 16, 2004, generally alleges that defendants, including the Fund, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Investment
Adviser and certain affiliates of the Investment Adviser allegedly offered economic incentives to brokers and others to recommend the funds advised by the
Investment Adviser or its affiliates to investors rather than funds managed by other companies, and (ii) that the funds advised by the Investment Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their efforts to recommend these funds to investors. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants have moved to dismiss the action and intend to otherwise vigorously defend it. On March 9, 2005,
Plaintiffs sought leave to supplement their complaint to assert claims on behalf of other investors. While the Fund and Adviser believe that each has meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of this matter.

                                                                              19

Morgan Stanley Aggressive Equity Fund
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                     FOR THE SIX                      FOR THE YEAR ENDED JULY 31,
                                                     MONTHS ENDED     -----------------------------------------------------------
                                                   JANUARY 31, 2006    2005         2004         2003         2002         2001
                                                   ----------------   -------      -------      -------      -------      -------
                                                     (unaudited)

Class A Shares
Selected Per Share Data:

Net asset value, beginning of period.....               $10.55         $ 8.34        $7.71        $7.51        $9.62       $15.24
                                                        ------         ------        -----        -----        -----       ------

Income (loss) from investment operations:
    Net investment loss++................                (0.04)         (0.08)       (0.07)       (0.02)       (0.03)        0.00
    Net realized and unrealized gain
    (loss)...............................                 2.08           2.29         0.70         0.22        (2.05)       (3.90)
                                                        ------         ------        -----        -----        -----       ------

Total income (loss) from investment
 operations..............................                 2.04           2.21         0.63         0.20        (2.08)       (3.90)
                                                        ------         ------        -----        -----        -----       ------

Less distributions from net realized
 gains...................................                   --             --           --           --        (0.03)       (1.72)
                                                        ------         ------        -----        -----        -----       ------

Net asset value, end of period...........               $12.59         $10.55        $8.34        $7.71        $7.51       $ 9.62
                                                        ======         ======        =====        =====        =====       ======

Total Return+............................                19.34%(1)     26.50%        8.17%        2.66%      (21.65)%     (28.31)%

Ratios to Average Net Assets(3):
Expenses.................................                 1.40%(2)      1.42%        1.37%        1.40%        1.29%        1.16%

Net investment loss......................                (0.78)%(2)     (0.75)%      (0.77)%      (0.32)%      (0.39)%      (0.03)%

Supplemental Data:
Net assets, end of period, in
 thousands...............................              $51,426        $42,146      $16,564      $18,340      $21,888      $39,662

Portfolio turnover rate..................                   21%(1)       123%         219%         263%         325%         399%

---------------------------------------------------

    ++   The per share amounts were computed using an average number of shares outstanding during the period.
     +   Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

20
                       See Notes to Financial Statements

Morgan Stanley Aggressive Equity Fund
FINANCIAL HIGHLIGHTS continued

                                            FOR THE SIX                              FOR THE YEAR ENDED JULY 31,
                                            MONTHS ENDED            -------------------------------------------------------------
                                          JANUARY 31, 2006            2005         2004         2003         2002         2001
                                          ----------------          ---------    ---------    ---------    ---------    ---------
                                            (unaudited)

Class B Shares
Selected Per Share Data:

Net asset value, beginning of period....        $10.03                $ 7.98        $7.44        $7.31        $9.42       $15.08
                                                ------                ------        -----        -----        -----       ------

Income (loss) from investment
 operations:
    Net investment loss++...............         (0.08)                (0.13)       (0.12)       (0.08)       (0.10)       (0.10)
    Net realized and unrealized gain
    (loss)..............................          1.97                  2.18         0.66         0.21        (1.98)       (3.84)
                                                ------                ------        -----        -----        -----       ------

Total income (loss) from investment
 operations.............................          1.89                  2.05         0.54         0.13        (2.08)       (3.94)
                                                ------                ------        -----        -----        -----       ------

Less distributions from net realized
 gains..................................            --                    --           --           --        (0.03)       (1.72)
                                                ------                ------        -----        -----        -----       ------

Net asset value, end of period..........        $11.92                $10.03        $7.98        $7.44        $7.31       $ 9.42
                                                ======                ======        =====        =====        =====       ======

Total Return+...........................         18.84%(1)            25.69%        7.26%        1.78%      (22.11)%     (28.93)%

Ratios to Average Net Assets(3):
Expenses................................          2.15%(2)             2.17%        2.13%        2.15%        2.05%        1.94%

Net investment loss.....................         (1.53)%(2)            (1.50)%      (1.53)%      (1.07)%      (1.15)%      (0.81)%

Supplemental Data:
Net assets, end of period, in
 thousands..............................      $249,506              $244,708     $314,195     $387,751     $492,959     $881,115

Portfolio turnover rate.................            21%(1)              123%         219%         263%         325%         399%

---------------------------------------------------

    ++   The per share amounts were computed using an average number of shares outstanding during the period.
     +   Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                              21
                       See Notes to Financial Statements

Morgan Stanley Aggressive Equity Fund
FINANCIAL HIGHLIGHTS continued

                                              FOR THE SIX                             FOR THE YEAR ENDED JULY 31,
                                              MONTHS ENDED            -----------------------------------------------------------
                                            JANUARY 31, 2006           2005         2004         2003         2002         2001
                                            ----------------          -------      -------      -------      -------      -------
                                              (unaudited)

Class C Shares
Selected Per Share Data:

Net asset value, beginning of period......       $10.04                $ 7.99        $7.45        $7.32        $9.42       $15.08
                                                 ------                ------        -----        -----        -----       ------

Income (loss) from investment operations:
    Net investment loss++.................        (0.08)                (0.13)       (0.12)       (0.08)       (0.09)       (0.10)
    Net realized and unrealized gain
    (loss)................................         1.97                  2.18         0.66         0.21        (1.98)       (3.84)
                                                 ------                ------        -----        -----        -----       ------

Total income (loss) from investment
 operations...............................         1.89                  2.05         0.54         0.13        (2.07)       (3.94)
                                                 ------                ------        -----        -----        -----       ------

Less distributions from net realized
 gains....................................           --                    --           --           --        (0.03)       (1.72)
                                                 ------                ------        -----        -----        -----       ------

Net asset value, end of period............       $11.93                $10.04        $7.99        $7.45        $7.32       $ 9.42
                                                 ======                ======        =====        =====        =====       ======

Total Return+.............................        18.82%(1)            25.66%        7.25%        1.78%      (22.00)%     (28.93)%

Ratios to Average Net Assets(3):
Expenses..................................         2.15%(2)             2.16%        2.12%        2.15%        1.93%        1.94%

Net investment loss.......................        (1.53)%(2)            (1.49)%      (1.52)%      (1.07)%      (1.03)%      (0.81)%

Supplemental Data:
Net assets, end of period, in thousands...      $31,680               $30,386      $33,710      $40,555      $49,639      $83,603

Portfolio turnover rate...................           21%(1)              123%         219%         263%         325%         399%

---------------------

    ++   The per share amounts were computed using an average number of shares outstanding during the period.
     +   Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

22
                       See Notes to Financial Statements

Morgan Stanley Aggressive Equity Fund
FINANCIAL HIGHLIGHTS continued

                                                FOR THE SIX                           FOR THE YEAR ENDED JULY 31,
                                                MONTHS ENDED            --------------------------------------------------------
                                              JANUARY 31, 2006           2005        2004        2003        2002         2001
                                              ----------------          ------      ------      ------      -------      -------
                                                (unaudited)

Class D Shares
Selected Per Share Data:

Net asset value, beginning of period........       $10.72               $ 8.45       $7.80       $7.58       $ 9.68       $15.30
                                                   ------               ------       -----       -----       ------       ------

Income (loss) from investment operations:
    Net investment income (loss)++..........        (0.03)               (0.05)      (0.04)      (0.01)       (0.01)        0.02
    Net realized and unrealized gain
    (loss)..................................         2.11                 2.32        0.69        0.23        (2.06)       (3.92)
                                                   ------               ------       -----       -----       ------       ------

Total income (loss) from investment
 operations.................................         2.08                 2.27        0.65        0.22        (2.07)       (3.90)
                                                   ------               ------       -----       -----       ------       ------

Less distributions from net realized
 gains......................................           --                   --          --          --        (0.03)       (1.72)
                                                   ------               ------       -----       -----       ------       ------

Net asset value, end of period..............       $12.80               $10.72       $8.45       $7.80       $ 7.58       $ 9.68
                                                   ======               ======       =====       =====       ======       ======

Total Return+...............................        19.40%(1)           26.86%       8.33%       2.90%      (21.33)%     (28.26)%

Ratios to Average Net Assets(3):
Expenses....................................         1.15%(2)            1.17%       1.13%       1.15%        1.05%        0.94%

Net investment income (loss)................        (0.53)%(2)           (0.50)%     (0.53)%     (0.07)%      (0.15)%       0.19%

Supplemental Data:
Net assets, end of period, in thousands.....       $4,729               $1,737      $2,091      $2,468       $2,622       $5,111

Portfolio turnover rate.....................           21%(1)             123%        219%        263%         325%         399%

---------------------------------------------------

    ++   The per share amounts were computed using an average number of shares outstanding during the period.
     +   Calculated based on the net asset value as of the last
         business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                              23
                       See Notes to Financial Statements

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

OFFICERS

Charles A. Fiumefreddo
Chairman of the Board

Ronald E. Robison
President and Principal Executive Officer

J. David Germany
Vice President

Dennis F. Shea
Vice President

Barry Fink
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Thomas F. Caloia
Vice President

Mary E. Mullin
Secretary

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the
Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the
Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of
Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.
This report is not authorized for distribution to prospective investors in the
Fund unless preceded or accompanied by an effective Prospectus. Read the
Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC.
Morgan Stanley Distributors Inc., member NASD.

(c) 2006 Morgan Stanley

[MORGAN STANLEY LOGO]

MORGAN STANLEY FUNDS

Morgan Stanley
Aggressive Equity Fund

Semiannual Report
January 31, 2006

[MORGAN STANLEY LOGO]

36052RPT-RA06-00217P-Y01/06

WELCOME, SHAREHOLDER:

IN THIS REPORT, YOU'LL LEARN ABOUT HOW YOUR INVESTMENT IN MORGAN STANLEY
AGGRESSIVE EQUITY FUND PERFORMED DURING THE ANNUAL PERIOD. WE WILL PROVIDE AN
OVERVIEW OF THE MARKET CONDITIONS, AND DISCUSS SOME OF THE FACTORS THAT AFFECTED
PERFORMANCE DURING THE REPORTING PERIOD. IN ADDITION, THIS REPORT INCLUDES THE
FUND'S FINANCIAL STATEMENTS AND A LIST OF FUND INVESTMENTS.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING
OFFERED.

MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE
IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND IS
SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT MARKET VALUES OF
SECURITIES OWNED BY THE FUND WILL DECLINE AND, THEREFORE, THE VALUE OF THE
FUND'S SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE
MONEY INVESTING IN THIS FUND. PLEASE SEE THE PROSPECTUS FOR MORE COMPLETE
INFORMATION ON INVESTMENT RISKS.

FUND REPORT
For the year ended July 31, 2005

TOTAL RETURN FOR THE 12 MONTHS ENDED JULY 31, 2005

                                             RUSSELL             LIPPER
                                             3000(R)          MULTI-CAP
                                              GROWTH             GROWTH
CLASS A    CLASS B    CLASS C    CLASS D    INDEX(1)     FUNDS INDEX(2)

  26.50%     25.69%     25.66%     26.86%      13.81%             18.89%

THE PERFORMANCE OF THE FUND'S FOUR SHARE CLASSES VARIES BECAUSE EACH HAS
DIFFERENT EXPENSES. THE FUND'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL
DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY APPLICABLE SALES CHARGES.
SUCH COSTS WOULD LOWER PERFORMANCE. SEE PERFORMANCE SUMMARY FOR STANDARDIZED
PERFORMANCE AND BENCHMARK INFORMATION.

MARKET CONDITIONS

Despite volatility, uncertainty and changing market sentiment, the domestic stock market posted strong returns for the 12-month period ending July 31, 2005.
While this advance was broad, small and mid capitalization stocks generally outpaced their larger counterparts.

As the fiscal year opened, investors were distracted by rising oil prices, the pace of economic growth, inflation, and the intentions of the Federal Reserve
(the "Fed"). The prospect of terrorist disruption at the Olympics, the conflict in Iraq and the November U.S. presidential election added to investors' unease.
As the months progressed, sentiment improved and stocks gained ground. The
Olympics and presidential election passed without major incident, the economy appeared to be on track for moderate growth, and investors seemed to come to terms with the Fed's "measured" rate hikes. Against this backdrop, stocks surged in a fourth-quarter rally.

However, the market sold off sharply early in 2005 as investors sought to lock in 2004's gains. Earlier anxieties resurfaced. As oil prices soared and inflationary pressures loomed, investors feared for the future pace of U.S.
economic growth. Maintaining the course it set in 2004, the Federal Open Market
Committee continued to increase the federal funds target rate at each of its meetings in 2005. While short-term interest rates increased, long-term rates fell, and this flattening of the yield curve concerned some investors who believed it indicated looming trouble.

In the final months of the reporting period, the market changed direction once again. Although oil prices remained high and the prospect for additional rate increases appeared likely, investor sentiment notably improved. Encouraging economic data, increased consumer confidence, waning inflationary fears, and many solid corporate earnings announcements boosted the stock market.

PERFORMANCE ANALYSIS

Morgan Stanley Aggressive Equity Fund outperformed the Russell 3000(R) Growth
Index and the Lipper Multi-Cap Growth Funds Index for the 12 months ended July
31, 2005, assuming no deduction of applicable sales charges. Broad strength in stock selection and favorable allocations across sectors drove Fund's performance. Financial services, consumer discretionary and technology contributed most significantly. Within financial services, the Fund was well served by its overall underweighting relative to the Russell benchmark, as well as by individual stock performance. Diversified financial services, financial information services, multi-line insurance, and investment management services were notable buoys to performance. Also on the upside,

                                        2

our investment discipline resulted in an overweighting in consumer discretionary stocks, with particular strength in consumer electronics, casino and gambling, and commercial services companies. Within technology, the Fund benefited from an overall underweighting versus the benchmark; as well as from stock selection.
Positioning in computer services software and electronics were especially advantageous.

Superior stock selection within the energy and the materials-and-processing sectors further propelled the Fund's advance, with robust gains in crude oil producers and building materials, respectively.

While the Fund outperformed its benchmark by a wide margin, not all areas contributed with equal strength. Integrated oil, multi-industry, and consumer staples posted more muted gains. Additionally, underweights versus the benchmark within producer durables and health care were slightly disadvantageous.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL
OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE FUND IN THE FUTURE.

TOP 10 HOLDINGS

Ultra Petroleum Corp. (Canada)                          6.3%
eBay Inc.                                               5.9
Corporate Executive Board Co. (The)                     5.2
Google, Inc. (Class A)                                  5.2
Getty Images, Inc.                                      4.2
Carnival Corp. (Panama)                                 3.6
America Movil S.A. de C.V. (Series L) (ADR) (Mexico)    3.4
Monsanto Co.                                            3.2
Station Casinos, Inc.                                   3.1
Electronic Arts Inc.                                    3.0

TOP FIVE INDUSTRIES

Other Consumer Services                                 9.0%
Internet Software/Services                              7.8
Casino/Gaming                                           7.0
Oil & Gas Production                                    6.7
Advertising/Marketing Services                          6.2

DATA AS OF JULY 31, 2005. SUBJECT TO CHANGE DAILY. ALL PERCENTAGES FOR TOP 10
HOLDINGS AND TOP FIVE INDUSTRIES ARE AS A PERCENTAGE OF NET ASSETS. THESE DATA
ARE PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED A
RECOMMENDATION TO BUY OR SELL THE SECURITIES MENTIONED. MORGAN STANLEY IS A
FULL-SERVICE SECURITIES FIRM ENGAGED IN SECURITIES TRADING AND BROKERAGE
ACTIVITIES, INVESTMENT BANKING, RESEARCH AND ANALYSIS, FINANCING AND FINANCIAL
ADVISORY SERVICES.

                                        3

INVESTMENT STRATEGY

THE FUND NORMALLY INVESTS AT LEAST 80 PERCENT OF ITS ASSETS IN COMMON STOCKS AND
OTHER EQUITY SECURITIES OF U.S. OR FOREIGN COMPANIES THAT OFFER THE POTENTIAL
FOR SUPERIOR EARNINGS GROWTH IN THE OPINION OF THE FUND'S "INVESTMENT ADVISER,"
MORGAN STANLEY INVESTMENT ADVISORS INC. THE FUND'S OTHER EQUITY SECURITIES MAY
INCLUDE PREFERRED STOCK, DEPOSITARY RECEIPTS OR SECURITIES CONVERTIBLE INTO
COMMON STOCK.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

EACH MORGAN STANLEY FUND PROVIDES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS IN
ITS SEMIANNUAL AND ANNUAL REPORTS WITHIN 60 DAYS OF THE END OF THE FUND'S SECOND
AND FOURTH FISCAL QUARTERS BY FILING THE SCHEDULE ELECTRONICALLY WITH THE
SECURITIES AND EXCHANGE COMMISSION (SEC). THE SEMIANNUAL REPORTS ARE FILED ON
FORM N-CSRS AND THE ANNUAL REPORTS ARE FILED ON FORM N-CSR. MORGAN STANLEY ALSO
DELIVERS THE SEMIANNUAL AND ANNUAL REPORTS TO FUND SHAREHOLDERS AND MAKES THESE
REPORTS AVAILABLE ON ITS PUBLIC WEB SITE, www.morganstanley.com. EACH MORGAN
STANLEY FUND ALSO FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC
FOR THE FUND'S FIRST AND THIRD FISCAL QUARTERS ON FORM N-Q. MORGAN STANLEY DOES
NOT DELIVER THE REPORTS FOR THE FIRST AND THIRD FISCAL QUARTERS TO SHAREHOLDERS,
NOR ARE THE REPORTS POSTED TO THE MORGAN STANLEY PUBLIC WEB SITE. YOU MAY,
HOWEVER, OBTAIN THE FORM N-Q FILINGS (AS WELL AS THE FORM N-CSR AND N-CSRS
FILINGS) BY ACCESSING THE SEC'S WEB SITE, http://www.sec.gov. YOU MAY ALSO
REVIEW AND COPY THEM AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC.
INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM MAY BE OBTAINED
BY CALLING THE SEC AT (800) SEC-0330. YOU CAN ALSO REQUEST COPIES OF THESE
MATERIALS, UPON PAYMENT OF A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE SEC'S
E-MAIL ADDRESS (publicinfo@sec.gov) OR BY WRITING THE PUBLIC REFERENCE SECTION
OF THE SEC, WASHINGTON, DC 20549-0102.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

YOU MAY OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICY AND PROCEDURES WITHOUT
CHARGE, UPON REQUEST, BY CALLING TOLL FREE 800-869-NEWS OR BY VISITING THE
MUTUAL FUND CENTER ON OUR WEB SITE AT www.morganstanley.com. IT IS ALSO
AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT
http://www.sec.gov.

YOU MAY OBTAIN INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO
PORTFOLIO SECURITIES DURING THE MOST RECENT TWELVE-MONTH PERIOD ENDED JUNE 30 BY
VISITING THE MUTUAL FUND CENTER ON OUR WEB SITE AT www.morganstanley.com. THIS
INFORMATION IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB
SITE AT http://www.sec.gov.

HOUSEHOLDING NOTICE

TO REDUCE PRINTING AND MAILING COSTS, THE FUND ATTEMPTS TO ELIMINATE DUPLICATE
MAILINGS TO THE SAME ADDRESS. THE FUND DELIVERS A SINGLE COPY OF CERTAIN
SHAREHOLDER DOCUMENTS, INCLUDING SHAREHOLDER REPORTS, PROSPECTUSES AND PROXY
MATERIALS, TO INVESTORS WITH THE SAME LAST NAME WHO RESIDE AT THE SAME ADDRESS.
YOUR PARTICIPATION IN THIS PROGRAM WILL CONTINUE FOR AN UNLIMITED PERIOD OF TIME
UNLESS YOU INSTRUCT US OTHERWISE. YOU CAN REQUEST MULTIPLE COPIES OF THESE
DOCUMENTS BY CALLING (800) 350-6414, 8:00 A.M. TO 8:00 P.M., ET. ONCE OUR
CUSTOMER SERVICE CENTER HAS RECEIVED YOUR INSTRUCTIONS, WE WILL BEGIN SENDING
INDIVIDUAL COPIES FOR EACH ACCOUNT WITHIN 30 DAYS.

                                        4

                 (This page has been left blank intentionally.)

                                        5

PERFORMANCE SUMMARY

[CHART]

PERFORMANCE OF $10,000 INVESTMENT

                                                                       RUSSELL 3000(R)
($ IN THOUSANDS)   CLASS A~~    CLASS B~~    CLASS C~~    CLASS D~~       GROWTH(1)       LIPPER(2)

Feb-1999          $     9,475  $    10,000  $    10,000  $    10,000  $          10,000  $    10,000
Apr-1999          $    10,138  $    10,680  $    10,680  $    10,700  $          10,424  $    10,620
Jul-1999          $    10,299  $    10,840  $    10,840  $    10,890  $          10,481  $    10,892
Oct-1999          $    11,162  $    11,720  $    11,720  $    11,800  $          11,168  $    11,477
Jan-2000          $    14,137  $    14,820  $    14,820  $    14,960  $          12,516  $    14,125
Apr-2000          $    14,241  $    14,900  $    14,900  $    15,080  $          13,328  $    14,950
Jul-2000          $    14,440  $    15,080  $    15,080  $    15,300  $          13,014  $    14,844
Oct-2000          $    14,989  $    15,620  $    15,620  $    15,880  $          12,263  $    14,554
Jan-2001          $    13,160  $    13,687  $    13,687  $    13,950  $           7,872  $    12,804
Apr-2001          $    11,288  $    11,719  $    11,719  $    11,963  $           9,096  $    10,949
Jul-2001          $    10,352  $    10,718  $    10,718  $    10,976  $           8,557  $    10,119
Oct-2001          $     9,265  $     9,580  $     9,580  $     9,841  $           7,439  $     8,435
Jan-2002          $     9,806  $    10,118  $    10,118  $    10,412  $           8,012  $     9,127
Apr-2002          $     9,666  $     9,958  $     9,970  $    10,275  $           7,342  $     8,520
Jul-2002          $     8,111  $     8,348  $     8,360  $     8,635  $           6,088  $     6,797
Oct-2002          $     7,927  $     8,143  $     8,143  $     8,441  $           5,972  $     6,697
Jan-2003          $     7,484  $     7,663  $     7,674  $     7,974  $           5,733  $     6,482
Apr-2003          $     7,722  $     7,891  $     7,903  $     8,225  $           6,240  $     7,018
Jul-2003          $     8,327  $     8,497  $     8,508  $     8,886  $           6,859  $     7,858
Oct-2003          $     9,072  $     9,239  $     9,250  $     9,672  $           7,367  $     8,582
Jan-2004          $     9,634  $     9,787  $     9,798  $    10,275  $           7,872  $     9,146
Apr-2004          $     9,342  $     9,479  $     9,490  $     9,979  $           7,671  $     8,929
Jul-2004          $     9,007  $     9,113  $     9,125  $     9,626  $           7,455  $     8,676
Oct-2004          $     9,644  $     9,753  $     9,764  $    10,321  $           7,627  $     9,075
Jan-2005          $    10,087  $    10,187  $    10,198  $    10,799  $           7,947  $     9,570
Apr-2005          $     9,688  $     9,753  $     9,764  $    10,378  $           7,694  $     9,126
Jul-2005          $    11,394  $    11,454  $    11,466  $    12,212  $           8,484  $    10,315

                                        6

AVERAGE ANNUAL TOTAL RETURNS--PERIOD ENDED JULY 31, 2005

                           CLASS A SHARES*     CLASS B SHARES**      CLASS C SHARES+     CLASS D SHARES++
                          (SINCE 02/24/99)     (SINCE 02/24/99)     (SINCE 02/24/99)     (SINCE 02/24/99)
SYMBOL                               AEQAX                AEQBX                AEQCX               AEQDX

1 YEAR                               26.50%(3)            25.69%(3)            25.66%(3)            26.86%(3)
                                     19.86(4)             20.69(4)             24.66(4)                --
5 YEARS                              (4.63)(3)            (5.35)(3)            (5.33)(3)            (4.41)(3)
                                     (5.65)(4)            (5.69)(4)            (5.33)(4)               --
SINCE INCEPTION                       2.91(3)              2.13(3)              2.15(3)              3.16(3)
                                      2.05(4)              2.13(4)              2.15(4)                --

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFOMANCE, WHICH IS NO GUARANTEE OF
FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES
SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT
www.morganstanley.com OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS
AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH
MORE OR LESS THAN THEIR ORIGINAL COST. THE GRAPH AND TABLE DO NOT REFLECT THE
DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE
REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS A, CLASS B, CLASS C, AND CLASS
D SHARES WILL VARY DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

*    THE MAXIMUM FRONT-END SALES CHARGE FOR CLASS A IS 5.25%.

**   THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B IS 5.0%.
     THE CDSC DECLINES TO 0% AFTER SIX YEARS.

+    THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C IS 1.0% FOR SHARES
     REDEEMED WITHIN ONE YEAR OF PURCHASE.

++   CLASS D HAS NO SALES CHARGE.

(1)  THE RUSSELL 3000(R) GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE
     COMPANIES IN THE RUSSELL 3000(R) INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND
     HIGHER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO
     NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE.
     IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(2)  THE LIPPER MULTI-CAP GROWTH FUNDS INDEX IS AN EQUALLY WEIGHTED PERFORMANCE
     INDEX OF THE LARGEST QUALIFYING FUNDS (BASED ON NET ASSETS) IN THE LIPPER
     MULTI-CAP GROWTH FUNDS CLASSIFICATION. THE INDEX, WHICH IS ADJUSTED FOR
     CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS, IS UNMANAGED AND SHOULD
     NOT BE CONSIDERED AN INVESTMENT. THERE ARE CURRENTLY 30 FUNDS REPRESENTED
     IN THIS INDEX.

(3)  FIGURE SHOWN ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND DOES NOT REFLECT
     THE DEDUCTION OF ANY SALES CHARGES.

(4)  FIGURE SHOWN ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND THE DEDUCTION OF
     THE MAXIMUM APPLICABLE SALES CHARGE. SEE THE FUND'S CURRENT PROSPECTUS FOR
     COMPLETE DETAILS ON FEES AND SALES CHARGES.

~~   ENDING VALUE ASSUMING A COMPLETE REDEMPTION ON JULY 31, 2005.

                                        7

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees;
and (2) ongoing costs, including advisory fees; distribution and service (12b-1)
fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 02/01/05 - 07/31/05.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                           BEGINNING          ENDING          EXPENSES PAID
                                                         ACCOUNT VALUE     ACCOUNT VALUE     DURING PERIOD *
                                                         -------------     -------------     ---------------
                                                                                                02/01/05 -
                                                           02/01/05          07/31/05           07/31/05
                                                         -------------     -------------     ---------------

CLASS A
Actual (12.96% return)                                    $  1,000.00       $  1,129.60       $       7.50
Hypothetical (5% annual return before expenses)           $  1,000.00       $  1,017.75       $       7.10

CLASS B
Actual (12.44% return)                                    $  1,000.00       $  1,124.40       $      11.43
Hypothetical (5% annual return before expenses)           $  1,000.00       $  1,014.03       $      10.84

CLASS C
Actual (12.43% return)                                    $  1,000.00       $  1,124.30       $      11.38
Hypothetical (5% annual return before expenses)           $  1,000.00       $  1,014.08       $      10.79

CLASS D
Actual (13.08% return)                                    $  1,000.00       $  1,130.80       $       6.18
Hypothetical (5% annual return before expenses)           $  1,000.00       $  1,018.99       $       5.86

----------
    * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.42%, 2.17%,
      2.16% AND 1.17% RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER
      THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

                                        8

INVESTMENT ADVISORY AGREEMENT APPROVAL

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory
Agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the
Fund's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and
Administration Agreements together are referred to as the "Management
Agreement.") The Board also compared the nature of the services provided by the
Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Fund. The
Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the Fund's performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the
"Lipper Reports"), compared to the performance of comparable funds selected by
Lipper (the "performance peer group"), and noted that the Fund's performance was lower than its performance peer group average for the three-year period but better for the one- and five-year periods. The Board concluded that the Fund's overall performance was competitive with its performance peer group.

FEES RELATIVE TO OTHER FUNDS MANAGED BY THE ADVISER WITH COMPARABLE INVESTMENT
STRATEGIES

The Board reviewed the advisory and administrative fees (together, the
"management fee") paid by the Fund under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the
Adviser to any other funds it manages with investment strategies comparable to those of the Fund.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the management fee rate and the total expense ratio of the
Fund. The Board noted that: (i) the Fund's management fee rate was lower than the average management fee rate for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Fund, as

                                        9

shown in the Lipper Report for the Fund; and (ii) the Fund's total expense ratio was also lower than the average total expense ratio of the funds included in the
Fund's expense peer group. The Board concluded that the Fund's management fee and total expense ratio were competitive with those of the Fund's expense peer group.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Fund's management fee schedule under the
Management Agreement and noted that it includes breakpoints. The Board also reviewed the level of the Fund's management fee and noted that the fee, as a percentage of the Fund's net assets, would decrease as net assets increase because the management fee includes breakpoints. The Board concluded that the
Fund's management fee would reflect economies of scale as assets increase.

PROFITABILITY OF ADVISER AND AFFILIATES

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Fund and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser's profitability. Based on their review of the information they received, the Board concluded that the profits earned by the
Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Fund.

FALL-OUT BENEFITS

The Board considered so-called "fall-out benefits" derived by the Adviser and its affiliates from their relationship with the Fund and the Morgan Stanley Fund
Complex, such as "float" benefits derived from handling of checks for purchases and redemptions of Fund shares through a broker-dealer affiliate of the Adviser and "soft dollar" benefits (discussed in the next section). The Board also considered that a broker-dealer affiliate of the Adviser receives from the Fund
12b-1 fees for distribution and shareholder services. The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading done on behalf of the Fund through an electronic trading system network ("ECN"). The Board concluded that the float benefits and the above-referenced ECN-related revenue were relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers of mutual funds.

SOFT DOLLAR BENEFITS

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through "soft dollar" arrangements. Under such arrangements, brokerage commissions paid by the Fund and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the

                                       10

Fund. The Adviser informed the Board that it does not use Fund commissions to pay for third party research. It does use commissions to pay for research which is bundled with execution services. The Board recognized that the receipt of such research from brokers may reduce the Adviser's costs but concluded that the receipt of such research strengthens the investment management resources of the
Adviser, which may ultimately benefit the Fund and other funds in the Fund
Complex.

ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE FUND'S NEEDS

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement.
The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The
Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

HISTORICAL RELATIONSHIP BETWEEN THE FUND AND THE ADVISER

The Board also reviewed and considered the historical relationship between the
Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the
Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Fund to continue its relationship with the Adviser.

OTHER FACTORS AND CURRENT TRENDS

The Board considered the controls and procedures adopted and implemented by the
Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

GENERAL CONCLUSION

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year.

                                       11

MORGAN STANLEY AGGRESSIVE EQUITY FUND
PORTFOLIO OF INVESTMENTS - JULY 31, 2005

NUMBER OF
  SHARES                                                                                  VALUE
----------------------------------------------------------------------------------------------------

            COMMON STOCKS (99.1%)
            ADVERTISING/MARKETING
            SERVICES (6.2%)
  164,500   Getty Images, Inc.*                                                      $    13,283,375
  145,200   Lamar Advertising Co.
             (Class A)*                                                                    6,390,252
                                                                                     ---------------
                                                                                          19,673,627
                                                                                     ---------------
            AIR FREIGHT/COURIERS (3.7%)
   95,700   C.H. Robinson Worldwide, Inc.                                                  5,987,949
  105,800   Expeditors International of
             Washington, Inc.                                                              5,824,290
                                                                                     ---------------
                                                                                          11,812,239
                                                                                     ---------------
            CASINO/GAMING (7.0%)
  272,300   International Game
             Technology                                                                    7,450,128
  134,600   Station Casinos, Inc.                                                          9,886,370
   89,160   Wynn Resorts, Ltd.*                                                            5,019,708
                                                                                     ---------------
                                                                                          22,356,206
                                                                                     ---------------
            CHEMICALS: AGRICULTURAL (3.2%)
  151,320   Monsanto Co.                                                                  10,194,428
                                                                                     ---------------
            COMPUTER PROCESSING
            HARDWARE (1.9%)
  152,900   Dell, Inc.*                                                                    6,187,863
                                                                                     ---------------
            CONSTRUCTION MATERIALS (1.1%)
   59,300   Rinker Group Ltd.
             (ADR) (Australia)                                                             3,406,192
                                                                                     ---------------
            DISCOUNT STORES (5.0%)
  134,800   Costco Wholesale Corp.                                                         6,196,756
   62,200   Sears Holdings Corp.*                                                          9,593,106
                                                                                     ---------------
                                                                                          15,789,862
                                                                                     ---------------
            ELECTRONIC PRODUCTION
            EQUIPMENT (2.2%)
  196,000   Tessera Technologies, Inc.*                                                    6,883,520
                                                                                     ---------------
            GAS DISTRIBUTORS (1.0%)
   47,300   Questar Corp.                                                                  3,319,514
                                                                                     ---------------
            HOME BUILDING (2.2%)
    7,654   NVR, Inc.*                                                               $     7,179,452
                                                                                     ---------------
            HOTELS/RESORTS/
            CRUISELINES (3.6%)
  219,600   Carnival Corp. (Panama)                                                       11,507,040
                                                                                     ---------------
            INTERNET RETAIL (1.2%)
   85,300   Amazon.com, Inc.*                                                              3,853,001
                                                                                     ---------------
            INTERNET SOFTWARE/
            SERVICES (7.8%)
   57,100   Google, Inc. (Class A)*                                                       16,431,096
  252,500   Yahoo!, Inc.*                                                                  8,418,350
                                                                                     ---------------
                                                                                          24,849,446
                                                                                     ---------------
            INVESTMENT BANKS/
            BROKERS (4.8%)
   28,555   Chicago Mercantile Exchange
             Holdings, Inc.                                                                8,596,483
  174,899   Greenhill & Co., Inc.                                                          6,709,126
                                                                                     ---------------
                                                                                          15,305,609
                                                                                     ---------------
            MEDICAL DISTRIBUTORS (1.4%)
  101,300   Patterson Companies, Inc.*                                                     4,517,980
                                                                                     ---------------
            MEDICAL SPECIALTIES (2.6%)
  107,500   Dade Behring Holdings Inc.                                                     8,148,500
                                                                                     ---------------
            MISCELLANEOUS COMMERCIAL
            SERVICES (5.2%)
  205,900   Corporate Executive
             Board Co. (The)                                                              16,612,012
                                                                                     ---------------
            OIL & GAS PRODUCTION (6.7%)
   23,030   Southwestern Energy Co.*                                                       1,269,183
  527,520   Ultra Petroleum Corp.
             (Canada)*                                                                    20,003,558
                                                                                     ---------------
                                                                                          21,272,741
                                                                                     ---------------
            OTHER CONSUMER
            SERVICES (9.0%)
   78,700   Career Education Corp.*                                                        3,052,773
  450,100   eBay Inc.*                                                                    18,805,178
   69,600   Strayer Education, Inc.                                                        6,850,728
                                                                                     ---------------
                                                                                          28,708,679
                                                                                     ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       12

NUMBER OF
  SHARES                                                                                  VALUE
----------------------------------------------------------------------------------------------------

            PACKAGED SOFTWARE (3.2%)
  270,700   Red Hat, Inc.*                                                           $     4,125,468
  254,500   Salesforce.com Inc.*                                                           5,993,475
                                                                                     ---------------
                                                                                          10,118,943
                                                                                     ---------------
            PERSONNEL SERVICES (2.9%)
  306,600   Monster Worldwide, Inc.*                                                       9,311,442
                                                                                     ---------------
            PROPERTY - CASUALTY
            INSURERS (1.8%)
    2,074   Berkshire Hathaway, Inc.
             (Class B)*                                                                    5,769,868
                                                                                     ---------------
            RECREATIONAL PRODUCTS (4.0%)
  167,300   Electronic Arts Inc.*                                                          9,636,480
   99,800   Shanda Interactive
             Entertainment, Ltd. (ADR)
             (Cayman Islands)*                                                             3,264,448
                                                                                     ---------------
                                                                                          12,900,928
                                                                                     ---------------
            RESTAURANTS (1.9%)
  103,900   P.F. Chang's China
             Bistro, Inc.*                                                                 5,921,261
                                                                                     ---------------
            SEMICONDUCTORS (1.6%)
  117,500   Marvell Technology
             Group Ltd. (Bermuda)*                                                         5,133,575
                                                                                     ---------------
            SERVICES TO THE HEALTH
            INDUSTRY (2.5%)
  137,884   Stericycle, Inc.*                                                              8,013,818
                                                                                     ---------------
            SPECIALTY
            TELECOMMUNICATIONS (2.0%)
  298,416   Crown Castle International
             Corp.*                                                                        6,493,532
                                                                                     ---------------
            WIRELESS
            TELECOMMUNICATIONS (3.4%)
  490,200   America Movil S.A. de C.V.
             (Series L) (ADR) (Mexico)                                                    10,911,852
                                                                                     ---------------
            TOTAL COMMON STOCKS
             (COST $268,078,179)                                                         316,153,130
                                                                                     ---------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                                       VALUE
----------------------------------------------------------------------------------------------------------

                  SHORT-TERM INVESTMENT (1.5%)
                  REPURCHASE AGREEMENT
$         4,783   Joint repurchase agreement
                   account 3.29% due 08/01/05
                   (dated 07/29/05;
                   proceeds $4,784,311) (a)
                   (COST $4,783,000)                                                       $     4,783,000
                                                                                           ---------------

TOTAL INVESTMENTS
 (COST $272,861,179) (b)                                                        100.6%         320,936,130
LIABILITIES IN EXCESS OF
 OTHER ASSETS                                                                    (0.6)          (1,959,519)
                                                                                -----      ---------------
NET ASSETS                                                                      100.0%     $   318,976,611
                                                                                =====      ===============

----------
   ADR   AMERICAN DEPOSITARY RECEIPT.
    *    NON-INCOME PRODUCING SECURITY.
   (a)   COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (b)   THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $272,861,179. THE
         AGGREGATE GROSS UNREALIZED APPRECIATION IS $51,542,564 AND THE
         AGGREGATE GROSS UNREALIZED DEPRECIATION IS $3,467,613, RESULTING IN NET
         UNREALIZED APPRECIATION OF $48,074,951.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       13

MORGAN STANLEY AGGRESSIVE EQUITY
SUMMARY OF INVESTMENTS - JULY 31, 2005

                                                                         PERCENT OF
INDUSTRY                                                  VALUE          NET ASSETS
-------------------------------------------------------------------------------------

Other Consumer Services                              $    28,708,679              9.0%
Internet Software/Services                                24,849,446              7.8
Casino/Gaming                                             22,356,206              7.0
Oil & Gas Production                                      21,272,741              6.7
Advertising/
 Marketing Services                                       19,673,627              6.2
Miscellaneous Commercial
 Services                                                 16,612,012              5.2
Discount Stores                                           15,789,862              5.0
Investment Banks/Brokers                                  15,305,609              4.8
Recreational Products                                     12,900,928              4.0
Air Freight/Couriers                                      11,812,239              3.7
Hotels/Resorts/Cruiselines                                11,507,040              3.6
Wireless
 Telecommunications                                       10,911,852              3.4
Chemicals: Agricultural                                   10,194,428              3.2
Packaged Software                                         10,118,943              3.2
Personnel Services                                         9,311,442              2.9
Medical Specialties                                  $     8,148,500              2.6%
Services To The
 Health Industry                                           8,013,818              2.5
Home Building                                              7,179,452              2.2
Electronic Production
 Equipment                                                 6,883,520              2.2
Specialty
 Telecommunications                                        6,493,532              2.0
Computer Processing
 Hardware                                                  6,187,863              1.9
Restaurants                                                5,921,261              1.9
Property - Casualty Insurers                               5,769,868              1.8
Semiconductors                                             5,133,575              1.6
Repurchase Agreement                                       4,783,000              1.5
Medical Distributors                                       4,517,980              1.4
Internet Retail                                            3,853,001              1.2
Construction Materials                                     3,406,192              1.1
Gas Distributors                                           3,319,514              1.0
                                                     ---------------    -------------
                                                     $   320,936,130            100.6%
                                                     ===============    =============

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       14

MORGAN STANLEY AGGRESSIVE EQUITY FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2005

ASSETS:
Investments in securities, at value (cost $272,861,179)                       $   320,936,130
Receivable for:
    Investments sold                                                                  738,901
    Shares of beneficial interest sold                                                102,856
    Foreign withholding taxes reclaimed                                                 7,060
Prepaid expenses and other assets                                                      32,275
                                                                              ---------------
    TOTAL ASSETS                                                                  321,817,222
                                                                              ---------------
LIABILITIES:
Payable for:
    Investments purchased                                                           2,052,737
    Shares of beneficial interest redeemed                                            273,061
    Distribution fee                                                                  237,902
    Investment advisory fee                                                           177,747
    Administration fee                                                                 21,224
Accrued expenses and other payables                                                    77,940
                                                                              ---------------
    TOTAL LIABILITIES                                                               2,840,611
                                                                              ---------------
    NET ASSETS                                                                $   318,976,611
                                                                              ===============
COMPOSITION OF NET ASSETS:
Paid-in-capital                                                               $   666,635,891
Net unrealized appreciation                                                        48,076,892
Accumulated net investment loss                                                          (360)
Accumulated net realized loss                                                    (395,735,812)
                                                                              ---------------
    NET ASSETS                                                                $   318,976,611
                                                                              ===============
CLASS A SHARES:
Net Assets                                                                    $    42,145,696
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)                           3,994,825
    NET ASSET VALUE PER SHARE                                                 $         10.55
                                                                              ===============
    MAXIMUM OFFERING PRICE PER SHARE,
    (NET ASSET VALUE PLUS 5.54% OF NET ASSET VALUE)                           $         11.13
                                                                              ===============
CLASS B SHARES:
Net Assets                                                                    $   244,707,857
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)                          24,405,840
    NET ASSET VALUE PER SHARE                                                 $         10.03
                                                                              ===============
CLASS C SHARES:
Net Assets                                                                    $    30,385,884
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)                           3,026,897
    NET ASSET VALUE PER SHARE                                                 $         10.04
                                                                              ===============
CLASS D SHARES:
Net Assets                                                                    $     1,737,174
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)                             162,118
    NET ASSET VALUE PER SHARE                                                 $         10.72
                                                                              ===============

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       15

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2005

NET INVESTMENT LOSS:
INCOME
Dividends (net of $22,881 foreign withholding tax)                            $     2,194,511
Interest                                                                               69,162
                                                                              ---------------
    TOTAL INCOME                                                                    2,263,673
                                                                              ---------------

EXPENSES
Distribution fee (Class A shares)                                                      54,354
Distribution fee (Class B shares)                                                   2,828,306
Distribution fee (Class C shares)                                                     316,010
Investment advisory fee                                                             2,338,311
Transfer agent fees and expenses                                                    1,105,189
Administration fee                                                                    198,840
Shareholder reports and notices                                                       103,512
Registration fees                                                                      65,276
Professional fees                                                                      63,642
Custodian fees                                                                         37,301
Trustees' fees and expenses                                                             4,538
Other                                                                                  27,142
                                                                              ---------------
    TOTAL EXPENSES                                                                  7,142,421
                                                                              ---------------
    NET INVESTMENT LOSS                                                            (4,878,748)
                                                                              ---------------

Net Realized and Unrealized Gain:
Net realized gain                                                                  47,277,366
Net change in unrealized appreciation                                              33,865,577
                                                                              ---------------
    NET GAIN                                                                       81,142,943
                                                                              ---------------
NET INCREASE                                                                  $    76,264,195
                                                                              ===============

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       16

STATEMENT OF CHANGES IN NET ASSETS

                                                                                    FOR THE YEAR      FOR THE YEAR
                                                                                       ENDED             ENDED
                                                                                   JULY 31, 2005     JULY 31, 2004
                                                                                   --------------    --------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss                                                                $   (4,878,748)   $   (6,470,810)
Net realized gain                                                                      47,277,366        68,831,800
Net change in unrealized appreciation/depreciation                                     33,865,577       (25,961,207)
                                                                                   --------------    --------------

    NET INCREASE                                                                       76,264,195        36,399,783

Net decrease from transactions in shares of beneficial interest                      (123,847,024)     (118,954,439)
                                                                                   --------------    --------------
    NET DECREASE                                                                      (47,582,829)      (82,554,656)

NET ASSETS:
Beginning of period                                                                   366,559,440       449,114,096
                                                                                   --------------    --------------

END OF PERIOD
(INCLUDING ACCUMULATED NET INVESTMENT LOSSES OF $360 AND $215, RESPECTIVELY)       $  318,976,611    $  366,559,440
                                                                                   ==============    ==============

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       17

MORGAN STANLEY AGGRESSIVE EQUITY FUND
NOTES TO FINANCIAL STATEMENTS - JULY 31, 2005

1. ORGANIZATION AND ACCOUNTING POLICIES
Morgan Stanley Aggressive Equity Fund (the "Fund") is registered under the
Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is capital growth. The Fund was organized as a Massachusetts business trust on
October 29, 1997 and commenced operations on February 24, 1999.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some
Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

Effective August 29, 2005, the Board of Trustees of the Fund approved the implementation of a 2% redemption fee on Class A shares, Class B shares, Class C shares, and Class D shares, which is paid directly to the Fund, for shares redeemed within seven days of purchase. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price;
if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) futures are valued at the latest price published by the commodities exchange on which they trade; (6) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc.
(the "Investment Adviser") determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the
NYSE. If developments occur during such periods that are

                                       18

expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the
Investment Adviser using a pricing service and/or procedures approved by the
Trustees of the Fund; (7) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method.
Dividend income and other distributions are recorded on the ex-dividend date.
Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. REPURCHASE AGREEMENTS -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Adviser, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FOREIGN CURRENCY TRANSLATION AND FORWARD FOREIGN CURRENCY CONTRACTS -- The
books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2)
purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency

                                       19

gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

G. FEDERAL INCOME TAX POLICY -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

I. USE OF ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures.
Actual results could differ from those estimates.

2. INVESTMENT ADVISORY/ADMINISTRATION AGREEMENTS
Effective November 1, 2004, pursuant to an Investment Advisory Agreement, the
Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the annual rate to the net assets of the Fund determined as of the close of each business day: 0.67% to the portion of the daily net assets not exceeding $500 million; 0.645% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.595%
to the portion of the daily net assets in excess of $3 billion.

Effective November 1, 2004, pursuant to an Administration Agreement with Morgan
Stanley Services Company Inc. (the "Administrator"), an affiliate of the
Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

                                       20

Prior to November 1, 2004, the Fund retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets pursuant to an investment management agreement pursuant to which the Fund paid the Investment Adviser a monthly management fee accrued daily and payable monthly, by applying the following annual rates to the net assets of Fund determined as of the close of each business day: 0.75% to the portion of the daily net assets not exceeding $2 billion; and 0.725% to the portion of the daily net assets exceeding $2 billion.

3. PLAN OF DISTRIBUTION
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the
"Distributor"), an affiliate of the Investment Adviser and Administrator. The
Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class
A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- up to 1.0% of the average daily net assets of Class B; and (iii) Class C -- up to
1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the
Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the
Trustees will consider at that time the manner in which to treat such expenses.
The Distributor has advised the Fund that such excess amounts totaled
$21,275,637 at July 31, 2005.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the
Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year.
For the year ended July 31, 2005, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 0.99%, respectively.

The Distributor has informed the Fund that for the year ended July 31, 2005, it received contingent deferred sales charges from certain redemptions of the
Fund's Class A shares, Class B shares and Class C shares of $2,000, $647,158 and
$2,199, respectively and received $14,059 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

                                       21

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended July 31, 2005, aggregated
$414,359,967 and $543,449,338, respectively. Included in the aforementioned are purchases and sales with other Morgan Stanley funds of $313,243 and $282,052, respectively including a net realized gain of $50,928.

For the year ended July 31, 2005, the Fund incurred brokerage commissions of
$21,542 with Morgan Stanley & Co., Inc., an affiliate of the Investment Adviser,
Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

At July 31, 2005, Morgan Stanley Fund of Funds -- Domestic Portfolio, an
affiliate of the Investment Adviser, Administrator and Distributor held 70,187
Class D shares of beneficial interest of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and
Distributor, is the Fund's transfer agent. At July 31, 2005, the Fund had transfer agent fees and expenses payable of approximately $6,300.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan")
which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

5. FEDERAL INCOME TAX STATUS
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.
These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

                                       22

As of July 31, 2005, the tax-basis components of accumulated losses were as follows:

Net accumulated earnings                                          --
Capital loss carryforward*                         $    (395,735,804)
Temporary differences                                           (368)
Net unrealized appreciation                               48,076,892
                                                   -----------------
Total accumulated losses                           $    (347,659,280)
                                                   =================

*During the year ended July 31, 2005, the Fund utilized $46,857,586 of its net capital loss carryforward. As of July 31, 2005, the Fund had a net capital loss carryforward of $395,735,804 of which $274,679,081 will expire on July 31, 2010 and $121,056,723 will expire on July 31, 2011 to offset future capital gains to the extent provided by regulations.

As of July 31, 2005, the Fund had temporary book/tax differences attributable to nondeductible expenses and permanent book/tax differences attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and accumulated net investment loss was credited $4,878,603.

6. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS
The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

To hedge against adverse interest rate, foreign currency and market risks, the
Fund may purchase and sell interest rate, currency and index futures ("futures contracts").

Forward contracts and futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The
Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also rise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

                                       23

7. SHARES OF BENEFICIAL INTEREST
Transactions in shares of beneficial interest were as follows:

                                                          FOR THE YEAR                        FOR THE YEAR
                                                              ENDED                               ENDED
                                                          JULY 31, 2005                       JULY 31, 2004
                                                --------------------------------    --------------------------------
                                                    SHARES            AMOUNT            SHARES            AMOUNT
                                                --------------    --------------    --------------    --------------

CLASS A SHARES
Sold                                                   231,806    $    2,009,382           220,437    $    1,847,474
Conversion from Class B                              2,971,793        26,716,883                --                --
Redeemed                                            (1,195,775)      (11,026,653)         (611,642)       (5,246,780)
                                                --------------    --------------    --------------    --------------
Net increase (decrease) -- Class A                   2,007,824        17,699,612          (391,205)       (3,399,306)
                                                --------------    --------------    --------------    --------------
CLASS B SHARES
Sold                                                   607,812         5,372,272         1,388,713        11,363,567
Conversion to Class A                               (3,122,042)      (26,716,883)               --                --
Redeemed                                           (12,433,367)     (108,895,987)      (14,138,172)     (116,228,250)
                                                --------------    --------------    --------------    --------------
Net decrease -- Class B                            (14,947,597)     (130,240,598)      (12,749,459)     (104,864,683)
                                                --------------    --------------    --------------    --------------
CLASS C SHARES
Sold                                                   113,688         1,001,636           226,518         1,868,007
Redeemed                                            (1,304,111)      (11,509,513)       (1,452,268)      (11,955,602)
                                                --------------    --------------    --------------    --------------
Net decrease -- Class C                             (1,190,423)      (10,507,877)       (1,225,750)      (10,087,595)
                                                --------------    --------------    --------------    --------------
CLASS D SHARES
Sold                                                     9,562            90,754           110,174           951,405
Redeemed                                               (94,938)         (888,915)         (179,248)       (1,554,260)
                                                --------------    --------------    --------------    --------------
Net decrease -- Class D                                (85,376)         (798,161)          (69,074)         (602,855)
                                                --------------    --------------    --------------    --------------
Net decrease in Fund                               (14,215,572)   $ (123,847,024)      (14,435,488)   $ (118,954,439)
                                                ==============    ==============    ==============    ==============

8. LEGAL MATTERS
The Investment Adviser, certain affiliates of the Investment Adviser, certain officers of such affiliates and certain investment companies advised by the
Investment Adviser or its affiliates, including the Fund, are named as defendants in a consolidated class action. This consolidated action also names as defendants certain individual Trustees and Directors of the Morgan Stanley funds. The consolidated amended complaint, filed in the United States District
Court Southern District of New York on April 16, 2004, generally alleges that defendants, including the Fund, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Investment
Adviser and certain affiliates of the Investment Adviser allegedly offered economic incentives to brokers and others to recommend the funds advised by the
Investment Adviser or its affiliates to investors rather than funds managed by other companies, and (ii) that the funds advised by the Investment Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their efforts to recommend these funds to investors. The complaint seeks, among other things, unspecified

                                       24

compensatory damages, rescissionary damages, fees and costs. The defendants have moved to dismiss the action and intend to otherwise vigorously defend it. On
March 10, 2005, Plaintiffs sought leave to supplement their complaint to assert claims on behalf of other investors. While the Fund and Adviser believe that each has meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of this matter.

                                       25

MORGAN STANLEY AGGRESSIVE EQUITY FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                      FOR THE YEAR ENDED JULY 31,
                                                ------------------------------------------------------------------------
                                                    2005           2004           2003           2002           2001
                                                ------------   ------------   ------------   ------------   ------------

CLASS A SHARES

SELECTED PER SHARE DATA:
Net asset value, beginning of period            $       8.34   $       7.71   $       7.51   $       9.62   $      15.24
                                                ------------   ------------   ------------   ------------   ------------
Income (loss) from investment operations:
  Net investment loss++                                (0.08)         (0.07)         (0.02)         (0.03)          0.00
  Net realized and unrealized gain (loss)               2.29           0.70           0.22          (2.05)         (3.90)
                                                ------------   ------------   ------------   ------------   ------------
Total income (loss) from investment
 operations                                             2.21           0.63           0.20          (2.08)         (3.90)
                                                ------------   ------------   ------------   ------------   ------------
Less distributions from net realized gains                 -              -              -          (0.03)         (1.72)
                                                ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                  $      10.55   $       8.34   $       7.71   $       7.51   $       9.62
                                                ============   ============   ============   ============   ============

TOTAL RETURN+                                          26.50%          8.17%          2.66%        (21.65)%       (28.31)%

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                                1.42%          1.37%          1.40%          1.29%          1.16%
Net investment loss                                    (0.75)%        (0.77)%        (0.32)%        (0.39)%        (0.03)%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands         $     42,146   $     16,564   $     18,340   $     21,888   $     39,662
Portfolio turnover rate                                  123%           219%           263%           325%           399%

----------
++   THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES
     OUTSTANDING DURING THE PERIOD.
 +   DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET
     ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC
     EXPENSES.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       26

                                                                      FOR THE YEAR ENDED JULY 31,
                                                ------------------------------------------------------------------------
                                                    2005           2004           2003           2002           2001
                                                ------------   ------------   ------------   ------------   ------------

CLASS B SHARES

SELECTED PER SHARE DATA:
Net asset value, beginning of period            $       7.98   $       7.44   $       7.31   $       9.42   $      15.08
                                                ------------   ------------   ------------   ------------   ------------
Income (loss) from investment operations:
  Net investment loss++                                (0.13)         (0.12)         (0.08)         (0.10)         (0.10)
  Net realized and unrealized gain
   (loss)                                               2.18           0.66           0.21          (1.98)         (3.84)
                                                ------------   ------------   ------------   ------------   ------------
Total income (loss) from investment
 operations                                             2.05           0.54           0.13          (2.08)         (3.94)
                                                ------------   ------------   ------------   ------------   ------------
Less distributions from net realized
 gains                                                     -              -              -          (0.03)         (1.72)
                                                ------------   ------------   ------------   ------------   ------------

Net asset value, end of period                  $      10.03   $       7.98   $       7.44   $       7.31   $       9.42
                                                ============   ============   ============   ============   ============

TOTAL RETURN+                                          25.69%          7.26%          1.78%        (22.11)%       (28.93)%

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                                2.17%          2.13%          2.15%          2.05%          1.94%
Net investment loss                                    (1.50)%        (1.53)%        (1.07)%        (1.15)%        (0.81)%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands         $    244,708   $    314,195   $    387,751   $    492,959   $    881,115
Portfolio turnover rate                                  123%           219%           263%           325%           399%

----------
++   THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES
     OUTSTANDING DURING THE PERIOD.
 +   DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET
     ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC
     EXPENSES.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       27

                                                                      FOR THE YEAR ENDED JULY 31,
                                                ------------------------------------------------------------------------
                                                    2005           2004           2003           2002           2001
                                                ------------   ------------   ------------   ------------   ------------

CLASS C SHARES

SELECTED PER SHARE DATA:
Net asset value, beginning of period            $       7.99   $       7.45   $       7.32   $       9.42   $      15.08
                                                ------------   ------------   ------------   ------------   ------------
Income (loss) from investment operations:
  Net investment loss++                                (0.13)         (0.12)         (0.08)         (0.09)         (0.10)
  Net realized and unrealized gain (loss)               2.18           0.66           0.21          (1.98)         (3.84)
                                                ------------   ------------   ------------   ------------   ------------
Total income (loss) from investment
 operations                                             2.05           0.54           0.13          (2.07)         (3.94)
                                                ------------   ------------   ------------   ------------   ------------
Less distributions from net realized gains                 -              -              -          (0.03)         (1.72)
                                                ------------   ------------   ------------   ------------   ------------

Net asset value, end of period                  $      10.04   $       7.99   $       7.45   $       7.32   $       9.42
                                                ============   ============   ============   ============   ============

TOTAL RETURN+                                          25.66%          7.25%          1.78%        (22.00)%       (28.93)%

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                                2.16%          2.12%          2.15%          1.93%          1.94%
Net investment loss                                    (1.49)%        (1.52)%        (1.07)%        (1.03)%        (0.81)%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands         $     30,386   $     33,710   $     40,555   $     49,639   $     83,603
Portfolio turnover rate                                  123%           219%           263%           325%           399%

----------
++   THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES
     OUTSTANDING DURING THE PERIOD.
 +   DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET
     ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC
     EXPENSES.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       28

                                                                      FOR THE YEAR ENDED JULY 31,
                                                ------------------------------------------------------------------------
                                                    2005           2004           2003           2002           2001
                                                ------------   ------------   ------------   ------------   ------------

CLASS D SHARES

SELECTED PER SHARE DATA:
Net asset value, beginning of period            $       8.45   $       7.80   $       7.58   $       9.68   $      15.30
                                                ------------   ------------   ------------   ------------   ------------
Income (loss) from investment operations:
  Net investment income (loss)++                       (0.05)         (0.04)         (0.01)         (0.01)          0.02
  Net realized and unrealized gain (loss)               2.32           0.69           0.23          (2.06)         (3.92)
                                                ------------   ------------   ------------   ------------   ------------
Total income (loss) from investment
 operations                                             2.27           0.65           0.22          (2.07)         (3.90)
                                                ------------   ------------   ------------   ------------   ------------
Less distributions from net realized gains                 -              -              -          (0.03)         (1.72)
                                                ------------   ------------   ------------   ------------   ------------

Net asset value, end of period                  $      10.72   $       8.45   $       7.80   $       7.58   $       9.68
                                                ============   ============   ============   ============   ============

TOTAL RETURN+                                          26.86%          8.33%          2.90%        (21.33)%       (28.26)%

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                                1.17%          1.13%          1.15%          1.05%          0.94%
Net investment income (loss)                           (0.50)%        (0.53)%        (0.07)%        (0.15)%         0.19%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands         $      1,737   $      2,091   $      2,468   $      2,622   $      5,111
Portfolio turnover rate                                  123%           219%           263%           325%           399%

----------
++   THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES
     OUTSTANDING DURING THE PERIOD.
 +   CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE
     PERIOD.
(1)  REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC
     EXPENSES.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       29

MORGAN STANLEY AGGRESSIVE EQUITY FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF
TRUSTEES OF MORGAN STANLEY AGGRESSIVE EQUITY FUND:

We have audited the accompanying statement of assets and liabilities of Morgan
Stanley Aggressive Equity Fund (the "Fund"), including the portfolio of investments, as of July 31, 2005, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan
Stanley Aggressive Equity Fund as of July 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
SEPTEMBER 16, 2005

                                       30

MORGAN STANLEY AGGRESSIVE EQUITY FUND
TRUSTEE AND OFFICER INFORMATION

INDEPENDENT TRUSTEES:

                                                                                       NUMBER OF
                                                                                      PORTFOLIOS
                                          TERM OF                                      IN FUND
                          POSITION(S)   OFFICE AND                                     COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH     LENGTH OF   PRINCIPAL OCCUPATION(S) DURING    OVERSEEN         OTHER DIRECTORSHIPS
  INDEPENDENT TRUSTEE     REGISTRANT   TIME SERVED*          PAST 5 YEARS**          BY TRUSTEE***        HELD BY TRUSTEE
------------------------  -----------  ------------  ------------------------------  -------------  ------------------------------

Michael Bozic (64)        Trustee      Since April   Private Investor; Director or   197            Director of various business
c/o Kramer Levin                       1994          Trustee of the Retail Funds                    organizations.
Naftalis & Frankel LLP                               (since April 1994) and the
Counsel to the                                       Institutional Funds (since
Independent Trustees                                 July 2003); formerly Vice
1177 Avenue of the                                   Chairman of Kmart Corporation
Americas                                             (December 1998-October 2000),
New York, NY 10036                                   Chairman and Chief Executive
                                                     Officer of Levitz Furniture
                                                     Corporation (November
                                                     1995-November 1998) and
                                                     President and Chief Executive
                                                     Officer of Hills Department
                                                     Stores (May 1991-July 1995);
                                                     formerly variously Chairman,
                                                     Chief Executive Officer,
                                                     President and Chief Operating
                                                     Officer (1987-1991) of the
                                                     Sears Merchandise Group of
                                                     Sears, Roebuck & Co.

Edwin J. Garn (72)        Trustee      Since         Consultant; Director or         197            Director of Franklin Covey
1031 N. Chartwell Court                January 1993  Trustee of the Retail Funds                    (time management systems), BMW
Salt Lake City, UT 84103                             (since January 1993) and the                   Bank of North America, Inc.
                                                     Institutional Funds (since                     (industrial loan corporation),
                                                     July 2003); member of the Utah                 Escrow Bank USA (industrial
                                                     Regional Advisory Board of                     loan corporation), United
                                                     Pacific Corp. (utility                         Space Alliance (joint venture
                                                     company); formerly Managing                    between Lockheed Martin and
                                                     Director of Summit Ventures                    the Boeing Company) and Nuskin
                                                     LLC (lobbying and consulting                   Asia Pacific (multilevel
                                                     firm) (2000-2004); United                      marketing); member of the
                                                     States Senator (R-Utah)                        board of various civic and
                                                     (1974-1992) and Chairman,                      charitable organizations.
                                                     Senate Banking Committee
                                                     (1980-1986), Mayor of Salt
                                                     Lake City, Utah (1971-1974),
                                                     Astronaut, Space Shuttle
                                                     Discovery (April 12-19, 1985),
                                                     and Vice Chairman, Huntsman
                                                     Corporation (chemical
                                                     company).

Wayne E. Hedien (71)      Trustee      Since         Retired; Director or Trustee    197            Director of The PMI Group Inc.
c/o Kramer Levin                       September     of the Retail Funds (since                     (private mortgage insurance);
Naftalis & Frankel LLP                 1997          September 1997) and the                        Trustee and Vice Chairman of
Counsel to the                                       Institutional Funds (since                     The Field Museum of Natural
Independent Trustees                                 July 2003); formerly                           History; director of various
1177 Avenue of the                                   associated with the Allstate                   other business and charitable
Americas                                             Companies (1966-1994), most                    organizations.
New York, NY 10036                                   recently as Chairman of The
                                                     Allstate Corporation (March
                                                     1993-December 1994) and
                                                     Chairman and Chief Executive
                                                     Officer of its wholly-owned
                                                     subsidiary, Allstate Insurance
                                                     Company (July 1989-December
                                                     1994).

                                       31

                                                                                       NUMBER OF
                                                                                      PORTFOLIOS
                                          TERM OF                                      IN FUND
                          POSITION(S)   OFFICE AND                                     COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH     LENGTH OF   PRINCIPAL OCCUPATION(S) DURING    OVERSEEN         OTHER DIRECTORSHIPS
  INDEPENDENT TRUSTEE     REGISTRANT   TIME SERVED*          PAST 5 YEARS**          BY TRUSTEE***        HELD BY TRUSTEE
------------------------  -----------  ------------  ------------------------------  -------------  ------------------------------

Dr. Manuel H. Johnson     Trustee      Since July    Senior Partner, Johnson         197            Director of NVR, Inc. (home
(56)                                   1991          Smick International, Inc.,                     construction); Director of
c/o Johnson Smick Group,                             a consulting firm; Chairman                    KFX Energy; Director of RBS
Inc.                                                 of the Audit Committee and                     Greenwich Capital Holdings
888 16th Street, NW                                  Director or Trustee of the                     (financial holding
Suite 740                                            Retail Funds (since July                       company).
Washington, D.C. 20006                               1991) and the Institutional
                                                     Funds (since July 2003);
                                                     Co-Chairman and a founder
                                                     of the Group of Seven
                                                     Council (G7C), an
                                                     international economic
                                                     commission; formerly Vice
                                                     Chairman of the Board of
                                                     Governors of the Federal
                                                     Reserve System and
                                                     Assistant Secretary of the
                                                     U.S. Treasury.

Joseph J. Kearns (62)     Trustee      Since July    President, Kearns & Associates  198            Director of Electro Rent
c/o Kearns & Associates                2003          LLC (investment consulting);                   Corporation (equipment
LLC                                                  Deputy Chairman of the Audit                   leasing), The Ford Family
PMB754                                               Committee and Director or                      Foundation, and the UCLA
23852 Pacific Coast                                  Trustee of the Retail Funds                    Foundation.
Highway                                              (since July 2003) and the
Malibu, CA 90265                                     Institutional Funds (since
                                                     August 1994); previously
                                                     Chairman of the Audit
                                                     Committee of the Institutional
                                                     Funds (October 2001- July
                                                     2003); formerly CFO of the
                                                     J. Paul Getty Trust.

Michael E. Nugent (69)    Trustee      Since July    General Partner of Triumph      197            Director of various business
c/o Triumph Capital,                   1991          Capital, L.P., a private                       organizations.
L.P.                                                 investment partnership;
445 Park Avenue                                      Chairman of the Insurance
New York, NY 10022                                   Committee and Director or
                                                     Trustee of the Retail Funds
                                                     (since July 1991) and the
                                                     Institutional Funds (since
                                                     July 2001); formerly Vice
                                                     President, Bankers Trust
                                                     Company and BT Capital
                                                     Corporation (1984-1988).

Fergus Reid (72)          Trustee      Since July    Chairman of Lumelite Plastics   198            Trustee and Director of
c/o Lumelite Plastics                  2003          Corporation; Chairman of the                   certain investment companies
Corporation                                          Governance Committee and                       in the JPMorgan Funds complex
85 Charles Colman Blvd.                              Director or Trustee of the                     managed by J.P. Morgan
Pawling, NY 12564                                    Retail Funds (since July 2003)                 Investment Management Inc.
                                                     and the Institutional Funds
                                                     (since June 1992).

                                       32

INTERESTED TRUSTEES:

                                                                                       NUMBER OF
                                                                                      PORTFOLIOS
                                          TERM OF                                      IN FUND
                          POSITION(S)   OFFICE AND                                     COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH     LENGTH OF   PRINCIPAL OCCUPATION(S) DURING    OVERSEEN         OTHER DIRECTORSHIPS
  INTERESTED TRUSTEE      REGISTRANT   TIME SERVED*          PAST 5 YEARS**          BY TRUSTEE***        HELD BY TRUSTEE
------------------------  -----------  ------------  ------------------------------  -------------  ------------------------------

Charles A. Fiumefreddo    Chairman of  Since July    Chairman and Director or        197            None.
(72)                      the Board    1991          Trustee of the Retail Funds
c/o Morgan Stanley Trust  and Trustee                (since July 1991) and the
Harborside Financial                                 Institutional Funds (since
Center,                                              July 2003); formerly Chief
Plaza Two,                                           Executive Officer of the
Jersey City, NJ 07311                                Retail Funds (until September
                                                     2002).

James F. Higgins (57)     Trustee      Since June    Director or Trustee of the      197            Director of AXA Financial,
c/o Morgan Stanley Trust               2000          Retail Funds (since June                       Inc. and The Equitable Life
Harborside Financial                                 2000) and the Institutional                    Assurance Society of the
Center,                                              Funds (since July 2003);                       United States (financial
Plaza Two,                                           Senior Advisor of Morgan                       services).
Jersey City, NJ 07311                                Stanley (since August
                                                     2000); Director of the
                                                     Distributor and Dean Witter
                                                     Realty Inc.; previously
                                                     President and Chief
                                                     Operating Officer of the
                                                     Private Client Group of
                                                     Morgan Stanley (May 1999-
                                                     August 2000), and President
                                                     and Chief Operating Officer
                                                     of Individual Securities of
                                                     Morgan Stanley (February
                                                     1997-May 1999).

----------
  *  THIS IS THE EARLIEST DATE THE TRUSTEE BEGAN SERVING THE FUNDS ADVISED BY
     MORGAN STANLEY INVESTMENT ADVISORS INC. (THE "INVESTMENT ADVISER") (THE
     "RETAIL FUNDS").
 **  THE DATES REFERENCED BELOW INDICATING COMMENCEMENT OF SERVICES AS
     DIRECTOR/TRUSTEE FOR THE RETAIL FUNDS AND THE FUNDS ADVISED BY MORGAN
     STANLEY INVESTMENT MANAGEMENT INC. AND MORGAN STANLEY AIP GP LP (THE
     "INSTITUTIONAL FUNDS") REFLECT THE EARLIEST DATE THE DIRECTOR/TRUSTEE BEGAN
     SERVING THE RETAIL OR INSTITUTIONAL FUNDS, AS APPLICABLE.
***  THE FUND COMPLEX INCLUDES ALL OPEN-END AND CLOSED-END FUNDS (INCLUDING ALL
     OF THEIR PORTFOLIOS) ADVISED BY THE INVESTMENT ADVISER AND ANY FUNDS THAT
     HAVE AN INVESTMENT ADVISER THAT IS AN AFFILIATED PERSON OF THE INVESTMENT
     ADVISER (INCLUDING, BUT NOT LIMITED TO, MORGAN STANLEY INVESTMENT
     MANAGEMENT INC.)

                                       33

OFFICERS:

                                                  TERM OF
                                 POSITION(S)    OFFICE AND
   NAME, AGE AND ADDRESS OF       HELD WITH      LENGTH OF
      EXECUTIVE OFFICER          REGISTRANT     TIME SERVED*             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
------------------------------  -------------  --------------  -----------------------------------------------------------------

Mitchell M. Merin (51)          President      Since May 1999  President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas                                    Investment Management Inc.; President, Director and Chief
New York, NY 10020                                             Executive Officer of the Investment Adviser and the
                                                               Administrator; Chairman and Director of the Distributor; Chairman
                                                               and Director of the Transfer Agent; Director of various Morgan
                                                               Stanley subsidiaries; President of the Institutional Funds (since
                                                               July 2003) and President of the Retail Funds (since May 1999);
                                                               Trustee (since July 2003) and President (since December 2002) of the Van Kampen Closed-End Funds; Trustee and President (since
                                                               October 2002) of the Van Kampen Open-End Funds.

Ronald E. Robison (66)          Executive      Since April     Principal Executive Officer of Funds in the Fund Complex (since
1221 Avenue of the Americas     Vice           2003            May 2003); Managing Director of Morgan Stanley & Co.
New York, NY 10020              President and                  Incorporated, Morgan Stanley Investment Management Inc. and
                                Principal                      Morgan Stanley; Managing Director, Chief Administrative Officer
                                Executive                      and Director of the Investment Adviser and the Administrator;
                                Officer                        Director of the Transfer Agent; Managing Director and Director of
                                                               the Distributor; Executive Vice President and Principal Executive
                                                               Officer of the Institutional Funds (since July 2003) and the
                                                               Retail Funds (since April 2003); Director of Morgan Stanley SICAV
                                                               (since May 2004); previously, President and Director of the
                                                               Institutional Funds (March 2001-July 2003) and Chief Global
                                                               Operations Officer and Managing Director of Morgan Stanley
                                                               Investment Management Inc.

Joseph J. McAlinden (62)        Vice           Since July      Managing Director and Chief Investment Officer of the Investment
1221 Avenue of the Americas     President      1995            Adviser and Morgan Stanley Investment Management Inc.; Chief
New York, NY 10020                                             Investment Officer of the Van Kampen Funds; Vice President of the
                                                               Institutional Funds (since July 2003) and the Retail Funds (since
                                                               July 1995).

Barry Fink (50)                 Vice           Since February  General Counsel (since May 2000) and Managing Director (since
1221 Avenue of the Americas     President      1997            December 2000) of Morgan Stanley Investment Management Inc.;
New York, NY 10020                                             Managing Director (since December 2000), Secretary (since
                                                               February 1997) and Director of the Investment Adviser and the
                                                               Administrator; Vice President of the Retail Funds; Assistant
                                                               Secretary of Morgan Stanley DW; Vice President of the
                                                               Institutional Funds (since July 2003); Managing Director,
                                                               Secretary and Director of the Distributor; previously Secretary
                                                               (February 1997-July 2003) and General Counsel (February
                                                               1997-April 2004) of the Retail Funds; Vice President and
                                                               Assistant General Counsel of the Investment Adviser and the
                                                               Administrator (February 1997- December 2001).

Amy R. Doberman (43)            Vice           Since July      Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas     President      2004            Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                             Management Inc. and the Investment Adviser, Vice President of the
                                                               Institutional and Retail Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); previously, Managing
                                                               Director and General Counsel - Americas, UBS Global Asset
                                                               Management (July 2000-July 2004) and General Counsel, Aeltus
                                                               Investment Management, Inc. (January 1997-July 2000).

Carsten Otto (41)               Chief          Since October   Executive Director and U.S. Director of Compliance for Morgan
1221 Avenue of the Americas     Compliance     2004            Stanley Investment Management (since October 2004); Executive
New York, NY 10020              Officer                        Director of the Investment Adviser and Morgan Stanley Investment
                                                               Management Inc.; formerly Assistant Secretary and Assistant
                                                               General Counsel of the Morgan Stanley Retail Funds.

                                       34

                                                  TERM OF
                                 POSITION(S)    OFFICE AND
   NAME, AGE AND ADDRESS OF       HELD WITH      LENGTH OF
      EXECUTIVE OFFICER          REGISTRANT     TIME SERVED*             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
------------------------------  -------------  --------------  -----------------------------------------------------------------

Stefanie V. Chang (38)          Vice           Since July      Executive Director of Morgan Stanley & Co. Incorporated, Morgan
1221 Avenue of the Americas     President      2003            Stanley Investment Management Inc. and the Investment Adviser;
New York, NY 10020                                             Vice President of the Institutional Funds (since December 1997)
                                                               and the Retail Funds (since July 2003); formerly practiced law with the New York law firm of Rogers & Wells (now Clifford Chance
                                                               US LLP).

Francis J. Smith (39)           Treasurer and  Treasurer       Executive Director of the Investment Adviser and the
c/o Morgan Stanley Trust        Chief          since July      Administration (since December 2001); previously, Vice President
Harborside Financial Center,    Financial      2003 and Chief  of the Retail Funds (September 2002-July 2003); Vice President of
Plaza Two,                      Officer        Financial       the Investment Adviser and the Administrator (August
Jersey City, NJ 07311                          Officer since   2000-November 2001) and Senior Manager at PricewaterhouseCoopers
                                               September 2002  LLP (January 1998-August 2000).

Thomas F. Caloia (59)           Vice           Since July      Executive Director (since December 2002) and Assistant Treasurer
c/o Morgan Stanley Trust        President      2003            of the Investment Adviser, the Distributor and the Administrator;
Harborside Financial Center,                                   previously Treasurer of the Retail Funds (April 1989-July 2003);
Plaza Two,                                                     formerly First Vice President of the Investment Adviser, the
Jersey City, NJ 07311                                          Distributor and the Administrator.

Mary E. Mullin (38)             Secretary      Since July      Executive Director of Morgan Stanley & Co. Incorporated, Morgan
1221 Avenue of the Americas                    2003            Stanley Investment Management Inc. and the Investment Adviser;
New York, NY 10020                                             Secretary of the Institutional Funds (since June 1999) and the
                                                               Retail Funds (since July 2003); formerly practiced law with the
                                                               New York law firms of McDermott, Will & Emery and Skadden, Arps,
                                                               Slate, Meagher & Flom LLP.

----------
 *   THIS IS THE EARLIEST DATE THE OFFICER BEGAN SERVING THE RETAIL FUNDS. EACH
     OFFICER SERVES AN INDEFINITE TERM, UNTIL HIS OR HER SUCCESSOR IS ELECTED.
**   THE DATES REFERENCED BELOW INDICATING COMMENCEMENT OF SERVICE AS AN OFFICER
     FOR THE RETAIL AND INSTITUTIONAL FUNDS REFLECT THE EARLIEST DATE THE
     OFFICER BEGAN SERVING THE RETAIL OR INSTITUTIONAL FUNDS, AS APPLICABLE.

                                       35

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

OFFICERS
Charles A. Fiumefreddo
CHAIRMAN OF THE BOARD

Mitchell M. Merin
PRESIDENT

Ronald E. Robison
EXECUTIVE VICE PRESIDENT and PRINCIPAL EXECUTIVE OFFICER

Joseph J. McAlinden
VICE PRESIDENT

Barry Fink
VICE PRESIDENT

Amy R. Doberman
VICE PRESIDENT

Carsten Otto
CHIEF COMPLIANCE OFFICER

Stefanie V. Chang
VICE PRESIDENT

Francis J. Smith
TREASURER and CHIEF FINANCIAL OFFICER

Thomas F. Caloia
VICE PRESIDENT

Mary E. Mullin
SECRETARY

TRANSFER AGENT
Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISER
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

This report is submitted for the general information of the shareholders of the
Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of
Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the
Fund unless preceded or accompanied by an effective Prospectus. Read the
Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC.
Morgan Stanley Distributors Inc., member NASD.

(C) 2005 Morgan Stanley

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36052RPT-RA05-00749P-Y07/05

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                                                            MORGAN STANLEY FUNDS

                                                                  MORGAN STANLEY
                                                                      AGGRESSIVE
                                                                     EQUITY FUND

                                                                   ANNUAL REPORT
                                                                   JULY 31, 2005

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MORGAN STANLEY CAPITAL OPPORTUNITIES TRUST
PART B
STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information relates to the shares of Morgan Stanley Capital Opportunities Trust (‘‘Capital Opportunities’’) to be issued pursuant to an Agreement and Plan of Reorganization, dated April 25, 2006, between Capital Opportunities and Morgan Stanley Aggressive Equity Fund (‘‘Aggressive Equity’’) in connection with the acquisition by Capital Opportunities of substantially all of the assets, subject to stated liabilities, of Aggressive Equity. This Statement of Additional Information does not constitute a prospectus. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated [June 8], 2006. A copy of the Proxy Statement and Prospectus may be obtained without charge by mailing a written request to Morgan Stanley Capital Opportunities Trust, c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, NJ 07311 or by calling (800) 869-NEWS (toll-free). Please retain this document for future reference.

The date of this Statement of Additional Information is June 16, 2006.

INTRODUCTION

This Statement of Additional Information is intended to supplement the information provided in the Proxy Statement and Prospectus dated June 16, 2006 (the ‘‘Proxy Statement and Prospectus’’). The Proxy Statement and Prospectus has been sent to Aggressive Equity's shareholders in connection with the solicitation of proxies by the Board of Trustees of Aggressive Equity to be voted at the Special Meeting of Shareholders of Aggressive Equity to be held on August 1, 2006. This Statement of Additional Information incorporates by reference the Statement of Additional Information of Capital Opportunities dated March 30, 2006 and the Statement of Additional Information of Aggressive Equity dated November 30, 2005.

ADDITIONAL INFORMATION ABOUT CAPITAL OPPORTUNITIES

Fund History

For additional information about Capital Opportunities' history, see ‘‘Fund History’’ in Capital Opportunities' Statement of Additional Information.

Investment Objective, Policies and Risks

For additional information about Capital Opportunities' investment objective, policies and risks, see ‘‘Description of the Fund and Its Investments and Risks’’ in Capital Opportunities' Statement of Additional Information.

Portfolio Holdings

For additional information about Capital Opportunities' policies and procedures with respect to the disclosure of Capital Opportunities' portfolio securities to any person, see ‘‘Description of the Fund and Its Investments and Risks’’ in Capital Opportunities' Statement of Additional Information.

Management

For additional information about the Board of Trustees, officers and management personnel of Capital Opportunities, see ‘‘Management of the Fund’’ and ‘‘Investment Advisory and Other Services’’ in Capital Opportunities' Statement of Additional Information.

Investment Advisory and Other Services

For additional information about Capital Opportunities' investment adviser, Capital Opportunities' independent registered public accounting firm and other services provided to Capital Opportunities, see ‘‘Investment Advisory and Other Services’’ in Capital Opportunities' Statement of Additional Information.

Codes of Ethics

For additional information about the Codes of Ethics adopted by Capital Opportunities, Capital Opportunities' investment adviser and Capital Opportunities' distributor, see ‘‘Investment Advisory and Other Services — Codes of Ethics’’ in Capital Opportunities' Statement of Additional Information.

Proxy Voting Policies

For additional information about the voting of proxies held by Capital Opportunities, see ‘‘Investment Advisory and Other Services — Proxy Voting Policy and Proxy Voting Record’’ in Capital Opportunities' Statement of Additional Information.

Portfolio Managers

For additional information about the portfolio managers primarily responsible for the day-to-day management of Capital Opportunities, their compensation structure and their holdings in Capital Opportunities, see ‘‘Investment Advisory and Other Services — Fund Management’’ in Capital Opportunities' Statement of Additional Information.

Portfolio Transactions and Brokerage

For additional information about brokerage allocation practices, see ‘‘Brokerage Allocation and Other Practices’’ in Capital Opportunities' Statement of Additional Information.

Description of Fund Shares

For additional information about the voting rights and other characteristics of the shares of Capital Opportunities, see ‘‘Capital Stock and Other Securities’’ in Capital Opportunities' Statement of Additional Information.

Purchase, Redemption and Pricing of Shares

For additional information about the purchase and redemption of Capital Opportunities' shares and the determination of net asset value, see ‘‘Purchase, Redemption and Pricing of Shares’’ in Capital Opportunities' Statement of Additional Information.

Dividends, Distributions and Tax Status

For additional information about Capital Opportunities' policies regarding dividends and distributions and tax matters affecting Capital Opportunities and its shareholders, see ‘‘Taxation of the Fund and Shareholders’’ in Capital Opportunities' Statement of Additional Information.

Distribution of Shares

For additional information about Capital Opportunities' distributor and the distribution agreement between Capital Opportunities and its distributor, see ‘‘Investment Advisory and Other Services’’ and ‘‘Underwriters’’ in Capital Opportunities' Statement of Additional Information.

Performance Data

For additional information about Capital Opportunities' performance, see ‘‘Performance Data’’ in Capital Opportunities' Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT AGGRESSIVE EQUITY

Fund History

For additional information about Aggressive Equity's history, see ‘‘Fund History’’ in Aggressive Equity's Statement of Additional Information.

Investment Objective and Policies

For additional information about Aggressive Equity's investment objective and policies, see ‘‘Description of the Fund and Its Investments and Risks’’ in Aggressive Equity's Statement of Additional Information.

Portfolio Holdings

For additional information about Aggressive Equity's policies and procedures with respect to the disclosure of Aggressive Equity's portfolio securities to any person, see ‘‘Description of the Fund and Its Investments and Risks — Disclosure of Portfolio Holdings’’ in Aggressive Equity's Statement of Additional Information.

Management

For additional information about the Board of Trustees, officers and management personnel of Aggressive Equity, see ‘‘Management of the Fund’’ and ‘‘Investment Advisory and Other Services’’ in Aggressive Equity's Statement of Additional Information.

Investment Advisory and Other Services

For additional information about Aggressive Equity's investment adviser, independent registered public accounting firm and other services provided to Aggressive Equity, see ‘‘Investment Advisory and Other Services’’ in Aggressive Equity's Statement of Additional Information.

Codes of Ethics

For additional information about the Codes of Ethics adopted by Aggressive Equity, Aggressive Equity's investment adviser and Aggressive Equity's distributor, see ‘‘Investment Advisory and Other Services — Codes of Ethics’’ in Aggressive Equity's Statement of Additional Information.

Proxy Voting Policies

For additional information about the voting of proxies held by Aggressive Equity, see ‘‘Investment Advisory and Other Services — Proxy Voting Policy and Proxy Voting Record’’ in Aggressive Equity's Statement of Additional Information.

Portfolio Managers

For additional information about the portfolio managers primarily responsible for the day-to-day management of Aggressive Equity, their compensation structure and their holdings in Aggressive Equity, see ‘‘Investment Advisory and Other Services — Fund Management’’ in Aggressive Equity's Statement of Additional Information.

Portfolio Transactions and Brokerage

For additional information about brokerage allocation practices, see ‘‘Brokerage Allocation and Other Practices’’ in Aggressive Equity's Statement of Additional Information.

Description of Fund Shares

For additional information about the voting rights and other characteristics of the shares of Aggressive Equity, see ‘‘Capital Stock and Other Securities’’ in Aggressive Equity's Statement of Additional Information.

Purchase, Redemption and Pricing of Shares

For additional information about the purchase and redemption of Aggressive Equity's shares and the determination of net asset value, see ‘‘Purchase, Redemption and Pricing of Shares’’ in Aggressive Equity's Statement of Additional Information.

Dividends, Distributions and Tax Status

For additional information about Aggressive Equity's policies regarding dividends and distributions and tax matters affecting Aggressive Equity and its shareholders, see ‘‘Taxation of the Fund and Shareholders’’ in Aggressive Equity's Statement of Additional Information.

Distribution of Shares

For additional information about Aggressive Equity's distributor and the distribution agreement between Aggressive Equity and its distributor, see ‘‘Investment Advisory and Other Services’’ and ‘‘Underwriters’’ in Aggressive Equity's Statement of Additional Information.

Performance Data

For additional information about Aggressive Equity's performance, see ‘‘Performance Data’’ in Aggressive Equity's Statement of Additional Information.

FINANCIAL STATEMENTS

Capital Opportunities' most recent audited financial statements are set forth in Capital Opportunities' Annual Report for the fiscal year ended November 30, 2005. A copy of the Annual Report accompanies, and is incorporated by reference in, the Proxy Statement and Prospectus. Aggressive Equity's most recent audited financial statements are set forth in Aggressive Equity's Annual Report for the fiscal year ended July 31, 2005, which is incorporated by reference in the Proxy Statement and Prospectus.

Shown below are Financial Statements for both Aggressive Equity and Capital Opportunities and Pro Forma Financial Statements for the Combined Fund at January 31, 2006, as though the reorganization occurred as of that date. The first table presents Portfolio of Investments (unaudited) for both Aggressive Equity and Capital Opportunities and pro forma figures for the Combined Fund. The second table presents Statements of Assets and Liabilities (unaudited) for both Aggressive Equity and Capital Opportunities and pro forma figures for the Combined Fund. The third table presents Statements of Operations (unaudited) for both Aggressive Equity and Capital Opportunities and pro forma figures for the Combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements (unaudited).

Morgan Stanley Capital Opportunities Trust

Pro Forma Portfolio of Investments as of January 31, 2006

(unaudited)

	Morgan Stanley Capital Opportunities Trust		Morgan Stanley Aggressive Equity Fund		Combined
	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value
COMMON STOCKS (99.4%)
Advertising/Marketing Services (3.5%)
Getty Images, Inc.*	162,800	$13,292,620	143,300	$11,700,445	306,100	$24,993,065
Air Freight/Couriers (3.8%)
C.H. Robinson Worldwide, Inc.	178,900	7,238,294	157,500	6,372,450	336,400	13,610,744
Expeditors International of Washington, Inc.	102,000	7,501,080	89,800	6,603,892	191,800	14,104,972
		14,739,374		12,976,342		27,715,716
Casino/Gaming (4.3%)
International Game Technology	214,900	7,689,122	187,100	6,694,438	402,000	14,383,560
Station Casinos, Inc.	132,500	8,857,625	116,700	7,801,395	249,200	16,659,020
		16,546,747		14,495,833		31,042,580
Chemicals: Agricultural (4.2%)
Monsanto Co.	190,530	16,120,743	166,230	14,064,720	356,760	30,185,463
Discount Stores (6.8%)
Costco Wholesale Corp.	299,500	14,942,055	260,500	12,996,345	560,000	27,938,400
Sears Holdings Corp.*	93,500	11,354,640	81,600	9,909,504	175,100	21,264,144
		26,296,695		22,905,849		49,202,544
Electronic Production Equipment (1.6%)
Tessera Technologies, Inc.*	194,100	6,265,548	170,900	5,516,652	365,000	11,782,200
Financial Conglomerates (3.8%)
Brookfield Asset Management Inc. (Class A) (Canada)	277,600	14,868,256	241,800	12,950,808	519,400	27,819,064
Gas Distributors (1.0%)
Questar Corp.	46,900	3,821,412	41,300	3,365,124	88,200	7,186,536
Home Building (3.1%)
Desarrolladora Homex S.A. de C.V. (ADR) (Mexico)*	165,300	5,737,563	145,500	5,050,305	310,800	10,787,868
NVR, Inc.*	7,694	6,110,960	6,754	5,364,364	14,448	11,475,324
		11,848,523		10,414,669		22,263,192
Hotels/Resorts/Cruiselines (2.9%)
Carnival Corp. (Panama)	217,000	11,231,920	191,100	9,891,336	408,100	21,123,256
Internet Retail (1.7%)
Amazon.com, Inc.*	150,600	6,749,892	132,600	5,943,132	283,200	12,693,024
Internet Software/Services (8.6%)
Google, Inc. (Class A)*	51,600	22,355,700	45,400	19,669,550	97,000	42,025,250
Yahoo!, Inc.*	310,000	10,645,400	272,900	9,371,386	582,900	20,016,786
		33,001,100		29,040,936		62,042,036

Morgan Stanley Capital Opportunities Trust

Pro Forma Portfolio of Investments as of January 31, 2006

(unaudited)

	Morgan Stanley Capital Opportunities Trust		Morgan Stanley Aggressive Equity Fund		Combined
	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value
Investment Banks/Brokers (4.7%)
Chicago Mercantile Exchange Holdings, Inc.	19,590	$8,291,467	17,255	$7,303,179	36,845	$15,594,646
Greenhill & Co., Inc.	173,194	9,903,233	152,499	8,719,893	325,693	18,623,126
		18,194,700		16,023,072		34,217,772
Medical Specialties (2.2%)
Dade Behring Holdings, Inc.	212,400	8,311,212	187,000	7,317,310	399,400	15,628,522
Miscellaneous Commercial Services (5.9%)
Corporate Executive Board Co. (The)	202,450	17,034,143	178,200	14,993,748	380,650	32,027,891
Iron Mountain Inc.*	138,794	5,784,934	122,187	5,092,754	260,981	10,877,688
		22,819,077		20,086,502		42,905,579
Motor Vehicles (1.3%)
Harley-Davidson, Inc.	95,100	5,090,703	83,700	4,480,461	178,800	9,571,164
Oil & Gas Production (11.1%)
Southwestern Energy Co.*	157,238	6,783,248	138,486	5,974,286	295,724	12,757,534
Ultra Petroleum Corp. (Canada)*	521,780	35,893,246	459,420	31,603,502	981,200	67,496,748
		42,676,494		37,577,788		80,254,282
Other Consumer Services (6.6%)
eBay, Inc.*	443,600	19,119,160	390,600	16,834,860	834,200	35,954,020
Strayer Education, Inc.	68,900	6,101,784	60,700	5,375,592	129,600	11,477,376
		25,220,944		22,210,452		47,431,396
Packaged Software (3.3%)
Red Hat, Inc.*	199,800	5,784,210	175,900	5,092,305	375,700	10,876,515
Salesforce.com Inc.*	169,400	6,953,870	149,100	6,120,555	318,500	13,074,425
		12,738,080		11,212,860		23,950,940
Personnel Services (2.1%)
Monster Worldwide, Inc.*	186,700	7,964,622	164,400	7,013,304	351,100	14,977,926
Property – Casualty Insurers (2.9%)
Berkshire Hathaway, Inc. (Class B)*	3,772	11,059,504	3,284	9,628,688	7,056	20,688,192
Recreational Products (2.3%)
Electronic Arts, Inc.*	165,500	9,032,990	145,700	7,952,306	311,200	16,985,296
Restaurants (1.4%)
P.F. Chang's China Bistro, Inc.*	102,335	5,245,692	90,100	4,618,526	192,435	9,864,218
Semiconductors (1.7%)
Marvell Technology Group, Ltd. (Bermuda)*	96,000	6,568,320	84,500	5,781,490	180,500	12,349,810
Services to the Health Industry (2.1%)
Stericycle, Inc.*	136,461	8,156,274	120,184	7,183,398	256,645	15,339,672

Morgan Stanley Capital Opportunities Trust

Pro Forma Portfolio of Investments as of January 31, 2006

(unaudited)

	Morgan Stanley Capital Opportunities Trust		Morgan Stanley Aggressive Equity Fund		Combined
	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value
Specialty Telecommunications (2.9%)
Crown Castle International Corp.*	350,016	$11,071,006	308,116	$9,745,709	658,132	$20,816,715
Wireless Telecommunications (3.6%)
America Movil S.A. de C.V. (Series L) (ADR) (Mexico)	415,600	14,018,188	361,200	12,183,276	776,800	26,201,464
Total Common Stocks (Cost $281,822,843, $251,502,437
and $533,325,280, respectively)		382,950,636		336,280,988		719,231,624

	Principal Amount in Thousands		Principal Amount in Thousands		Principal Amount in Thousands
SHORT-TERM INVESTMENTS (1.3%)
Repurchase Agreements
Joint repurchase agreement account 4.445% due 02/01/06 (dated 01/31/06; proceeds $5,662,699, $3,327,411 and $8,990,110, respectively) (a) (Cost $5,662,000, $3,327,000 and $8,989,000, respectively)	$5,662	5,662,000	$3,327	3,327,000	$8,989	8,989,000
Total Investments
(Cost$287,484,843,$254,829,437and$542,314,280,respectively)(b)	100.7%	$388,612,636		$339,607,988		$728,220,624

ADR	American Depositary Receipt.

*	Non-income producing security.

(a)	Collateralized by federal agency and U.S. Treasury obligations.

(b)	The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Morgan Stanley Capital Opportunities Trust	$103,632,713	$2,504,920	$101,127,793
Morgan Stanley Aggressive Equity Fund	85,242,690	464,139	84,778,551
Combined	$188,875,403	$2,969,059	$185,906,344

Morgan Stanley Capital Opportunities Trust

Pro-Forma Financial Statements
Statement of Assets And Liabilities
January 31, 2006 (unaudited)

	Morgan Stanley Capital Opportunities Trust	Morgan Stanley Aggressive Equity Fund	Pro-Forma Adjustments		Combined
ASSETS:
Investments in securities, at value (cost $287,484,843, $254,829,437 and $542,314,280, respectively)	$388,612,636	$339,607,988	—		$728,220,624
Cash	731	970	—		1,701
Receivable for:
Investments sold	834,711	712,907	—		1,547,618
Shares of beneficial interest sold	873,402	347,480	—		1,220,882
Dividends	34,575	30,150	—		64,725
Foreign withholding taxes reclaimed	—	7,071	—		7,071
Prepaid expenses and other assets	21,760	68,935	—		90,695
Receivable from affiliate	106,208	2,732	—		108,940
TOTAL ASSETS	390,484,023	340,778,233	—		731,262,256
LIABILITIES:
Payable for:
Securities purchased	2,770,604	2,400,846	—		5,171,450
Shares of beneficial interest redeemed	574,926	487,514	—		1,062,440
Distribution fee	168,924	255,520	—		424,444
Investment advisory fee	224,012	194,976	—		418,988
Transfer agent fee	33,999	27,876	—		61,875
Administration fee	26,748	23,281	—		50,029
Accrued expenses and other payables	116,668	44,009	$440,000	(1)	600,677
TOTAL LIABILITIES	3,915,881	3,434,022	440,000		7,789,903
NET ASSETS	$386,568,142	$337,344,211	$(440,000)		$723,472,353
COMPOSITION OF NET ASSETS:
Paid-in-capital	$1,005,173,338	$630,134,281	—		$1,635,307,619
Net unrealized appreciation	101,127,793	84,780,502	—		185,908,295
Accumulated net investment loss	(511,020)	(2,261,442)	$(440,000	)(1)	(3,212,462)
Accumulated net realized loss	(719,221,969)	(375,309,130)	—		(1,094,531,099)
NET ASSETS	$386,568,142	$337,344,211	$(440,000)		$723,472,353
CLASS A SHARES:
Net Assets	$130,655,618	$51,428,386	$(148,715	)(1)	$181,935,289
Shares Outstanding (unlimited authorized, $.01 par value)	6,610,237	4,085,640	(1,484,305	)(2)	9,211,572
NET ASSET VALUE PER SHARE	$19.77	$12.59			$19.75
Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$20.87	$13.29			$20.84

	Morgan Stanley Capital Opportunities Trust	Morgan Stanley Aggressive Equity Fund	Pro-Forma Adjustments	Combined
CLASS B SHARES:
Net Assets	$146,079,568	$249,506,249	$(166,271) (1)	$395,419,546
Shares Outstanding (unlimited authorized, $.01 par value)	7,846,493	20,936,392	(7,536,486) (2)	21,246,399
NET ASSET VALUE PER SHARE	$18.62	$11.92		$18.61
CLASS C SHARES:
Net Assets	$15,887,468	$31,680,325	$(18,083) (1)	$47,549,710
Shares Outstanding (unlimited authorized, $.01 par value)	856,972	2,655,164	(946,409) (2)	2,565,727
NET ASSET VALUE PER SHARE	$18.54	$11.93		$18.53
CLASS D SHARES:
Net Assets	$93,945,488	$4,729,251	$(106,931) (1)	$98,567,808
Shares Outstanding (unlimited authorized, $.01 par value)	4,670,027	369,476	(134,424) (2)	4,905,079
NET ASSET VALUE PER SHARE	$20.12	$12.80		$20.10

(1)	Represents a non-recurring cost in connection with the reorganization which will be borne by Morgan Stanley Capital Opportunities Trust.

(2)	Represents the difference between total additional shares to be issued (see Note 2) and current Morgan Stanley Aggressive Equity Fund shares outstanding.

See Notes to Pro Forma Financial Statements

Morgan Stanley Capital Opportunities Trust

Pro-Forma Financial Statements
Statement of Operations
For the Twelve Months Ended January 31, 2006 (unaudited)

	Morgan Stanley Capital Opportunities Trust	Morgan Stanley Aggressive Equity Fund	Pro-Forma Adjustments		Combined
NET INVESTMENT INCOME:
INCOME
Dividends (net of $14,881, $0 and $14,881, foreign withholding tax, respectively)	$ 1,790,822	$ 1,822,430	—		$ 3,613,252
Interest	163,879	129,121	—		293,000
TOTAL INCOME	1,954,701	1,951,551	—		3,906,252
EXPENSES
Investment advisory fee	2,373,681	2,117,050	$(42,565	)(1)	4,448,166
Distribution fee (Class A shares)	215,662	107,460	—		323,122
Distribution fee (Class B shares)	1,641,263	2,398,466	—		4,039,729
Distribution fee (Class C shares)	141,895	300,035	—		441,930
Transfer agent fees and expenses	1,340,714	966,988	—		2,307,702
Administration fee	283,424	252,782	—		536,206
Shareholder reports and notices	147,328	129,793	(51,917	)(2)	225,204
Professional fees	115,485	69,268	(89,126	)(2)	95,627
Registration fees	52,277	49,023	(19,116	)(2)	82,184
Custodian fees	26,293	25,659	—		51,952
Trustees' fees and expenses	5,497	3,285	—		8,782
Other	29,118	19,726	(610	)(2)	48,234
TOTAL EXPENSES	6,372,637	6,439,535	(203,334)		12,608,838
NET INVESTMENT LOSS	(4,417,936)	(4,487,984)	203,334		(8,702,586)
NET REALIZED AND UNREALIZED GAIN:
Net realized gain	57,508,792	40,520,319	—		98,029,111
Net change in unrealized appreciation/depreciation	49,408,438	49,120,823	—		98,529,261
NET GAIN	106,917,230	89,641,142	—		196,558,372
Net Increase	$102,499,294	$85,153,158	$203,334		$187,855,786

(1)	Reflects adjustment to investment management fees based on Morgan Stanley Capital Opportunities Trust's fee schedule.

(2)	Reflects elimination of duplicate services or fees.

See Notes to Pro Forma Financial Statements

Morgan Stanley Capital Opportunities Trust

Notes to Pro Forma Financial Statements
(unaudited)

1.    Basis of Combination —   The Pro Forma Statement of Assets and Liabilities, including the Portfolio of Investments, at January 31, 2006 and the related Statement of Operations (‘‘Pro Forma Statements’’) for the twelve months ended January 31, 2006, reflect the accounts of Morgan Stanley Capital Opportunities Trust (‘‘Capital Opportunities’’) and Morgan Stanley Aggressive Equity Fund (‘‘Aggressive Equity’’).

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of Aggressive Equity in exchange for shares in Capital Opportunities. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included in its Statement of Additional Information.

2.    Shares of Beneficial Interest —   The pro forma net asset value per share assumes the issuance of additional shares of Capital Opportunities which would have been issued on January 31, 2006 in connection with the proposed reorganization. Shareholders of Aggressive Equity would become shareholders of Capital Opportunities receiving shares of the corresponding class of Capital Opportunities equal to the value of their holdings in Aggressive Equity. The amount of additional shares assumed to be issued was calculated based on the January 31, 2006 net assets of Aggressive Equity and the net asset value per share of Capital Opportunities as follows:

	Class A	Class B	Class C	Class D
Aggressive Equity pre-merger shares	4,085,640	20,936,392	2,655,164	369,476
Aggressive Equity net assets	$51,428,386	$249,506,249	$31,680,325	$4,729,251
Net asset value per share — Capital Opportunities	$19.77	$18.62	$18.54	$20.12
Capital Opportunities merger shares issued	2,601,335	13,399,906	1,708,755	235,052
Difference between total additional shares to be issued and pre-merger Aggressive Equity shares outstanding	(1,484,305)	(7,536,486)	(946,409)	(134,424)

3.    Pro Forma Operations —   The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro-forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for Capital Opportunities at the combined level of average net assets for the twelve months ended January 31, 2006. The Pro Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

4.    There is no guarantee that the portfolio of investments of Capital Opportunities on the closing date of the Reorganization will match the Pro Forma Portfolio of Investments presented herein. Capital

Opportunities has no plan to sell any securities acquired in the Reorganization, other than in a manner consistent with Capital Opportunities' current investment objectives, strategies, policies, risks and restrictions. No securities are required to be sold in connection with the Reorganization.

5.    As of January 31, 2006, the unreimbursed distribution expenses of Aggressive Equity were $20,449,315. Subsequent to the merger, these unreimbursed distribution expenses may be recovered under the Capital Opportunities' 12b-1 Plan. There is no legal obligation for Capital Opportunities to pay these unreimbursed expenses, if for any reason the Plan is terminated; however, the Trustees will consider at that time the manner in which to treat such expenses.’’

STATEMENT OF ADDITIONAL INFORMATION

MORGAN STANLEY
CAPITAL OPPORTUNITIES TRUST

MARCH 30, 2006

--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus. The
Prospectus (dated March 30, 2006) for Morgan Stanley Capital Opportunities Trust
may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.

     The Fund's audited financial statements for the fiscal year ended November
30, 2005, including notes thereto and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund's annual report. A copy of the
Fund's Annual Report to Shareholders must accompany the delivery of this
Statement of Additional Information.

Morgan Stanley
Capital Opportunities Trust
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

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                                        2

                       GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this Statement of
Additional Information (other terms used occasionally are defined in the text of the document).

     "Administrator" or "Morgan Stanley Services" -- Morgan Stanley Services
Company Inc., a wholly-owned fund services subsidiary of the Investment
Adviser.

     "Custodian" -- The Bank of New York.

     "Distributor" -- Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Financial Advisors" -- Morgan Stanley authorized financial services representatives.

     "Fund" -- Morgan Stanley Capital Opportunities Trust, a registered open-end investment company.

     "Independent Trustees" -- Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company
Act")) of the Fund.

     "Investment Adviser" -- Morgan Stanley Investment Advisors Inc., a
wholly-owned investment adviser subsidiary of Morgan Stanley.

     "Morgan Stanley & Co." -- Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley DW" -- Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley Funds" -- Registered investment companies for which the
Investment Adviser serves as the investment adviser and that hold themselves out to investors as related companies for investment and investor services.

     "Transfer Agent" -- Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

     "Trustees" -- The Board of Trustees of the Fund.

                                        3

I. FUND HISTORY
--------------------------------------------------------------------------------
     The Fund was organized as a Massachusetts business trust under a
Declaration of Trust on October 17, 1995 with the name "TCW/DW Mid-Cap Equity
Trust." On February 25, 1999, the Fund's Trustees adopted an Amendment to the
Fund's Declaration of Trust changing the name of the Fund to Morgan Stanley Dean
Witter Mid-Cap Equity Trust, effective June 28, 1999. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Mid-Cap Equity Trust. Effective
January 29, 2002, the Fund's name was changed to Morgan Stanley Capital
Opportunities Trust.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------
A. CLASSIFICATION

     The Fund is an open-end, diversified management investment company whose investment objective is to seek long-term capital appreciation.

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal
Investment Strategies," "Principal Risks," "Additional Investment Strategy
Information" and "Additional Risk Information."

     MONEY MARKET SECURITIES. The Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S.
government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the
Export-Import Bank of the United States, Federal Housing Administration and
Government National Mortgage Association) or its instrumentalities (such as the
Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S.
Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance
Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

     Commercial Paper. Commercial paper rated within the two highest grades by
Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc.
("S&P") or by Moody's Investor's Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements,

                                        4

which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the
Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

     ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

     A zero coupon security pays no interest to its holder during its life.
Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

     INVESTMENT IN REAL ESTATE INVESTMENT Trusts. Real Estate Investment Trusts
("REITs") pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year.
Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid
REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types.
Mortgage REITs invest the majority of their assets in real estate mortgaqes and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

     A shareholder in the Fund, by investing in REITs indirectly through the
Fund, will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the

                                        5

underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type.
REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the Investment Company
Act.

     LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund employs an agent to implement the securities lending program and the agent receives a fee from the
Fund for its services. The Fund will not lend more than 331|M/3% of the value of
its total assets.

     The Fund may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment
Company Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned;
(ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to market" on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receive a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value.
In addition, voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of a vote that the
Investment Adviser deems material to the security on loan.

     There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities.
However, loans will be made only to borrowers deemed by the Investment Adviser to be creditworthy and when, in the judgment of the Investment Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Trustees. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From
time to time, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis.
When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment may take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the
Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which

                                        6

it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a
"when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the
Fund will also establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

     An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

     PRIVATE PLACEMENTS AND RESTRICTED SECURITIES. The Fund may invest up to 15%
of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable.
(Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Adviser, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     CONVERTIBLE SECURITIES. The Fund may invest in securities which are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value.
(This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.

                                        7

     Up to 5% of the Fund's net assets may be invested in convertible securities and other fixed-income securities that are below investment grade. Debt securities rated below investment grade are commonly known as "junk bonds."
Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

     FOREIGN INVESTMENT. Investing in foreign securities involves certain special considerations which are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic development which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently is higher than the costs of investing in the United States. Although the Investment Adviser endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on
U.S. exchanges.

     Investments in securities of foreign issuers generally are denominated in foreign currencies. Accordingly, the value of the Fund's assets, as measured in
U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies.

     Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

     EMERGING MARKET SECURITIES. An emerging market security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. Based on these criteria it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of these characteristics in connection with any emerging market country not to be considered an emerging market security if it has one or more of these characteristics in connection with a developed country.

     Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and
Development (more commonly known as the World Bank) and the International
Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

     The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.
Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely effected by economic conditions in the countries with which they trade.

                                        8

     Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in certain fixed income securities and domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

     Investment in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history.
In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic development (including war) that could affect adversely the economies of such countries or the value of the Fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

     Investments in emerging markets may also be exposed to an extra degree of custodial and/ or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

     DEPOSITARY RECEIPTS. Depositary Receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American
Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United
States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S.
financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally,
Depositary Receipts in registered form are designed for use in the U.S.
securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

     Depositary Receipts may be "sponsored" or "unsponsored." Sponsored
Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary
Receipts. For purposes of the Fund's investment policies, the Fund's investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to

                                        9

purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with U.S. banks and their foreign branches, insurance companies and other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     The Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in
U.S. dollars or some other foreign currency, which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

     The Investment Adviser also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency"
hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

     The Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the
Fund to deliver an amount of foreign currency in excess of the value of the
Fund's portfolio securities.

     When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intent to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies.
Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

     Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses.
These contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

     WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may acquire warrants and subscription rights attached to other securities. The Fund may invest up to 5%
of the value of its net assets in warrants, including not more than 2% in warrants not listed on either the New York or American Stock Exchange. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has

                                       10

a life of two to four weeks and a subscription price lower than the current market value of the common stock. The Fund may invest up to 5% of the value of its net assets in rights.

     HIGH YIELD, HIGH RISK SECURITIES. Because of the ability of the Fund to invest in certain high yield, high risk convertible and other fixed-income securities (commonly known as "junk bonds"), the Investment Adviser must take into account the special nature of such securities and certain special considerations in assessing the risks associated with such investments. Although the growth of the high yield securities market in the 1980s had paralleled a long economic expansion, since that time many issuers have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on the high yield bond market and on the value of the high yield securities held by the Fund, as well as on the ability of the securities' issuers to repay principal and interest on their borrowings.

     The prices of high yield securities have been found to be less sensitive to changes in prevailing interest rates than higher-rated investments but more sensitive to adverse economic changes or individual corporate developments.
During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of high yield securities and a corresponding volatility in the net asset value of a share of the Fund.

     The secondary market for high yield securities may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The limited liquidity of the market may also adversely affect the ability of the Trustees to arrive at a fair value for certain high yield securities at certain times and could make it difficult for the Fund to sell certain securities. In addition, new laws and potential new laws may have an adverse effect upon the value of high yield securities and a corresponding negative impact upon the net asset value of a share of the Fund.

C. FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment, except in the case of borrowing and investments in illiquid securities; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio, except in the case of borrowing and investments in illiquid securities;

     The Fund will:

    1. Seek long-term capital appreciation.

     The Fund may not:

    1. As to 75% of its assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

    2. As to 75% of its assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

    3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to cash equivalents.

                                       11

    4. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than 3 years of continuous operation. This restriction does not apply to any obligation of the U.S. Government, its agencies or instrumentalities.

    5. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

    6. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

    7. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor these programs.

    8. Purchase or sell commodities or commodities contracts.

    9. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes, in amounts not exceeding 5% of its total assets
       (not including the amount borrowed).

   10. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings.

   11. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) borrowing money; or (d) lending portfolio securities.

   12. Make loans of money or securities, except: (a) by the purchase of portfolio securities; (b) by investment in repurchase agreements; or (c)
       by lending its portfolio securities.

   13. Make short sales of securities.

   14. Purchase securities on margin, except for short-term loans as are necessary for the clearance of portfolio securities.

   15. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

   16. Invest for the purpose of exercising control or management of any other issuer.

   17. Purchase warrants if, as a result, the Fund would then have either more than 5% of its net assets invested in warrants or more than 2% of its net assets invested in warrants not listed on the New York or American Stock
       Exchange.

   18. Invest in options or futures contracts.

     In addition, as a non-fundamental policy, the Fund will not invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or
12(d)(1)(J) of the Investment Company Act.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

D. DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund's Board of Trustees and the Investment Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the
"Policy"). Pursuant to the Policy, the Investment Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the
Fund's and the Investment Adviser's fiduciary duties to Fund shareholders. The
Investment Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies

                                       12

or accounts managed by the Investment Adviser or by any affiliated person of the
Investment Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

     The Fund makes available on its public website the following portfolio holdings information:

   o  Complete portfolio holdings information quarterly on a calendar quarter basis with a minimum 30 calendar day lag.

   o Top 10 (or top 15) holdings monthly with a minimum 15 business day lag.

     The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

     All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

     The Fund may make selective disclosure of non-public portfolio holdings.
Third parties eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Investment Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

     The Investment Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a nondisclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Investment Adviser or any affiliate of the Investment Adviser (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM
Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

     Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the
Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

     The Fund may discuss or otherwise disclose performance attribution analyses
(i.e., mention the effects of having a particular security in the portfolio(s))
where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

     The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

     The Investment Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the
Fund's portfolio securities. Provided that the recipient of

                                       13

the information falls into one or more of the categories listed below, and the recipient has entered into a nondisclosure agreement with the Fund, or owes a duty of trust or confidence to the Investment Adviser or the Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee
("PHRC") or the Fund's Board of Trustees. In all such instances, however, the
PHRC will be responsible for reporting to the Fund's Board of Trustees, or designated Committee thereof, material information concerning the ongoing arrangements at each Board's next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers.

     The Investment Adviser and/or the Fund currently have entered into ongoing arrangements with the following parties:

NAME                                   INFORMATION DISCLOSED            FREQUENCY(1)                   LAG TIME
-------------------------------- -------------------------------- ------------------------ -------------------------------

SERVICE PROVIDERS
Institutional Shareholder        Complete portfolio holdings      Twice a month                         (2)
 Services (ISS) (proxy
 voting agent)(*)
FT Interactive Data Pricing      Complete portfolio holdings      As needed                             (2)
 Service Provider(*)
Morgan Stanley Trust(*)          Complete portfolio holdings      As needed                             (2)
The Bank of New York(*)          Complete portfolio holdings      As needed                             (2)
FUND RATING AGENCIES
     Lipper(*)                   Top ten and Complete             Quarterly basis          Approximately 15 days after
                                 portfolio holdings                                        quarter end and approximately
                                                                                           30 days after quarter end
Morningstar(**)                  Top ten and Complete             Quarterly basis          Approximately 15 days after
                                 portfolio holdings                                        quarter end and approximately
                                                                                           30 days after quarter end
Standard & Poor's(*)             Complete portfolio holdings      Quarterly basis          Approximately 15 day lag
Investment Company               Top Ten portfolio holdings       Quarterly basis          Approximately 15 days after
  Institute(**)                                                                            quarter end
CONSULTANTS AND ANALYSTS
Americh Massena &                Top Ten and Complete             Quarterly basis(5)       Approximately 10-12 days after
 Associates, Inc.(*)             portfolio holdings                                        quarter end
  Bloomberg(**)                  Complete portfolio holdings      Quarterly basis          Approximately 30 days after
                                                                                           quarter end
Callan Associates(*)             Top Ten and Complete             Monthly and quarterly    Approximately 10-12 days after
                                 portfolio holdings               basis, respectively(5)   month/quarter end
Cambridge Associates(*)          Top Ten and Complete             Quarterly basis(5)       Approximately 10-12 days after
                                 portfolio holdings                                        quarter end
  Citigroup(*)                   Complete portfolio holdings      Quarterly basis(5)       At least one day after quarter
                                                                                           end
CTC Consulting, Inc.(**)         Top Ten and Complete             Quarterly basis          Approximately 15 days after
                                 portfolio holdings                                        quarter end and approximately
                                                                                           30 days after quarter end,
                                                                                           respectively
Evaluation Associates(*)         Top Ten and Complete             Monthly and quarterly    Approximately 10-12 days after
                                 portfolio holdings               basis, respectively(5)   month/quarter end
Fund Evaluation Group(**)        Top Ten portfolio holdings(3)    Quarterly basis          At least 15 days after quarter
                                                                                           end
Jeffrey Slocum &                 Complete portfolio holdings(4)   Quarterly basis(5)       Approximately 10-12 days after
 Associates(*)                                                                             quarter end
Hammond Associates(**)           Complete portfolio holdings(4)   Quarterly basis          At least 30 days after quarter
                                                                                           end
Hartland & Co.(**)               Complete portfolio holdings(4)   Quarterly basis          At least 30 days after quarter
                                                                                           end
Hewitt Associates(*)             Top Ten and Complete             Monthly and quarterly    Approximately 10-12 days after
                                 portfolio holdings               basis, respectively(5)   month/quarter end

                                       14

NAME                                       INFORMATION DISCLOSED            FREQUENCY(1)                     LAG TIME
------------------------------------ -------------------------------- ------------------------ -----------------------------------

Merrill Lynch(*)                     Top Ten and Complete             Monthly and quarterly    Approximately 10-12 days after
                                     portfolio holdings               basis, respectively(5)   month/quarter end
Mobius(**)                           Top Ten portfolio holdings(3)    Monthly basis            At least 15 days after month end
Nelsons(**)                          Top Ten portfolio holdings(3)    Quarterly basis          At least 15 days after quarter
                                                                                               end
Prime Buchholz &                     Complete portfolio holdings(4)   Quarterly basis          At least 30 days after quarter
 Associates, Inc.(**)                                                                          end
    PSN(**)                          Top Ten portfolio holdings(3)    Quarterly basis          At least 15 days after quarter
                                                                                               end
PFM Asset Management                 Top Ten and Complete             Quarterly basis(5)       Approximately 10-12 days after
    LLC(*)                           portfolio holdings                                        quarter end
Russell Investment                   Top Ten and Complete             Monthly and quarterly    At least 15 days after month end
 Group/Russell/Mellon                portfolio holdings               basis                    and at least 30 days after quarter
 Analytical Services, Inc.(**)                                                                 end, respectively
Stratford Advisory Group,            Top Ten portfolio holdings(6)    Quarterly basis(5)       Approximately 10-12 days after
   Inc.(*)                                                                                     quarter end
Thompson Financial(**)               Complete portfolio holdings(4)   Quarterly basis          At least 30 days after quarter
                                                                                               end
Watershed Investment                 Top Ten and Complete             Quarterly basis(5)       Approximately 10-12 days after
 Consultants, Inc.(*)                portfolio holdings                                        quarter end
Yanni Partners(**)                   Top Ten portfolio holdings(3)    Quarterly basis          At least 15 days after quarter
                                                                                               end

PORTFOLIO ANALYTICS PROVIDERS
Fact Set(*)                          Complete Portfolio Holdings      Daily                    One day

----------

(*)   This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**)  The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.

(1)   Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

(2)   Information will typically be provided on a real time basis or as soon thereafter as possible.

(3)   Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

(4)   Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

(5)   This information will also be provided upon request from time to time.

(6)   Complete portfolio holdings will also be provided upon request from time to time.

     In addition, persons who owe a duty of trust or confidence to the
Investment Adviser or the Fund may receive non-public portfolio holdings information without entering into a non disclosure agreement. Currently, these persons include, (i) the Fund's independent registered public accounting firm
(as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the Independent Trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

     All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund's Board of Trustees (or designated
Committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (discussed above); (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC; (iii) broker-dealer interest lists;
(iv) shareholder in-kind distributions; (v) attribution analysis; or (vi) in connection with transition managers. The Investment Adviser shall report quarterly to the Board of Trustees (or a designated Committee thereof)
information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Investment Manager and, for those recipients receiving information electronically,

                                       15

acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the nonpublic information.

     In no instance may the Investment Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.

     The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

     (a) The PHRC, which will consist of executive officers of the Fund and the
Investment Adviser or their designees, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

     (b) The PHRC will periodically review and have the authority to amend as necessary the Fund's portfolio holdings disclosure policies and guidelines (as expressed by the Policy).

     (c) The PHRC will meet at least quarterly to (among other matters): (1)
address any outstanding issues relating to the Policy; including matters relating to (i) disclosures made to third parties pursuant to ongoing arrangements (described above); (ii) broker-dealer interest lists; (iii)
shareholder in-kind distributions; (iv) attribution analyses; or (v) in connection with transition managers; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Investment Adviser employs to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of
Fund shareholders, on the one hand, and those of the Investment Adviser, the
Distributor or any affiliated person of the Fund, the Investment Adviser or the
Distributor on the other.

     (d) Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third-party that is not listed in (c) above may receive non-public portfolio holdings information pursuant to a validly executed nondisclosure agreement. At least three members of the PHRC, or their designees, and one member of the Fund's Audit Committee, or his or her designee, shall be present at the Special Meeting in order to constitute a quorum. At any Special
Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote; provided, however, that the Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.

     (e) The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) for a period of at least six years. The PHRC, or its designee(s), will report their decisions to the Board of Trustees at each
Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

                                       16

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund, but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Adviser to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION

     TRUSTEES AND OFFICERS. The Board of the Fund consists of nine Trustees.
These same individuals also serve as directors or trustees for all of the funds advised by the Investment Adviser (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP
LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser's parent company, Morgan Stanley. These are the "non-interested" or "Independent"
Trustees. The other two Trustees (the "Management Trustees") are affiliated with the Investment Adviser.

     The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below)
overseen by each Independent Trustee (as of December 31, 2005) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios)
advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

                                       17

                                                                                            NUMBER OF
                                                                                           PORTFOLIOS
                                                                                             IN FUND
                              POSITIONS(S) LENGTH OF                                         COMPLEX
   NAME, AGE AND ADDRESS OF    HELD WITH     TIME       PRINCIPAL OCCUPATION(S) DURING      OVERSEEN     OTHER DIRECTORSHIPS HELD
     INDEPENDENT TRUSTEE       REGISTRANT   SERVED*             PAST 5 YEARS**             BY TRUSTEE           BY TRUSTEE
----------------------------- ------------ --------- ------------------------------------ ------------ ----------------------------

Michael Bozic (65)            Trustee      Since     Private investor; Director or        197          Director of various
c/o Kramer Levin Naftalis &                April     Trustee of the Retail Funds                       business organizations.
Frankel LLP                                1994      (since April 1994) and the
Counsel to the                                       Institutional Funds (since July
Independent Trustees                                 2003); formerly Vice Chairman of
1177 Avenue of the Americas                          Kmart Corporation (December
New York, NY 10036                                   1998- October 2000), Chairman
                                                     and Chief Executive Officer of
                                                     Levitz Furniture Corporation
                                                     (November 1995-November
                                                     1998) and President and Chief
                                                     Executive Officer of Hills
                                                     Department Stores (May 1991-
                                                     July 1995); formerly variously
                                                     Chairman, Chief Executive
                                                     Officer, President and Chief
                                                     Operating Officer (1987-1991) of
                                                     the Sears Merchandise Group of
                                                     Sears, Roebuck & Co.
Edwin J. Garn (73)            Trustee      Since     Consultant; Director or Trustee of   197          Director of Franklin Covey
1031 N. Chartwell Court                    January   the Retail Funds (since January                   (time management
Salt Lake City, UT 84103                   1993      1993) and the Institutional Funds                 systems), BMW Bank of
                                                     (since July 2003); member of the                  North America, Inc.
                                                     Utah Regional Advisory Board of                   (industrial loan
                                                     Pacific Corp. (utility company);                  corporation), Escrow Bank
                                                     formerly Managing Director of                     USA (industrial loan
                                                     Summit Ventures LLC                               corporation), United Space
                                                     (2000-2004) (lobbying and                         Alliance (joint venture
                                                     consulting firm); United States                   between Lockheed Martin
                                                     Senator (R-Utah) (1974-1992)                      and the Boeing Company)
                                                     and Chairman, Senate Banking                      and Nuskin Asia Pacific
                                                     Committee (1980-1986), Mayor                      (multilevel marketing);
                                                     of Salt Lake City, Utah                           member of the board of
                                                     (1971-1974), Astronaut, Space                     various civic and
                                                     Shuttle Discovery (April 12-19,                   charitable organizations.
                                                     1985), and Vice Chairman,
                                                     Huntsman Corporation (chemical
                                                     company).
Wayne E. Hedien (72)          Trustee      Since     Retired; Director or Trustee         197          Director of The PMI Group
c/o Kramer Levin Naftalis &                September of the Retail Funds (since                        Inc. (private mortgage
Frankel LLP                                1997      September 1997) and the                           insurance); Trustee and
Counsel to the                                       Institutional Funds (since                        Vice Chairman of The
Independent Trustees                                 July 2003); formerly                              Field Museum of Natural
1177 Avenue of the Americas                          associated with the Allstate                      History; director of
New York, NY 10036                                   Companies (1966-1994), most                       various other business
                                                     recently as Chairman of The                       and charitable
                                                     Allstate Corporation (March                       organizations.
                                                     1993-December 1994) and
                                                     Chairman and Chief Executive
                                                     Officer of its wholly-owned
                                                     subsidiary, Allstate Insurance
                                                     Company (July 1989-December
                                                     1994).

----------
*     This is the earliest date the Trustee began serving the Retail Funds. Each
      Trustee serves an indefinite term, until his or her successor is elected.

**    The dates referenced below indicating commencement of service as
      Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or
      Institutional Funds, as applicable.

                                       18

                                                                                          NUMBER OF
                                                                                         PORTFOLIOS
                                                                                           IN FUND
                               POSITION(S)   LENGTH OF                                     COMPLEX
   NAME, AGE AND ADDRESS OF     HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING    OVERSEEN    OTHER DIRECTORSHIPS HELD
     INDEPENDENT TRUSTEE        REGISTRANT    SERVED*            PAST 5 YEARS**           BY TRUSTEE          BY TRUSTEE
----------------------------- ------------- ----------- -------------------------------- ------------ --------------------------

Dr. Manuel H. Johnson (57)    Trustee       Since       Senior Partner, Johnson Smick        197      Director of NVR, Inc.
c/o Johnson Smick                           July 1991   International, Inc., a                        (home construction);
Group Inc.                                              consulting firm; Chairman of                  Director of KFX Energy;
888 16th Street, NW                                     the Audit Committee and                       Director of RBS
Suite 740                                               Director or Trustee of the                    Greenwich
Washington, D.C. 20006                                  Retail Funds (since July 1991)                Capital Holdings
                                                        and the Institutional Funds                   (financial holding
                                                        (since July 2003); Co-Chairman                company).
                                                        and a founder of the Group of
                                                        Seven Council (G7C), an
                                                        international economic
                                                        commission; formerly Vice
                                                        Chairman of the Board of
                                                        Governors of the Federal
                                                        Reserve System and Assistant
                                                        Secretary of the U.S.Treasury.
Joseph J. Kearns (63)         Trustee       Since       President, Kearns & Associates       198      Director of Electro Rent
c/o Kearns & Associates LLC                 July 2003   LLC (investment consulting);                  Corporation (equipment
PMB754                                                  Deputy Chairman of the Audit                  leasing), The Ford Family
23852 Pacific Coast Highway                             Committee and Director or                     Foundation, and the UCLA
Malibu, CA 90265                                        Trustee of the Retail Funds                   Foundation.
                                                        (since July 2003) and the
                                                        Institutional Funds (since
                                                        August 1994); previously
                                                        Chairman of the Audit
                                                        Committee of the Institutional
                                                        Funds (October 2001-July
                                                        2003); formerly CFO of the J.
                                                        Paul Getty Trust.
Michael E. Nugent (69)        Trustee       Since       General Partner of Triumph           197      None.
c/o Triumph Capital, L.P.                   July 1991   Capital, L.P., a private
445 Park Avenue                                         investment partnership;
New York, NY 10022                                      Chairman of the Insurance
                                                        Committee and Director
                                                        or Trustee of the Retail
                                                        Funds (since July 1991)
                                                        and the Institutional
                                                        Funds (since July 2001);
                                                        formerly Vice President,
                                                        Bankers Trust Company
                                                        and BT Capital
                                                        Corporation (1984-1988).
Fergus Reid (73)              Trustee       Since       Chairman of Lumelite Plastics        198      Trustee and Director of
c/o Lumelite Plastics                       July 2003   Corporation; Chairman of the                  certain investment
Corporation                                             Governance Committee and                      companies in the
85 Charles Colman Blvd.                                 Director or Trustee of the                    JPMorgan Funds complex
Pawling, NY 12564                                       Retail Funds (since July 2003)                managed by J.P. Morgan
                                                        and the Institutional Funds                   Investment Management
                                                        (since June 1992).                            Inc.

----------
*     This is the earliest date the Trustee began serving the Retail Funds. Each
      Trustee serves an indefinite term, until his or her successor is elected.

**    The dates referenced below indicating commencement of service as
      Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or
      Institutional Funds, as applicable.

                                       19

     The Trustees who are affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the
Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of
December 31, 2005) and the other directorships, if any, held by the Trustee, are shown below.

                                                                                            NUMBER OF
                                                                                           PORTFOLIOS
                                                                                             IN FUND
                                                                                             COMPLEX
                                POSITION(S)   LENGTH OF                                    OVERSEEN BY
   NAME, AGE AND ADDRESS OF      HELD WITH       TIME     PRINCIPAL OCCUPATION(S) DURING   MANAGEMENT   OTHER DIRECTORSHIPS HELD
      MANAGEMENT TRUSTEE         REGISTRANT     SERVED*            PAST 5 YEARS**            TRUSTEE            BY TRUSTEE
------------------------------ ------------- ----------- -------------------------------- ------------ -------------------------

Charles A. Fiumefreddo (72)    Chairman      Since       Chairman and Director or             197      None.
c/o Morgan Stanley Trust       of the        July 1991   Trustee of the Retail Funds
Harborside Financial Center,   Board                     (since July 1991) and the
Plaza Two,                     and                       Institutional Funds (since
Jersey City, NJ 07311          Trustee                   July 2003); formerly Chief
                                                         Executive Officer of the
                                                         Retail Funds (until September
                                                         2002).
James F. Higgins (58)          Trustee       Since       Director or Trustee of the           197      Director of AXA
c/o Morgan Stanley Trust                     June        Retail Funds (since June 2000)                Financial, Inc. and The
Harborside Financial Center,                 2000        and the Institutional Funds                   Equitable Life Assurance
Plaza Two,                                               (since July 2003); Senior                     Society of the United
Jersey City, NJ 07311                                    Advisor of Morgan Stanley                     States (financial
                                                         (since August 2000); Director                 services).
                                                         of Dean Witter Realty Inc.

----------
*     This is the earliest date the Trustee began serving the Retail Funds. Each
      Trustee serves an indefinite term, until his or her successor is elected.

**    The dates referenced below indicating commencement of service as
      Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or
      Institutional Funds, as applicable.

                                       20

                                POSITION(S)            LENGTH
 NAME, AGE AND ADDRESS OF        HELD WITH             OF TIME                       PRINCIPAL OCCUPATION(S) DURING
     EXECUTIVE OFFICER          REGISTRANT             SERVED*                               PAST 5 YEARS**
--------------------------   ----------------   ---------------------   -------------------------------------------------------

Ronald E. Robison (67)       President and      President (since        President (since September 2005) and Principal
1221 Avenue of the           Principal          September 2005)         Executive Officer (since May 2003) of funds in the
Americas                     Executive          and Principal           Fund Complex; President (since September 2005)
New York, NY 10020           Officer            Executive Officer       and Principal Executive Officer (since May 2003) of
                                                (since May 2003)        the Van Kampen Funds; Managing Director of
                                                                        Morgan Stanley, Morgan Stanley Investment
                                                                        Management and Morgan Stanley & Co.
                                                                        Incorporated; Managing Director and Director of
                                                                        Morgan Stanley Investment Advisors Inc.; Managing
                                                                        Director and (since May 2002) Director of Morgan
                                                                        Stanley Investment Management Inc., Managing
                                                                        Director and (since January 2005) Director of Van
                                                                        Kampen Asset Management and Van Kampen
                                                                        Investments Inc.; Director, President (since February
                                                                        2006) and Chief Executive Officer (since February
                                                                        2006) of Morgan Stanley Services Company Inc.,
                                                                        Director of Morgan Stanley Distributors Inc., Morgan
                                                                        Stanley Distribution, Inc. and Morgan Stanley Trust;
                                                                        Director of Morgan Stanley SICAV (since May 2004).
                                                                        Formerly, Executive Vice President (July 2003 to
                                                                        September 2005) of funds in the Fund Complex and
                                                                        the Van Kampen Funds; President and Director of the
                                                                        Institutional Funds (March 2001 to July 2003); Chief
                                                                        Global Operating Officer of Morgan Stanley
                                                                        Investment Management Inc.; Chief Administrative
                                                                        Officer of Morgan Stanley Investment Advisors Inc.;
                                                                        Chief Administrative Officer of Morgan Stanley
                                                                        Services Company Inc. (November 2003 to February
                                                                        2006).

J. David Germany (51)        Vice President     Since February 2006     Managing Director and (since December 2005) Chief 25
                                                                        Cabot Square, Investment Officer - Global Fixed
                                                                        Income of Morgan Canary Wharf, London, Stanley
                                                                        Investment Advisors Inc., Morgan Stanley United Kingdom
                                                                        E144QA Investment Management Inc., Van Kampen Asset
                                                                        Management and Van Kampen Advisors Inc.; Managing
                                                                        Director and Director of Morgan Stanley Investment
                                                                        Management Ltd.; Vice President (since February 2006)
                                                                        of the Retail and Institutional Funds.

Dennis F. Shea (52)          Vice President     Since February 2006     Managing Director and (since February 2006) Chief
1221 Avenue of the                                                      Investment Officer - Global Equity of Morgan Stanley
Americas                                                                Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10036                                                      Management Inc., Van Kampen Asset Management
                                                                        and Van Kampen Advisors Inc.; Vice President (since
                                                                        February 2006) of the Retail and Institutional Funds.
                                                                        Formerly, Managing Director and Director of Global
                                                                        Equity Research at Morgan Stanley.

Barry Fink (51)              Vice President     Since February          Managing Director of Morgan Stanley Investment
1221 Avenue of the                              1997                    Management, Morgan Stanley Investment Advisors
Americas                                                                Inc. and Morgan Stanley Investment Management
New York, NY 10020                                                      Inc.; Vice President of the Retail Funds and (since
                                                                        July 2003) the Institutional Funds; Formerly, General
                                                                        Counsel (May 2000 to February 2006) of Morgan Stanley
                                                                        Investment Management; Secretary (October 2003 to
                                                                        February 2006), General Counsel (May 2004 to February
                                                                        2006) and irector (July 1998 to January 2005) of
                                                                        Morgan Stanley Investment Advisors Inc. and Morgan
                                                                        Stanley Services Company Inc.; Secretary and General
                                                                        Counsel of Morgan Stanley Investment Management Inc.
                                                                        (November 2002 to February 2006); Secretary and Director
                                                                        of Morgan Stanley Distributors Inc.; Secretary
                                                                        (February 1997 to July 2003) and General Counsel
                                                                        (February 1997 to April 2004) of the Retail Funds; Vice
                                                                        President and Assistant General Counsel of Morgan
                                                                        Stanley Investment Advisors Inc. and Morgan Stanley
                                                                        Distributors Inc. (February 1997 to December 2001).

----------
*     This is the earliest date the Officer began serving the Retail Funds. Each
      Officer serves an indefinite term, until his or her successor is elected.

**    The dates referenced below indicating commencement of service as an
      Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

                                       21

                                POSITION(S)           LENGTH
  NAME, AGE AND ADDRESS OF       HELD WITH            OF TIME                   PRINCIPAL OCCUPATION(S) DURING
     EXECUTIVE OFFICER          REGISTRANT            SERVED*                           PAST 5 YEARS**
--------------------------- ------------------ -------------------- ------------------------------------------------------

Amy R. Doberman (43)        Vice President     Since July 2004      Managing Director and General Counsel, U.S.
1221 Avenue of the                                                  Investment Management (since July 2004); Vice
Americas                                                            President of the Retail Funds and the Institutional
New York, NY 10020                                                  Funds (since July 2004); Vice President of the Van
                                                                    Kampen Funds (since August 2004); Secretary
                                                                    (since February 2006) and Managing Director (since
                                                                    July 2004) of Morgan Stanley Investment Advisors
                                                                    Inc., Morgan Stanley Services Company Inc., Morgan
                                                                    Stanley Investment Management Inc., Van Kampen
                                                                    Asset Management, Van Kampen Advisors Inc. and
                                                                    Van Kampen Investments Inc.; Secretary (since
                                                                    February 2006) of Morgan Stanley Distributors Inc.
                                                                    and Morgan Stanley Distribution, Inc. Formerly,
                                                                    Managing Director and General Counsel - Americas,
                                                                    UBS Global Asset Management (July 2000 to July
                                                                    2004).

Carsten Otto (42)           Chief Compliance   Since October 2004   Managing Director and U.S. Director of Compliance
1221 Avenue of the          Officer                                 for Morgan Stanley Investment Management (since
Americas                                                            October 2004); Managing Director and Chief
New York, NY 10020                                                  Compliance Officer (since February 2005) of Morgan
                                                                    Stanley Investment Advisors Inc. and Morgan
                                                                    Stanley Investment Management Inc. and (since
                                                                    June 2004) of Van Kampen Asset Management, Van
                                                                    Kampen Advisors Inc. and Van Kampen Investments
                                                                    Inc. Formerly, Assistant Secretary and Assistant
                                                                    General Counsel of the Retail Funds.

Stefanie V. Chang Yu (39)   Vice President     Since July 2003      Executive Director of Morgan Stanley & Co.
1221 Avenue of the                                                  Incorporated, Morgan Stanley Investment Advisors
Americas                                                            Inc., Morgan Stanley Investment Management Inc.,
New York, NY 10020                                                  Van Kampen Asset Management, Van Kampen
                                                                    Advisors Inc. and Van Kampen Investments Inc.;
                                                                    Vice President of the Retail Funds (since July 2002)
                                                                    and the Institutional Funds (since December 1997).
                                                                    Formerly, Secretary of Van Kampen Asset
                                                                    Management Inc., Van Kampen Advisors Inc. and
                                                                    Van Kampen Investments Inc. (December 2002 to
                                                                    February 2006); Secretary of Morgan Stanley
                                                                    Distribution, Inc. (October 2005 to February 2006).

Francis J. Smith (40)       Treasurer          Treasurer since      Executive Director of Morgan Stanley Investment
c/o Morgan Stanley Trust    and Chief          July 2003 and        Advisors Inc. and Morgan Stanley Services Company
Harborside Financial        Financial          Chief Financial      Inc.; Treasurer and Chief Financial Officer of the
Center,                     Officer            Officer since        Retail Funds (since July 2003). Formerly Vice
Plaza Two,                                     September 2002       President of the Retail Funds (September 2002 to
Jersey City, NJ 07311                                               July 2003).

Thomas F. Caloia (59)       Vice President     Since July 2003      Executive Director of Morgan Stanley Investment
c/o Morgan Stanley Trust                                            Advisors Inc. and Morgan Stanley Services Company
Harborside Financial                                                Inc.; Assistant Treasurer of Morgan Stanley
Center,                                                             Investment Advisors Inc., Morgan Stanley Services
Plaza Two,                                                          Company Inc. and Morgan Stanley Distributors Inc.;
Jersey City, NJ 07311                                               Vice President of the Retail Funds. Formerly,
                                                                    Treasurer of the Retail Funds (April 1989-July 2003).

Mary E. Mullin (38)         Secretary          Since July 2003      Executive Director of Morgan Stanley & Co.
1221 Avenue of the                                                  Incorporated, Morgan Stanley Investment Advisors
Americas                                                            Inc. and Morgan Stanley Investment Management
New York, NY 10020                                                  Inc.; Secretary of the Retail Funds (since July 2003)
                                                                    and the Institutional Funds (since June 1999).

----------
*     This is the earliest date the Officer began serving the Retail Funds. Each
      Officer serves an indefinite term, until his or her successor is elected.

**    The dates referenced below indicating commencement of service as an
      Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

     In addition, the following individuals who are officers of the Investment
Adviser or its affiliates serve as assistant secretaries of the Fund: Lou Anne
D. McInnis, Joseph Benedetti, Joanne Antico, Daniel Burton, Joanne Doldo, Tara
A. Farrelly, Alice J. Gerstel, Eric C. Griffith, Edward J. Meehan, Elisa
Mitchell, Elizabeth Nelson, Debra Rubano, Rita Rubin, Sheri L. Schreck and
Julien H. Yoo.

                                       22

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of
Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc. and Morgan
Stanley AIP GP LP) for the calendar year ended December 31, 2005 is shown below.

                                                                              AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                               ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND      BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                  (AS OF DECEMBER 31, 2005)                         (AS OF DECEMBER 31, 2005)
------------------------   -----------------------------------------------   -----------------------------------------------
INDEPENDENT:

Michael Bozic                                    None                                         over $100,000
Edwin J. Garn                                    None                                         over $100,000
Wayne E. Hedien                                  None                                         over $100,000
Dr. Manuel H. Johnson                            None                                         over $100,000
Joseph J. Kearns(1)                              None                                         over $100,000
Michael E. Nugent                                None                                         over $100,000
Fergus Reid(1)                                   None                                         over $100,000
INTERESTED:
Charles A. Fiumefreddo                           None                                         over $100,000
James F. Higgins                                 None                                         over $100,000

----------

(1)   Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of
      December 31, 2005, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid was $786,542 and $766,622, respectively, pursuant to the deferred compensation plan.

     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

     INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail
Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees, including two
Independent Trustees, serve as members of the Insurance Committee, and three
Independent Trustees serve as members of the Governance Committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The
Independent Trustees are required to select and nominate individuals to fill any
Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

     The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange
Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement;
approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and

                                       23

non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full
Board. The Fund has adopted a formal, written Audit Committee Charter. During the Fund's fiscal year ended November 30, 2005, the Audit Committee held seven meetings.

     The members of the Audit Committee of the Fund are currently Michael Bozic,
Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael
E. Nugent and Fergus Reid. None of the members of the Fund's Audit Committee is an "interested person," as defined under the Investment Company Act, of the Fund
(with such disinterested Trustees being "Independent Trustees" or individually
"Independent Trustee"). Each Independent Trustee is also "independent" from the
Fund under the listing standards of the New York Stock Exchange, Inc. (NYSE).
The current Chairman of the Audit Committee of the Fund is Dr. Manuel H.
Johnson.

     The Board of Trustees of the Fund also has a Governance Committee. The
Governance Committee identifies individuals qualified to serve as Independent
Trustees on the Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the
Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are currently Michael Bozic,
Edwin J. Garn and Fergus Reid, each of whom is an Independent Trustee. The current Chairman of the Governance Committee is Fergus Reid. During the Fund's
fiscal year ended November 30, 2005, the Governance Committee held two meetings.

     The Fund does not have a separate nominating committee. While the Fund's
Governance Committee recommends qualified candidates for nominations as
Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr.
Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid)
participates in the election and nomination of candidates for election as
Independent Trustees for the Fund. Persons recommended by the Fund's Governance
Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the
Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent
Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board.
Nominations from shareholders should be in writing and sent to the Independent
Trustees as described below under the caption "Shareholder Communications."

     There were 13 meetings of the Board of Trustees of the Fund held during the fiscal year ended November 30, 2005. The Independent Trustees of the Fund also met three times during that time, in addition to the 13 meetings of the full
Board.

     Finally, the Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. Messrs. Nugent and Hedien
are Independent Trustees. During the Fund's fiscal year ended November 30, 2005, the Insurance Committee held six meetings.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND
INSTITUTIONAL FUNDS. The Independent Trustees and the Fund's management believe that having the same Independent Trustees for each of the Retail Funds and
Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as

                                       24

Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund
Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent
Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as
Independent Trustees of the Retail Funds and Institutional Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust
provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee,
Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

     SHAREHOLDER COMMUNICATIONS. Shareholders may send communications to the
Fund's Board of Trustees. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

C. COMPENSATION

     Each Independent Trustee receives an annual fee of $180,000 for serving the
Retail Funds and the Institutional Funds. Prior to October 1, 2005, each
Independent Trustee received an annual retainer fee of $168,000 for serving the
Retail Funds and the Institutional Funds. In addition, each Independent Trustee received $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an Independent Trustee who attended all six meetings received total compensation of $180,000 for serving the funds.

     The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit
Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr.
Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

     The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

     Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the
"DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual

                                       25

installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

     Prior to April 1, 2004, the Institutional Funds maintained a similar
Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each
Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior
DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC
Plan).

     The following table shows aggregate compensation payable to each of the
Fund's Trustees from the Fund for the fiscal year ended November 30, 2005 and the aggregate compensation payable to each of the fund's Trustees by the Fund
Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2005.

                                  COMPENSATION

                                                            NUMBER OF
                                                         PORTFOLIOS IN THE
                                                           FUND COMPLEX
                                           TOTAL           FROM WHICH THE    TOTAL COMPENSATION
                                        COMPENSATION     TRUSTEE RECEIVED       FROM THE FUND
NAME OF INDEPENDENT TRUSTEE:           FROM THE FUND      COMPENSATION(5)         COMPLEX(5)
-----------------------------------   ---------------   ------------------   -------------------

Michael Bozic(1)(3) ...............        $ 434                170               $180,000
Edwin J. Garn(1)(3) ...............          428                170                178,000
Wayne E. Hedien(1)(2) .............          434                170                180,000
Dr. Manuel H. Johnson(1) ..........          577                170                240,000
Joseph J. Kearns(1)(4) ............          508                171                217,000
Michael E. Nugent(1)(2) ...........          506                170                210,000
Fergus Reid(1)(3) .................          506                171                215,000
Name of Interested Trustee:
Charles A. Fiumefreddo(2) .........          863                170                360,000
James F. Higgins ..................         None                170                      0

----------
(1)   Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit
      Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.

(2)   Member of the Insurance Committee. Mr. Nugent is the Chairman of the
      Insurance Committee.

(3)   Member of the Governance Committee. Mr. Reid is the Chairman of the
      Governance Committee.

(4)   Includes amounts deferred at the election of the Trustee under the DC
      Plan.

(5)   Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in these columns are presented on a calendar year basis.

     Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"),
not including the Fund, had adopted a retirement program under which an
Independent Trustee who retired after serving for at least five years as an
Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such
Eligible Trustee's retirement as shown in the table below.

                                       26

     The following table illustrates the retirement benefits accrued to the
Fund's Independent Trustees by the Adopting Funds for the calendar year ended
December 31, 2005, and the estimated retirement benefits for the Independent
Trustees from the Adopting Funds for each calendar year following retirement.
Messrs. Kearns and Reid did not participate in the retirement program.

                                  RETIREMENT BENEFITS ACCRUED AS     ESTIMATED ANNUAL BENEFITS UPON
                                            FUND EXPENSES                     RETIREMENT(1)
                                           BY ALL ADOPTING                  FROM ALL ADOPTING
NAME OF INDEPENDENT TRUSTEE                     FUNDS                             FUNDS
-------------------------------   --------------------------------   -------------------------------

Michael Bozic .................             $   19,439                           $46,871
Edwin J. Garn .................                (10,738)(2)                        46,917
Wayne E. Hedien ...............                 37,860                            40,020
Dr. Manuel H. Johnson .........                 19,701                            68,630
Michael E. Nugent .............                 35,471                            61,377

----------

(1)   Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

(2)   Mr. Garn's retirement expense is negative due to the fact that his retirement date has been extended to October 31, 2007, and therefore the expense has been overaccrued.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

     As of March 1, 2006, no shareholder was known to own beneficially or of record 5% or more of the outstanding shares of the Fund. The percentage ownership of shares of the Fund changes from time to time depending on purchases and redemptions by shareholders and the total number of shares outstanding.

     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------
A. INVESTMENT ADVISER AND ADMINISTRATOR

     The Investment Adviser to the Fund is Morgan Stanley Investment Advisors
Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New
York, NY 10020. The Investment Adviser is a wholly-owned subsidiary of Morgan
Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     Prior to November 1, 2004, pursuant to an investment management agreement
(the "Management Agreement") with the Investment Adviser, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund paid the Investment Adviser monthly compensation calculated daily by applying the annual rate of 0.75% of the portion of daily net assets not exceeding $500 million; 0.725% of the portion of daily net assets exceeding $500 million but not exceeding $2 billion;
0.70% of the portion of daily net assets exceeding $2 billion but not exceeding
$3 billion; and 0.675% of the portion of daily net assets exceeding $3 billion.
The management fee was allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class.

     The Board of Trustees of the Fund approved amending and restating, effective November 1, 2004, the Management Agreement to remove the administration services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.67% of the portion of daily net assets not exceeding $500 million; 0.645% of the portion of daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% of the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.595%
of the portion of daily net assets exceeding $3 billion. The advisory fee

                                       27

is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. The Fund's Investment Adviser continues to provide investment advisory services under an Amended and Restated Investment Advisory
Agreement ("Investment Advisory Agreement"). The administration services previously provided to the Fund by the Investment Adviser are being provided by
Morgan Stanley Services Company Inc. ("Administrator"), a wholly-owned subsidiary of the Investment Adviser, pursuant to a separate administration agreement ("Administration Agreement") entered into by the Fund with the
Administrator. Such change resulted in a 0.08% reduction in the advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement. Under the terms of the Administration Agreement, the Administrator provides the same administrative services previously provided by the Investment Adviser.

     For the fiscal years ended November 30, 2003, 2004 and 2005, the Investment
Adviser accrued total compensation under the Management Agreement and the
Investment Advisory Agreement in the amount of $2,847,838, $2,971,692 and
$2,381,717, respectively.

     Under a former Sub-Advisory Agreement (the "Sub-Advisory Agreement") in
effect for the fiscal period December 1, 2001 through September 30, 2002, between TCW Investment Management Company ("TCW") and the Investment Adviser,
TCW provided the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Adviser. The Investment Adviser paid TCW monthly compensation equal to 40% of the Investment Adviser's fee. For the fiscal period December 1,
2001 through September 30, 2002, the Investment Adviser paid $1,640,755 in sub-advisory fees to TCW.

     Although the entities providing administrative services to the fund have changed, the Morgan Stanley personnel performing such services will remain the same. Furthermore, the changes did not result in any increase in the amount of total combined fees paid by the Fund for investment advisory and administrative services, or any decrease in the nature or quality of the investment advisory or administrative services received by the Fund.

B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Adviser). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a Selected
Dealer Agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a
Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the costs of educational and/or business-related trips and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the
Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the
Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT ADVISER AND ADMINISTRATOR

     The Investment Adviser manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Adviser obtains and evaluates

                                       28

the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously oversee the management of the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help and bookkeeping as the Fund may reasonably require in the conduct of its business. The
Administrator also assists in the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions
(except insofar as the participation or assistance of the independent registered public accounting firm and attorneys is, in the opinion of the Administrator, necessary or desirable). The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Adviser under the
Investment Advisory Agreement or by the Administrator under the Administration
Agreement or by the Distributor will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Adviser or any corporate affiliate of the Investment Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the
Fund or of the Investment Adviser (not including compensation or expenses of attorneys who are employees of the Investment Adviser); fees and expenses of the
Fund's independent registered public accounting firm; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Adviser is not liable to the Fund or any of its investors for any act or omission by the Investment Adviser or for any losses sustained by the Fund or its investors.

     The Investment Advisory Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company
Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.

     The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Fund or any of its investors for any act of omission by the Administrator or for any losses sustained by the Fund or its investors. The Administration Agreement will continue unless terminated by either party by written notice delivered to the other party within 30 days.

                                       29

D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12B-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than
Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25% and 1.00% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 1.00%
of the lesser of: (a) the average daily aggregate gross sales of the Fund's
Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of Class B shares.

     Effective May 1, 2004, the Board approved an Amended and Restated Plan of
Distribution Pursuant to Rule 12b-1 (the "Amended Plan") converting the Plan with respect to Class B shares from a "compensation" to a "reimbursement" plan similar to that of Class A and Class C. Except as otherwise described below, the terms of the Plan remain unchanged.

     The Distributor also receives the proceeds of front-end sales charges
("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley
DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended November 30, in approximate amounts as provided in the table below (the
Distributor did not retain any of these amounts).

                               2005                       2004                       2003
                     ------------------------   ------------------------   ------------------------

Class A ..........    FSCs:(1)     $ 27,336      FSCs:(1)     $ 21,676      FSCs:(1)     $ 23,201
                     CDSCs:        $      0     CDSCs:        $      4     CDSCs:        $    152
Class B ..........   CDSCs:        $370,663     CDSCs:        $478,759     CDSCs:        $539,089
Class C ..........   CDSCs:        $  1,364     CDSCs:        $  1,597     CDSCs:        $  3,043

----------

(1) FSCs apply to Class A only.

     The Distributor has informed the Fund that the entire fee payable by Class
A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an
"asset-based sales charge" as such is defined by the Rules of the NASD.

     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended November
30, 2005, of $1,848,610. This amount is equal to 1.00% of the average daily net assets of Class B for the fiscal year and was calculated pursuant to clause (b)
of the compensation formula under the Plan. For the fiscal year ended November
30, 2005, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $174,374 and $137,290, respectively, which amounts are equal to
0.25% and 0.96% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.

     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four
Classes, each with a different distribution arrangement.

                                       30

     With respect to Class A shares, Morgan Stanley DW compensates its Financial
Advisors by paying them, from proceeds of the FSC, commissions for the sale of
Class A shares, currently a gross sales credit of up to 5.00% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial
Advisors or dealers of record in all cases.

     With respect to Class B shares, Morgan Stanley DW compensates its Financial
Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.00% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value of the amount sold in all cases.

     With respect to Class C shares, Morgan Stanley DW compensates its Financial
Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.00% of the amount sold and an annual residual commission, currently up to 1.00% of the current value of the respective accounts for which they are the Financial Advisors of record.

     The gross sales credit is a charge which reflects commissions paid by
Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's
Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

     The distribution fee that the Distributor receives from the Fund under the
Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge").
These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those
Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the
"broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the
Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class
A, and 1.00%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to
Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent
Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior Board determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and

                                       31

anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the
Fund, and in making such a determination shall consider the scope of the
Distributor's commitment to promoting the distribution of the Fund's Class A and
Class C shares.

     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended November 30, 2005 to the Distributor. The
Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the
Plan, $112,477,684 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i)
10.96% ($12,325,651)-advertising and promotional expenses; (ii) 0.19%
($214,336)-printing and mailing of prospectuses for distribution to other than current shareholders; and (iii) 88.85% ($99,937,697)-other expenses, including the gross sales credit and the carrying charge, of which 7.96% ($7,955,143)
represents carrying charges, 24.15% ($24,133,698) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 34.18% ($34,160,259) represents overhead and other branch office distribution-related expenses and 33.71% ($33,688,597) represents excess distribution expenses of Morgan Stanley Dean Witter Mid-Cap Dividend Growth
Securities, the net assets of which were combined with those of the Fund on July
24, 2000 pursuant to an Agreement and Plan of Reorganization. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the
Plan during the fiscal year ended November 30, 2005 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and
$750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan
Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class
B shares, totaled 57,468,223 as of November 30, 2005 (the end of the Fund's
fiscal year), which was equal to 39.85% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or
CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     Under the Amended Plan, the Fund is authorized to reimburse the Distributor for its actual distribution expenses incurred on behalf of Class B shares and from unreimbursed distribution expenses, on a monthly basis, the amount of which may in no event exceed an amount equal to payment at the annual rate of 1.00% of average daily net assets of Class B.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.00% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the
Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that there were no such expenses that may be reimbursed in the subsequent year in the case of Class C at December 31, 2005 (the end of the calendar year). No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

                                       32

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the
Distributor, the Investment Adviser, Morgan Stanley DW, Morgan Stanley Services
or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis, the Trustees, including a majority of the Independent
Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the
Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2)
the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management;
and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the
Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent
Trustees or by a vote of a majority of the outstanding voting securities of the
Fund (as defined in the Investment Company Act) on not more than 30 days'
written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. OTHER SERVICE PROVIDERS

     (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the
Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza
Two, 2nd Floor, Jersey City, NJ 07311.

     (2) CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Bank of New York, 100 Church Street, New York, NY 10286, is the
Custodian of the Fund's assets. Any of the Fund's cash balances with the
Custodian in excess of $100,000 are unprotected by federal deposit insurance.
These balances may, at times, be substantial.

     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is
the independent registered public accounting firm of the Fund. The Fund's independent registered public accounting firm is responsible for auditing the annual financial statements.

     (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Adviser and the
Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer
Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions and maintaining shareholder records and

                                       33

lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. FUND MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

     As of November 30, 2005, Sam G. Chainani managed 33 mutual funds with a total of approximately $15.5 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $1.2 billion in assets;
and 11,078 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $2.9 billion in assets. Of these other accounts, one account with a total of approximately $211.8 million in assets had performance based fees.

     As of November 30, 2005, David S. Cohen managed 33 mutual funds with a total of approximately $15.5 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $1.2 billion in assets;
and 11,078 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $2.9 billion in assets. Of these other accounts, one account with a total of approximately $211.8 million in assets had performance based fees.

     As of November 30, 2005, Dennis P. Lynch managed 33 mutual funds with a total of approximately $15.5 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $1.2 billion in assets;
and 11,078 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $2.9 billion in assets. Of these other accounts, one account with a total of approximately $211.8 million in assets had performance based fees.

     As of November 30, 2005, Alexander Norton managed 33 mutual funds with a total of approximately $15.5 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $1.2 billion in assets;
and 11,078 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $2.9 billion in assets. Of these other accounts, one account with a total of approximately $211.8 million in assets had performance based fees.

     Messrs. Lynch, Cohen and Chainani manage such registered investment companies, pooled investment vehicles, and other accounts pursuant to six primary investment strategies.

     Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

   o  Cash Bonus;

                                       34

   o  Morgan Stanley's Equity Incentive Compensation Program (EICP) awards--
      mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan
      Stanley common stock that are subject to vesting and other conditions;

   o  Investment Management Deferred Compensation Plan (IMDCP) awards--
      mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the
      Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of
      25% to a maximum of 75% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

   o  Voluntary Deferred Compensation Plans-voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

   o  Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three-
      and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups, where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

   o  Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

   o Contribution to the business objectives of the Investment Adviser.

   o The dollar amount of assets managed by the portfolio manager.

   o Market compensation survey research by independent third parties.

   o Other qualitative factors, such as contributions to client objectives.

   o  Performance of Morgan Stanley and Morgan Stanley Investment Management,
      and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

     As of January 31, 2006, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

     Alexander Norton: $10,001-$50,000(1)

     Dennis Lynch: $100,001-$500,000

     David Cohen: $100,001-$500,000(1)

     Sam Chainani: $1-$10,000
----------
(1)   Although the Portfolio Manager does not have any assets directly invested in the Fund, he/she has made investments in one or more other mutual funds managed by the same portfolio management team pursuant to a similar strategy.

H. CODES OF ETHICS

     The Fund, the Investment Adviser and the Distributor have each adopted a
Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The
Codes of Ethics are designed to detect and

                                       35

prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a preclearance requirement with respect to personal securities transactions.

I. PROXY VOTING POLICY AND PROXY VOTING RECORD

     The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to the
Investment Adviser. The following is a summary of the Investment Adviser's Proxy
Voting Policy ("Proxy Policy").

     The Investment Adviser uses its best efforts to vote proxies on securities held in the Fund as part of its authority to manage, acquire and dispose of Fund assets. In this regard, the Investment Adviser has formed a Proxy Review
Committee ("Committee") comprised of senior investment professionals that is responsible for creating and implementing the Proxy Policy. The Committee meets monthly but may meet more frequently as conditions warrant. The Proxy Policy provides that the Investment Adviser will vote proxies in the best interests of clients consistent with the objective of maximizing long-term investment returns. The Proxy Policy provides that the Investment Adviser will generally vote proxies in accordance with pre-determined guidelines contained in the Proxy
Policy. The Investment Adviser may vote in a manner that is not consistent with the pre-determined guidelines, provided that the vote is approved by the
Committee. The Investment Adviser generally will not vote a proxy if it has sold the affected security between the record date and the meeting date.

     The Policy provides that, unless otherwise determined by the Committee, votes will be cast in the manner described below:

   o Generally, routine proposals will be voted in support of management.

   o  With regard to the election of directors, where no conflict exists and where no specific governance deficiency has been noted, votes will be cast in support of management's nominees.

   o  The Investment Adviser will vote in accordance with management's recommendation with respect to certain non-routine proposals (i.e., reasonable capitalization changes, stock repurchase programs, stock splits, certain compensation-related matters, certain anti-takeover measures, etc.)

   o  The Investment Adviser will vote against certain non-routine proposals
      (i.e., unreasonable capitalization changes, establishment of cumulative voting rights for the election of directors, requiring supermajority shareholder votes to amend by-laws, indemnification of auditors, etc.)
      (notwithstanding management support).

   o  The Investment Adviser will vote in its discretion with respect to certain non-routine proposals (i.e., mergers, acquisitions, take-overs, spin-offs, etc.) which may have a substantive financial or best interest impact on an issuer.

   o  The Investment Adviser will vote for certain proposals it believes call for reasonable charter provisions or corporate governance practices (i.e., requiring auditors to attend annual shareholder meetings, requiring that members of compensation, nominating and audit committees be independent, reducing or eliminating supermajority voting requirements, etc.).

   o  The Investment Adviser will vote against certain proposals it believes call for unreasonable charter provisions or corporate governance practices
      (i.e., proposals to declassify boards, proposals to require a company to prepare reports that are costly to provide or that would require duplicative efforts or expenditure that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders, etc.).

   o  Certain other proposals (i.e., proposals requiring directors to own large amounts of company stock to be eligible for election, requiring diversity of board membership relating to broad based social, religious or ethnic groups, etc.) generally are evaluated by the Committee based on the nature of the proposal and the likely impact on shareholders.

                                       36

While the proxy voting process is well-established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent the Investment Adviser's ability to vote such proxies. As a result, non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to the Fund of voting such proxies.

CONFLICTS OF INTEREST

     If the Committee determines that an issue raises a material conflict of interest, or gives rise to a potential material conflict of interest, the
Committee will request a special committee to review, and recommend a course of action with respect to, the conflict in question and that the Committee will have sole discretion to cast a vote.

THIRD PARTIES

     To assist in its responsibility for voting proxies, the Investment Adviser may retain third-party services as experts in the proxy voting and corporate governance area. These proxy research providers are referred to herein as
"Research Providers." The services provided to the Investment Adviser by the
Research Providers include in-depth research, global issuer analysis, and voting recommendations. While the Investment Adviser may review and utilize recommendations made by the Research Providers in making proxy voting decisions, it is in no way obligated to follow such recommendations. In addition to research, the Research Providers provide vote execution, reporting, and recordkeeping. The Committee carefully monitors and supervises the services provided by the Research Providers.

FURTHER INFORMATION

     A copy of the Proxy Policy, as well as the Fund's most recent proxy voting record for the 12-month period ended June 30, filed with the SEC, are available without charge on our web site at www.morganstanley.com/funds. The Fund's proxy voting record is also available without charge on the SEC's web site at
www.sec.gov.

J. REVENUE SHARING

     The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other financial Intermediaries
("Intermediaries") in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the
Distributor may pay additional compensation to Morgan Stanley DW and to
Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley
Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan
Stanley Funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or
Distributor.

     These payments currently include the following amounts which are paid to
Morgan Stanley DW and other Intermediaries or their salespersons in accordance with the applicable compensation structure:

   (1)   On sales of $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley DW and other Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.*

   (2)   On sales of Class D shares (other than shares held by participants in the Morgan Stanley Funds Portfolio Architectsm Program, the Morgan
         Stanley Fund Solutionsm Program, the Morgan Stanley Personal
         Portfoliosm Program and Morgan Stanley Corporate Retirement Solutions),
         Morgan Stanley DW and other Intermediaries receive a gross sales credit of 0.25% of the amount sold and an annual fee of up to 0.15% of the current value of the Class D shares held in the applicable accounts.
         There is a chargeback of 100% of the gross sales credit amount paid

                                       37

         if the Class D shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

   (3)   On sales of Class A, B and C shares (except purchases through 401(k)
         platforms or shares, if any, held by participants in the Morgan Stanley
         Fund Solutionsm Program, the Morgan Stanley Personal Portfoliosm
         Program and Morgan Stanley Corporate Retirement Solutions) through
         Morgan Stanley DW's Mutual Fund Network:

      o  An amount up to 0.11% of gross sales of such Fund shares; and

      o  An annual fee in an amount up to 0.03% of the value of such Fund shares in excess of $9 billion.

   (4)   An annual fee in an amount equal to 0.20% of the value of Fund shares held through 401(k) platforms.

     The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide Morgan
Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

     You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.
----------
*     Commissions or transaction fees paid to Morgan Stanley DW or other
      Intermediaries who initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus
      0.75% on the next $1 million, plus 0.50% on the next $2 million, plus
      0.25% on the excess over $5 million.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------
A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a
"net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount.
On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

     For the fiscal years ended November 30, 2003, 2004 and 2005, the Fund paid a total of $2,429,532, $1,215,734 and $618,021, respectively, in brokerage commissions.

B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers'
acceptances) and commercial paper. The transactions will be effected with Morgan
Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.

     During the fiscal years ended November 30, 2003, 2004 and 2005, the Fund did not effect any principal transactions with Morgan Stanley DW.

                                       38

     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan
Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent
Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Adviser by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

     During the fiscal years ended November 30, 2003, 2004 and 2005, the Fund did not pay any brokerage commissions to Morgan Stanley DW.

     During the fiscal years ended November 30, 2003, 2004 and 2005, the Fund paid a total of $43,632, $94,689 and $9,702, respectively, in brokerage commissions to Morgan Stanley & Co. During the fiscal year ended November 30,
2005, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 1.56% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 3.72% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. The Investment
Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies.
Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

     In seeking to implement the Fund's policies, the Investment Adviser effects transactions with those brokers and dealers who the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Adviser believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Adviser. The services may include, but are not limited to, any one or more of the following:
information as to the availability of securities for purchase or sale;
statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Adviser from brokers and dealers may be utilized by the Investment Adviser and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

                                       39

     The Investment Adviser and certain of its affiliates currently serve as investment advisers to a number of clients, including other investment companies, and may in the future act as investment adviser or adviser to others.
It is the practice of the Investment Adviser, and its affiliates, to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE

     During the fiscal year ended November 30, 2005, the Fund paid $274,767 in brokerage commissions in connection with transactions in the aggregate amount of
$270,874,722 to brokers because of research services provided.

E. REGULAR BROKER-DEALERS

     During the fiscal year ended November 30, 2005, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the period. At November 30, 2005, the Fund did not own any securities issued by any of these issuers.

VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------
     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the
Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The
Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of
Trust. Under certain circumstances, the Trustees may be removed by action of the
Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration

                                       40

of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     All of the Trustees, except for James F. Higgins, Joseph J. Kearns and
Fergus Reid, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on June 8, 1999. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------
A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of
Fund shares, the application of proceeds to the purchase of new shares in the
Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer
Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the
Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other
Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the
Transfer Agent for more information.

B. OFFERING PRICE

     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed

                                       41

among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section "V. Investment Advisory and Other Services-E. Rule 12b-1
Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price;
if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the
Investment Adviser that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the
Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

     Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such price does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

     Generally, trading in foreign securities, as well as corporate bonds, U.S.
government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. The following discussion is only a summary of certain tax considerations generally affecting the Fund and shareholders of the Fund and is not intended as a substitute for careful tax planning. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

                                       42

     INVESTMENT COMPANY TAXATION. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of
1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts and non-U.S. corporations classified as "passive foreign investment companies" ("PFICs"). Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the
Investment Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will be subject to federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are generally taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Under current law, a portion of the ordinary income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is
15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on all ordinary income dividends would move to 35% in 2009 and 39.6% in 2011.

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or
December to such month and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

                                       43

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short term capital gains. Current legislation amends certain rules relating to regulated investment companies. This legislation, among other things, modifies the federal income tax treatment of certain distributions to foreign investors. The Fund will no longer be required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. Currently, however, the Fund will continue to withhold these amounts regardless of the fact that it is no longer required to do so.
Distributions attributable to gains from "U.S. real property interests"
(including gains from the disposition of certain U.S. real property holding corporations including certain REITs, and certain capital gain distributions from REITs) will generally be subject to federal withholding tax and may give rise to an obligation on the part of the foreign shareholder to file a U.S. tax return. Also, such gains may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. The provisions contained in the legislation relating to distributions to foreign persons generally would apply to distributions with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the legislation.

     After the end of each calendar year, shareholders will be sent full information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in
2009. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the
Fund, followed by the purchase of shares in the other fund.

     The ability to deduct capital losses may be limited. In addition, if a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares or substantially identical

                                       44

shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS
--------------------------------------------------------------------------------
     The Fund's shares are offered to the public on a continuous basis. The
Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares.
These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. PERFORMANCE DATA
--------------------------------------------------------------------------------

       AVERAGE ANNUAL RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                         PERIOD ENDED NOVEMBER 30, 2005

                      INCEPTION
CLASS                   DATE         1 YEAR       5 YEARS      LIFE OF FUND
------------------   ----------   -----------   -----------   -------------

Class A ..........   07/28/97         19.79%        -8.02%         6.33%
Class B ..........   02/27/96         20.53%        -8.13%         6.22%
Class C ..........   07/28/97         24.57%        -7.72%         6.22%
Class D ..........   07/28/97         26.70%        -6.83%         7.23%

          AVERAGE ANNUAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                         PERIOD ENDED NOVEMBER 30, 2005

                      INCEPTION
CLASS                   DATE         1 YEAR       5 YEARS      LIFE OF FUND
------------------   ----------   -----------   -----------   -------------

Class A ..........   07/28/97         26.42%        -7.03%         7.02%
Class B ..........   02/27/96         25.53%        -7.75%         6.22%
Class C ..........   07/28/97         25.57%        -7.72%         6.22%
Class D ..........   07/28/97         26.70%        -6.83%         7.23%

         AGGREGATE TOTAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                         PERIOD ENDED NOVEMBER 30, 2005

                      INCEPTION
CLASS                   DATE         1 YEAR        5 YEARS      LIFE OF FUND
------------------   ----------   -----------   ------------   -------------

Class A ..........   07/28/97         26.42%        -30.53%         76.08%
Class B ..........   02/27/96         25.53%        -33.21%         80.26%
Class C ..........   07/28/97         25.57%        -33.07%         65.49%
Class D ..........   07/28/97         26.70%        -29.81%         79.08%

  AVERAGE ANNUAL AFTER-TAX RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                                    CLASS B
                         PERIOD ENDED NOVEMBER 30, 2005

                                                                       INCEPTION
CALCULATION METHODOLOGY                                      DATE         1 YEAR       5 YEARS      LIFE OF FUND
-------------------------------------------------------   ----------   -----------   -----------   -------------

After taxes on distributions ..........................   02/27/96         20.53%        -8.13%         6.17%
After taxes on distributions and redemptions ..........   02/27/96         13.35%        -6.72%         5.50%

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The Fund's audited financial statements for the fiscal year ended November
30, 2005, including notes thereto and the report of Deloitte & Touche LLP, are herein incorporated by reference from the

                                       45

Fund's annual report. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information.

XIII. FUND COUNSEL
--------------------------------------------------------------------------------
     Clifford Chance US LLP, located at 31 West 52nd Street, New York, NY 10019, acts as the Fund's legal counsel.

                                   * * * * *

     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the
SEC.

                                       46

December 20, 2005

Supplement

SUPPLEMENT DATED DECEMBER 20, 2005 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF

Morgan Stanley Aggressive Equity Fund, dated November 30, 2005
Morgan Stanley Biotechnology Fund, dated September 30, 2005
Morgan Stanley Convertible Securities Trust, dated November 30, 2004
Morgan Stanley Developing Growth Securities Trust, dated November 30, 2004
Morgan Stanley Equally-Weighted S&P 500 Fund, dated October 28, 2005
Morgan Stanley Financial Services Trust, dated September 30, 2005
Morgan Stanley Fundamental Value Fund, dated November 30, 2004
Morgan Stanley Health Sciences Trust, dated November 30, 2005
Morgan Stanley Income Builder Fund, dated November 30, 2004
Morgan Stanley International SmallCap Fund, dated September 30, 2005
Morgan Stanley Japan Fund, dated September 30, 2005
Morgan Stanley Multi-Asset Class Fund – Domestic Portfolio, dated November 30, 2004
Morgan Stanley Small-Mid Special Value Fund, dated August 30, 2005
Morgan Stanley Special Value Fund, dated November 30, 2005
Morgan Stanley Strategist Fund, dated November 30, 2005
Morgan Stanley Total Market Index Fund, dated November 29, 2005
Morgan Stanley Total Return Trust, dated November 30, 2005
Morgan Stanley Value Fund, dated November 30, 2004
(Collectively, the ‘‘Funds’’)

The disclosure in each Fund's Statement of Additional Information in the section entitled ‘‘VI. Brokerage Allocation and Other Practices, F. Revenue Sharing’’ is hereby deleted and replaced with the following:

F. REVENUE SHARING

The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other financial Intermediaries (‘‘Intermediaries’’) in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the Distributor may pay additional compensation to Morgan Stanley DW and to Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or Distributor.

These payments currently include the following amounts which are paid to Morgan Stanley DW and other Intermediaries or their salespersons in accordance with the applicable compensation structure:

(1)

On sales of $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley DW and other Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.*

*

Commissions or transaction fees paid to Morgan Stanley DW or other Intermediaries who initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

(2)

On sales of Class D shares (other than shares held by participants in the Morgan Stanley Funds Portfolio Architectsm Program, the Morgan Stanley Fund Solutionsm Program, the Morgan Stanley Personal Portfoliosm Program and Morgan Stanley Corporate Retirement Solutions), Morgan Stanley DW and other Intermediaries receive a gross sales credit of 0.25% of the amount sold and an annual fee of up to 0.15% of the current value of the Class D shares held in the applicable accounts. There is a chargeback of 100% of the gross sales credit amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

(3)

On sales of Class A, B and C shares (except purchases through 401(k) platforms or shares, if any, held by participants in the Morgan Stanley Fund Solutionsm Program, the Morgan Stanley Personal Portfoliosm Program and Morgan Stanley Corporate Retirement Solutions) through Morgan Stanley DW's Mutual Fund Network:

•

An amount up to 0.11% of gross sales of such Fund shares; and

•

An annual fee in an amount up to 0.03% of the total average monthly net asset value of such Fund shares in excess of $9 billion.

(4)

An annual fee in an amount equal to 0.20% of the value of Fund shares held through 401(k) platforms.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide Morgan Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

STATEMENT OF ADDITIONAL INFORMATION                      MORGAN STANLEY
                                                         AGGRESSIVE
NOVEMBER 30, 2005                                        EQUITY FUND

      This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. The
PROSPECTUS (dated November 30, 2005) for Morgan Stanley Aggressive Equity Fund
may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.

      The Fund's audited financial statements for the fiscal year ended July 31,
2005, including notes thereto and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund's annual report. A copy of the
Fund's ANNUAL REPORT TO SHAREHOLDERS must accompany the delivery of this
STATEMENT OF ADDITIONAL INFORMATION.

Morgan Stanley
Aggressive Equity Fund
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

   I.  Fund History                                                           4
  II.  Description of the Fund and Its Investments and Risks                  4
       A. Classification                                                      4
       B. Investment Strategies and Risks                                     4
       C. Fund Policies/Investment Restrictions                              15
       D. Disclosure of Portfolio Holdings                                   17
 III.  Management of the Fund                                                20
       A. Board of Trustees                                                  20
       B. Management Information                                             21
       C. Compensation                                                       27
  IV.  Control Persons and Principal Holders of Securities                   29
   V.  Investment Advisory and Other Services                                29
       A. Investment Adviser and Administrator                               29
       B. Principal Underwriter                                              30
       C. Services Provided by the Investment Adviser and Administrator      30
       D. Dealer Reallowances                                                31
       E. Rule 12b-1 Plan                                                    31
       F. Other Service Providers                                            34
       G. Fund Management                                                    35
       H. Codes of Ethics                                                    36
       I. Proxy Voting Policy and Proxy Voting Record                        37
       J. Revenue Sharing                                                    38
  VI.  Brokerage Allocation and Other Practices                              39
       A. Brokerage Transactions                                             39
       B. Commissions                                                        39
       C. Brokerage Selection                                                40
       D. Directed Brokerage                                                 41
       E. Regular Broker-Dealers                                             41
 VII.  Capital Stock and Other Securities                                    41
VIII.  Purchase, Redemption and Pricing of Shares                            42
       A. Purchase/Redemption of Shares                                      42
       B. Offering Price                                                     42
  IX.  Taxation of the Fund and Shareholders                                 43
   X.  Underwriters                                                          45
  XI.  Performance Data                                                      46
 XII.  Financial Statements                                                  46
XIII.  Fund Counsel                                                          46

                                        2

GLOSSARY OF SELECTED DEFINED TERMS

      The terms defined in this glossary are frequently used in this STATEMENT
OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

      "ADMINISTRATOR" OR "MORGAN STANLEY SERVICES" -- Morgan Stanley Services
Company Inc., a wholly-owned fund services subsidiary of the Investment Adviser.

      "CUSTODIAN" -- The Bank of New York.

      "DISTRIBUTOR" -- Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

      "FINANCIAL ADVISORS" -- Morgan Stanley authorized financial services representatives.

      "FUND" -- Morgan Stanley Aggressive Equity Fund, an open-end investment company.

      "INDEPENDENT TRUSTEES" -- Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company
Act")) of the Fund.

      "INVESTMENT ADVISER" -- Morgan Stanley Investment Advisors Inc., a
wholly-owned investment adviser subsidiary of Morgan Stanley.

      "MORGAN STANLEY & CO." -- Morgan Stanley & Co. Incorporated, a
wholly-owned broker-dealer subsidiary of Morgan Stanley.

      "MORGAN STANLEY DW" -- Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

      "MORGAN STANLEY FUNDS" -- Registered investment companies for which the
Investment Adviser serves as the investment adviser and that hold themselves out to investors as related companies for investment and investor services.

      "TRANSFER AGENT" -- Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

      "TRUSTEES" -- The Board of Trustees of the Fund.

                                        3

I. FUND HISTORY

      The Fund was organized as a Massachusetts business trust, under a
Declaration of Trust, on October 29, 1997, with the name Dean Witter Research
Trust. On November 12, 1997, the Fund's name was changed to Dean Witter Research
Fund. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley
Dean Witter Aggressive Equity Fund. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Aggressive Equity Fund.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

A. CLASSIFICATION

      The Fund is an open-end, diversified management investment company whose investment objective is capital growth.

B. INVESTMENT STRATEGIES AND RISKS

      The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal
Investment Strategies," "Principal Risks," "Additional Investment Strategy
Information" and "Additional Risk Information."

      OPTIONS AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed and over-the-counter ("OTC") options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price.
Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the United States) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the United States)
or other clearing corporation or exchange, at the exercise price.

      COVERED CALL WRITING. The Fund is permitted to write covered call options on portfolio securities and on the U.S. dollar and foreign currencies in which they are denominated, without limit. The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option.
Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (or currencies) underlying the option decline in value.

      The Fund may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written.
However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

      A call option is "covered" if the Fund owns the underlying security (or currency) subject to the option or has an absolute and immediate right to acquire that security (or currency) without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security (or currency) as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the

                                        4

call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

      Options written by the Fund normally have expiration dates of from up to
18 months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

      COVERED PUT WRITING. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (or currency). A put option is "covered" if the Fund maintains cash,
Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security (or currency) as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.
The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

      PURCHASING CALL AND PUT OPTIONS. The Fund may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. The purchase of a call option would enable the Fund, in return for the premium paid, to lock in a purchase price for a security or currency during the term of the option.
The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

      OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

      OTC OPTIONS. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the
Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers.

      RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Investment Adviser to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency)
decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction.
Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

      The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges.
There is no assurance that such a market will exist, particularly in the case of
OTC options.

      In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has

                                        5

written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

      Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security that may be written by a single investor, whether acting alone or in concert with others
(regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.
These position limits may restrict the number of listed options which the Fund may write.

      The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

      The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

      The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million)
for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions
(i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

      STOCK INDEX OPTIONS. The Fund may invest in options on broadly based indexes. Options on stock indexes are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

      RISKS OF OPTIONS ON INDEXES. Because exercises of stock index options are settled in cash, the Fund could not, if it wrote a call option, provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options.

      When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it had been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for

                                        6

the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

      A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

      If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

      FUTURES CONTRACTS. The Fund may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and
GNMA Certificates and/or any foreign government fixed-income security, on various currencies and on such indexes of U.S. and foreign securities as may exist or come into existence.

      A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

      Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date.
If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

      MARGIN. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

      Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the
Fund may be required to make subsequent

                                        7

deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

      OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

      The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

      LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Commodity
Futures Trading Commission recently eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the
Commodity Exchange Act ("CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund's PROSPECTUS or
STATEMENT OF ADDITIONAL INFORMATION. There is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

      RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Fund seeks a hedge. A correlation may also be distorted
(a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds;
(b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements;
(c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Adviser may still not result in a successful hedging transaction.

      There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

      Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal to the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions.

                                        8

In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

      Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S.
counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges.
Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

      In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

      If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option.
Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

      In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

      MONEY MARKET SECURITIES. The Fund may invest in various money market securities for cash management purposes, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

      U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the
Export-Import Bank of the United States, Federal Housing Administration and
Government National Mortgage Association) or its instrumentalities (such as the
Federal Home Loan Bank), including Treasury bills, notes and bonds;

      BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S.
Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

      EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

      OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

      FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance
Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

                                        9

      COMMERCIAL PAPER. Commercial paper rated within the two highest grades by
Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc.
("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or
Aa by Moody's; and

      REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the
Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

      While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the
Fund could suffer a loss.

      LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund employs an agent to implement the securities lending program and the agent receives a fee from the
Fund for its services. The Fund will not lend more than 33 1/3% of the value of its total assets.

      The Fund may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment
Company Act or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned;
(ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to market" on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receive a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value.
In addition, voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of a vote that the
Investment Adviser deems material to the security on loan.

      There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the
Investment Adviser to be creditworthy and when, in the judgment of the
Investment Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to

                                       10

the lending of securities, subject to review by the Fund's Board of Trustees.
The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

      PRIVATE PLACEMENTS. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities
Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

      Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Adviser, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

      WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From
time to time, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis.
When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

      At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the
Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

      WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a
"when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the
Fund will also establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

      The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the
Fund, may not exceed 5% of the value of the Fund's net assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a
"when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

                                       11

      CONVERTIBLE SECURITIES. The Fund may invest in securities which are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed-income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

      To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value.
(This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.

      Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as "junk bonds." Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

      FOREIGN INVESTMENT. Investing in foreign securities involves certain special considerations which are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic development which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently is higher than the costs of investing in the United States. Although the Investment Adviser endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on
U.S. exchanges.

      Investments in securities of foreign issuers generally are denominated in foreign currencies. Accordingly, the value of the Fund's assets, as measured in
U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies.

      Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

      EMERGING MARKET SECURITIES. An emerging market security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. Based on these criteria it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of an issuer that has one or more of these characteristics in

                                       12

connection with any emerging market country not to be considered an emerging market security if it also has one or more of these characteristics in connection with a developed country.

      Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and
Development (more commonly known as the World Bank) and the International
Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

      The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.
Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely effected by economic conditions in the countries with which they trade.

      Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in certain fixed income securities and domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

      Investment in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history.
In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic development (including war) that could affect adversely the economies of such countries or the value of a fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

      Investments in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

      DEPOSITARY RECEIPTS. Depositary Receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American
Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United
States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S.
financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally,
Depositary Receipts in registered form are designed for use in the U.S.
securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

      Depositary Receipts may be "sponsored" or "unsponsored." Sponsored
Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts

                                       13

may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary
Receipts. For purposes of the Fund's investment policies, the Fund's investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.
These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with U.S. banks and their foreign branches, insurance companies and other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

      The Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in
U.S. dollars or some other foreign currency, which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

      The Investment Adviser also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into
"cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

      The Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the
Fund to deliver an amount of foreign currency in excess of the value of the
Fund's portfolio securities.

      When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

      Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

      The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

                                       14

      Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

      INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. Real Estate Investment Trusts
("REITs") pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year.
Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid
REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types.
Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

      A shareholder in the Fund, by investing in REITs indirectly through the
Fund, will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the Investment Company Act.

      WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may acquire warrants and subscription rights attached to other securities. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

      A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two or four weeks and a subscription price lower than the current market value of the common stock.

      OTHER INVESTMENT VEHICLES. The Fund may acquire shares in other investment companies, including foreign investment companies. Investment in foreign investment companies may be the sole or most practical means by which the Fund may participate in certain foreign securities markets. The Fund may invest in shares of various exchange-traded funds ("ETFs"), including exchange-traded index and bond funds. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bonds rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an investment company, the Fund would bear its ratable share of that entity's expenses, including its investment advisory and administration fees. At the same time, the Fund would continue to pay its own investment advisory and administration fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

C. FUND POLICIES/INVESTMENT RESTRICTIONS

      The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or

                                       15

(b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio, except in the case of borrowing and investments in illiquid securities.

The Fund will:

      1.  Seek capital growth.

The Fund MAY NOT:

      1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities), except that the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund (a "Qualifying
Portfolio");

      2. As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer, except that the Fund may invest all or substantially all of its assets in a
Qualifying Portfolio;

      3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

      4. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein;

      5. Purchase or sell commodities or commodities contracts, except that the
Fund may purchase or sell (write) interest rate, currency, and stock and bond index futures contracts and related options;

      6. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed);

      7. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets;

      8. Issue senior securities as defined in the Act except insofar as the
Fund may be deemed to have issued a senior security by reason of borrowing money or entering into repurchase agreements.

      9. Make loans of money or securities, except by investment in repurchase agreements. (For purposes of this restriction, lending of portfolio securities is not deemed to be a loan.)

      10.  Make short sales of securities;

      11. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin;

      12. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security; and

      13. Invest for the purpose of exercising control or management of any other issuer.

      In addition, as a non-fundamental policy, the Fund may not invest in other investment companies in reliance on Section 12(d)(1)(F), 12(d)(1)(G) or
12(d)(1)(J) of the Investment Company Act.

                                       16

      Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

D. DISCLOSURE OF PORTFOLIO HOLDINGS

      The Fund's Board of Trustees and the Investment Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the
"Policy"). Pursuant to the Policy, the Investment Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the
Fund's and the Investment Adviser's fiduciary duties to Fund shareholders. The
Investment Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or by any affiliated person of the Investment Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the
Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

      The Fund makes available on its public website the following portfolio holdings information:

      -  Complete portfolio holdings information quarterly on a calendar quarter basis with a minimum 30 calendar day lag; and

      -  Top 10 (or top 15) holdings monthly with a minimum 15 business day lag.

      The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

      All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

      The Fund may make selective disclosure of non-public portfolio holdings.
Third parties eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Investment Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

      The Investment Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a nondisclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Investment Adviser or any affiliate of the Investment Adviser (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM
Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

      Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the portfolio securities held by the Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

      The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

                                       17

      The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

      The Investment Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the
Fund's portfolio securities. Provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a nondisclosure agreement with the Fund, or owes a duty of trust or confidence to the Investment Adviser or the Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee ("PHRC") or the
Fund's Board of Trustees. In all such instances, however, the PHRC will be responsible for reporting to the Fund's Board of Trustees, or designated
Committee thereof, material information concerning the ongoing arrangements at each Board's next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers.

      The Investment Adviser and/or the Fund currently have entered into ongoing arrangements with the following parties:

NAME                                           INFORMATION DISCLOSED               FREQUENCY(1)                    LAG TIME
----------------------------------------   -----------------------------   ----------------------------   --------------------------

SERVICE PROVIDERS

Institutional Shareholder Services (ISS)   Complete portfolio holdings     Twice a month                             (2)
  (proxy voting agent)(*)

FT Interactive Data Pricing Service        Complete portfolio holdings     As needed                                 (2)
  Provider(*)

Morgan Stanley Trust(*)                    Complete portfolio holdings     As needed                                 (2)

The Bank of New York(*)                    Complete portfolio holdings     As needed                                 (2)

FUND RATING AGENCIES

Lipper(*)                                  Top Ten and Complete            Quarterly basis                Approximately 15 days
                                           portfolio holdings                                             after quarter end and
                                                                                                          approximately 30 days
                                                                                                          after quarter end

Morningstar(**)                            Top Ten and Complete            Quarterly basis                Approximately 15 days
                                           portfolio holdings                                             after quarter end and
                                                                                                          approximately 30 days
                                                                                                          after quarter end

Standard & Poor's(*)                       Complete portfolio holdings     Quarterly basis                Approximately 15 day lag

Investment Company Institute(**)           Top Ten Portfolio Holdings      Quarterly basis                Approximately 15 days
                                                                                                          after quarter end

CONSULTANTS AND ANALYSTS

Americh Massena & Associates, Inc.(*)      Top Ten and Complete            Quarterly basis(5)             Approximately 10-12 days
                                           portfolio holdings                                             after quarter end

Bloomberg(*)                               Complete portfolio              Quarterly basis(5)             Approximately 30 days
                                           holdings                                                       after quarter end

Callan Associates(*)                       Top Ten and Complete            Monthly and quarterly          Approximately 10-12 days
                                           portfolio holdings              basis, respectively(5)         after month/quarter end

Cambridge Associates(*)                    Top Ten and Complete            Quarterly basis(5)             Approximately 10-12 days
                                           portfolio holdings                                             after quarter end

Citigroup(*)                               Complete portfolio              Quarterly basis(5)             At least one day after
                                           holdings                                                       quarter end

CTC Consulting, Inc.(**)                   Top Ten and Complete            Quarterly basis                Approximately 15 days
                                           portfolio holdings                                             after quarter end and
                                                                                                          approximately 30 days
                                                                                                          after quarter end,
                                                                                                          respectively

                                       18

NAME                                           INFORMATION DISCLOSED               FREQUENCY(1)                    LAG TIME
----------------------------------------   -----------------------------   ----------------------------   --------------------------

Evaluation Associates (*)                  Top Ten and Full portfolio      Monthly and quarterly          Approximately 10-12 days
                                           holdings                        basis, respectively(5)         after month/quarter end

Fund Evaluation Group(**)                  Top Ten portfolio holdings(6)   Quarterly basis                At least 15 days after
                                                                                                          quarter end

Jeffrey Slocum & Associates(*)             Complete portfolio              Quarterly basis(5)             Approximately 10-12 days
                                           holdings(4)                                                    after quarter end

Hammond Associates(**)                     Complete portfolio              Quarterly basis                At least 30 days after
                                           holdings(4)                                                    quarter end

Hartland & Co.(**)                         Complete portfolio              Quarterly basis                At least 30 days after
                                           holdings(4)                                                    quarter end

Hewitt Associates(*)                       Top Ten and Complete            Monthly and quarterly          Approximately 10-12 days
                                           portfolio holdings              basis, respectively(5)         after month/quarter end

Merrill Lynch(*)                           Top Ten and Full portfolio      Monthly and quarterly          Approximately 10-12 days
                                           holdings                        basis, respectively(5)         after month/quarter end

Mobius(**)                                 Top Ten portfolio holdings(3)   Monthly basis                  At least 15 days after
                                                                                                          month end

Nelsons(**)                                Top Ten portfolio holdings(3)   Quarterly basis                At least 15 days after
                                                                                                          quarter end

Prime Buchholz & Associates, Inc.(**)      Complete portfolio              Quarterly basis                At least 30 days after
                                           holdings(4)                                                    quarter end

PSN(**)                                    Top Ten portfolio holdings(3)   Quarterly basis                At least 15 days after
                                                                                                          quarter end

PFM Asset Management LLC(*)                Top Ten and Complete            Quarterly basis(5)             Approximately 10-12 days
                                           portfolio holdings                                             after quarter end

Russell Investment Group/Russell/          Top Ten and Complete            Monthly and quarterly basis    At least 15 days after
  Mellon Analytical Services, Inc.(**)     portfolio holdings                                             month end and at least 30
                                                                                                          days after quarter end,
                                                                                                          respectively

Stratford Advisory Group, Inc.(*)          Top Ten portfolio holdings(6)   Quarterly basis(5)             Approximately 10-12 days
                                                                                                          after quarter end

Thompson Financial(**)                     Complete portfolio              Quarterly basis                At least 30 days after
                                           holdings(4)                                                    quarter end

Watershed Investment Consultants,          Top Ten and Complete            Quarterly basis(5)             Approximately 10-12 days
  Inc.(*)                                  portfolio holdings                                             after quarter end

Yanni Partners(**)                         Top Ten portfolio holdings(3)   Quarterly basis                At least 15 days after
                                                                                                          quarter end
PORTFOLIO ANALYTICS PROVIDERS
Fact Set(*)                                Complete portfolio holdings     Daily                          One day

----------------
(*)   This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.
(**)  The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.
(1)   Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).
(2)   Information will typically be provided on a real time basis or as soon thereafter as possible.
(3)   Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.
(4)   Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.
(5)   This information will also be provided upon request from time to time.
(6)   Complete portfolio holdings will also be provided upon request from time to time.

      In addition, persons who owe a duty of trust or confidence to the
Investment Adviser or the Fund may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently these persons include, (i) the Fund's independent registered public accounting firm
(as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the independent trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

                                       19

      All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund's Board of Trustees (or designated
Committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (discussed above); (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC; (iii) broker-dealer interest lists;
(iv) shareholder in-kind distributions; (v) attribution analyses; or (vi) in connection with transition managers. The Investment Adviser shall report quarterly to the Board of Trustees (or a designated Committee thereof)
information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Investment Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information.

      In no instance may the Investment Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.

      The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

      (a) The PHRC, which will consist of executive officers of the Fund and the
Investment Adviser or their designees, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

      (b) The PHRC will periodically review and have the authority to amend as necessary the Fund's portfolio holdings disclosure policies and guidelines (as expressed by the Policy).

      (c) The PHRC will meet at least quarterly to (among other matters): (1)
address any outstanding issues relating to the Policy, including matters relating to (i) disclosures made to third parties pursuant to ongoing arrangements (described above); (ii) broker-dealer interest lists; (iii)
shareholder in-kind distributions; (iv) attribution analyses; or (v) in connection with transition managers; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Investment Adviser employs to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of
Fund shareholders, on the one hand, and those of the Investment Adviser, the
Distributor or any affiliated person of the Fund, the Investment Adviser or the
Distributor, on the other.

      (d) Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third-party that is not listed in (c) above may receive non-public portfolio holdings information pursuant to a validly executed nondisclosure agreement. At least three members of the PHRC, or their designees, and one member of the Fund's Audit Committee, or his or her designee, shall be present at the Special Meeting in order to constitute a quorum. At any Special
Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote; provided, however, that the Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.

      (e) The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) for a period of at least six years. The PHRC, or its designee(s), will report their decisions to the Board of Trustees at each
Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

III. MANAGEMENT OF THE FUND

A. BOARD OF TRUSTEES

      The Board of Trustees of the Fund oversees the management of the Fund, but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Adviser to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

                                       20

      Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION

      TRUSTEES AND OFFICERS. The Board of the Fund consists of nine Trustees.
These same individuals also serve as directors or trustees for all of the funds advised by the Investment Adviser (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP
LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser's parent company, Morgan Stanley. These are the "non-interested" or "Independent"
Trustees. The other two Trustees (the "Management Trustees") are affiliated with the Investment Adviser.

      The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below)
overseen by each Independent Trustee (as of December 31, 2004) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios)
advised by the Investment Adviser and any funds that have an investment advisor that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

                                                                                               NUMBER OF
                                                                                              PORTFOLIOS
                                                                                                IN FUND
                                POSITION(S)      LENGTH OF                                      COMPLEX
NAME, AGE AND ADDRESS OF         HELD WITH         TIME      PRINCIPAL OCCUPATION(S) DURING    OVERSEEN    OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE            REGISTRANT       SERVED*            PAST 5 YEARS**           BY TRUSTEE          BY TRUSTEE
----------------------------  ----------------  ----------  --------------------------------  -----------  ------------------------

Michael Bozic (64)            Trustee           Since       Private investor; Director or         197      Director of various
c/o Kramer Levin                                April 1994  Trustee of the Retail Funds                    business organizations.
Naftalis & Frankel LLP                                      (since April 1994) and the
Counsel to the                                              Institutional Funds (since July
Independent Trustees                                        2003); formerly Vice Chairman
1177 Avenue of the                                          of Kmart Corporation (December
Americas                                                    1998-October 2000), Chairman
New York, NY 10036                                          and Chief Executive Officer of
                                                            Levitz Furniture Corporation
                                                            (November 1995-November 1998)
                                                            and President and Chief
                                                            Executive Officer of Hills
                                                            Department Stores (May
                                                            1991-July 1995); formerly
                                                            variously Chairman, Chief
                                                            Executive Officer, President
                                                            and Chief Operating Officer
                                                            (1987-1991) of the Sears
                                                            Merchandise Group of Sears,
                                                            Roebuck & Co.

Edwin J. Garn (73)            Trustee           Since       Consultant; Director or Trustee       197      Director of Franklin
1031N. Chartwell Court                          January     of the Retail Funds (since                     Covey (time management
Salt Lake City, UT 84103                        1993        January 1993) and the                          systems), BMW Bank of
                                                            Institutional Funds (since July                North America, Inc.
                                                            2003); member of the Utah                      (industrial loan
                                                            Regional Advisory Board of                     corporation), Escrow
                                                            Pacific Corp. (utility                         Bank USA (industrial
                                                            company); formerly Managing                    loan corporation),
                                                            Director of Summit Ventures                    United Space Alliance
                                                            LLC(2000-2004)(lobbying and                    (joint venture between
                                                            consulting firm); United States                Lockheed Martin and the
                                                            Senator (R-Utah) (1974-1992)                   Boeing Company) and
                                                            and Chairman, Senate Banking                   Nuskin Asia Pacific
                                                            Committee (1980-1986), Mayor of                (multilevel marketing);
                                                            Salt Lake City, Utah                           member of the board of
                                                            (1971-1974), Astronaut, Space                  various civic and
                                                            Shuttle Discovery (April 12-19,                charitable
                                                            1985), and Vice Chairman,                      organizations.
                                                            Huntsman Corporation (chemical
                                                            company).

                                       21

                                                                                               NUMBER OF
                                                                                              PORTFOLIOS
                                                                                                IN FUND
                                POSITION(S)      LENGTH OF                                      COMPLEX
NAME, AGE AND ADDRESS OF         HELD WITH         TIME      PRINCIPAL OCCUPATION(S) DURING    OVERSEEN    OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE            REGISTRANT       SERVED*            PAST 5 YEARS**           BY TRUSTEE          BY TRUSTEE
----------------------------  ----------------  ----------  --------------------------------  -----------  ------------------------

Wayne E. Hedien (71)          Trustee           Since       Retired; Director or Trustee          197      Director of The PMI Group
c/o Kramer Levin                                September   of the Retail Funds (since                     Inc. (private mortgage
Naftalis & Frankel LLP                          1997        September 1997) and the                        insurance); Trustee and
Counsel to the                                              Institutional Funds (since                     Vice Chairman of The
Independent Trustees                                        July 2003); formerly associated                Field Museum of Natural
1177 Avenue of the                                          with the Allstate Companies                    History; director of
Americas                                                    (1966-1994), most recently as                  various other business
New York, NY 10036                                          Chairman of The Allstate                       and charitable
                                                            Corporation (March 1993-                       organizations.
                                                            December 1994) and Chairman
                                                            and Chief Executive Officer of
                                                            its wholly-owned subsidiary,
                                                            Allstate Insurance Company
                                                            (July 1989-December 1994).

Dr. Manuel H. Johnson (56)    Trustee           Since       Senior Partner, Johnson Smick         197      Director of NVR, Inc.
c/o Johnson Smick                               July 1991   International, Inc., a                         (home construction);
Group Inc.                                                  consulting firm; Chairman of                   Director of KFX Energy;
888 16th Street, NW                                         the Audit Committee and                        Director of RBS Greenwich
Suite 740                                                   Director or Trustee of the                     Capital Holdings
Washington, D.C. 20006                                      Retail Funds (since July 1991)                 (financial holding
                                                            and the Institutional Funds                    company).
                                                            (since July 2003); Co-Chairman
                                                            and a founder of the Group of
                                                            Seven Council (G7C), an
                                                            international economic
                                                            commission; formerly Vice
                                                            Chairman of the Board of
                                                            Governors of the Federal
                                                            Reserve System and Assistant
                                                            Secretary of the U.S.
                                                            Treasury.

Joseph J. Kearns (63)         Trustee           Since       President, Kearns & Associates        198      Director of Electro Rent
c/o Kearns &                                    July 2003   LLC (investment                                Corporation (equipment
Associates LLC                                              consulting); Deputy Chairman of                leasing), The Ford Family
PMB754                                                      the Audit Committee and                        Foundation, and the UCLA
23852 Pacific Coast Highway                                 Director or Trustee of the                     Foundation.
Malibu, CA 90265                                            Retail Funds (since July 2003)
                                                            and the Institutional Funds
                                                            (since August 1994); previously
                                                            Chairman of the Audit
                                                            Committee of the Institutional
                                                            Funds (October 2001- July
                                                            2003); formerly CFO of the J.
                                                            Paul Getty Trust.

Michael E. Nugent (69)        Trustee           Since       General Partner of Triumph            197
c/o Triumph Capital, L.P.                       July 1991   Capital, L.P., a private
445 Park Avenue                                             investment partnership;
New York, NY 10022                                          Chairman of the Insurance
                                                            Committee and Director or
                                                            Trustee of the Retail Funds
                                                            (since July 1991) and the
                                                            Institutional Funds (since
                                                            July 2001); formerly Vice
                                                            President, Bankers Trust
                                                            Company and BT Capital
                                                            Corporation (1984-1988).

Fergus Reid (73)              Trustee           Since       Chairman of Lumelite Plastics         198      Trustee and Director of
c/o Lumelite Plastics                           July 2003   Corporation; Chairman of the                   certain investment
Corporation                                                 Governance Committee and                       companies in the JPMorgan
85 Charles Colman Blvd.                                     Director or Trustee of the                     Funds complex managed by
Pawling, NY 12564                                           Retail Funds (since July                       J.P. Morgan Investment
                                                            2003) and the Institutional                    Management Inc.
                                                            Funds (since June 1992).

----------
*     This is the earliest date the Trustee began serving the Retail Funds. Each
      Trustee serves an indefinite term, until his or her successor is elected.
**    The dates referenced below indicating commencement of service as
      Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or
      Institutional Funds, as applicable.

                                       22

      The Trustees who are affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the
Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of
December 31, 2004) and the other directorships, if any, held by the Trustee, are shown below.

                                                                                               NUMBER OF
                                                                                              PORTFOLIOS
                                                                                                IN FUND
                                                                                                COMPLEX
                                POSITION(S)      LENGTH OF                                    OVERSEEN BY
  NAME, AGE AND ADDRESS OF       HELD WITH         TIME      PRINCIPAL OCCUPATION(S) DURING    MANAGEMENT  OTHER DIRECTORSHIPS HELD
     MANAGEMENT TRUSTEE          REGISTRANT       SERVED*            PAST 5 YEARS**             TRUSTEE           BY TRUSTEE
----------------------------  ----------------  ----------  --------------------------------  -----------  -------------------------

Charles A. Fiumefreddo (72)   Chairman          Since       Chairman and Director or Trustee      197      None.
c/o Morgan Stanley Trust      of the            July 1991   of the Retail Funds (since July
Harborside Financial Center,  Board                         1991) and the Institutional
Plaza Two,                    and                           Funds (since July 2003);
Jersey City, NJ 07311         Trustee                       formerly Chief Executive Officer
                                                            of the Retail Funds (until
                                                            September 2002).

James F. Higgins (57)         Trustee           Since       Director or Trustee of the            197      Director of AXA
c/o Morgan Stanley Trust                        June        Retail Funds (since June 2000)                 Financial, Inc. and The
Harborside Financial                            2000        and the Institutional Funds                    Equitable Life Assurance
Center,                                                     (since July 2003); Senior Advisor              Society of the United
Plaza Two,                                                  of Morgan Stanley (since August                States (financial
Jersey City, NJ 07311                                       2000); Director of the                         services).
                                                            Distributor and Dean Witter
                                                            Realty Inc.; previously
                                                            President and Chief Operating
                                                            Officer of the Private Client
                                                            Group of Morgan Stanley (May
                                                            1999-August 2000), and
                                                            President and Chief Operating
                                                            Officer of Individual Securities
                                                            of Morgan Stanley (February
                                                            1997-May 1999).

----------
*     This is the earliest date the Trustee began serving the Retail Funds. Each
      Trustee serves an indefinite term, until his or her successor is elected.
**    The dates referenced below indicating commencement of service as
      Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or
      Institutional Funds, as applicable.

                               POSITION(S)       LENGTH OF
  NAME, AGE AND ADDRESS OF      HELD WITH          TIME                            PRINCIPAL OCCUPATION(S) DURING
     EXECUTIVE OFFICER         REGISTRANT         SERVED*                                  PAST 5 YEARS**
---------------------------  --------------  -----------------  --------------------------------------------------------------------

Ronald E. Robison (66)       President and   President (since   President (since September 2005) and Principal Executive Officer of
1221 Avenue of the Americas  Principal       September 2005)    funds in the Fund Complex (since May 2003); Managing Director of
New York, NY 10020           Executive       and Principal      Morgan Stanley & Co. Incorporated and Morgan Stanley; Managing
                             Officer         Executive Officer  Director and Director of Morgan Stanley Investment Management Inc.,
                                             (since May 2003)   Morgan Stanley Distribution Inc. and Morgan Stanley Distributors
                                                                Inc.; Managing Director, Chief Administrative Officer and Director
                                                                of Morgan Stanley Investment Advisors Inc. and Morgan Stanley
                                                                Services Company Inc.; Chief Executive Officer and Director of
                                                                Morgan Stanley Trust; Director of Morgan Stanley SICAV (since May
                                                                2004); President (since September 2005) and Principal Executive
                                                                Officer (since May 2003) of the Van Kampen Funds; previously,
                                                                Executive Vice President (July 2003-September 2005) of funds in the
                                                                Fund Complex and the Van Kampen Funds. He was also previously
                                                                President and Director of the Institutional Funds (March 2001-July
                                                                2003), Chief Global Operations Officer of Morgan Stanley Investment
                                                                Management Inc. and Chief Executive Officer and Chairman of Van
                                                                Kampen Investor Services.

Joseph J. McAlinden (62)     Vice President  Since July 1995    Managing Director and Chief Investment Officer of the Investment
1221 Avenue of the Americas                                     Adviser and Morgan Stanley Investment Management Inc.; Chief
New York, NY 10020                                              Investment Officer of the Van Kampen Funds; Vice President of the
                                                                Institutional Funds (since July 2003) and the Retail Funds (since
                                                                July 1995).

----------------
*     This is the earliest date the Officer began serving the Retail Funds. Each
      Officer serves an indefinite term, until his or her successor is elected.
**    The dates referenced below indicating commencement of service as an
      Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

                                       23

                               POSITION(S)       LENGTH OF
  NAME, AGE AND ADDRESS OF      HELD WITH          TIME                            PRINCIPAL OCCUPATION(S) DURING
     EXECUTIVE OFFICER         REGISTRANT         SERVED*                                  PAST 5 YEARS**
---------------------------  --------------  -----------------  --------------------------------------------------------------------

Barry Fink (50)              Vice President  Since              General Counsel (since May 2000) and Managing Director (since
1221 Avenue of the Americas                  February 1997      December 2000) of Morgan Stanley Investment Management; Managing
New York, NY 10020                                              Director (since December 2000), Secretary (since February 1997) and
                                                                Director of the Investment Adviser and the Administrator; Vice
                                                                President of the Retail Funds; Assistant Secretary of Morgan Stanley
                                                                DW; Vice President of the Institutional Funds (since July
                                                                2003); Managing Director, Secretary and Director of the Distributor;
                                                                previously Secretary (February 1997-July 2003) of the Retail Funds
                                                                and General Counsel (February 1997-April 2004) of the Retail Funds;
                                                                Vice President and Assistant General Counsel of the Investment
                                                                Adviser and the Administrator (February 1997-December 2001).

Amy R. Doberman (43)         Vice President  Since July 2004    Managing Director and General Counsel, U.S. Investment Management;
1221 Avenue of the Americas                                     Managing Director of Morgan Stanley Investment Management Inc. and
New York, NY 10020                                              the Investment Adviser; Vice President of the Institutional and
                                                                Retail Funds (since July 2004); Vice President of the Van Kampen
                                                                Funds (since August 2004); previously, Managing Director and General
                                                                Counsel - Americas, UBS Global Asset Management (July 2000-July
                                                                2004) and General Counsel, Aeltus Investment Management,
                                                                Inc. (January 1997-July 2000).

Carsten Otto(42)             Chief           Since October      Executive Director and U.S. Director of Compliance for Morgan
1221 Avenue of the Americas  Compliance      2004               Stanley Investment Management (since October 2004); Executive
New York, NY 10020           Officer                            Director of the Investment Adviser and Morgan Stanley Investment
                                                                Management Inc.; formerly Assistant Secretary and Assistant General
                                                                Counsel of the Morgan Stanley Retail Funds.

Stefanie V. Chang (39)       Vice President  Since July 2003    Executive Director of Morgan Stanley & Co. Incorporated, Morgan
1221 Avenue of the Americas                                     Stanley Investment Management Inc. and the Investment Adviser; Vice
New York, NY 10020                                              President of the Institutional Funds (since December 1997) and the
                                                                Retail Funds (since July 2003); formerly practiced law with the New
                                                                York law firm of Rogers & Wells (now Clifford Chance US LLP).

Francis J. Smith (40)        Treasurer and   Treasurer since    Executive Director of the Investment Adviser and the
c/o Morgan Stanley Trust     Chief           July 2003 and      Administrator (since December 2001); previously, Vice President of
Harborside Financial Center, Financial       Chief Financial    the Retail Funds (September 2002-July 2003); Vice President of the
Plaza Two,                   Officer         Officer since      Investment Adviser and the Administrator (August 2000-November
Jersey City, NJ 07311                        September 2002     2001).

Thomas F. Caloia (59)        Vice President  Since July 2003    Executive Director (since December 2002) and Assistant Treasurer of
c/o Morgan Stanley Trust                                        the Investment Adviser, the Distributor and the Administrator;
Harborside Financial Center,                                    previously Treasurer of the Retail Funds (April 1989-July
Plaza Two,                                                      2003); formerly First Vice President of the Investment Adviser, the
Jersey City, NJ 07311                                           Distributor and the Administrator.

Mary E. Mullin (38)          Secretary       Since July 2003    Executive Director of Morgan Stanley & Co. Incorporated, Morgan
1221 Avenue of the Americas                                     Stanley Investment Management Inc. and the Investment Adviser;
New York, NY 10020                                              Secretary of the Institutional Funds (since June 1999) and the
                                                                Retail Funds (since July 2003); formerly practiced law with the New
                                                                York law firms of McDermott, Will & Emery and Skadden, Arps, Slate,
                                                                Meagher & Flom LLP.

----------------
*     This is the earliest date the Officer began serving the Retail Funds. Each
      Officer serves an indefinite term, until his or her successor is elected.
**    The dates referenced below indicating commencement of service as an
      Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

                                       24

      In addition, the following individuals who are officers of the Investment
Adviser or its affiliates serve as assistant secretaries of the Fund: Lou Anne
D. McInnis, Joseph Benedetti, Joanne Antico, Daniel Burton, Joanne Doldo, Tara
A. Farrelly, Alice J. Gerstel, Eric C. Griffith, Edward J. Meehan, Elisa
Mitchell, Elizabeth Nelson, Debra Rubano, Rita Rubin, Sheri L. Schreck and
Julien H. Yoo.

      For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of
Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc. and Morgan
Stanley AIP GP LP) for the calendar year ended December 31, 2004 is shown below.

                                                                         AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                          ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                         DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND    BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
    NAME OF TRUSTEE                (AS OF DECEMBER 31, 2004)                        (AS OF DECEMBER 31, 2004)
----------------------   ---------------------------------------------   -----------------------------------------------

INDEPENDENT:

Michael Bozic                                 none                                        over $100,000
Edwin J. Garn                           $10,001 - $50,000                                 over $100,000
Wayne E. Hedien                               none                                        over $100,000
Dr. Manuel H. Johnson                         none                                        over $100,000
Joseph J. Kearns(1)                           none                                        over $100,000
Michael E. Nugent                             none                                        over $100,000
Fergus Reid(1)                                none                                        over $100,000

INTERESTED:

Charles A. Fiumefreddo                  $10,001 - $50,000                                 over $100,000
James F. Higgins                              none                                        over $100,000

----------
(1)   Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of
      December 31, 2004, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid was $584,856 and $667,002, respectively, pursuant to the deferred compensation plan.

      As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

      INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail
Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees, including two
Independent Trustees, serve as members of the Insurance Committee, and three
Independent Trustees serve as members of the Governance Committee.

      The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The
Independent Trustees are required to select and nominate individuals to fill any
Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

      The Board of Trustees of the Fund has a separately-designated standing
Audit Committee established in accordance with Section 3(a)(58)(A) of the
Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists;

                                       25

reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full
Board. The Fund has adopted a formal, written Audit Committee Charter. During the Fund's fiscal year ended July 31, 2005, the Audit Committee held eight meetings.

      The members of the Audit Committee of the Fund are currently Michael
Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns,
Michael E. Nugent and Fergus Reid. None of the members of the Fund's Audit
Committee is an "interested person," as defined under the Investment Company
Act, of the Fund (with such disinterested Trustees being Independent Trustees or individually, Independent Trustee). Each Independent Trustee is also
"independent" from the Fund under the listing standards of the New York Stock
Exchange, Inc. (NYSE). The current Chairman of the Audit Committee of the Fund is Dr. Manuel H. Johnson.

      The Board of Trustees of the Fund also has a Governance Committee. The
Governance Committee identifies individuals qualified to serve as Independent
Trustees on the Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the
Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are currently Michael Bozic,
Edwin J. Garn and Fergus Reid, each of whom is an Independent Trustee. The current Chairman of the Governance Committee is Fergus Reid. During the Fund's
fiscal year ended July 31, 2005, the Governance Committee held two meetings.

      The Fund does not have a separate nominating committee. While the Fund's
Governance Committee recommends qualified candidates for nominations as
Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr.
Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid, for all
funds) participates in the election and nomination of candidates for election as
Independent Trustees for the Fund. Persons recommended by the Fund's Governance
Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the
Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent
Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board.
Nominations from shareholders should be in writing and sent to the Independent
Trustees as described below under the caption "Shareholder Communications."

      There were 15 meetings of the Board of Trustees of the Fund held during the fiscal year ended July 31, 2005. The Independent Trustees of the Fund also met seven times during that time, in addition to the 15 meetings of the full
Board.

      Finally, the Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. Messrs. Nugent and Hedien
are Independent Trustees. During the Fund's fiscal year ended July 31, 2005, the
Insurance Committee held six meetings.

      ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND
INSTITUTIONAL FUNDS. The Independent Trustees and the Fund's management believe that having the same Independent Trustees for each of the Retail Funds and
Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of

                                       26

the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and
Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent
Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and
Institutional Funds.

      TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust
provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee,
Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

      SHAREHOLDER COMMUNICATIONS. Shareholders may send communications to the
Fund's Board of Trustees. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

C. COMPENSATION

      Each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each
Independent Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an
Independent Trustee who attended all six meetings would receive total compensation of $180,000 for serving the funds. The Chairman of the Audit
Committee receives an additional annual retainer fee of $60,000. Other Committee
Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each
Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional
Funds and for administrative services provided to each Board.

      The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are or have been employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement from the
Fund for their services as Trustee.

      Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the
"DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

      Prior to April 1, 2004, the Institutional Funds maintained a similar
Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each
Independent Trustee to defer payment of all, or a portion, of

                                       27

the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan
(except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

      The following table shows aggregate compensation payable to each of the
Fund's Trustees from the Fund for the fiscal year ended July 31, 2005 and the aggregate compensation payable to each of the Fund's Trustees by the Fund
Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2004.

                                  COMPENSATION

                                                                NUMBER OF
                                                            PORTFOLIOS IN THE
                                                              FUND COMPLEX
                                                             FROM WHICH THE    TOTAL COMPENSATION
                                       TOTAL COMPENSATION   TRUSTEE RECEIVED     FROM THE FUND
                                          FROM THE FUND      COMPENSATION(5)       COMPLEX(5)
                                       ------------------   -----------------  ------------------

NAME OF INDEPENDENT TRUSTEE:
Michael Bozic(1)(3)                       $       404              197            $    178,000
Edwin J. Garn(1)(3)                               399              197                 178,000
Wayne E. Hedien(1)(2)                             404              197                 178,000
Dr. Manuel H. Johnson(1)                          543              197                 238,000
Joseph J. Kearns(1)(4)                            480              198                 211,000
Michael E. Nugent(1)(2)                           473              197                 208,000
Fergus Reid(1)(3)                                 473              198                 213,000

NAME OF INTERESTED TRUSTEE:
Charles A. Fiumefreddo(2)                         831              197                 360,000
James F. Higgins                                    0              197                       0

----------
(1)   Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit
      Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.
(2)   Member of the Insurance Committee. Mr. Nugent is the Chairman of the
      Insurance Committee.
(3)   Member of the Governance Committee. Mr. Reid is the Chairman of the
      Governance Committee.
(4)   Includes amounts deferred at the election of the Trustee under the DC
      Plan.
(5)   Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in these columns are presented on a calendar year basis.

      Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"),
not including the Fund, had adopted a retirement program under which an
Independent Trustee who retired after serving for at least five years as an
Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such
Eligible Trustee's retirement as shown in the table below.

      The following table illustrates the retirement benefits accrued to the
Fund's Independent Trustees by the Adopting Funds for the calendar year ended
December 31, 2004, and the estimated retirement benefits for the Independent
Trustees from the Adopting Funds for each calendar year following retirement.
Messrs. Kearns and Reid did not participate in the retirement program.

                                                                                 ESTIMATED
                                                              RETIREMENT           ANNUAL
                                                               BENEFITS        BENEFITS UPON
                                                              ACCRUED AS       RETIREMENT(1)
                                                             FUND EXPENSES       FROM ALL
                                                            BY ALL ADOPTING      ADOPTING
NAME OF INDEPENDENT TRUSTEE:                                     FUNDS             FUNDS
----------------------------                                ----------------   -------------

Michael Bozic                                                 $     19,437      $   46,871
Edwin J. Garn                                                       28,779          46,917
Wayne E. Hedien                                                     37,860          40,020
Dr. Manuel H. Johnson                                               19,701          68,630
Michael E. Nugent                                                   35,471          61,377

----------
(1)   Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

                                       28

      In addition, Messrs. Bozic, Gam, Hedien, Johnson and Nugent received a lump sum benefit from the liquidation of a fund in the retirement program in
2004 in the amount of $3,639, $6,935, $5,361, $2,915 and $6,951, respectively.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      The following owned 5% or more of the outstanding Class D shares of the
Fund as of November 1, 2005: Hare & Co., C/O The Bank of New York, PO Box 11203,
New York, NY 10286-1203 -- 45.97%.

      As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT ADVISORY AND OTHER SERVICES

A. INVESTMENT ADVISER AND ADMINISTRATOR

      The Investment Adviser to the Fund is Morgan Stanley Investment Advisors
Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New
York, New York 10020. The Investment Adviser is a wholly-owned subsidiary of
Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

      Prior to November 1, 2004, pursuant to an investment management agreement
(the "Management Agreement") with the Investment Adviser, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund paid the Investment Adviser monthly compensation calculated daily by applying the following annual rate to the net assets of the Fund determined as of the close of each business day:
0.75% of the portion of the daily net assets not exceeding $2 billion; and
0.725% of the portion of the daily net assets exceeding $2 billion. The management fee was allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class.

      The Board of Trustees of the Fund approved amending and restating, effective November 1, 2004, the Management Agreement to remove the administrative service component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.67% of the portion of the daily net assets not exceeding $500 million; 0.645% of the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and
0.595% of the portion of the daily net assets exceeding $3 billion. The Fund's
Investment Adviser will continue to provide investment advisory services under an Amended and Restated Investment Advisory Agreement ("Investment Advisory
Agreement"). The administration services previously provided to the Fund by the
Investment Adviser will be provided by Morgan Stanley Services Company Inc.
("Administrator"), a wholly-owned subsidiary of the Investment Adviser, pursuant to a separate administration agreement ("Administration Agreement") entered into by the Fund with the Administrator. Such change resulted in a 0.08% reduction in the investment advisory fee concurrent with the implementation of a 0.08%
administration fee pursuant to the new administration agreement. Under the terms of the Administration Agreement, the Administrator will provide the same administrative services previously provided by the Investment Adviser.

      For the fiscal years ended July 31, 2003, 2004 and 2005, the Fund accrued total compensation under the Management Agreement and the Investment Advisory
Agreement in the amounts of $3,624,368, $3,267,361 and $2,338,311, respectively.

      For the period November 1, 2004 through July 31, 2005, the Administrator accrued compensation under the Administration Agreement in the amount of
$198,840.

      Although the entities providing administrative services to the Fund have changed, the Morgan Stanley personnel performing such services will remain the same. Furthermore, the changes did not result in any increase in the amount of total combined fees paid by the Fund for investment advisory and administrative services, or any decrease in the nature or quality of the investment advisory or administrative services received by the Fund.

                                       29

B. PRINCIPAL UNDERWRITER

      The Fund's principal underwriter is the Distributor (which has the same address as the Investment Adviser). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a
Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

      The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to
Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

      The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the
Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the
Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT ADVISER AND ADMINISTRATOR

      The Investment Adviser manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Adviser obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

      Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help and bookkeeping as the Fund may reasonably require in the conduct of its business. The
Administrator also assists in the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions
(except insofar as the participation or assistance of the independent registered public accounting firm and attorneys is, in the opinion of the Administrator, necessary or desirable). The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

      Expenses not expressly assumed by the Investment Adviser under the
Investment Advisory Agreement or by the Administrator under the Administration
Agreement or by the Distributor will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Adviser or any corporate affiliate of the Investment Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the
Fund or of the Investment Adviser (not including compensation or expenses of attorneys who are employees of the Investment Adviser); fees and expenses of the

                                       30

Fund's independent registered public accounting firm; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

      The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Adviser is not liable to the Fund or any of its investors for any act or omission by the Investment Adviser or for any losses sustained by the Fund or its investors.

      The Investment Advisory Agreement will remain in effect from year to year, provided continuance of the Investment Advisory Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment
Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.

      The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Fund or any of its investors for any act or omission by the Administrator or for any losses sustained by the Fund or its investors. The Administration Agreement will continue unless terminated by either party by written notice delivered to the other party within 30 days.

D. DEALER REALLOWANCES

      Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN

      The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than
Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C, respectively.

      Effective May 1, 2004, the Board approved an Amended and Restated Plan of
Distribution Pursuant to Rule 12b-1 (the "Amended Plan") converting the Plan with respect to Class B shares from a "compensation" to a "reimbursement" plan similar to that of Class A and Class C. Except as otherwise described below, the terms of the Plan remain unchanged.

      The Distributor also receives the proceeds of front-end sales charges
("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley
DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended July 31, in approximate amounts as provided in the table below (the
Distributor did not retain any of these amounts).

                              2005                        2004                        2003
                     ----------------------      ----------------------     ------------------------

Class A               FSCs:(1)  $    14,059       FSCs:(1)  $    21,872      FSCs:(1)  $      29,595
                     CDSCs:     $     2,000      CDSCs:     $         3     CDSCs:     $          15
Class B              CDSCs:     $   647,158      CDSCs:     $   943,619     CDSCs:     $   1,158,423
Class C              CDSCs:     $     2,199      CDSCs:     $     3,094     CDSCs:     $       3,429

----------
(1)   FSCs apply to Class A only.

      The Distributor has informed the Fund that the entire fee payable by Class
A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class'

                                       31

average daily net assets are currently each characterized as a "service fee"
under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the NASD.

      Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. For the fiscal year ended July 31, 2005,
Class A, Class B and Class C shares of the Fund accrued payments under the Plan amounting to $54,354, $2,828,306 and $316,010, respectively, which amounts are equal to 0.25%, 1.00% and 0.99% of the average daily net assets of Class A,
Class B and Class C, respectively, for the period.

      The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four
Classes, each with a different distribution arrangement.

      With respect to Class A shares, Morgan Stanley DW compensates its
Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.00% of the amount sold and an annual residual commission, currently a residual of up to
0.25% of the current value of the respective accounts for which they are the
Financial Advisors or dealers of record in all cases.

      With respect to Class B shares, Morgan Stanley DW compensates its
Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.00% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value of the amount sold in all cases.

      With respect to Class C shares, Morgan Stanley DW compensates its
Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.00% of the amount sold and an annual residual commission, currently up to 1.00% of the current value of the respective accounts for which they are the Financial Advisors of record.

      The gross sales credit is a charge which reflects commissions paid by
Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's
Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

      The distribution fee that the Distributor receives from the Fund under the
Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge").
These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those
Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the
"broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the
Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

      The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class
A, and

                                       32

1.00%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class
C) may be reimbursed without prior Board determination. In the event that the
Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the
Fund, and in making such a determination shall consider the scope of the
Distributor's commitment to promoting the distribution of the Fund's Class A and
Class C shares.

      Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended July 31, 2005 to the Distributor. The
Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the
Plan, $76,138,494 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i)
9.73% ($7,408,239) -- advertising and promotional expenses; (ii) 0.07% ($55,658)
-- printing and mailing of prospectuses for distribution to other than current shareholders; and (iii) 90.20% ($68,674,597) -- other expenses, including the gross sales credit and the carrying charge, of which 7.42% ($5,095,043)
represents carrying charges, 38.33% ($26,321,935) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 54.25% ($37,257,619) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amount accrued by Class C under the Plan during the fiscal year ended July 31, 2005 were service fees. The remainder of the amounts accrued by
Class C were for expenses, which relate to compensation of sales personnel and associated overhead expenses.

      In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and
$750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan
Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class
B shares, totaled $21,275,637 as of July 31, 2005, which was equal to 8.69% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund.
Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of
CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

      Under the Amended Plan, the Fund is authorized to reimburse the
Distributor for its actual distribution expenses incurred on behalf of Class B shares and from unreimbursed distribution expenses, on a monthly basis, the amount of which may in no event exceed an amount equal to payment at the annual rate of 1.00% of average daily net assets of Class B.

      In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.00% of the average daily net assets of Class A or Class C, respectively, will

                                       33

not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley
Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A and Class C at December 31, 2004 (end of the calendar year). No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the
Plan.

      No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Adviser, Morgan Stanley DW, Morgan Stanley
Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

      On an annual basis, the Trustees, including a majority of the Independent
Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the
Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2)
the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management;
and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the
Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders.

      The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent
Trustees or by a vote of a majority of the outstanding voting securities of the
Fund (as defined in the Investment Company Act) on not more than 30 days'
written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. OTHER SERVICE PROVIDERS

      (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

      Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the
Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza
Two, 2nd Floor, Jersey City, NJ 07311.

      (2) CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Bank of New York, 100 Church Street, New York, NY 10286, is the
Custodian of the Fund's assets. Any of the Fund's cash balances with the
Custodian in excess of $100,000 are unprotected by federal deposit insurance.
These balances may, at times, be substantial.

      Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is
the independent registered public accounting firm of the Fund. The Fund's independent registered public accounting firm is responsible for auditing the annual financial statements.

                                       34

      (3) AFFILIATED PERSONS

      The Transfer Agent is an affiliate of the Investment Adviser and the
Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer
Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. FUND MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

      As of July 31, 2005 Dennis P. Lynch managed 32 mutual funds with a total of approximately $13.9 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $1 billion in assets; and 12,469 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $2.9 billion in assets. Of these 12,469 other accounts, one account with approximately $202.5 million in assets had performance-related fees.

      As of July 31, 2005 Sam G. Chainani managed 32 mutual funds with a total of approximately $13.9 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $1 billion in assets; and other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $2.9 billion in assets. Of these 12,469 other accounts, one account with approximately $202.5 million in assets had performance-related fees.

      As of July 31, 2005 David S. Cohen managed 32 mutual funds with a total of approximately $13.9 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $1 billion in assets; and other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $2.9 billion in assets. Of these 12,469 other accounts, one account with approximately $202.5 million in assets had performance-related fees.

      As of July 31, 2005 Alexander Norton managed 32 mutual funds with a total of approximately $13.9 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $1 billion in assets; and other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $2.9 billion in assets. Of these 12,469 other accounts, one account with approximately $202.5 million in assets had performance-related fees.

      Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

      Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

      BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment
Adviser.

      DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

      Discretionary compensation can include:

      -     CASH BONUS;

                                       35

      -     MORGAN STANLEY'S EQUITY INCENTIVE COMPENSATION PROGRAM (EICP) AWARDS
            -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

      -     INVESTMENT MANAGEMENT DEFERRED COMPENSATION PLAN (IMDCP) AWARDS -- a
            mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the
            Fund;

      -     VOLUNTARY DEFERRED COMPENSATION PLANS -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

      Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

      -     Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a
            fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups, where applicable.
            Generally, the greatest weight is placed on the three- and five-year periods.

      -     Revenues generated by the investment companies, pooled investment vehicles and other accounts manages by the portfolio manager.

      -     Contribution to the business objectives of the Investment Adviser.

      -     The dollar amount of assets managed by the portfolio manager.

      -     Market compensation survey research by independent third parties.

      -     Other qualitative factors, such as contributions to client objectives.

      -     Performance of Morgan Stanley and Morgan Stanley Investment
            Management, and the overall performance of the Global Investor
            Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS
      As of July 31, 2005, the dollar range of securities owned (either directly or through certain deferred compensation programs) is listed below:

Dennis P. Lynch:                                                         None
David S. Cohen:                                                          None
Sam Chainani:                                                            None
Alexander Norton:                                                        None(1)

H. CODES OF ETHICS

      The Fund, the Investment Adviser and the Distributor have each adopted a
Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The
Codes of Ethics are designed to detect and prevent improper personal trading.
The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the
Fund, subject to a number of

----------
(1)   Not included in the table above, the portfolio manager has made investments (either beneficially or notionally through the IMDCP or other deferred compensation programs) in one or more mutual funds managed by the same portfolio management team pursuant to a similar strategy.

                                       36

restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a preclearance requirement with respect to personal securities transactions.

I. PROXY VOTING POLICY AND PROXY VOTING RECORD

      The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to the
Investment Adviser. The following is a summary of the Investment Adviser's Proxy
Voting Policy ("Proxy Policy").

      The Investment Adviser uses best efforts to vote proxies on securities held in the Fund as part of its authority to manage, acquire and dispose of Fund assets. In this regard, the Investment Adviser has formed a Proxy Review
Committee ("Committee") comprised of senior investment professionals that is responsible for creating and implementing the Proxy Policy. The Committee meets monthly but may meet more frequently as conditions warrant. The Proxy Policy provides that the Investment Adviser will vote proxies in the best interest of clients consistent with the objective of maximizing long-term investment returns. The Proxy Policy provides that the Investment Adviser will generally vote proxies in accordance with pre-determined guidelines contained in the Proxy
Policy. The Investment Adviser may vote in a manner that is not consistent with the pre-determined guidelines, provided that the vote is approved by the
Committee. The Investment Adviser generally will not vote a proxy if it has sold the affected security between the record date and the meeting date.

      The Proxy Policy provides that, unless otherwise determined by the
Committee, votes will be cast in the manner described below:

      -     Generally, routine proposals will be voted in support of management.

      -     With regard to the election of directors, where no conflict exists and where no specific governance deficiency has been noted, votes will be cast in support of management's nominees.

      -     The Investment Adviser will vote in accordance with management's recommendation with respect to certain non-routine proposals (i.e., reasonable capitalization changes, stock repurchase programs, stock splits, certain compensation-related matters, certain anti-takeover measures, etc.)

      -     The Investment Adviser will vote against certain non-routine proposals (i.e., unreasonable capitalization changes, establishment of cumulative voting rights for the election of directors, requiring supermajority shareholder votes to amend by-laws, indemnification of auditors, etc.) (notwithstanding management support).

      -     The Investment Adviser will vote in its discretion with respect to certain non-routine proposals (i.e., mergers, acquisitions, take-overs, spin-offs, etc.) which may have a substantive financial or best interest impact on an issuer.

      -     The Investment Adviser will vote for certain proposals it believes call for reasonable charter provisions or corporate governance practices (i.e., requiring auditors to attend annual shareholder meetings, requiring that members of compensation, nominating and audit committees be independent, reducing or eliminating
            supermajority voting requirements, etc).

      -     The Investment Adviser will vote against certain proposals it believes call for unreasonable charter provisions or corporate governance practices (i.e., proposals to declassify boards, proposals to require a company to prepare reports that are costly to provide or that would require duplicative efforts or expenditure that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders, etc.).

      -     Certain other proposals (i.e., proposals requiring directors to own large amounts of company stock to be eligible for election, requiring diversity of board membership relating to broad based social, religious or ethnic groups, etc.) generally are evaluated by the Committee based on the nature of the proposal and the likely impact on shareholders.

      While the proxy voting process is well-established in the United States and other developed markets with a number of tools and services available to assist an investment adviser, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent the Investment Adviser's ability to vote such proxies. As a result, non-U.S.

                                       37

proxies will be voted on a best efforts basis only, after weighing the costs and benefits to the Fund of voting such proxies.

CONFLICTS OF INTEREST

      If the Committee determines that an issue raises a material conflict of interest, or gives rise to a potential material conflict of interest, the
Committee will request a special committee to review, and recommend a course of action with respect to, the conflict in question and that the Committee will have sole discretion to cast a vote.

THIRD PARTIES

      To assist in its responsibility for voting proxies, the Investment Adviser has retained Institutional Shareholder Services ("ISS"), Glass Lewis as experts in the proxy voting and corporate governance area. In addition to ISS, Glass
Lewis and Proxy Governance, Inc., the Investment Adviser may from time to time retain other proxy research providers. ISS, Glass Lewis, Proxy Governance, Inc.
and these other proxy research providers are referred to herein as "Research
Providers." The services provided to the Investment Adviser by the Research
Provider include in-depth research, global issuer analysis, and voting recommendations. While the Investment Adviser may review and utilize recommendations made by the Research Providers in making proxy voting decisions, it is in no way obligated to follow such recommendations. In addition to research, the Research Providers provide vote execution, reporting, and recordkeeping. The Committee carefully monitors and supervises the services provided by the Research Providers.

FURTHER INFORMATION
      A copy of the Proxy Policy, as well as the Fund's most recent proxy voting record for the 12-month period ended June 30, filed with the SEC, are available without charge on our web site at www.morganstanley.com/funds. The
Fund's proxy voting record is also available without charge on the SEC's web site at www.sec.gov.

J. REVENUE SHARING

      The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other financial Intermediaries
("Intermediaries") in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the
Distributor may pay additional compensation to Morgan Stanley DW and to
Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley
Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan
Stanley Funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or
Distributor.

      These payments currently include the following amounts which are paid to
Morgan Stanley DW and other Intermediaries or their salespersons in accordance with the applicable compensation structure:

      (1)   On sales of $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley DW and other Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.*

      (2)   On Class D shares (other than shares held by participants in the
            Morgan Stanley Portfolio Architect(SM) Program, the Morgan Stanley
            Fund Solution(SM) Program, the Morgan Stanley Personal Portfolio(SM)
            Program and Morgan Stanley Corporate Retirement Solutions), Morgan
            Stanley DW and other Intermediaries receive an annual fee of up to
            0.05% of the average monthly net asset value of the Class D shares held in the applicable accounts.

----------
*     Commissions or transaction fees paid to Morgan Stanley DW or other
      Intermediaries who initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus
      0.75% on the next $1 million, plus 0.50% on the next $2 million, plus
      0.25% on the excess over $5 million.

                                       38

      (3)   On sales of Class A, B and C shares (except purchases through 401(k)
            platforms or shares, if any, held by participants in the Morgan
            Stanley Fund Solution(SM) Program, the Morgan Stanley Personal
            Portfolio(SM) Program and Morgan Stanley Corporate Retirement
            Solutions) through Morgan Stanley DW's Mutual Fund Network:

            -     An amount up to 0.11% of gross sales of Fund shares; and

            -     An annual fee in an amount up to 0.03% of the total average monthly net asset value of such Fund shares in excess of $9 billion.

      (4)   An amount equal to 0.20% of gross sales of Fund shares sold through
            401(k) platforms.

      The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide Morgan
Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

      You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES

A. BROKERAGE TRANSACTIONS

      Subject to the general supervision of the Trustees, the Investment Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a
"net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount.
Futures transactions are usually effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

      For the fiscal years ended July 31, 2003, 2004 and 2005, the Fund paid a total of $3,821,294, $2,541,581 and $757,679, respectively, in brokerage commissions.

B. COMMISSIONS

      Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The
Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan
Stanley DW is better than that available from other dealers.

      During the fiscal year ended July 31, 2003, 2004 and 2005, the Fund did not effect any principal transactions with Morgan Stanley DW.

      Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan
Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a

                                       39

comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction.
Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Adviser by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

      During the fiscal years ended July 31, 2003, 2004 and 2005, the Fund did not pay any brokerage commissions to Morgan Stanley DW.

      During the fiscal years ended July 31, 2003, 2004 and 2005, the Fund paid
$304,240, $324,682 and $21,542, respectively, in brokerage commissions to Morgan
Stanley & Co. During the fiscal year ended July 31, 2005, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 2.84% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately
4.29% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

C. BROKERAGE SELECTION

      The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. The Investment
Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients on the sale of shares of advised investment companies.
Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

      In seeking to implement the Fund's policies, the Investment Adviser effects transactions with those brokers and dealers who the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Adviser believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment
Adviser. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment;
wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Adviser from brokers and dealers may be utilized by the Investment Adviser and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

      The Investment Adviser and certain of its affiliates currently serve as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser or advisor to others. It is the practice of the Investment Adviser and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner as they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the

                                       40

portfolios of the Fund and other client accounts. The Investment Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE

      During the fiscal year ended July 31, 2005, the Fund paid $458,769 in brokerage commissions in connection with transactions in the aggregate amount of
$427,751,998 to brokers because of research services provided.

E. REGULAR BROKER-DEALERS

      During the fiscal year ended July 31, 2005, the Fund did not purchase securities issued by issuers who were among the ten brokers or dealers which executed transactions for or with Fund in the largest dollar amounts during the period. At July 31, 2005, the Fund did not own any securities issued by any of these issuers.

VII. CAPITAL STOCK AND OTHER SECURITIES

      The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

      The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the
PROSPECTUS.

      The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The
Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of
Trust. Under certain circumstances, the Trustees may be removed by action of the
Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

      Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of
Massachusetts counsel to the Fund, the risk to the Fund shareholders of personal liability is remote.

      The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the
Fund.

                                       41

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

A. PURCHASE/REDEMPTION OF SHARES

      Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's PROSPECTUS.

      TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of
Fund shares, the application of proceeds to the purchase of new shares in the
Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer
Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

      The Distributor and any authorized broker-dealer have appointed the
Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other
Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

      TRANSFERS OF SHARES. In the event a shareholder requests a transfer of
Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

      OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the
Transfer Agent for more information.

B. OFFERING PRICE

      The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor,
Morgan Stanley DW and other authorized dealers as described in Section "V.
Investment Advisory and Other Services -- E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

      In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price;
if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the
Investment Adviser that the sale price, the bid price or the mean between the last reported bid and asked

                                       42

price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into
U.S. dollar equivalents at the prevailing market rates prior to the close of the
NYSE.

      Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such price does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

      Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

      Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

      Generally, trading in foreign securities, as well as corporate bonds, U.S.
government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS

      The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. The following discussion is only a summary of certain tax considerations generally affecting the Fund and shareholders of the Fund and is not intended as a substitute for careful tax planning. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

      INVESTMENT COMPANY TAXATION. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of
1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders.

      The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

      Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses

                                       43

on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options and futures transactions and non-U.S. corporations classified as "passive foreign investment companies"
("PFICs"). Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

      Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the
Investment Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

      TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will be subject to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are generally taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Under current law, a portion of the ordinary income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rate as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

      Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders is generally
15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on all ordinary income dividends would move to 35% in 2009 and 39.6% in 2011.

      Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or
December, to shareholders of record of such months and paid in January then such amounts will be treated for tax purposes as received by the shareholders on
December 31.

      Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

      Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains. Recently enacted legislation amends certain rules relating to regulated investment companies. This legislation, among other things, modifies the federal income tax treatment of certain distributions to foreign investors. The Fund will no longer be required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Fund as
"interest-related dividends" or "short-term capital gain dividends," provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. Currently, however, the Fund will continue to withhold these amounts regardless of the fact that it is no longer required to do so.
Distributions attributable to gains from "U.S. real property interests"
(including certain U.S. real property holding corporations and which may include certain REITs and certain REIT capital gain dividends) will generally be subject to federal withholding tax and may give rise to an obligation on the part of the foreign shareholder to file a U.S. tax return. Also, such gains may be subject to a 30% branch profits tax in the hands of a

                                       44

foreign shareholder that is a corporation. The provisions contained in the legislation relating to distributions to foreign persons generally would apply to distributions with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the legislation.

      After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

      PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

      In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in
2009. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

      Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

      Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the
Fund, followed by the purchase of shares in the other fund.

      The ability to deduct capital losses may be limited. In addition, if a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS

      The Fund's shares are offered to the public on a continuous basis. The
Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares.
These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

                                       45

XI. PERFORMANCE DATA

        AVERAGE ANNUAL RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                           PERIOD ENDED JULY 31, 2005

                                               INCEPTION
CLASS                                            DATE:        1 YEAR      5 YEARS     LIFE OF FUND
-----                                          ---------      ------      -------     ------------

Class A                                         02/24/99      19.86%       -5.65%        2.05%
Class B                                         02/24/99      20.69%       -5.69%        2.13%
Class C                                         02/24/99      24.66%       -5.33%        2.15%
Class D                                         02/24/99      26.86%       -4.41%        3.16%

          AVERAGE ANNUAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                           PERIOD ENDED JULY 31, 2005

                                               INCEPTION
CLASS                                            DATE:        1 YEAR      5 YEARS     LIFE OF FUND
-----                                          ---------      ------      -------     ------------

Class A                                         02/24/99      26.50%       -4.63%        2.91%
Class B                                         02/24/99      25.69%       -5.35%        2.13%
Class C                                         02/24/99      25.66%       -5.33%        2.15%
Class D                                         02/24/99      26.86%       -4.41%        3.16%

          AGGREGATE TOTAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                           PERIOD ENDED JULY 31, 2005

                                               INCEPTION
CLASS                                            DATE:        1 YEAR      5 YEARS     LIFE OF FUND
-----                                          ---------      ------      -------     ------------

Class A                                         02/24/99      26.50%       -21.09%       20.25%
Class B                                         02/24/99      25.69%       -24.04%       14.54%
Class C                                         02/24/99      25.66%       -23.97%       14.66%
Class D                                         02/24/99      26.86%       -20.18%       22.12%

   AVERAGE ANNUAL AFTER-TAX RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                                     CLASS B
                           PERIOD ENDED JULY 31, 2005

                                               INCEPTION
CALCULATION METHODOLOGY                          DATE:        1 YEAR      5 YEARS     LIFE OF FUND
-----------------------                        ---------      ------      -------     ------------

After taxes on distributions                    02/24/99      20.69%       -6.56%        1.41%
After taxes on distributions and redemptions    02/24/99      13.45%       -5.18%        1.45%

XII. FINANCIAL STATEMENTS

      The Fund's audited financial statements for the fiscal year ended July 31,
2005, including notes thereto and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund's annual report. A copy of the
Fund's ANNUAL REPORT TO SHAREHOLDERS must accompany the delivery of this
STATEMENT OF ADDITIONAL INFORMATION.

XIII. FUND COUNSEL

      Clifford Chance US LLP, located at 31 West 52nd Street, New York, NY
10019, acts as the Fund's legal counsel.

                                      *****

      This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the
SEC.

                                       46

MORGAN STANLEY CAPITAL OPPORTUNITIES TRUST

PART C
OTHER INFORMATION

Item 15.	Indemnification

The response to this item is incorporated by reference to Exhibits 1 and 2 under Item 16 below and by reference to Item 25 of Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A, dated March 30, 2006, which was filed electronically pursuant to Regulation S-T on March 28, 2006 as an amendment to Registrant's Registration Statement on Form N-1A (File Nos. 811-7377 and 33-63685).

Item 16.	Exhibits

(1)	Form of Declaration of Trust of the Registrant, dated October 16, 1995, is incorporated by reference to Exhibit 1 of the Initial Registration Statement on Form N-1A, filed on October 25, 1995; Instrument Establishing and Designating Additional Classes is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on July 15, 1997; Form of Amendment dated June 25, 1999 to the Declaration of Trust of the Registrant, is incorporated by reference to Exhibit 1(c) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on June 24, 1999; Amendment to the Declaration of Trust of the Registrant, dated June 18, 2001, is incorporated by reference to Exhibit 1(d) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on January 29, 2002; Amendment to the Declaration of Trust of the Registrant, dated January 29, 2002, is incorporated by reference to Exhibit 1(e) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on January 29, 2002.

(2)	Amended and Restated By-Laws of the Registrant, dated April 24, 2003, is incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on February 27, 2004.

(3)	Not Applicable.

(4)	Copy of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement and Prospectus).

(5)	Not Applicable.

(6)	Amended and Restated Investment Advisory Agreement between the Registrant and Morgan Stanley Investment Advisors Inc., dated November 1, 2004, is incorporated by reference to Exhibit (d) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of Morgan Stanley Small-Mid Special Value Fund, filed on June 24, 2005.

(7)	(a)	Amended Distribution Agreement, dated June 22, 1998, is incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on June 24, 1999.

(b)	Selected Dealers Agreement between Morgan Stanley Distributors Inc. and Morgan Stanley DW Inc., dated as of April 1, 2005, is incorporated by reference to Exhibit e(2) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A of Morgan Stanley Fundamental Value Fund, filed on January 25, 2006.

(8)	Not Applicable.

(9)	(a)	Custody Agreement between The Bank of New York and the Registrant is incorporated by reference to Exhibit 8(a) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 6, 1995; Amendment dated April 17, 1996 to the Custody Agreement of this Registrant is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 1, 1996; Amendment dated June 15, 2001 to the Custody Agreement of the Registrant is incorporated by reference to Exhibit 7(c) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on January 29, 2002.

(b)	Foreign Custody Manager Agreement between the Bank of New York and the Registrant, dated June 15, 2001, is incorporated by reference to Exhibit 7(d) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on January 29, 2002.

(10)	(a)	Amended and Restated Plan of Distribution Pursuant to Rule 12b-1, dated May 1, 2004, is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on January 28, 2005.

(b)	Amended Multi-Class Plan Pursuant to Rule 18f-3, dated October 28, 2004, is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A filed on January 28, 2005.

(11)	(a)	Opinion and consent of Clifford Chance US LLP, filed herein.

(b)	Opinion and consent of Dechert LLP, filed herein.

(12)	Opinion and consent of Clifford Chance US LLP regarding tax matters, filed herein.

(13)	(a)	Amended and Restated Transfer Agency and Service Agreement, dated November 1, 2004, between the Registrant and Morgan Stanley Trust, is incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on January 28, 2005.

(b)	Administration Agreement, dated November 1, 2004, between Morgan Stanley Services Company Inc. and the Registrant, is incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 14 to the Registration Statement, filed on January 28, 2005.

(14)	Consent of Independent Registered Public Accounting Firm, filed herein.

(15)	Not Applicable.

(16)	Powers of Attorney of Trustees, dated February 6, 2006, is incorporated by reference to Exhibit (q) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of Morgan Stanley European Equity Fund Inc., filed on February 28, 2006.

(17)	Form of Proxy, filed herewith.

Item 17.	Undertakings

1.    The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.    The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on this 15th day of June, 2006.

MORGAN STANLEY CAPITAL OPPORTUNITIES TRUST

By:	/s/ Ronald E. Robison Ronald E. Robison President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
1. Principal Executive Officer
/s/ Ronald E. Robison Ronald E. Robison	Executive Vice President and Principal Executive Officer	June 15, 2006
2. Principal Financial Officer
/s/ Francis J. Smith Francis J. Smith	Chief Financial Officer	June 15, 2006
3. Majority of the Trustees
INDEPENDENT TRUSTEES
Michael Bozic Edwin J. Garn Wayne E. Hedien Manuel H. Johnson	Joseph J. Kearns Michael E. Nugent Fergus Reid
By: /s/ Carl Frischling Carl Frischling Attorney-in-Fact for the Independent Trustees		June 15, 2006
MANAGEMENT TRUSTEES
Charles A. Fiumefreddo (Chairman) James F. Higgins
By: /s/ Barry Fink Barry Fink Attorney-in-Fact for the Management Trustees		June 15, 2006

EXHIBIT INDEX

(11	)(a)	Opinion and consent of Clifford Chance US LLP.
	(b)	Opinion and consent of Dechert LLP.
(12)		Opinion and consent of Clifford Chance US LLP regarding tax matters.
(14)		Consent of Independent Registered Public Accounting Firm.